                                                       PROSPECTUS -  MAY 1, 2001

Morgan Stanley Dean Witter
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS X

                    Morgan Stanley Dean Witter Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:

                               The Money Market Portfolio        The Value-Added Market Portfolio
                               The North American Government     The Growth Portfolio
                                Securities Portfolio             The American Opportunities Portfolio
                               The Diversified Income Portfolio  The Mid-Cap Equity Portfolio
                               The Balanced Growth Portfolio     The Global Equity Portfolio
                               The Utilities Portfolio           The Developing Growth Portfolio
                               The Dividend Growth Portfolio     The Emerging Markets Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

Eligible Investors        ............................................................                   1

The Portfolios            The Money Market Portfolio..................................                   2
                          The North American Government Securities Portfolio..........                   4
                          The Diversified Income Portfolio............................                   7
                          The Balanced Growth Portfolio...............................                  11
                          The Utilities Portfolio.....................................                  15
                          The Dividend Growth Portfolio...............................                  18
                          The Value-Added Market Portfolio............................                  20
                          The Growth Portfolio........................................                  22
                          The American Opportunities Portfolio........................                  24
                          The Mid-Cap Equity Portfolio................................                  27
                          The Global Equity Portfolio.................................                  30
                          The Developing Growth Portfolio.............................                  32
                          The Emerging Markets Portfolio..............................                  34

Additional Investment
Strategy Information      ............................................................                  38

Additional Risk
Information               ............................................................                  39

Portfolio Management      ............................................................                  43

Shareholder Information   Pricing Fund Shares.........................................                  47
                          Distributions...............................................                  47
                          Tax Consequences............................................                  48

Financial Highlights      ............................................................                  49

         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                              Hartford Life    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                  Hartford Life and Annuity    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Currently, Class X shares of each Portfolio are generally available to holders of Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of
                                                                                        U.S.-regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of savings
                                                                                        banks and savings and loan institutions
                                                                                        having assets of $1 billion or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in The Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]
                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.
                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS
                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.10%
'96   5.07%
'97   5.21%
'98   5.16%
'99   4.78%
2000  5.98%

                    Year-to-date total return as of March 31, 2001 was 1.36%. During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 1.10% (quarter ended June 30, 1999).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Money Market Portfolio                 5.98%        5.24%            5.38%
                               ---------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio seeks to earn a high level of current income while maintaining relatively low volatility of principal.

                    On April 22, 1999, the Fund's Board of Trustees approved the termination of the Portfolio and the substitution of shares of the Portfolio for shares of the Fixed-Income Fund of Morgan Stanley Dean Witter Universal Funds. The substitution will result in shares of the Portfolio being redeemed and automatically invested in shares of the Fixed-Income Fund. The substitution will not be consummated unless authorized by the Securities and Exchange Commission.

                    Effective September 7, 1999, shares of The North American Government Securities Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The North American Government Securities Portfolio will normally invest at least 65% of its assets in investment grade fixed-income securities issued or guaranteed by the United States, Canadian or Mexican governments, their agencies or instrumentalities. These securities are referred to generally as "government securities." In the case of the United States and Canada, a substantial portion of these securities will be mortgage-backed securities. The Portfolio will normally invest at least 50% of its assets in U.S.
                    government securities, and no more than 25% each in Canadian or Mexican government securities.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, will allocate Portfolio assets among the three countries based on its analysis of market, economic and political conditions in those countries. The Sub-Advisor will consider various factors, such as changes in interest rates and currency exchange rates, to attempt to take advantage of favorable investment opportunities in each country. The Sub-Advisor expects that, under normal circumstances, the weighted average maturity of the Portfolio's investment securities will be no greater than 3 years.

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    OTHER SECURITIES. The Portfolio may invest up to 35% of its net assets in securities that are not government securities. This group of securities also will be issued by U.S., Canadian or Mexican issuers and may include corporate debt securities and securities backed by other assets, such as automobile or credit card receivables or home equity loans. They are rated at least Aa by Moody's Investors Services or AA by Standard & Poor's Corporation or, if not rated, determined to be of comparable quality by the Sub-Advisor.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The North American Government
                    Securities Portfolio will achieve its investment objective.
                    The North American Government Securities Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    MORTGAGE-BACKED SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities. Investments in mortgage-backed securities may be subject to a risk referred to as "extension risk," which is the possibility that rising interest rates may cause owners of the underlying mortgages to pay off their mortgages at a slower than expected rate. This risk may effectively change a security that was short- or intermediate-term into a long-term security. Long-term securities generally drop in value more dramatically when the general level of interest rates goes up.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    CANADIAN AND MEXICAN SECURITIES. The Canadian debt securities market is significantly smaller than the U.S. debt securities market. In particular, the Canadian mortgage-backed securities market is of recent origin, and, although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart.

                    Because the Portfolio intends to invest in Mexican debt instruments, investors in the Portfolio should be aware of certain special considerations associated with investing in debt obligations of the Mexican government.

                    The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican debt obligations, including those in which the Portfolio invests. Mexico is currently a major debtor nation (among developing countries) to commercial banks and foreign governments.

                    The value of the Portfolio's investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent rates of inflation, which have exceeded the rates of inflation in the U.S. and Canada. The Portfolio can provide no assurance that future developments in the Mexican economy will not impair the Portfolio's investment flexibility, operations or ability to achieve its investment objective.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in The North American Government Securities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.40%
'96   4.35%
'97   5.91%
'98   4.28%
'99   3.40%
2000  6.66%

            Year-to-date total return as of March 31, 2001 was 1.83%.

            During the periods shown in the bar chart, the highest return for a calendar quarter was 2.19% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was 0.06% (quarter ended March 31, 1996).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                North American Government
                                Securities Portfolio                   6.66%        4.91%            5.14%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers U.S. Government
                                Index (1-5 Year)(1)                    9.09%        6.05%          7.07%(2)
                               ---------------------------------------------------------------------------------

                               (1)  The Lehman Brothers U.S. Government Index (1-5 Year) measures the performance of all U.S. Government agency and Treasury securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  For the period November 30, 1994 to December 31, 2000.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE DIVERSIFIED INCOME PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio will normally invest at least 65% of its assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

                    The three groups of Portfolio investments include: (1) global securities; (2) mortgage-backed and U.S. government securities; and (3) high yield securities.

                    (1) GLOBAL SECURITIES. The securities in the first group include:

                    - Fixed-income securities issued or guaranteed by the U.S.
                      government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation, or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    - The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    ASSET-BACKED SECURITIES Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described below.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES. The securities in the second group include:

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    (3) HIGH YIELD SECURITIES. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    FORWARD CURRENCY CONTRACTS. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    MORTGAGE-BACKED SECURITIES AND ASSET-BACKED
                    SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    FUTURES. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolios' ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   6.96%
'96    9.54%
'97    8.32%
'98    4.22%
'99   -1.83%
2000  -4.74%

                    Year-to-date total return as of March 31, 2001 was -0.99%. During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -3.12% (quarter ended September 30, 2000).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Diversified Income Portfolio          -4.74%        2.95%            3.65%
                               ---------------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/Credit Index(1)            10.12%        6.11%          7.45%(2)
                               ---------------------------------------------------------------------------------

                               (1)  The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly
                                    Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S.
                                    government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  For the period November 30, 1994 to December 31, 2000.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE BALANCED GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The four groups of Portfolio investments in more detail include:

                    (1) COMMON STOCKS. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities, and U.S. government securities. The U.S. government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.
[End Sidebar]

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    MORTGAGE-BACKED SECURITIES AND ASSET-BACKED
                    SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMO's), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    FUTURES. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.86%
'96   13.54%
'97   17.87%
'98   14.41%
'99    3.52%
2000   6.37%

                    Year-to-date total return as of March 31, 2001 was -0.84%.

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]
                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -7.84% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------------------
                                                                                                  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Balanced Growth Portfolio               6.37%          11.01%          12.69%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        -9.10%         18.32%          20.64%
                               ------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Index(2)                                11.63%         6.46%          8.33%(3)
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's-Registered Trademark- 500 Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S.
                                    government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (3)  For the period November 30, 1994 to December 31, 2000.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE UTILITIES PORTFOLIO

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
        The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
        The Utilities Portfolio will normally invest at least 65% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

        The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

        The Portfolio may also invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]  SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
        There is no assurance that The Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

        UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies - regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

        Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

        Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

        COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

        FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

        The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

        FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in The Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  28.05%
'96    8.48%
'97   26.45%
'98   22.23%
'99   43.71%
2000  -1.91%

            Year-to-date total return as of March 31, 2001 was -11.88%.
            During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -10.74% (quarter ended June 30, 2000).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Utilities Portfolio                   -1.91%        18.77%          19.88%
                               ---------------------------------------------------------------------------------
                                S&P 500 Index(1)                      -9.10%        18.32%          20.64%
                               ---------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the average performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    70% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 30% of its net assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  40.13%
'96   24.49%
'97   26.12%
'98   19.73%
'99    0.53%
2000   5.36%

                    Year-to-date total return as of March 31, 2001 was -4.62%. During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -10.95% (quarter ended September 30, 1999).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               --------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Dividend Growth Portfolio              5.36%        14.77%          18.17%
                               ---------------------------------------------------------------------------------
                                S&P 500 Index(1)                      -9.10%        18.32%          20.64%
                               ---------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE VALUE-ADDED MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Value-Added Market Portfolio invests, on an "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value (approximately 0.20% each of the Portfolio's value). The Portfolio may invest in foreign securities represented in the S&P 500.


                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase The Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  27.14%
'96   17.78%
'97   26.12%
'98   12.19%
'99   12.15%
2000  11.98%

                    Year-to-date total return as of March 31, 2001 was -5.49%. During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.80% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -----------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Value-Added Market Portfolio            11.98%         15.92%          17.12%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index (1)                       -9.10%         18.32%          20.64%
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.


                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   13.29%
'96    23.56%
'97    23.07%
'98    13.22%
'99    39.10%
2000  -11.68%

                    Year-to-date total return as of March 31, 2001 was -18.49%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -16.28% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               -------------------------------------------------------------------------------------
                                Growth Portfolio                        -11.68%         16.16%          15.41%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                        -9.10%          18.32%          20.64%
                               -------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AMERICAN OPPORTUNITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. The Portfolio's "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The
                    Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    SECTOR ROTATION. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its net assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depository receipts); and options and futures on stock indexes.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table
compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  38.95%
'96   12.95%
'97   31.93%
'98   30.78%
'99   55.81%
2000  -4.42%

                    Year-to-date total return as of March 31, 2001 was -21.95%. During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -12.15% (quarter ended December 31, 2000).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               --------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                American Opportunities Portfolio      -4.42%        23.75%          25.62%
                               ---------------------------------------------------------------------------------
                                S&P 500 Index(1)                      -9.10%        18.32%          20.64%
                               ---------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH

An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

THE MID-CAP EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Mid-Cap Equity Portfolio seeks long-term capital growth.

[ICON]
                    PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Mid-Cap Equity Portfolio will normally invest at least 65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's MidCap 400 Index, which capitalization range was approximately between $102 million and $13.1 billion as of January 31, 2001. The Portfolio's "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;
                    - an ability to earn an attractive return on equity;
                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;
                    - a large and growing market share;
                    - a strong balance sheet; and
                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Mid-Cap Equity Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depository receipts).
[ICON]
                    SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Mid-Cap Equity Portfolio will achieve its investment objective. The Mid-Cap Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied over the past 3 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Mid-Cap Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998    5.67%
'99    92.10%
2000  -27.56%

                    Year-to-date total return as of March 31, 2001 was -35.80%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -37.36% (quarter ended December 31, 2000).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------
                                                                                      LIFE OF PORTFOLIO
                                                                         PAST 1 YEAR   (SINCE 1/21/97)
                               ------------------------------------------------------------------------
                                Mid-Cap Equity Portfolio                   -27.56%         14.46%
                               ------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                    17.50%          19.78%
                               ------------------------------------------------------------------------

                               (1)  The Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index) is a
                                    market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE GLOBAL EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    65% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.76%
'96   11.43%
'97    8.66%
'98   15.11%
'99   34.14%
2000  -5.93%

                    Year-to-date total return as of March 31, 2001 was -13.50%. During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.31% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               --------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Global Equity Portfolio               -5.93%        11.96%          11.90%
                               ---------------------------------------------------------------------------------
                                MSCI World Index(1)                   -13.18%       12.12%          12.90%
                               ---------------------------------------------------------------------------------

                               (1)  The Morgan Stanley Capital International World Index (MSCI World Index)
                                    measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE DEVELOPING GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment
                    Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its net assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.


                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   51.26%
'96    12.95%
'97    13.77%
'98     9.04%
'99    92.52%
2000  -21.61%

                    Year-to-date total return as of March 31, 2001 was -25.45%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.41% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -------------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR     PAST 5 YEARS    (SINCE 11/9/94)
                               --------------------------------------------------------------------------------------
                                Developing Growth Portfolio            -21.61%          16.16%           21.14%
                               --------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                   -3.02%          10.31%           12.78%
                               --------------------------------------------------------------------------------------

                               (1)  The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2000 smallest stocks included in the Russell 3000 Index.
                                    The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE EMERGING MARKETS PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio seeks long-term capital appreciation.

                    On April 22, 1999, the Fund's Board of Trustees approved the termination of the Portfolio and the substitution of shares of the Portfolio for shares of the Emerging Markets Equity Fund of Morgan Stanley Dean Witter Universal Funds. The substitution will result in shares of the Portfolio being redeemed and automatically invested in shares of the Emerging Markets Equity Fund. The substitution will not be consummated unless authorized by the Securities and Exchange Commission.

                    Effective September 7, 1999, shares of The Emerging Markets Portfolio are no longer offered for new investment other than through the reinvestment of dividends.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Emerging Markets Portfolio will normally invest at least
                    65% of its assets in common stocks and other equity securities of companies in emerging markets. Each of these companies: is organized in an emerging market country;
                    derives at least 50% of its revenues from goods produced or sold, investments made, or services performed in emerging markets; maintains at least 50% of its assets in emerging market countries; or has securities that are traded principally on a stock exchange in an emerging market country. Presently, there are approximately 158 countries considered to be emerging market countries.

                    The Portfolio's "Sub-Advisor," TCW Investment Management Company, utilizes a top-down/bottom-up approach. The Sub-Advisor begins with an evaluation of the country in which the proposed investment is to be made. Following the country level review, the Sub-Advisor conducts a fundamental analysis of securities, industries and companies, including consideration of liquidity, market capitalization, financial position, relative competitive position, together with overall growth prospects. The Portfolio's assets will be allocated among emerging market countries in accordance with the Sub-Advisor's view of best investment opportunities; however, the Portfolio will normally invest in at least five emerging market countries.

                    The Portfolio may invest at least 35% of its net assets in fixed-income securities of government and corporate issuers located in emerging market countries, and equity and fixed-income securities of issuers in developed countries.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Emerging Markets Portfolio will achieve its investment objective. The Emerging Markets
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    EMERGING MARKET COUNTRIES. Investing in securities of emerging market countries involves certain risks, and special considerations that are not typically associated with investing in securities of U.S. companies or issuers located in foreign developed countries.

                    The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

                    In addition, emerging market countries' exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher on foreign markets than in the U.S. Thus, the Portfolio's operating expenses are expected to be higher than those of mutual funds investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Portfolio trades effected in such markets. Inability to dispose of securities due to settlement delays could result in losses to the Portfolio due to subsequent declines in value of such securities and the inability of the Portfolio to make intended security purchases due to settlement problems could result in a failure of the Portfolio to make potentially advantageous investments.

                    Many of the emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

                    Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Trading in sovereign debt involves a high degree of risk, since the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest of the debt obligations when they become due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, governments of emerging market countries may default on their sovereign debt, which may require holders of sovereign debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt.

                    The governments of some emerging market countries, to varying degrees, have been engaged in programs of selling part or all of their stakes in government-owned or government-controlled enterprises -- referred to as "privatizations." The Sub-Advisor believes that privatizations may offer investors opportunities for significant capital appreciation and intends to invest assets of the Portfolio in privatizations in appropriate circumstances. In certain emerging market countries, the ability of foreign investors, such as the Portfolio, to participate in privatizations may be limited by local law, or the terms on which the Portfolio may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that privatization programs will continue or be successful.

                    Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

                    Many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated may have a detrimental impact on the Portfolio.

                    As a result of the absence of established securities markets and publicly-owned corporations in certain emerging market countries, as well as restrictions on direct investment by foreign entities, the Portfolio may be able to invest in such countries solely or primarily through depository receipts or similar securities and government approved investment vehicles. For example, due to Chile's current investment restrictions (in most cases capital invested directly in Chile cannot be repatriated for at least one year), the Portfolio's investments in Chile primarily will be through investment in depository receipts and established Chilean investment companies not subject to repatriation restrictions.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Emerging Markets Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   -0.57%
'96    17.69%
'97     1.27%
'98   -29.03%
'99    83.53%
2000  -28.57%

                    Year-to-date total return as of March 31, 2001 was -8.50%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 34.79% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.28% (quarter ended September 30, 1998).

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               --------------------------------------------------------------  LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Emerging Markets Portfolio            -28.57%       2.09%            1.70%
                               ---------------------------------------------------------------------------------
                                S&P/IFCI(1)                           -31.76%       -3.67%         -6.46%(2)
                               ---------------------------------------------------------------------------------

                               (1)  The S&P/IFCI Emerging Markets Index (S&P/IFCI) is a broad, neutral and historically consistent benchmark for the emerging markets. The Index includes Latin America, East Asia, South Asia, Europe, the Mideast and
                                    Africa, reflecting restrictions on foreign investment, market capitalization, and liquidity. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  For the period from November 11, 1994 to December 31, 2000.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.


                    DEFENSIVE INVESTING. Each Portfolio (other than The Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    PORTFOLIO TURNOVER. Each Portfolio, other than The Value-Added Market Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securitites two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                              *  *  *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES

                                                                        PRICE PER $1,000 OF A BOND IF
                                                                               INTEREST RATES:
                                                                        ------------------------------
                                                                           INCREASE        DECREASE
                                                                        --------------  --------------
                               BOND MATURITY                   COUPON     1%      2%      1%      2%
                               -----------------------------------------------------------------------
                                1 year                            N/A   $1,000  $1,000  $1,000  $1,000
                               -----------------------------------------------------------------------
                                5 years                          5.75%  $  992  $  959  $1,063  $1,101
                               -----------------------------------------------------------------------
                                10 years                         5.75%  $  976  $  913  $1,118  $1,120
                               -----------------------------------------------------------------------
                                30 years                         6.25%  $  973  $  858  $1,287  $1,502
                               -----------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed securities or asset-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or a Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier that their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/ or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.


                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolios due to subsequent declines in the value of the securities subject to the trades.


                    Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.


                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the North American Government Securities, Emerging Markets, Mid-Cap Equity, and Growth) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

                    Each of the North American Government Securities, Emerging Markets, Mid-Cap Equity and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of each of the North American Government Securities Portfolio, the Emerging Markets Portfolio and the Mid-Cap Equity Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2001, TCW Investment Management Company, together with its affiliated companies, manages approximately $80 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

                    The TCW Group has entered into a definitive agreement for the sale of a majority of its interests to Societe Generale Asset Management, S.A. ("SG Asset Management"). SG Asset Management, its parent, Societe Generale, S.A. ("Societe Generale"), and the TCW Group signed an agreement under which SG Asset Management will acquire a majority of the TCW Group, increasing to 70% over the next five years. The remaining 30% will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as Societe Generale repurchases them over time. The transaction is expected to be completed in summer, 2001. Upon consummation of the transaction, the Investment Manager's Sub-Advisory Agreement with TCW Investment Management Company will be deemed to have been assigned and, therefore, will terminate. The Fund's Board of Trustees has approved a new Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company, which is substantially identical to the current Sub-Advisory Agreement. The Board of Trustees will seek shareholders' approval of the new Sub-Advisory Agreement at a meeting of shareholders currently scheduled to take place on June 26, 2001.

                    Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, has over $150 billion under management. With the combination of TCW, the new SG Asset Management will have more than $230 billion of assets under management.

                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2001, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $81.8 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2000 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.

                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               PORTFOLIO                                             DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                0.50%
                               -------------------------------------------------------------------------
                                The North American Government Securities
                                Portfolio                                                0.65%(1)
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                          0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                             0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                   0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                             0.60%
                               -------------------------------------------------------------------------

                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               PORTFOLIO                                             DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                          0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                     0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                      0.61%
                               -------------------------------------------------------------------------
                                The Mid-Cap Equity Portfolio                             0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                               1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                           0.50%
                               -------------------------------------------------------------------------
                                The Emerging Markets Portfolio                           1.25%(1)
                               -------------------------------------------------------------------------

                               (1)  40% of the Investment Manager's compensation is paid to the Portfolio's
                                    Sub-Advisor.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the applicable Sub-Advisor for over five years.

                    THE NORTH AMERICAN GOVERNMENT SECURITIES
                    PORTFOLIO - Philip A. Barach, Frederick E. Horton and Jeffrey E. Gundlach, Managing Directors of TCW Investment Management Company, are the primary portfolio managers of the Portfolio.

                    THE DIVERSIFIED INCOME PORTFOLIO -- W. David Armstrong, Stephen F. Esser and Paul F. O'Brien have been the primary portfolio managers of the Portfolio since January 2001.
                    Mr. Armstrong is a Managing Director of the Investment Manager as well as a Managing Director and member of the Interest Rate Research Team of Miller Anderson & Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1997). Mr Esser is a Managing Director of the Investment Manager as well as a Managing Director of MAS. Mr. Esser has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager as well as a Principal and member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at J.P. Morgan, London.

                    THE BALANCED GROWTH PORTFOLIO -- Paul D. Vance is the primary portfolio manager of the equity portion of the Portfolio, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Vance, a Managing Director of the Investment Manager, has been a primary portfolio manager of the Portfolio since March 1998, and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001.
                    Mr. Manioudakis is a Principal of the Investment Manager and of MAS, an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).

                    THE UTILITIES PORTFOLIO -- Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Gaylor, a Principal of the Investment Manager, has been a primary portfolio manager of the Portfolio since its inception and has been managing portfolios with the Investment Manager for over five years. Mr. Silvestri, a Vice President of the Investment Manager, has assisted Mr. Gaylor since January 1997 and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the fixed-income portion of the Portfolio since February 2001.

                    THE DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, a Principal of the Investment Manager.

                    THE VALUE-ADDED MARKET PORTFOLIO - The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.

                    THE GROWTH PORTFOLIO -- The Portfolio is managed by the Select Growth Equity Group. Current members of the team include Philip Friedman, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and William Auslander and Peter Dannenbaum, Principals of Morgan Stanley Investment Management Inc. and the Investment Manager.

                    THE AMERICAN OPPORTUNITIES PORTFOLIO - Anita H. Kolleeny, Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio. Ms. Kolleeny has been assisted by Michelle Kaufman, Managing Director of the Investment Manager, since March 1998.

                    THE MID-CAP EQUITY PORTFOLIO - Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary portfolio manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Mr. Foreman has been the primary portfolio manager of the Portfolio since August 1999.

                    THE GLOBAL EQUITY PORTFOLIO - David Dineen, a Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    THE DEVELOPING GROWTH PORTFOLIO -- Arden C. Armstrong and John Roscoe are the primary portfolio managers of the Portfolio. Ms. Armstrong, a Managing Director of the Investment Manager as well as a Managing Director of MAS, has been a primary portfolio manager of the Portfolio since January 2001. Ms. Armstrong has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Roscoe, a Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since April 2000. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc.

                    THE EMERGING MARKETS PORTFOLIO - Saker Nusseibeh, Managing Director of European and International Equities of TCW London International, Limited and Michael P. Reilly, Managing Director of TCW Investment Management Company are the primary portfolio managers of the Portfolio. Mr. Nusseibeh has been a primary portfolio manager since October 1999; prior to this, since 1996, he has served in various portfolio management positions with TCW London International, Limited and prior to 1996, he served as Director of the international division of Mercury Asset Management. Mr. Reilly has been a primary portfolio manager since December 1994.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than The Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                                         NET REALIZED CAPITAL
                                                                                DIVIDENDS                GAINS DISTRIBUTIONS
                               --------------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO                 Declared and paid on each     Declared and paid at least
                                                                       day the New York Stock        once per calendar year, net
                                                                       Exchange is open to           short-term gains may be paid
                                                                       shareholders as of the close  more frequently
                                                                       of business the preceding
                                                                       business day
                               --------------------------------------------------------------------------------------------------
                                EMERGING MARKETS, NORTH AMERICAN       Declared and paid monthly     Declared and paid at least
                                GOVERNMENT AND DIVERSIFIED INCOME                                    once per year
                                PORTFOLIOS
                               --------------------------------------------------------------------------------------------------
                                BALANCED GROWTH, DIVIDEND GROWTH AND   Declared and paid quarterly   Declared and paid at least
                                UTILITIES PORTFOLIOS                                                 once per calendar year
                               --------------------------------------------------------------------------------------------------
                                AMERICAN OPPORTUNITIES, DEVELOPING     Declared and paid at least    Declared and paid at least
                                GROWTH, GLOBAL EQUITY, GROWTH,         once per calendar year        once per calendar year
                                MID-CAP EQUITY AND VALUE-ADDED
                                PORTFOLIOS
                               --------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS


        The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2000 the per share amounts were computed using an average number of shares outstanding during the period.


        The information for the fiscal year ended December 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for Class X for prior fiscal periods have been audited by other independent accountants.

        Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                  NET ASSET
                                    VALUE       NET       NET REALIZED   TOTAL FROM                                     TOTAL
                                  BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO   DISTRIBUTIONS   DIVIDENDS AND
YEAR ENDED DECEMBER 31            OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  TO SHAREHOLDERS  DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
---------------------------------------------------------------------------------------------------------------------------------
 1996                              $ 1.00      $0.05             --        $ 0.05       $(0.05)            --          $(0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1997                                1.00       0.05             --          0.05        (0.05)            --           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1998                                1.00       0.05             --          0.05        (0.05)            --           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                1.00       0.05             --          0.05        (0.05)            --           (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                             1.00       0.06             --          0.06        (0.06)            --           (0.06)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
 2000(b)                             1.00       0.03             --          0.03        (0.03)            --           (0.03)
---------------------------------------------------------------------------------------------------------------------------------
 NORTH AMERICAN GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
---------------------------------------------------------------------------------------------------------------------------------
 1996                               10.18       0.52         $(0.09)         0.43        (0.52)            --           (0.52)
---------------------------------------------------------------------------------------------------------------------------------
 1997                               10.09       0.48           0.09          0.57        (0.49)            --           (0.49)
---------------------------------------------------------------------------------------------------------------------------------
 1998                               10.17       0.46          (0.03)         0.43        (0.45)            --           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
 1999                               10.15       0.47          (0.13)         0.34        (0.46)            --           (0.46)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                            10.03       0.55           0.10          0.65        (0.60)            --           (0.60)
---------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME
---------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
---------------------------------------------------------------------------------------------------------------------------------
 1996                               10.22       0.80           0.13          0.93        (0.82)        $(0.01)          (0.83)
---------------------------------------------------------------------------------------------------------------------------------
 1997                               10.32       0.80           0.02          0.82        (0.83)         (0.02)          (0.85)
---------------------------------------------------------------------------------------------------------------------------------
 1998                               10.29       0.79          (0.37)         0.42        (0.77)         (0.01)          (0.78)
---------------------------------------------------------------------------------------------------------------------------------
 1999                                9.93       0.78          (0.96)        (0.18)       (0.77)         (0.02)++        (0.79)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                             8.96       0.76          (1.15)        (0.39)       (0.65)         (0.09)++        (0.74)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
 2000(b)                             8.58       0.33          (0.73)        (0.40)       (0.33)         (0.04)++        (0.37)
---------------------------------------------------------------------------------------------------------------------------------
 BALANCED GROWTH
---------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
---------------------------------------------------------------------------------------------------------------------------------
 1996                               11.89       0.33           1.25          1.58        (0.33)         (0.07)          (0.40)
---------------------------------------------------------------------------------------------------------------------------------
 1997                               13.07       0.29           2.01          2.30        (0.30)         (0.04)          (0.34)
---------------------------------------------------------------------------------------------------------------------------------
 1998                               15.03       0.44           1.68          2.12        (0.43)         (0.34)          (0.77)
---------------------------------------------------------------------------------------------------------------------------------
 1999                               16.38       0.48           0.15          0.63        (0.48)         (1.90)          (2.38)
---------------------------------------------------------------------------------------------------------------------------------
 2000(a)                            14.63       0.47           0.42          0.89        (0.51)         (0.11)          (0.62)
---------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------------------
 2000(b)                            13.67       0.18           1.25          1.43        (0.22)            --           (0.22)
---------------------------------------------------------------------------------------------------------------------------------

                                               RATIOS TO AVERAGE NET ASSETS (BEFORE    RATIOS TO AVERAGE NET ASSETS
                                                      EXPENSES WERE ASSUMED)          (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    -------------------------------------  ------------------------------
NET ASSET VALUE                 END OF PERIOD                      NET INVESTMENT                   NET INVESTMENT      PORTFOLIO
END OF PERIOD    TOTAL RETURN+     (000'S)         EXPENSES         INCOME (LOSS)      EXPENSES      INCOME (LOSS)    TURNOVER RATE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    $ 1.00           5.07%        $ 87,002         0.59%                4.94%              0.57%          4.96%              N/A
-----------------------------------------------------------------------------------------------------------------------------------
      1.00           5.21           84,045         0.55                 5.08               0.55           5.08               N/A
-----------------------------------------------------------------------------------------------------------------------------------
      1.00           5.16          120,185         0.55                 5.02               0.55           5.02               N/A
-----------------------------------------------------------------------------------------------------------------------------------
      1.00           4.78          135,675         0.54                 4.67               0.54           4.67               N/A
-----------------------------------------------------------------------------------------------------------------------------------
      1.00           5.98          118,274         0.55                 5.80               0.55           5.80               N/A
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      1.00           2.58(1)         2,673         0.80(2)              5.55(2)            0.80(2)        5.55(2)            N/A
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     10.09           4.35            4,172         1.45                 4.55               0.50           5.50                48%
-----------------------------------------------------------------------------------------------------------------------------------
     10.17           5.91            5,091         1.26                 4.75               1.26           4.75                27
-----------------------------------------------------------------------------------------------------------------------------------
     10.15           4.28            8,389         1.15                 4.52               1.15           4.52                51
-----------------------------------------------------------------------------------------------------------------------------------
     10.03           3.40            9,421         1.01                 4.60               1.01           4.60                53
-----------------------------------------------------------------------------------------------------------------------------------
     10.08           6.66            7,677         1.00                 5.38               1.00           5.38                --
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     10.32           9.54           32,119         0.71                 8.26               0.50           8.47                69
-----------------------------------------------------------------------------------------------------------------------------------
     10.29           8.32           62,287         0.55                 8.09               0.55           8.09               110
-----------------------------------------------------------------------------------------------------------------------------------
      9.93           4.22           93,991         0.49                 7.92               0.49           7.92               111
-----------------------------------------------------------------------------------------------------------------------------------
      8.96          (1.83)          86,270         0.48                 8.31               0.48           8.31                69
-----------------------------------------------------------------------------------------------------------------------------------
      7.83          (4.74)          69,443         0.47                 8.92               0.47           8.92                33
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
      7.81          (4.68)(1)          602         0.72(2)              9.23(2)            0.72(2)        9.23(2)             33
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     13.07          13.54           38,893         0.90                 2.35               0.50           2.75                88
-----------------------------------------------------------------------------------------------------------------------------------
     15.03          17.87           71,323         0.86                 2.13               0.86           2.13                64
-----------------------------------------------------------------------------------------------------------------------------------
     16.38          14.41          107,852         0.71                 2.87               0.71           2.87                93
-----------------------------------------------------------------------------------------------------------------------------------
     14.63           3.52          128,299         0.64                 3.10               0.64           3.10                37
-----------------------------------------------------------------------------------------------------------------------------------
     14.90           6.37          120,911         0.64                 3.29               0.64           3.29                39
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
     14.88          10.55(1)         1,455         0.86(2)              2.90(2)            0.86(2)        2.90(2)             39
-----------------------------------------------------------------------------------------------------------------------------------

                                NET ASSET
                                  VALUE       NET       NET REALIZED   TOTAL FROM                                     TOTAL
                                BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO   DISTRIBUTIONS   DIVIDENDS AND
YEAR ENDED DECEMBER 31          OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  TO SHAREHOLDERS  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------------------------------------
 UTILITIES
-------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
-------------------------------------------------------------------------------------------------------------------------------
 1996                            $12.35      $0.43        $ 0.60        $ 1.03       $(0.43)         $(0.01)         $(0.44)
-------------------------------------------------------------------------------------------------------------------------------
 1997                             12.94       0.39          2.96          3.35        (0.40)          (0.05)          (0.45)
-------------------------------------------------------------------------------------------------------------------------------
 1998                             15.84       0.37          3.06          3.43        (0.37)          (0.19)          (0.56)
-------------------------------------------------------------------------------------------------------------------------------
 1999                             18.71       0.34          7.69          8.03        (0.34)          (0.15)          (0.49)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                          26.25       0.38         (0.79)        (0.41)       (0.40)          (1.45)          (1.85)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------------------------
 2000(b)                          26.06       0.15         (2.04)        (1.89)       (0.18)             --           (0.18)
-------------------------------------------------------------------------------------------------------------------------------
 DIVIDEND GROWTH
-------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
-------------------------------------------------------------------------------------------------------------------------------
 1996                             13.54       0.34          2.94          3.28        (0.35)          (0.02)          (0.37)
-------------------------------------------------------------------------------------------------------------------------------
 1997                             16.45       0.38          3.80          4.18        (0.38)          (0.68)          (1.06)
-------------------------------------------------------------------------------------------------------------------------------
 1998                             19.57       0.39          3.38          3.77        (0.39)          (0.90)          (1.29)
-------------------------------------------------------------------------------------------------------------------------------
 1999                             22.05       0.40         (0.10)         0.30        (0.40)          (2.03)          (2.43)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.92       0.33          0.05          0.38        (0.37)          (4.08)          (4.45)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------------------------
 2000(b)                          14.14       0.10          1.73          1.83        (0.13)             --           (0.13)
-------------------------------------------------------------------------------------------------------------------------------
 VALUE-ADDED MARKET
-------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
-------------------------------------------------------------------------------------------------------------------------------
 1996                             12.24       0.23          1.93          2.16        (0.23)          (0.01)          (0.24)
-------------------------------------------------------------------------------------------------------------------------------
 1997                             14.16       0.23          3.43          3.66        (0.23)          (0.03)          (0.26)
-------------------------------------------------------------------------------------------------------------------------------
 1998                             17.56       0.22          1.90          2.12        (0.22)          (0.27)          (0.49)
-------------------------------------------------------------------------------------------------------------------------------
 1999                             19.19       0.22          2.08          2.30        (0.22)          (0.73)          (0.95)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                          20.54       0.26          1.95          2.21        (0.09)          (1.91)          (2.00)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------------------------
 2000(b)                          18.74       0.09          1.89          1.98           --              --              --
-------------------------------------------------------------------------------------------------------------------------------
 GROWTH
-------------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
-------------------------------------------------------------------------------------------------------------------------------
 1996                             11.07       0.08          2.52          2.60        (0.08)          (0.04)          (0.12)
-------------------------------------------------------------------------------------------------------------------------------
 1997                             13.55       0.09          3.09          3.18        (0.10)          (0.07)          (0.17)
-------------------------------------------------------------------------------------------------------------------------------
 1998                             16.56         --          2.16          2.16           --           (0.49)          (0.49)
-------------------------------------------------------------------------------------------------------------------------------
 1999                             18.23      (0.02)         6.65          6.63           --           (1.59)          (1.59)
-------------------------------------------------------------------------------------------------------------------------------
 2000(a)                          23.27      (0.02)        (2.47)        (2.49)          --           (1.36)          (1.36)
-------------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
-------------------------------------------------------------------------------------------------------------------------------
 2000(b)                          23.90      (0.03)        (4.47)        (4.50)          --              --              --
-------------------------------------------------------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                               (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    ------------------------------  ------------------------------
NET ASSET VALUE                 END OF PERIOD                 NET INVESTMENT                 NET INVESTMENT      PORTFOLIO
END OF PERIOD    TOTAL RETURN+     (000'S)       EXPENSES      INCOME (LOSS)    EXPENSES      INCOME (LOSS)    TURNOVER RATE
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    $12.94          8.48%         $ 35,686        0.80%            3.16%            0.50%         3.46%                15%
----------------------------------------------------------------------------------------------------------------------------
     15.84         26.45            50,766        0.76             2.83             0.76          2.83                 34
----------------------------------------------------------------------------------------------------------------------------
     18.71         22.23            85,683        0.71             2.21             0.71          2.21                 19
----------------------------------------------------------------------------------------------------------------------------
     26.25         43.71           165,368        0.70             1.63             0.70          1.63                 31
----------------------------------------------------------------------------------------------------------------------------
     23.99         (1.91)          196,489        0.69             1.43             0.69          1.43                 32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     23.99         (7.26)(1)         5,494        0.95(2)          1.40(2)          0.95(2)       1.40(2)              32
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     16.45         24.49           258,101        0.67             2.44             0.67          2.44                 39
----------------------------------------------------------------------------------------------------------------------------
     19.57         26.12           518,419        0.65             2.11             0.65          2.11                 26
----------------------------------------------------------------------------------------------------------------------------
     22.05         19.73           723,285        0.63             1.87             0.63          1.87                 39
----------------------------------------------------------------------------------------------------------------------------
     19.92          0.53           742,811        0.60             1.86             0.60          1.86                101
----------------------------------------------------------------------------------------------------------------------------
     15.85          5.36           619,469        0.63             2.01             0.63          2.01                 41
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     15.84         13.02(1)          2,780        0.88(2)          1.45(2)          0.88(2)       1.45(2)              41
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     14.16         17.78            73,516        0.64             1.69             0.56          1.77                  4
----------------------------------------------------------------------------------------------------------------------------
     17.56         26.12           141,316        0.58             1.49             0.58          1.49                  8
----------------------------------------------------------------------------------------------------------------------------
     19.19         12.19           174,824        0.55             1.20             0.55          1.20                 14
----------------------------------------------------------------------------------------------------------------------------
     20.54         12.15           189,708        0.55             1.11             0.55          1.11                 21
----------------------------------------------------------------------------------------------------------------------------
     20.75         11.98           186,887        0.54             1.31             0.54          1.31                  8
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     20.72         10.57(1)            890        0.78(2)          1.02(2)          0.78(2)       1.02(2)               8
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     13.55         23.56            18,215        1.22            (0.03)            0.50          0.69                 47
----------------------------------------------------------------------------------------------------------------------------
     16.56         23.07            40,311        1.01             0.13             1.01          0.13                 55
----------------------------------------------------------------------------------------------------------------------------
     18.23         13.22            53,504        1.06             0.01             1.06          0.01                223
----------------------------------------------------------------------------------------------------------------------------
     23.27         39.10            96,699        0.90            (0.11)            0.90         (0.11)                88
----------------------------------------------------------------------------------------------------------------------------
     19.42        (11.68)          132,909        0.88            (0.10)            0.88         (0.10)                68
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
     19.40        (18.83)(1)         2,536        1.14(2)         (0.34)(2)         1.14(2)      (0.34)(2)             68
----------------------------------------------------------------------------------------------------------------------------

                                NET ASSET
                                  VALUE       NET       NET REALIZED   TOTAL FROM
                                BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO        DISTRIBUTIONS
YEAR ENDED DECEMBER 31          OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS       TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
 AMERICAN OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
--------------------------------------------------------------------------------------------------------------------------
 1996                            $13.71      $ 0.08       $ 1.68        $ 1.76       $(0.10)     $(0.07)
--------------------------------------------------------------------------------------------------------------------------
 1997                             15.30        0.07         4.73          4.80        (0.06)      (0.35)
--------------------------------------------------------------------------------------------------------------------------
 1998                             19.69        0.13         5.57          5.70        (0.14)      (1.94)
--------------------------------------------------------------------------------------------------------------------------
 1999                             23.31        0.08        11.76         11.84        (0.07)      (2.48)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          32.60        0.05        (1.39)        (1.34)          --       (2.69)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------------------
 2000(b)                          29.89        0.05        (1.39)        (1.34)          --          --
--------------------------------------------------------------------------------------------------------------------------
 MID-CAP EQUITY
--------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
--------------------------------------------------------------------------------------------------------------------------
 1997(c)                          10.00        0.18         1.39          1.57        (0.17)         --
--------------------------------------------------------------------------------------------------------------------------
 1998                             11.40        0.06         0.57          0.63        (0.07)      (0.10)
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.86        0.06        10.81         10.87        (0.06)      (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          22.66       (0.09)       (5.64)        (5.73)          --       (1.55)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------------------
 2000(b)                          24.41       (0.05)       (8.99)        (9.04)          --          --
--------------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
--------------------------------------------------------------------------------------------------------------------------
 1996                             10.99        0.15         1.10          1.25        (0.17)      (0.01)
--------------------------------------------------------------------------------------------------------------------------
 1997                             12.06        0.12         0.92          1.04        (0.11)      (0.02)
--------------------------------------------------------------------------------------------------------------------------
 1998                             12.97        0.14         1.81          1.95        (0.18)      (0.05)
--------------------------------------------------------------------------------------------------------------------------
 1999                             14.69        0.06         4.94          5.00        (0.06)         --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.63        0.13        (1.19)        (1.06)       (0.06)      (1.25)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          18.85          --        (1.61)        (1.61)          --          --
--------------------------------------------------------------------------------------------------------------------------
 DEVELOPING GROWTH
--------------------------------------------------------------------------------------------------------------------------
 CLASS X SHARES
--------------------------------------------------------------------------------------------------------------------------
 1996                             15.00        0.02         1.92          1.94        (0.03)      (0.03)++
--------------------------------------------------------------------------------------------------------------------------
 1997                             16.88        0.05         2.27          2.32        (0.04)         --
--------------------------------------------------------------------------------------------------------------------------
 1998                             19.16        0.03         1.69          1.72        (0.04)      (0.03)
--------------------------------------------------------------------------------------------------------------------------
 1999                             20.81        0.01        19.23         19.24        (0.01)         --
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          40.04        0.22        (7.89)        (7.67)          --       (6.44)
--------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------------------------------------------------
 2000(b)                          29.79        0.09        (3.98)        (3.89)          --          --
--------------------------------------------------------------------------------------------------------------------------


                                    TOTAL
                                DIVIDENDS AND
YEAR ENDED DECEMBER 31          DISTRIBUTIONS
------------------------------
 AMERICAN OPPORTUNITIES
------------------------------
 CLASS X SHARES
------------------------------
 1996                              $(0.17)
------------------------------
 1997                               (0.41)
------------------------------
 1998                               (2.08)
------------------------------
 1999                               (2.55)
------------------------------
 2000(a)                            (2.69)
------------------------------
 CLASS Y SHARES
------------------------------
 2000(b)                               --
------------------------------
 MID-CAP EQUITY
------------------------------
 CLASS X SHARES
------------------------------
 1997(c)                            (0.17)
------------------------------
 1998                               (0.17)
------------------------------
 1999                               (0.07)
------------------------------
 2000(a)                            (1.55)
------------------------------
 CLASS Y SHARES
------------------------------
 2000(b)                               --
------------------------------
 GLOBAL EQUITY
------------------------------
 CLASS X SHARES
------------------------------
 1996                               (0.18)
------------------------------
 1997                               (0.13)
------------------------------
 1998                               (0.23)
------------------------------
 1999                               (0.06)
------------------------------
 2000(a)                            (1.31)
------------------------------
 CLASS Y SHARES
------------------------------
 2000(a)                               --
------------------------------
 DEVELOPING GROWTH
------------------------------
 CLASS X SHARES
------------------------------
 1996                               (0.06)
------------------------------
 1997                               (0.04)
------------------------------
 1998                               (0.07)
------------------------------
 1999                               (0.01)
------------------------------
 2000(a)                            (6.44)
------------------------------
 CLASS Y SHARES
------------------------------
 2000(b)                               --
------------------------------

                                                RATIOS TO AVERAGE NET ASSETS     RATIOS TO AVERAGE NET ASSETS
                                               (BEFORE EXPENSES WERE ASSUMED)   (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    -------------------------------  ------------------------------
NET ASSET VALUE                 END OF PERIOD                  NET INVESTMENT                  NET INVESTMENT     PORTFOLIO
END OF PERIOD    TOTAL RETURN+     (000'S)       EXPENSES      INCOME (LOSS)      EXPENSES     INCOME (LOSS)    TURNOVER RATE
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
    $15.30          12.95%        $120,904        0.71%             0.52%          0.69%            0.54%              232%
-----------------------------------------------------------------------------------------------------------------------------
     19.69          31.93          230,014        0.68              0.42           0.68             0.42               262
-----------------------------------------------------------------------------------------------------------------------------
     23.31          30.78          371,633        0.66              0.62           0.66             0.62               325
-----------------------------------------------------------------------------------------------------------------------------
     32.60          55.81          768,751        0.66              0.29           0.66             0.29               360
-----------------------------------------------------------------------------------------------------------------------------
     28.57          (4.42)         832,971        0.64              0.17           0.64             0.17               426
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     28.55          (4.48)(1)       13,930        0.88(2)           0.40(2)        0.88(2)          0.40(2)            426
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     11.40          15.84(1)        19,236        1.12(2)           0.65(2)          --             1.77(2)            104
-----------------------------------------------------------------------------------------------------------------------------
     11.86           5.67           28,198        0.98             (0.40)            --             0.58               323
-----------------------------------------------------------------------------------------------------------------------------
     22.66          92.10           84,949        0.92             (0.35)          0.20             0.37               318
-----------------------------------------------------------------------------------------------------------------------------
     15.38         (27.56)         116,991        0.79             (0.41)          0.79            (0.41)               21
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     15.37         (36.83)(1)        4,895        1.02(2)          (0.62)(2)       1.02(2)         (0.62)(2)            21
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     12.06          11.43           59,246        1.25              0.69           0.72             1.22                62
-----------------------------------------------------------------------------------------------------------------------------
     12.97           8.66          102,229        1.13              0.91           1.13             0.91                87
-----------------------------------------------------------------------------------------------------------------------------
     14.69          15.11          125,522        1.10              1.01           1.10             1.01                80
-----------------------------------------------------------------------------------------------------------------------------
     19.63          34.14          173,743        1.08              0.36           1.08             0.36                79
-----------------------------------------------------------------------------------------------------------------------------
     17.26          (5.93)         171,523        1.06              0.68           1.06             0.68                68
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     17.24          (8.54)(1)          883        1.29(2)           0.02(2)        1.29(2)          0.02(2)             68
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     16.88          12.95           61,120        0.68             (0.04)          0.58             0.06               146
-----------------------------------------------------------------------------------------------------------------------------
     19.16          13.77           82,690        0.60              0.26           0.60             0.26               149
-----------------------------------------------------------------------------------------------------------------------------
     20.81           9.04           81,625        0.59              0.19           0.59             0.19               193
-----------------------------------------------------------------------------------------------------------------------------
     40.04          92.52          160,595        0.58              0.06           0.58             0.06               178
-----------------------------------------------------------------------------------------------------------------------------
     25.93         (21.61)         142,640        0.56              0.66           0.56             0.66               207
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
     25.90         (13.06)(1)        1,716        0.83(2)           0.74(2)        0.83(2)          0.74(2)            207
-----------------------------------------------------------------------------------------------------------------------------

                                NET ASSET
                                  VALUE       NET       NET REALIZED   TOTAL FROM   DIVIDENDS
                                BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT       TO                 DISTRIBUTIONS
YEAR ENDED DECEMBER 31          OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS           TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS
-----------------------------------------------------------------------------------------------------------------------------------

 CLASS X SHARES
-----------------------------------------------------------------------------------------------------------------------------------
 1996                            $ 9.69      $ 0.16       $ 1.51        $ 1.67       $(0.16)         --
-----------------------------------------------------------------------------------------------------------------------------------
 1997                             11.20        0.06         0.11          0.17        (0.06)         --
-----------------------------------------------------------------------------------------------------------------------------------
 1998                             11.31        0.07        (3.33)        (3.26)       (0.07)      (0.07)+++
-----------------------------------------------------------------------------------------------------------------------------------
 1999                              7.91          --         6.60          6.60           --       (0.02)++
-----------------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.49       (0.02)       (4.12)        (4.14)          --          --
-----------------------------------------------------------------------------------------------------------------------------------


                                    TOTAL
                                DIVIDENDS AND
YEAR ENDED DECEMBER 31          DISTRIBUTIONS
------------------------------
 EMERGING MARKETS
------------------------------
 CLASS X SHARES
------------------------------
 1996                              $(0.16)
------------------------------
 1997                               (0.06)
------------------------------
 1998                               (0.14)
------------------------------
 1999                               (0.02)
------------------------------
 2000(a)                               --
------------------------------


(a) Prior to July 24, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b) For the period July 24, 2000 (issued date) through December 31, 2000.
(c) For the period January 21, 1997 (commencement of operations) through December 31, 1997.
+ Calculated based on the net asset value as of the last business day of the period.
++ Includes distributions from paid-in-capital of $0.01.
+++ Includes distributions from paid-in-capital of $0.04.
++ Distribution from paid-in-capital.
(1) Not annualized.
(2) Annualized.

                                                RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                               (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                                 NET ASSETS    ------------------------------  ------------------------------
NET ASSET VALUE                 END OF PERIOD                NET INVESTMENT                  NET INVESTMENT      PORTFOLIO
END OF PERIOD    TOTAL RETURN+     (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)    TURNOVER RATE
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
    $11.20            17.69%       $17,240          2.02%           (0.10)%         0.50%           1.42%              46%
----------------------------------------------------------------------------------------------------------------------------
     11.31             1.27         23,815          1.71             0.49           1.71            0.49               91
----------------------------------------------------------------------------------------------------------------------------
      7.91           (29.03)        13,272          1.73             0.72           1.73            0.72              116
----------------------------------------------------------------------------------------------------------------------------
     14.49            83.53         22,889          1.84            (0.03)          1.84           (0.03)              82
----------------------------------------------------------------------------------------------------------------------------
     10.35           (28.57)        13,223          1.54            (0.12)          1.54           (0.12)              47
----------------------------------------------------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor.

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
                    (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                       PROSPECTUS -  MAY 1, 2001

Morgan Stanley Dean Witter
                                             SELECT DIMENSIONS INVESTMENT SERIES
                                                                         CLASS Y

                    Morgan Stanley Dean Witter Select Dimensions Investment Series is a mutual fund comprised of 13 separate Portfolios, each with its own distinctive investment objective(s) and policies. The following 11 Portfolios offer Class Y shares:

                               The Money Market Portfolio        The Growth Portfolio
                               The Diversified Income Portfolio  The American Opportunities Portfolio
                               The Balanced Growth Portfolio     The Mid-Cap Equity Portfolio
                               The Utilities Portfolio           The Global Equity Portfolio
                               The Dividend Growth Portfolio     The Developing Growth Portfolio
                               The Value-Added Market Portfolio

                    Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.

                    This PROSPECTUS must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon
    the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

CONTENTS

Eligible Investors        ............................................................                   1

The Portfolios            The Money Market Portfolio..................................                   2
                          The Diversified Income Portfolio............................                   4
                          The Balanced Growth Portfolio...............................                   8
                          The Utilities Portfolio.....................................                  12
                          The Dividend Growth Portfolio...............................                  15
                          The Value-Added Market Portfolio............................                  17
                          The Growth Portfolio........................................                  19
                          The American Opportunities Portfolio........................                  21
                          The Mid-Cap Equity Portfolio................................                  24
                          The Global Equity Portfolio.................................                  27
                          The Developing Growth Portfolio.............................                  29

Additional Investment
Strategy Information      ............................................................                  31

Additional Risk
Information               ............................................................                  32

Portfolio Management      ............................................................                  37

Shareholder Information   Pricing Fund Shares.........................................                  41
                          Plan of Distribution........................................                  41
                          Distributions...............................................                  41
                          Tax Consequences............................................                  42

Financial Highlights      ............................................................                  43

         THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
           PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

ELIGIBLE INVESTORS

                    Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is comprised of 13 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies, 11 portfolios currently offer Class Y shares. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):

                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                              Hartford Life    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------
                                                               Certain flexible premium deferred variable
                                  Hartford Life and Annuity    annuity contracts and flexible premium
                                          Insurance Company    variable life insurance policies
                               -----------------------------------------------------------------------------

                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares of each Portfolio through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]

THE PORTFOLIOS

THE MONEY MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                                   -      commercial paper and corporate
                                          obligations --                                rated in one of the two highest rating
                                                                                        categories by at least two nationally
                                                                                        recognized rating organizations or, if not
                                                                                        rated, is of comparable quality;
                                   -      bank obligations --                           including certificates of deposit of U.S.-
                                                                                        regulated banks having total assets of
                                                                                        $1 billion or more, and investments secured
                                                                                        by these obligations;
                                   -      savings institution obligations --            including certificates of deposit of savings
                                                                                        banks and savings and loan institutions
                                                                                        having assets of $1 billion or more;
                                   -      insured certificates of deposit --            of banks and savings institutions having
                                                                                        assets of less than $1 billion;
                                   -      repurchase agreements --                      which may be viewed as a type of secured
                                                                                        lending by the Portfolio; and
                                   -      U.S. government securities --                 issued or guaranteed as to principal by the
                                                                                        U.S. government, its agencies or its
                                                                                        instrumentalities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Money Market Portfolio will achieve its investment objective.

                    Principal risks of investing in The Money Market Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and with short maturities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]
                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.
                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Portfolio.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Money Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*
                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  6.10%
'96   5.07%
'97   5.21%
'98   5.16%
'99   4.78%
2000  5.98%

                    Year-to-date total return as of March 31, 2001 was 1.36%. During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was 1.10% (quarter ended June 30, 1999).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was 1.30%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                Money Market Portfolio                 5.98%        5.24%            5.38%
                               ---------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

THE DIVERSIFIED INCOME PORTFOLIO

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio seeks as a primary objective to provide a high level of current income. As a secondary objective, the Portfolio seeks to maximize total return, but only to the extent consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Diversified Income Portfolio will normally invest at least 65% of its assets in a diversified portfolio of fixed-income securities. The Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., attempts to equally allocate approximately one-third of the Portfolio's assets among three separate groups or market segments of fixed-income securities. The Investment Manager will adjust the Portfolio's assets not less than quarterly to reflect any changes in the relative values of the securities in each group so that following the adjustment the value of the investments in each group will be equal, to the extent practicable. The Investment Manager diversifies investments among the groups in an effort to reduce overall portfolio risk -- a general downturn in one group may be offset by a rise in another.

                    The three groups of Portfolio investments include: (1) global securities; (2) mortgage-backed and U.S. government securities; and (3) high yield securities.

                    (1) GLOBAL SECURITIES. The securities in the first group include:

                    - Fixed-income securities issued or guaranteed by the U.S.
                      government, its agencies or instrumentalities or fixed-income securities issued or guaranteed by a foreign government or supranational organization or any of their instrumentalities or fixed-income securities issued by a corporation or asset-backed securities, all of which are rated BBB or above by Standard & Poor's ("S&P") or Baa or above by Moody's Investors Service ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality;

                    - Certificates of deposit and bankers' acceptances
                      (a) issued or guaranteed by, or time deposits maintained at, banks and (b) rated in the two highest short-term rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, are determined by the Investment Manager to be of high creditworthiness; and

                    - Commercial paper rated in the two highest short-term
                      rating categories by either S&P, Moody's or Duff & Phelps or, if unrated, issued by U.S. or foreign companies having outstanding debt securities rated A or higher by S&P or Moody's.

                    - The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

                    ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities described below.

                    The Investment Manager will actively manage the Portfolio's assets in this group in accordance with a global market strategy. Consistent with this strategy, the Investment Manager intends to allocate the Portfolio's investments among securities denominated in the currencies of a number of foreign countries and, within each such country, among different types of debt securities.

                    (2) MORTGAGE-BACKED AND U.S. GOVERNMENT SECURITIES. The securities in the second group include:

                    - Fixed-rate and adjustable rate mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers that are rated in the highest bond rating category by Moody's or S&P or, if not rated, are determined to be of comparable quality by the Investment Manager;

                    - U.S. Treasury securities, such as bills, notes, bonds and zero coupon securities (without restrictions as to remaining maturity at time of purchase); and

                    - U.S. government agency securities, such as discount notes, medium-term notes, debentures and zero coupon securities (without restrictions as to remaining maturity at time of purchase).

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    (3) HIGH YIELD SECURITIES. The securities in the third group include high yield, high risk fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or, if not rated, are determined by the Investment Manager to be of comparable quality. Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered speculative investments, commonly known as "junk bonds." The securities in this group may include both convertible and non-convertible debt securities, asset-backed securities and preferred stock. They also may include "Rule 144A" securities, which are subject to resale restrictions. The Portfolio does not have any minimum quality rating standard for this group of investments. Thus, the Portfolio may invest in fixed-income securities that may already be in default on payment of interest or principal.

                    FORWARD CURRENCY CONTRACTS. The Portfolio may invest in forward currency contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.

                    OTHER SECURITIES. The Portfolio may invest up to 20% of its net assets in common stocks. The Portfolio may acquire stock, among other ways, directly or upon exercise of warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Diversified Income Portfolio will achieve its investment objectives. The Diversified
                    Income Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    MORTGAGE-BACKED SECURITIES AND ASSET-BACKED
                    SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    HIGH YIELD SECURITIES. The Portfolio's investments in high yield securities, commonly known as "junk bonds," pose significant risks.

                    FUTURES. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Diversified Income Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   6.96%
'96    9.54%
'97    8.32%
'98    4.22%
'99   -1.83%
2000  -4.74%

                    Year-to-date total return as of March 31, 2001 was -0.99%. During the periods shown in the bar chart, the highest return for a calendar quarter was 3.42% (quarter ended September 30, 1997) and the lowest return for a calendar quarter was -3.12% (quarter ended September 30, 2000).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -1.03%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -----------------------------------------------------------------------------------
                                                                                                 LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------
                                Diversified Income Portfolio               -4.74%       2.95%             3.65%
                               -----------------------------------------------------------------------------------
                                Lehman Brothers Intermediate U.S.
                                Government/Credit Index(1)                 10.12%       6.11%             7.45%(2)
                               -----------------------------------------------------------------------------------

                               (1)  The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly
                                    Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S.
                                    government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  For the period November 30, 1994 to December 31, 2000.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE BALANCED GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio seeks to provide capital growth with reasonable current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Balanced Growth Portfolio will normally invest at least
                    60% of its assets in a diversified portfolio of common stocks, at least 25% in fixed-income securities, and its remaining assets in money market securities. Within these limitations, the Portfolio may hold whatever proportion of these investments its "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., believes desirable based on the Investment Manager's assessment of business, economic and investment conditions.

                    The three groups of Portfolio investments in more detail include:

                    (1) COMMON STOCKS. The Portfolio invests in common stocks, and securities convertible into common stocks, of companies that have a record of paying dividends and, in the Investment Manager's opinion, have the potential for increasing dividends. These investments may include foreign securities that are listed in the U.S. on a national securities exchange.

                    (2) FIXED-INCOME SECURITIES. The Portfolio's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities such as bonds and notes, asset-backed securities and U.S. government securities. The U.S. government securities may include:

                    - U.S. Treasury notes and bonds, all of which are direct
                      obligations of the U.S. government.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                    - Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

                    - Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Banks.

                    MORTGAGE-BACKED SECURITIES. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans.

                    (3) COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.

                    ASSET-BACKED SECURITIES. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

                    (4) MONEY MARKET SECURITIES. The money market securities in which the Portfolio may invest include: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper.

                    The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Balanced Growth Portfolio will achieve its investment objective. The Balanced Growth
                    Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

                    FIXED-INCOME, INCLUDING MONEY MARKET, SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Portfolio's investment securities to fall substantially.

                    MORTGAGE-BACKED SECURITIES AND ASSET-BACKED
                    SECURITIES. There are particular risks associated with the Portfolio's investment in mortgage-backed securities (which include CMOs), and asset-backed securities. For example, these securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    FUTURES. There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Balanced Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  22.86%
'96   13.54%
'97   17.87%
'98   14.41%
'99    3.52%
2000   6.37%

                    Year-to-date total return as of March 31, 2001 was -0.84%. During the periods shown in the bar chart, the highest return for a calendar quarter was 12.45% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -7.84% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -0.95%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------------------
                                                                                                  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Balanced Growth Portfolio                    6.37%      11.01%            12.69%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -9.10%      18.32%            20.64%
                               ------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Index(2)                                    11.63%       6.46%             8.33%(3)
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's-Registered Trademark- 500 Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
                               (2)  The Lehman Brothers U.S. Aggregate Index tracks the performance of all U.S.
                                    government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index does not include any expenses, fees or charges. The Index in unmanaged and should not be considered an investment.
                               (3)  For the period November 30, 1994 to December 31, 2000.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE UTILITIES PORTFOLIO

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
        The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
        The Utilities Portfolio will normally invest at least 65% of its assets in the securities of companies engaged in the utilities industry. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technology companies, gas and electric energy, water distribution, the Internet and Internet related services. These include traditionally regulated utility companies or fully or partially deregulated utility companies as well as unregulated utility companies.

        The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

        The Portfolio may also invest up to 25% of its net assets in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]  SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
        There is no assurance that The Utilities Portfolio will achieve its investment objective. The Utilities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

        UTILITIES INDUSTRY. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies - regulated, fully or partially deregulated or unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

        Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

        Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets although upgrading of fresh water and waste systems is an expanding business.

        COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the Portfolio is associated with its common stock and other equity security investments. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions.

        FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

        The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

        FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

        OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------
        The bar chart and table below provide some indication of the risks of investing in The Utilities Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

        ANNUAL TOTAL RETURNS - CALENDAR YEARS*

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  28.05%
'96    8.48%
'97   26.45%
'98   22.23%
'99   43.71%
2000  -1.91%

            Year-to-date total return as of March 31, 2001 was -11.88%.
            During the periods shown in the bar chart, the highest return for a calendar quarter was 26.89% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -10.74% (quarter ended June 30, 2000).
            * The Fund commenced offering Class Y shares of each Portfolio on
              May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -11.93%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -----------------------------------------------------------------------------------
                                                                                                 LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR   PAST 5 YEARS   (SINCE 11/9/94)
                               -----------------------------------------------------------------------------------
                                Utilities Portfolio                        -1.91%      18.77%            19.88%
                               -----------------------------------------------------------------------------------
                                S&P 500 Index(1)                           -9.10%      18.32%            20.64%
                               -----------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE DIVIDEND GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio will normally invest at least
                    70% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to the Portfolio.

                    The Portfolio may also invest up to 30% of its net assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities and investment grade fixed-income securities (including zero coupon securities). The Portfolio also may invest any amount of its assets in foreign securities (including depository receipts) that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Dividend Growth Portfolio will achieve its investment objective. The Dividend Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  40.13%
'96   24.49%
'97   26.12%
'98   19.73%
'99    0.53%
2000   5.36%

                    Year-to-date total return as of March 31, 2001 was -4.62%. During the periods shown in the bar chart, the highest return for a calendar quarter was 15.33% (quarter ended June 30, 1997 and the lowest return for a calendar quarter was -10.95% (quarter ended September 30, 1999).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -4.66%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------------------
                                                                                                  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Dividend Growth Portfolio                    5.36%      14.77%            18.17%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -9.10%      18.32%            20.64%
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE VALUE-ADDED MARKET PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Value-Added Market Portfolio seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Value-Added Market Portfolio invests, on an "equally-weighted basis," in a diversified portfolio of common stocks represented in the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index. The S&P 500 represents 500 widely-held companies, mostly listed on the New York Stock Exchange. The Portfolio generally invests in each stock included in the S&P 500 in equal proportion, referred to as an "equally-weighted basis." This approach differs from the S&P 500 because stocks in the S&P 500 are represented in proportion to their market value or market-capitalization. For example, the 50 largest companies in the S&P 500 represent approximately 45% of the S&P 500's value; however, these same 50 companies represent roughly 10% of the Portfolio's value (approximately 0.20% each of the Portfolio's value). The Portfolio may invest in foreign securities represented in the S&P 500.


                    The Portfolio's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., believes that an equal-weighting approach may benefit the Portfolio since a specific company or industry selection, even with a broad-based index such as the S&P 500, may not achieve superior performance. The Investment Manager will adjust the Portfolio's investment securities at least annually to maintain an approximately equal-weighting.
                             -----------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-," "S&P
                    500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Value-Added Market Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Value-Added Market Portfolio will achieve its investment objective. The Value-Added
                    Market Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

                    Unlike many mutual funds, the Portfolio is not actively "managed." Therefore, the Portfolio generally would not sell a stock because the stock's issuer is in financial trouble unless that stock is removed from the S&P 500. In addition, the Investment Manager does not expect the Portfolio's performance to track the performance of the S&P 500 because the Portfolio uses an equally-weighted approach while the S&P 500 uses a market-capitalization approach. The Investment Manager may eliminate one or more securities (or elect not to increase The Value-Added Market Portfolio's position in such securities) in certain circumstances.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Value-Added Market Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  27.14%
'96   17.78%
'97   26.12%
'98   12.19%
'99   12.15%
2000  11.98%

                    Year-to-date total return as of March 31, 2001 was -5.49%. During the periods shown in the bar chart, the highest return for a calendar quarter was 17.09% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -13.80% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -5.50%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------------------
                                                                                                  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Value-Added Market Portfolio                11.98%      15.92%            17.12%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -9.10%      18.32%            20.64%
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Growth Portfolio seeks long-term growth of capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Growth Portfolio will normally invest at least 65% of its assets in common stocks and convertible securities primarily in companies having stock market values or capitalizations of at least $1 billion. The Portfolio's
                    "Sub-Advisor," Morgan Stanley Investment Management Inc., invests the Portfolio's assets by pursuing its "equity growth" philosophy. That strategy involves a process that seeks to identify companies that exhibit strong or accelerating earnings growth.


                    The Sub-Advisor emphasizes individual security selection. Individual companies are chosen based on such factors as potential growth in earnings, quality of management, new products and/or new markets, and research and development capabilities. The Sub-Advisor anticipates that the Portfolio will invest in a relatively limited number of companies, although the Sub-Advisor continuously monitors up to 250 companies for possible investment. There are no minimum rating or quality requirements with respect to the convertible securities in which the Portfolio may invest. Up to 25% of the Portfolio's net assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Growth Portfolio will achieve its investment objective. The Growth Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these changes.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Growth Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   13.29%
'96    23.56%
'97    23.07%
'98    13.22%
'99    39.10%
2000  -11.68%

                    Year-to-date total return as of March 31, 2001 was -18.49%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 22.27% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -16.28 %(quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -18.51%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ------------------------------------------------------------------------------------
                                                                                                  LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               ------------------------------------------------------------------------------------
                                Growth Portfolio                           -11.68%      16.16%            15.41%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -9.10%      18.32%            20.64%
                               ------------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE AMERICAN OPPORTUNITIES PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio seeks long-term capital growth consistent with an effort to reduce volatility.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The American Opportunities Portfolio will normally invest at least 65% of its assets in a diversified portfolio of common stocks. The Portfolio's "Investment Manager," Morgan Stanley
                    Dean Witter Advisors Inc., invests in industries that it believes have attractive earnings growth potential. The
                    Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.

                    SECTOR ROTATION. The Investment Manager will utilize a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish this task, the Investment Manager establishes an economic forecast based on its short-term and long-term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles. Once attractive industries are identified, individual companies that represent these industries are selected using criteria including new product cycles, market dominance, business model strength and valuation measures.

                    The Portfolio also may invest up to 35% of its net assets in convertible debt and preferred securities; fixed-income securities (including zero coupon bonds) such as U.S. government securities and investment grade corporate debt securities; foreign securities (including depository receipts); and options and futures on stock indexes.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The American Opportunities
                    Portfolio will achieve its investment objective. The
                    American Opportunities Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. The Portfolio's emphasis on industries may cause its performance to be more sensitive to developments affecting particular industries than a fund that places primary emphasis on individual companies.

                    The Portfolio may invest in medium and small-sized companies, as well as large, more established companies. Investing in securities of small and medium-sized growth companies involves greater risk than is customarily associated with investing in more established companies. These stocks may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OPTIONS AND FUTURES. Stock index futures and options on stock indexes and stock index futures may be used to facilitate trading, to increase or decrease the Portfolio's market exposure, to seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The American Opportunities Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  38.95%
'96   12.95%
'97   31.93%
'98   30.78%
'99   55.81%
2000  -4.42%

                    Year-to-date total return as of March 31, 2001 was -21.95%. During the periods shown in the bar chart, the highest return for a calendar quarter was 39.58% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -12.15% (quarter ended December 31, 2000).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -22.03%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------------
                                                                                               LIFE OF PORTFOLIO
                                                                    PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/9/94)
                               ---------------------------------------------------------------------------------
                                American Opportunities Portfolio      -4.42%        23.75%          25.62%
                               ---------------------------------------------------------------------------------
                                S&P 500 Index(1)                      -9.10%        18.32%          20.64%
                               ---------------------------------------------------------------------------------

                               (1)  The Standard & Poor's 500-Registered Trademark- Index (S&P 500 Index) is a
                                    broad-based index, the performance of which is based on the performance of
                                    500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH

An investment objective
having the goal of
selecting securities with
the potential to rise in
price rather than pay
out income.
[End Sidebar]

THE MID-CAP EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Mid-Cap Equity Portfolio seeks long-term capital growth.
[ICON]
                    PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Mid-Cap Equity Portfolio will normally invest at least
                    65% of its assets in a portfolio of common stocks and other equity securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of the companies comprising the Standard & Poor's Mid-Cap 400 Index, which capitalization range was approximately between $102 million and $13.1 billion as of January 31, 2001. The Portfolio's
                    "Sub-Advisor," TCW Investment Management Company, invests in companies that it believes exhibit superior earnings growth prospects and attractive stock market valuations. The
                    Sub-Advisor uses its proprietary research in pursuing a "bottom-up" investment philosophy, which emphasizes individual company selection. Quantitative and qualitative standards also will be used to screen more than one thousand companies to provide a list of potential investment securities. The Sub-Advisor then subjects the list of securities to a fundamental analysis which generally looks for at least some of the following factors:

                    - a demonstrated record of consistent earnings growth or the potential to grow earnings;
                    - an ability to earn an attractive return on equity;
                    - a price/earnings ratio which is less than the
                      Sub-Advisor's internally estimated three-year earnings growth rate;
                    - a large and growing market share;
                    - a strong balance sheet; and
                    - significant ownership by management and a strong
                      management team.

                    Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                    In addition, the Mid-Cap Equity Portfolio may invest up to 35% of its net assets in equity securities of small or large companies and investment grade fixed-income securities. The Portfolio also may invest up to 25% of its net assets in foreign equity securities (including depository receipts).
[ICON]
                    SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Mid-Cap Equity Portfolio will achieve its investment objective. The Mid-Cap Equity Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments of medium-sized companies. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied over the past 3 calendar years.
[End Sidebar]

                    Investing in securities of medium-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the sub-advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Mid-Cap Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998    5.67%
'99    92.10%
2000  -27.56%

                    Year-to-date total return as of March 31, 2001 was -35.80%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 60.12% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -37.36% (quarter ended December 31, 2000).

                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -35.85%.

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               ---------------------------------------------------------------------------
                                                                                         LIFE OF PORTFOLIO
                                                                          PAST 1 YEAR     (SINCE 1/21/97)
                               ---------------------------------------------------------------------------
                                Mid-Cap Equity Portfolio                        -27.56%          14.46%
                               ---------------------------------------------------------------------------
                                S&P MidCap 400 Index(1)                          17.50%          19.78%
                               ---------------------------------------------------------------------------

                               (1)  The Standard & Poor's MidCap 400 Index (S&P MidCap 400 Index) is a
                                    market-value weighted index, the performance of which is based on the performance of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]

THE GLOBAL EQUITY PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Equity Portfolio seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Global Equity Portfolio will normally invest at least
                    65% of its assets in common stocks and other equity securities of companies located in various countries around the world. The Portfolio's "Investment Manager," Morgan
                    Stanley Dean Witter Advisors Inc., will maintain a flexible investment policy and invest in a diversified portfolio of securities based on a worldwide investment strategy.
                    However, the Portfolio's assets normally will be invested in at least three separate countries. Portfolio investments generally will be those with a record of paying dividends and the potential for increasing dividends. The Investment
                    Manager will shift the percentage of assets invested in particular geographical regions based on its view of market, economic and political conditions.

                    In addition to equity securities, the Portfolio may invest in bonds and other investment grade fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Global Equity Portfolio will achieve its investment objective. The Global Equity
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Global Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995  13.76%
'96   11.43%
'97    8.66%
'98   15.11%
'99   34.14%
2000  -5.93%

                    Year-to-date total return as of March 31, 2001 was -13.50%. During the periods shown in the bar chart, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -13.31% (quarter ended September 30, 1998).
                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -13.52%.

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -------------------------------------------------------------------------------------
                                                                                                   LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               -------------------------------------------------------------------------------------
                                Global Equity Portfolio                      -5.93%      11.96%            11.90%
                               -------------------------------------------------------------------------------------
                                MSCI World Index(1)                         -13.18%      12.12%            12.90%
                               -------------------------------------------------------------------------------------

                               (1)  The Morgan Stanley Capital International World Index (MSCI World Index)
                                    measures performance from a diverse range of global stock markets including securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

THE DEVELOPING GROWTH PORTFOLIO

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Developing Growth Portfolio will normally invest at least 65% of its assets in common stocks and other equity securities of companies that the Portfolio's "Investment
                    Manager," Morgan Stanley Dean Witter Advisors Inc., believes have the potential to grow much more rapidly than the economy. The Portfolio will invest primarily in smaller and medium-sized companies. The Investment Manager focuses its securities selection upon a diversified group of emerging growth companies that have moved beyond the difficult and extremely risky start-up phase and show positive earnings with the prospects of achieving significant further profit gains in at least the next two-to-three years. The proportion of the Portfolio's assets invested in particular industries will shift in accordance with the Investment
                    Manager's views of the market, economy and political conditions.

                    The Portfolio may invest up to 35% of its net assets in (a) fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and
                    (b) corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Manager. Up to 10% of the Portfolio's assets may be invested in foreign securities (including depository receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that The Developing Growth Portfolio will achieve its investment objective. The Developing Growth
                    Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell
                    Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    COMMON STOCKS. A principal risk of investing in the Portfolio is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

                    Investing in securities of medium-sized and small-sized companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium-sized and small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

                    FIXED-INCOME SECURITIES. The Portfolio's investment in fixed-income securities are subject to two types of risk: credit risk and interest rate risk.


                    The Portfolio is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the prices of the Portfolio's investment securities to fall substantially.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 6 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    FOREIGN SECURITIES. The Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates.

                    OTHER RISKS. The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in The Developing Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

                    ANNUAL TOTAL RETURNS - CALENDAR YEARS*

                    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1995   51.26%
'96    12.95%
'97    13.77%
'98     9.04%
'99    92.52%
2000  -21.61%

                    Year-to-date total return as of March 31, 2001 was -25.45%.

                    During the periods shown in the bar chart, the highest return for a calendar quarter was 52.65% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.41% (quarter ended September 30, 1998).

                    * The Fund commenced offering Class Y shares of each
                      Portfolio on May 1, 2000. The returns shown in the Chart (and the Table below) are for Class X shares of the Portfolio (which are offered in a separate prospectus). Class X and Class Y shares are invested in the same portfolio of securities. However, the returns for Class Y shares would differ from those of Class X to the extent the Classes have different expenses. Year-to-date total returns for Class Y shares of the Portfolio as of March 31, 2001 was -25.48%

                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2000)
                               -------------------------------------------------------------------------------------
                                                                                                   LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR    PAST 5 YEARS   (SINCE 11/9/94)
                               -------------------------------------------------------------------------------------
                                Developing Growth Portfolio                 -21.61%      16.16%            21.14%
                               -------------------------------------------------------------------------------------
                                Russell 2000 Index(1)                        -3.02%      10.31%            12.78%
                               -------------------------------------------------------------------------------------

                               (1)  The Russell 2000 Index is a capitalization-weighted index, which is comprised of the 2000 smallest stocks included in the Russell 3000 Index.
                                    The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    INVESTMENT DISCRETION. In pursuing each Portfolio's investment objective(s), the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others. The Sub-Advisors -- TCW Investment Management Company and Morgan Stanley Investment Management Inc. -- have a similar degree of discretion.


                    DEFENSIVE INVESTING. Each Portfolio (other than The Money Market Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or its Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect a Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).

                    INVESTMENT POLICIES. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment and refer to the Portfolio's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however you would be notified of any changes.

                    PORTFOLIO TURNOVER. Each Portfolio, other than The Value-Added Market Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates for each Portfolio during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

ADDITIONAL RISK INFORMATION

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                              *  *  *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described.

                    FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially. As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.
                               HOW INTEREST RATES AFFECT BOND PRICES

                                                                       PRICE PER $1,000 OF A BOND IF
                                                                              INTEREST RATES:
                                                                       ------------------------------
                                                                          INCREASE        DECREASE
                                                                       --------------  --------------
                               BOND MATURITY                   COUPON    1%      2%      1%      2%
                               ----------------------------------------------------------------------
                                1 year                         N/A     $1,000  $1,000  $1,000  $1,000
                               ----------------------------------------------------------------------
                                5 years                        5.75%   $  992  $  959  $1,063  $1,101
                               ----------------------------------------------------------------------
                                10 years                       5.75%   $  976  $  913  $1,118  $1,120
                               ----------------------------------------------------------------------
                                30 years                       6.25%   $  973  $  858  $1,287  $1,502
                               ----------------------------------------------------------------------

                    Coupons reflect yields on Treasury securities as of December 31, 2000. The table is not representative of price changes for mortgage-backed securities and asset-backed securities principally because of prepayments, and it is not representative of junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

                    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager or Sub-Advisor, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.

                    COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/ or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date on average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.

                    ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.


                    JUNK BONDS. A Portfolio's investments in securities rated lower than investment grade or, if unrated, of comparable quality as determined by the Investment Manager or a Sub-Advisor (commonly known as "junk bonds"), pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, a Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.


                    SECURITIES RATED IN THE LOWEST INVESTMENT GRADE
                    CATEGORY. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

                    FOREIGN SECURITIES. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities (including depository receipts) also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.


                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.


                    Depository receipts involve substantially identical risks to those associated with direct investment in foreign securities.

                    The foreign securities in which certain of the Portfolios may invest may be issued by companies located in developing countries. Compared to the United States and other developed countries, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have offered greater potential loss (as well as gain) than securities of companies located in developed countries.

                    SMALL & MEDIUM CAPITALIZATION COMPANIES. A Portfolio's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


                    OPTIONS AND FUTURES. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or a Sub-Advisor's predictions of movements in the direction of the stock, bond, stock index, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.



                    FORWARD CURRENCY CONTRACTS. A Portfolio's participation in forward currency contracts also involves risks. If the Investment Manager or a Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    INVESTMENT COMPANIES. Any Portfolio investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Portfolio also would be exposed to the risk of investing in common stocks. In addition, the Portfolio would bear its share of the investment company's fees and expenses.

                    REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any REIT holding ultimately depends on the types of real property in which the REIT invests and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of March 31, 2001.
[End Sidebar]

PORTFOLIO MANAGEMENT

                    Morgan Stanley Dean Witter Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Mid-Cap Equity, and Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.

                    Each of the Mid-Cap Equity and Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with TCW Investment Management Company as "Sub-Advisor" to invest the assets of the Mid-Cap Equity Portfolio, including the placing of orders for the purchase and sales of investment securities. As of March 31, 2001, TCW Investment Management Company, together with its affiliated companies, manages approximately $80 billion primarily for institutional investors. It is a wholly-owned subsidiary of The TCW Group Inc., and its main business address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

                    The TCW Group has entered into a definitive agreement for the sale of a majority of its interests to Societe Generale Asset Management, S.A. ("SG Asset Management"). SG Asset Management, its parent, Societe Generale, S.A. ("Societe Generale"), and the TCW Group signed an agreement under which SG Asset Management will acquire a majority of the TCW Group, increasing to 70% over the next five years. The remaining 30% will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as Societe Generale repurchases them over time. The transaction is expected to be completed in summer, 2001. Upon consummation of the transaction, the Investment Manager's Sub-Advisory Agreement with TCW Investment Management Company will be deemed to have been assigned and, therefore, will terminate. The Fund's Board of Trustees has approved a new Sub-Advisory Agreement between the Investment Manager and TCW Investment Management Company, which is substantially identical to the current Sub-Advisory Agreement. The Board of Trustees will seek shareholders' approval of the new Sub-Advisory Agreement at a meeting of shareholders currently scheduled to take place on June 26, 2001.

                    Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, has over $150 billion under management. With the combination of TCW, the new SG Asset Management will have more than $230 billion of assets under management.

                    The Investment Manager also has contracted with Morgan Stanley Investment Management Inc. as "Sub-Advisor" to invest the Growth Portfolio's assets, including the placing of orders for the purchase and sale of investment securities. As of March 31, 2001, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $81.8 billion primarily for employee benefit plans, investment companies, endowments, foundations and wealthy individuals. It also is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.

                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2000 each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.

                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               PORTFOLIO                                             DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                     0.50%
                               -------------------------------------------------------------------------
                                The Diversified Income Portfolio                               0.40%
                               -------------------------------------------------------------------------
                                The Balanced Growth Portfolio                                  0.60%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                        0.65%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                  0.60%
                               -------------------------------------------------------------------------

                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               PORTFOLIO                                             DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Value-Added Market Portfolio                            0.50%
                               -------------------------------------------------------------------------
                                The Growth Portfolio                                        0.80%(1)
                               -------------------------------------------------------------------------
                                The American Opportunities Portfolio                        0.61%
                               -------------------------------------------------------------------------
                                The Mid-Cap Equity Portfolio                                0.75%(1)
                               -------------------------------------------------------------------------
                                The Global Equity Portfolio                                 1.00%
                               -------------------------------------------------------------------------
                                The Developing Growth Portfolio                             0.50%
                               -------------------------------------------------------------------------

                               (1)  40% of the Investment Manager's compensation is paid to the Portfolio's
                                    Sub-Advisor.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios. Except as otherwise noted, each of these individuals has been a primary portfolio manager of the designated Portfolio for over five years or since the inception of the Portfolio (if less than five years) and has been a portfolio manager with the Investment Manager or the applicable Sub-Advisor for over five years.

                    THE DIVERSIFIED INCOME PORTFOLIO -- W. David Armstrong, Stephen F. Esser and Paul F. O'Brien have been the primary portfolio managers of the Portfolio since January 2001.
                    Mr. Armstrong is a Managing Director of the Investment Manager as well as a Managing Director and member of the Interest Rate Research Team of Miller Anderson &
                    Sherrerd, LLP ("MAS"), an affiliate of the Investment Manager (since 1998), and prior thereto was a Senior Vice President of Lehman Brothers (1995-1997). Mr. Esser is a Managing Director of the Investment Manager as well as a Managing Director of MAS. Mr. Esser has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. O'Brien is a Principal of the Investment Manager as well as a Principal and member of the Interest Rate Research Team of MAS (since 1996) and prior thereto was an Economist at J.P. Morgan, London.

                    THE BALANCED GROWTH PORTFOLIO -- Paul D. Vance is the primary portfolio manager of the equity portion of the Portfolio, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed-income portion of the Portfolio. Mr. Vance, a Managing Director of the Investment Manager, has been a primary portfolio manager of the Portfolio since March 1998, and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the Portfolio since February 2001.
                    Mr. Manioudakis is a Principal of the Investment Manager and of MAS, an affiliate of the Investment Manager, and has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Moon is a Vice President of the Investment Manager and MAS (since 1999) and prior thereto was a Vice President and Global Banks Analyst for Citigroup (1993-1999).

                    THE UTILITIES PORTFOLIO -- Edward F. Gaylor is the primary portfolio manager of the equity portion of the Portfolio, assisted by Ronald B. Silvestri, and Angelo Manioudakis and Charles Moon are the primary portfolio managers of the fixed income portion of the Portfolio. Mr. Gaylor, a Principal of the Investment Manager, has been a primary portfolio manager of the Portfolio since its inception, and has been managing portfolios with the Investment Manager for over five years. Mr. Silvestri, a Vice President of the Investment Manager, has assisted Mr. Gaylor since January 1997 and has been managing portfolios with the Investment Manager for over five years. Messrs. Manioudakis and Moon have been primary portfolio managers of the fixed-income portion of the Portfolio since February 2001.

                    THE DIVIDEND GROWTH PORTFOLIO - The Portfolio is managed by the Large Cap Value Equity team. Current members of the team include Paul Vance, a Managing Director of the Investment Manager, and Richard Behler, a Principal of the Investment Manager.

                    THE VALUE-ADDED MARKET PORTFOLIO - The Portfolio is managed by the Indexed Portfolio team of the Core Growth Equity Group. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Alice Weiss, a Vice President of the Investment Manager.

                    THE GROWTH PORTFOLIO -- The Portfolio is managed by the Select Growth Equity Group. Current members of the team include Philip Friedman, a Managing Director of Morgan Stanley Investment Management Inc. and the Investment Manager, and William Auslander and Peter Dannenbaum, Principals of Morgan Stanley Investment Management Inc. and the Investment Manager.

                    THE AMERICAN OPPORTUNITIES PORTFOLIO - Anita H. Kolleeny, Managing Director of the Investment Manager, is the primary portfolio manager of the Portfolio. Ms. Kolleeny has been assisted by Michelle Kaufman, Managing Director of the Investment Manager, since March 1998.

                    THE MID-CAP EQUITY PORTFOLIO - Douglas S. Foreman, Group Managing Director of TCW Investment Management Company, is the primary portfolio manager of the Portfolio. He is assisted by Christopher J. Ainley, Managing Director of TCW Investment Management Company. Mr. Foreman has been the primary portfolio manager of the Portfolio since August 1999.

                    THE GLOBAL EQUITY PORTFOLIO - David Dineen, a Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio.

                    THE DEVELOPING GROWTH PORTFOLIO -- Arden C. Armstrong and John Roscoe are the primary portfolio managers of the Portfolio. Ms. Armstrong, a Managing Director of the Investment Manager as well as a Managing Director of MAS, has been a primary portfolio manager of the Portfolio since January 2001. Ms. Armstrong has been managing portfolios for MAS and investment advisory affiliates of MAS for over five years. Mr. Roscoe, a Vice President of the Investment Manager, has been a primary portfolio manager of the Portfolio since April 2000. Mr. Roscoe has been a portfolio manager with the Investment Manager since December 1997, prior to which time he was an equity analyst at Rockefeller and Company, Inc.

SHAREHOLDER INFORMATION

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------
                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.

                    The net asset value for each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than The Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    The Fund has adopted a Plan of Distribution for each Portfolio in accordance with Rule 12b-1 under the Investment
                    Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows
                    Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders. Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:

                                                                                                         NET REALIZED CAPITAL
                                                                                DIVIDENDS                GAINS DISTRIBUTIONS
                               --------------------------------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO                 Declared and paid on each     Declared and paid at least
                                                                       day the New York Stock        once per calendar year, net
                                                                       Exchange is open to           short-term gains may be paid
                                                                       shareholders as of the close  more frequently
                                                                       of business the preceding
                                                                       business day
                               --------------------------------------------------------------------------------------------------
                                DIVERSIFIED INCOME PORTFOLIO           Declared and paid monthly     Declared and paid at least
                                                                                                     once per year
                               --------------------------------------------------------------------------------------------------
                                BALANCED GROWTH, DIVIDEND GROWTH AND   Declared and paid quarterly   Declared and paid at least
                                UTILITIES PORTFOLIOS                                                 once per calendar year
                               --------------------------------------------------------------------------------------------------
                                AMERICAN OPPORTUNITIES, DEVELOPING     Declared and paid at least    Declared and paid at least
                                GROWTH, GLOBAL EQUITY, GROWTH,         once per calendar year        once per calendar year
                                MID-CAP EQUITY AND VALUE-ADDED
                                PORTFOLIOS
                               --------------------------------------------------------------------------------------------------

[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

FINANCIAL HIGHLIGHTS


          The financial highlights table on the following pages is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The Fund commenced offering Class Y shares of each Portfolio other than the North American Government Securities Portfolio and the Emerging Markets Portfolio on May 1, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). For the period ending December 31, 2000, the per share amounts were computed using an average number of shares outstanding during the period.


          This information for the fiscal year ended December 31, 2000 has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The financial highlights for Class X for prior fiscal periods have been audited by other independent accountants.

          Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                           NET ASSET
                             VALUE       NET       NET REALIZED   TOTAL FROM                                      TOTAL
                           BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT  DIVIDENDS TO   DISTRIBUTIONS    DIVIDENDS AND
YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  TO SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                       $ 1.00      $0.05         --            $ 0.05       $(0.05)      --                 $(0.05)
---------------------------------------------------------------------------------------------------------------------------
 1997                         1.00       0.05         --              0.05        (0.05)      --                  (0.05)
---------------------------------------------------------------------------------------------------------------------------
 1998                         1.00       0.05         --              0.05        (0.05)      --                  (0.05)
---------------------------------------------------------------------------------------------------------------------------
 1999                         1.00       0.05         --              0.05        (0.05)      --                  (0.05)
---------------------------------------------------------------------------------------------------------------------------
 2000(a)                      1.00       0.06         --              0.06        (0.06)      --                  (0.06)
---------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      1.00       0.03         --              0.03        (0.03)      --                  (0.03)
---------------------------------------------------------------------------------------------------------------------------
 NORTH AMERICAN
 GOVERNMENT SECURITIES
 CLASS X SHARES
 1996                        10.18       0.52         $(0.09)         0.43        (0.52)      --                  (0.52)
---------------------------------------------------------------------------------------------------------------------------
 1997                        10.09       0.48           0.09          0.57        (0.49)      --                  (0.49)
---------------------------------------------------------------------------------------------------------------------------
 1998                        10.17       0.46          (0.03)         0.43        (0.45)      --                  (0.45)
---------------------------------------------------------------------------------------------------------------------------
 1999                        10.15       0.47          (0.13)         0.34        (0.46)      --                  (0.46)
---------------------------------------------------------------------------------------------------------------------------
 2000(a)                     10.03       0.55           0.10          0.65        (0.60)      --                  (0.60)
---------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1996                        10.22       0.80           0.13          0.93        (0.82)    $(0.01)               (0.83)
---------------------------------------------------------------------------------------------------------------------------
 1997                        10.32       0.80           0.02          0.82        (0.83)     (0.02)               (0.85)
---------------------------------------------------------------------------------------------------------------------------
 1998                        10.29       0.79          (0.37)         0.42        (0.77)     (0.01)               (0.78)
---------------------------------------------------------------------------------------------------------------------------
 1999                         9.93       0.78          (0.96)        (0.18)       (0.77)     (0.02)++             (0.79)
---------------------------------------------------------------------------------------------------------------------------
 2000(a)                      8.96       0.76          (1.15)        (0.39)       (0.65)     (0.09)++             (0.74)
---------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                      8.58       0.33          (0.73)        (0.40)       (0.33)     (0.04)++             (0.37)
---------------------------------------------------------------------------------------------------------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1996                        11.89       0.33           1.25          1.58        (0.33)     (0.07)               (0.40)
---------------------------------------------------------------------------------------------------------------------------
 1997                        13.07       0.29           2.01          2.30        (0.30)     (0.04)               (0.34)
---------------------------------------------------------------------------------------------------------------------------
 1998                        15.03       0.44           1.68          2.12        (0.43)     (0.34)               (0.77)
---------------------------------------------------------------------------------------------------------------------------
 1999                        16.38       0.48           0.15          0.63        (0.48)     (1.90)               (2.38)
---------------------------------------------------------------------------------------------------------------------------
 2000(a)                     14.63       0.47           0.42          0.89        (0.51)     (0.11)               (0.62)
---------------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                     13.67       0.18           1.25          1.43        (0.22)      --                  (0.22)
---------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                          (BEFORE EXPENSES WERE ASSUMED)
                                                            NET ASSETS    -------------------------------
                           NET ASSET VALUE                 END OF PERIOD                  NET INVESTMENT
YEAR ENDED DECEMBER 31      END OF PERIOD   TOTAL RETURN+     (000'S)       EXPENSES      INCOME (LOSS)
---------------------------------------------------------------------------------------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                          $ 1.00           5.07%        $ 87,002        0.59%             4.94%
---------------------------------------------------------------------------------------------------------
 1997                            1.00           5.21           84,045        0.55              5.08
---------------------------------------------------------------------------------------------------------
 1998                            1.00           5.16          120,185        0.55              5.02
---------------------------------------------------------------------------------------------------------
 1999                            1.00           4.78          135,675        0.54              4.67
---------------------------------------------------------------------------------------------------------
 2000(a)                         1.00           5.98          118,274        0.55              5.80
---------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                         1.00           2.58(1)         2,673        0.80(2)           5.55(2)
---------------------------------------------------------------------------------------------------------
 NORTH AMERICAN
 GOVERNMENT SECURITIES
 CLASS X SHARES
 1996                           10.09           4.35            4,172        1.45              4.55
---------------------------------------------------------------------------------------------------------
 1997                           10.17           5.91            5,091        1.26              4.75
---------------------------------------------------------------------------------------------------------
 1998                           10.15           4.28            8,389        1.15              4.52
---------------------------------------------------------------------------------------------------------
 1999                           10.03           3.40            9,421        1.01              4.60
---------------------------------------------------------------------------------------------------------
 2000(a)                        10.08           6.66            7,677        1.00              5.38
---------------------------------------------------------------------------------------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1996                           10.32           9.54           32,119        0.71              8.26
---------------------------------------------------------------------------------------------------------
 1997                           10.29           8.32           62,287        0.55              8.09
---------------------------------------------------------------------------------------------------------
 1998                            9.93           4.22           93,991        0.49              7.92
---------------------------------------------------------------------------------------------------------
 1999                            8.96          (1.83)          86,270        0.48              8.31
---------------------------------------------------------------------------------------------------------
 2000(a)                         7.83          (4.74)          69,443        0.47              8.92
---------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                         7.81          (4.68)(1)          602        0.72(2)           9.23(2)
---------------------------------------------------------------------------------------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1996                           13.07          13.54           38,893        0.90              2.35
---------------------------------------------------------------------------------------------------------
 1997                           15.03          17.87           71,323        0.86              2.13
---------------------------------------------------------------------------------------------------------
 1998                           16.38          14.41          107,852        0.71              2.87
---------------------------------------------------------------------------------------------------------
 1999                           14.63           3.52          128,299        0.64              3.10
---------------------------------------------------------------------------------------------------------
 2000(a)                        14.90           6.37          120,911        0.64              3.29
---------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
 2000(b)                        14.88          10.55(1)         1,455        0.86(2)           2.90(2)
---------------------------------------------------------------------------------------------------------

                           RATIOS TO AVERAGE NET ASSETS
                           (AFTER EXPENSES WERE ASSUMED)
                           -----------------------------  PORTFOLIO
                                         NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31       EXPENSES     INCOME (LOSS)     RATE
-------------------------
 MONEY MARKET
 CLASS X SHARES
 1996                         0.57%            4.96%         N/A
-------------------------
 1997                         0.55             5.08          N/A
-------------------------
 1998                         0.55             5.02          N/A
-------------------------
 1999                         0.54             4.67          N/A
-------------------------
 2000(a)                      0.55             5.80          N/A
-------------------------
 CLASS Y SHARES
 2000(b)                      0.80(2)          5.55(2)       N/A
-------------------------
 NORTH AMERICAN
 GOVERNMENT SECURITIES
 CLASS X SHARES
 1996                         0.50             5.50           48%
-------------------------
 1997                         1.26             4.75           27
-------------------------
 1998                         1.15             4.52           51
-------------------------
 1999                         1.01             4.60           53
-------------------------
 2000(a)                      1.00             5.38         --
-------------------------
 DIVERSIFIED INCOME
 CLASS X SHARES
 1996                         0.50             8.47           69
-------------------------
 1997                         0.55             8.09          110
-------------------------
 1998                         0.49             7.92          111
-------------------------
 1999                         0.48             8.31           69
-------------------------
 2000(a)                      0.47             8.92           33
-------------------------
 CLASS Y SHARES
 2000(b)                      0.72(2)          9.23(2)        33
-------------------------
 BALANCED GROWTH
 CLASS X SHARES
 1996                         0.50             2.75           88
-------------------------
 1997                         0.86             2.13           64
-------------------------
 1998                         0.71             2.87           93
-------------------------
 1999                         0.64             3.10           37
-------------------------
 2000(a)                      0.64             3.29           39
-------------------------
 CLASS Y SHARES
 2000(b)                      0.86(2)          2.90(2)        39
-------------------------

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM                                     TOTAL
                           BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO   DISTRIBUTIONS   DIVIDENDS AND
YEAR ENDED DECEMBER 31     OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  TO SHAREHOLDERS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1996                       $12.35       $ 0.43          $ 0.60        $ 1.03       $(0.43)        $(0.01)         $(0.44)
-----------------------------------------------------------------------------------------------------------------------------
 1997                        12.94         0.39            2.96          3.35        (0.40)         (0.05)          (0.45)
-----------------------------------------------------------------------------------------------------------------------------
 1998                        15.84         0.37            3.06          3.43        (0.37)         (0.19)          (0.56)
-----------------------------------------------------------------------------------------------------------------------------
 1999                        18.71         0.34            7.69          8.03        (0.34)         (0.15)          (0.49)
-----------------------------------------------------------------------------------------------------------------------------
 2000(a)                     26.25         0.38           (0.79)        (0.41)       (0.40)         (1.45)          (1.85)
-----------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     26.06         0.15           (2.04)        (1.89)       (0.18)        --               (0.18)
-----------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1996                        13.54         0.34            2.94          3.28        (0.35)         (0.02)          (0.37)
-----------------------------------------------------------------------------------------------------------------------------
 1997                        16.45         0.38            3.80          4.18        (0.38)         (0.68)          (1.06)
-----------------------------------------------------------------------------------------------------------------------------
 1998                        19.57         0.39            3.38          3.77        (0.39)         (0.90)          (1.29)
-----------------------------------------------------------------------------------------------------------------------------
 1999                        22.05         0.40           (0.10)         0.30        (0.40)         (2.03)          (2.43)
-----------------------------------------------------------------------------------------------------------------------------
 2000(a)                     19.92         0.33            0.05          0.38        (0.37)         (4.08)          (4.45)
-----------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     14.14         0.10            1.73          1.83        (0.13)        --               (0.13)
-----------------------------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1996                        12.24         0.23            1.93          2.16        (0.23)         (0.01)          (0.24)
-----------------------------------------------------------------------------------------------------------------------------
 1997                        14.16         0.23            3.43          3.66        (0.23)         (0.03)          (0.26)
-----------------------------------------------------------------------------------------------------------------------------
 1998                        17.56         0.22            1.90          2.12        (0.22)         (0.27)          (0.49)
-----------------------------------------------------------------------------------------------------------------------------
 1999                        19.19         0.22            2.08          2.30        (0.22)         (0.73)          (0.95)
-----------------------------------------------------------------------------------------------------------------------------
 2000(a)                     20.54         0.26            1.95          2.21        (0.09)         (1.91)          (2.00)
-----------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     18.74         0.09            1.89          1.98       --             --              --
-----------------------------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1996                        11.07         0.08            2.52          2.60        (0.08)         (0.04)          (0.12)
-----------------------------------------------------------------------------------------------------------------------------
 1997                        13.55         0.09            3.09          3.18        (0.10)         (0.07)          (0.17)
-----------------------------------------------------------------------------------------------------------------------------
 1998                        16.56       --                2.16          2.16       --              (0.49)          (0.49)
-----------------------------------------------------------------------------------------------------------------------------
 1999                        18.23        (0.02)           6.65          6.63       --              (1.59)          (1.59)
-----------------------------------------------------------------------------------------------------------------------------
 2000(a)                     23.27        (0.02)          (2.47)        (2.49)      --              (1.36)          (1.36)
-----------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     23.90        (0.03)          (4.47)        (4.50)      --             --              --
-----------------------------------------------------------------------------------------------------------------------------

                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                          (BEFORE EXPENSES WERE ASSUMED)
                                                            NET ASSETS    -------------------------------
                           NET ASSET VALUE                 END OF PERIOD                  NET INVESTMENT
YEAR ENDED DECEMBER 31      END OF PERIOD   TOTAL RETURN+     (000'S)       EXPENSES      INCOME (LOSS)
---------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1996                          $12.94           8.48%        $ 35,686        0.80%             3.16%
---------------------------------------------------------------------------------------------------------
 1997                           15.84          26.45           50,766        0.76              2.83
---------------------------------------------------------------------------------------------------------
 1998                           18.71          22.23           85,683        0.71              2.21
---------------------------------------------------------------------------------------------------------
 1999                           26.25          43.71          165,368        0.70              1.63
---------------------------------------------------------------------------------------------------------
 2000(a)                        23.99          (1.91)         196,489        0.69              1.43
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        23.99          (7.26)(1)        5,494        0.95(2)           1.40(2)
---------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1996                           16.45          24.49          258,101        0.67              2.44
---------------------------------------------------------------------------------------------------------
 1997                           19.57          26.12          518,419        0.65              2.11
---------------------------------------------------------------------------------------------------------
 1998                           22.05          19.73          723,285        0.63              1.87
---------------------------------------------------------------------------------------------------------
 1999                           19.92           0.53          742,811        0.60              1.86
---------------------------------------------------------------------------------------------------------
 2000(a)                        15.85           5.36          619,469        0.63              2.01
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        15.84          13.02(1)         2,780        0.88(2)           1.45(2)
---------------------------------------------------------------------------------------------------------

 VALUE-ADDED MARKET

 CLASS X SHARES
 1996                           14.16          17.78           73,516        0.64              1.69
---------------------------------------------------------------------------------------------------------
 1997                           17.56          26.12          141,316        0.58              1.49
---------------------------------------------------------------------------------------------------------
 1998                           19.19          12.19          174,824        0.55              1.20
---------------------------------------------------------------------------------------------------------
 1999                           20.54          12.15          189,708        0.55              1.11
---------------------------------------------------------------------------------------------------------
 2000(a)                        20.75          11.98          186,887        0.54              1.31
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        20.72          10.57(1)           890        0.78(2)           1.02(2)
---------------------------------------------------------------------------------------------------------

 GROWTH

 CLASS X SHARES
 1996                           13.55          23.56           18,215        1.22             (0.03)
---------------------------------------------------------------------------------------------------------
 1997                           16.56          23.07           40,311        1.01              0.13
---------------------------------------------------------------------------------------------------------
 1998                           18.23          13.22           53,504        1.06              0.01
---------------------------------------------------------------------------------------------------------
 1999                           23.27          39.10           96,699        0.90             (0.11)
---------------------------------------------------------------------------------------------------------
 2000(a)                        19.42         (11.68)         132,909        0.88             (0.10)
---------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        19.40         (18.83)(1)        2,536        1.14(2)          (0.34)(2)
---------------------------------------------------------------------------------------------------------

                            RATIOS TO AVERAGE NET ASSETS
                           (AFTER EXPENSES WERE ASSUMED)
                           ------------------------------  PORTFOLIO
                                          NET INVESTMENT   TURNOVER
YEAR ENDED DECEMBER 31       EXPENSES     INCOME (LOSS)      RATE
-------------------------
 UTILITIES
 CLASS X SHARES
 1996                         0.50%            3.46%           15%
-------------------------
 1997                         0.76             2.83            34
-------------------------
 1998                         0.71             2.21            19
-------------------------
 1999                         0.70             1.63            31
-------------------------
 2000(a)                      0.69             1.43            32
-------------------------
 CLASS Y SHARES
 2000(b)                      0.95(2)          1.40(2)         32
-------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1996                         0.67             2.44            39
-------------------------
 1997                         0.65             2.11            26
-------------------------
 1998                         0.63             1.87            39
-------------------------
 1999                         0.60             1.86           101
-------------------------
 2000(a)                      0.63             2.01            41
-------------------------
 CLASS Y SHARES
 2000(b)                      0.88(2)          1.45(2)         41
-------------------------
 VALUE-ADDED MARKET
 CLASS X SHARES
 1996                         0.56             1.77             4
-------------------------
 1997                         0.58             1.49             8
-------------------------
 1998                         0.55             1.20            14
-------------------------
 1999                         0.55             1.11            21
-------------------------
 2000(a)                      0.54             1.31             8
-------------------------
 CLASS Y SHARES
 2000(b)                      0.78(2)          1.02(2)          8
-------------------------
 GROWTH
 CLASS X SHARES
 1996                         0.50             0.69            47
-------------------------
 1997                         1.01             0.13            55
-------------------------
 1998                         1.06             0.01           223
-------------------------
 1999                         0.90            (0.11)           88
-------------------------
 2000(a)                      0.88            (0.10)           68
-------------------------
 CLASS Y SHARES
 2000(b)                      1.14(2)         (0.34)(2)        68
-------------------------

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM
                           BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO        DISTRIBUTIONS
YEAR ENDED DECEMBER 31     OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS       TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1996                       $13.71       $ 0.08          $ 1.68        $ 1.76       $(0.10)    $(0.07)
------------------------------------------------------------------------------------------------------------------------
 1997                        15.30         0.07            4.73          4.80        (0.06)     (0.35)
------------------------------------------------------------------------------------------------------------------------
 1998                        19.69         0.13            5.57          5.70        (0.14)     (1.94)
------------------------------------------------------------------------------------------------------------------------
 1999                        23.31         0.08           11.76         11.84        (0.07)     (2.48)
------------------------------------------------------------------------------------------------------------------------
 2000(a)                     32.60         0.05           (1.39)        (1.34)      --          (2.69)
------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     29.89         0.05           (1.39)        (1.34)      --           --
------------------------------------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                     10.00         0.18            1.39          1.57        (0.17)      --
------------------------------------------------------------------------------------------------------------------------
 1998                        11.40         0.06            0.57          0.63        (0.07)     (0.10)
------------------------------------------------------------------------------------------------------------------------
 1999                        11.86         0.06           10.81         10.87        (0.06)     (0.01)
------------------------------------------------------------------------------------------------------------------------
 2000(a)                     22.66        (0.09)          (5.64)        (5.73)      --          (1.55)
------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     24.41        (0.05)          (8.99)        (9.04)      --           --
------------------------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1996                        10.99         0.15            1.10          1.25        (0.17)     (0.01)
------------------------------------------------------------------------------------------------------------------------
 1997                        12.06         0.12            0.92          1.04        (0.11)     (0.02)
------------------------------------------------------------------------------------------------------------------------
 1998                        12.97         0.14            1.81          1.95        (0.18)     (0.05)
------------------------------------------------------------------------------------------------------------------------
 1999                        14.69         0.06            4.94          5.00        (0.06)      --
------------------------------------------------------------------------------------------------------------------------
 2000(a)                     19.63         0.13           (1.19)        (1.06)       (0.06)     (1.25)
------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(a)                     18.85       --               (1.61)        (1.61)      --           --
------------------------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1996                        15.00         0.02            1.92          1.94        (0.03)     (0.03)++
------------------------------------------------------------------------------------------------------------------------
 1997                        16.88         0.05            2.27          2.32        (0.04)      --
------------------------------------------------------------------------------------------------------------------------
 1998                        19.16         0.03            1.69          1.72        (0.04)     (0.03)
------------------------------------------------------------------------------------------------------------------------
 1999                        20.81         0.01           19.23         19.24        (0.01)      --
------------------------------------------------------------------------------------------------------------------------
 2000(a)                     40.04         0.22           (7.89)        (7.67)      --          (6.44)
------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                     29.79         0.09           (3.98)        (3.89)      --           --
------------------------------------------------------------------------------------------------------------------------


                               TOTAL
                           DIVIDENDS AND
YEAR ENDED DECEMBER 31     DISTRIBUTIONS
-------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1996                         $(0.17)
-------------------------
 1997                          (0.41)
-------------------------
 1998                          (2.08)
-------------------------
 1999                          (2.55)
-------------------------
 2000(a)                       (2.69)
-------------------------
 CLASS Y SHARES
 2000(b)                      --
-------------------------
 MID-CAP EQUITY
 CLASS X SHARES
 1997(c)                       (0.17)
-------------------------
 1998                          (0.17)
-------------------------
 1999                          (0.07)
-------------------------
 2000(a)                       (1.55)
-------------------------
 CLASS Y SHARES
 2000(b)                      --
-------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1996                          (0.18)
-------------------------
 1997                          (0.13)
-------------------------
 1998                          (0.23)
-------------------------
 1999                          (0.06)
-------------------------
 2000(a)                       (1.31)
-------------------------
 CLASS Y SHARES
 2000(a)                      --
-------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1996                          (0.06)
-------------------------
 1997                          (0.04)
-------------------------
 1998                          (0.07)
-------------------------
 1999                          (0.01)
-------------------------
 2000(a)                       (6.44)
-------------------------
 CLASS Y SHARES
 2000(b)                      --
-------------------------

                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                          (BEFORE EXPENSES WERE ASSUMED)
                                                            NET ASSETS    ------------------------------
                           NET ASSET VALUE                 END OF PERIOD                NET INVESTMENT
YEAR ENDED DECEMBER 31      END OF PERIOD   TOTAL RETURN+     (000'S)      EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------

 AMERICAN OPPORTUNITIES

 CLASS X SHARES
 1996                          $15.30            12.95%      $120,904          0.71%         0.52%
--------------------------------------------------------------------------------------------------------
 1997                           19.69            31.93        230,014          0.68          0.42
--------------------------------------------------------------------------------------------------------
 1998                           23.31            30.78        371,633          0.66          0.62
--------------------------------------------------------------------------------------------------------
 1999                           32.60            55.81        768,751          0.66          0.29
--------------------------------------------------------------------------------------------------------
 2000(a)                        28.57            (4.42)       832,971          0.64          0.17
--------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        28.55            (4.48)(1)     13,930          0.88(2)       0.40(2)
--------------------------------------------------------------------------------------------------------

 MID-CAP EQUITY

 CLASS X SHARES
 1997(c)                        11.40            15.84(1)      19,236          1.12(2)       0.65(2)
--------------------------------------------------------------------------------------------------------
 1998                           11.86             5.67         28,198          0.98         (0.40)
--------------------------------------------------------------------------------------------------------
 1999                           22.66            92.10         84,949          0.92         (0.35)
--------------------------------------------------------------------------------------------------------
 2000(a)                        15.38           (27.56)       116,991          0.79         (0.41)
--------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        15.37           (36.83)(1)      4,895          1.02(2)      (0.62)(2)
--------------------------------------------------------------------------------------------------------

 GLOBAL EQUITY

 CLASS X SHARES
 1996                           12.06            11.43         59,246          1.25          0.69
--------------------------------------------------------------------------------------------------------
 1997                           12.97             8.66        102,229          1.13          0.91
--------------------------------------------------------------------------------------------------------
 1998                           14.69            15.11        125,522          1.10          1.01
--------------------------------------------------------------------------------------------------------
 1999                           19.63            34.14        173,743          1.08          0.36
--------------------------------------------------------------------------------------------------------
 2000(a)                        17.26            (5.93)       171,523          1.06          0.68
--------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(a)                        17.24            (8.54)(1)        883          1.29(2)       0.02(2)
--------------------------------------------------------------------------------------------------------

 DEVELOPING GROWTH

 CLASS X SHARES
 1996                           16.88            12.95         61,120          0.68         (0.04)
--------------------------------------------------------------------------------------------------------
 1997                           19.16            13.77         82,690          0.60          0.26
--------------------------------------------------------------------------------------------------------
 1998                           20.81             9.04         81,625          0.59          0.19
--------------------------------------------------------------------------------------------------------
 1999                           40.04            92.52        160,595          0.58          0.06
--------------------------------------------------------------------------------------------------------
 2000(a)                        25.93           (21.61)       142,640          0.56          0.66
--------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                        25.90           (13.06)(1)      1,716          0.83(2)       0.74(2)
--------------------------------------------------------------------------------------------------------

                            RATIOS TO AVERAGE NET ASSETS
                           (AFTER EXPENSES WERE ASSUMED)
                           ------------------------------  PORTFOLIO
                                         NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES      INCOME (LOSS)      RATE
-------------------------
 AMERICAN OPPORTUNITIES
 CLASS X SHARES
 1996                           0.69%            0.54%        232%
-------------------------
 1997                           0.68             0.42         262
-------------------------
 1998                           0.66             0.62         325
-------------------------
 1999                           0.66             0.29         360
-------------------------
 2000(a)                        0.64             0.17         426
-------------------------
 CLASS Y SHARES
 2000(b)                        0.88(2)          0.40(2)      426
-------------------------
 MID-CAP EQUITY
 CLASS X SHARES
 1997(c)                      --                 1.77(2)      104
-------------------------
 1998                         --                 0.58         323
-------------------------
 1999                           0.20             0.37         318
-------------------------
 2000(a)                        0.79            (0.41)         21
-------------------------
 CLASS Y SHARES
 2000(b)                        1.02(2)         (0.62)(2)      21
-------------------------
 GLOBAL EQUITY
 CLASS X SHARES
 1996                           0.72             1.22          62
-------------------------
 1997                           1.13             0.91          87
-------------------------
 1998                           1.10             1.01          80
-------------------------
 1999                           1.08             0.36          79
-------------------------
 2000(a)                        1.06             0.68          68
-------------------------
 CLASS Y SHARES
 2000(a)                        1.29(2)          0.02(2)       68
-------------------------
 DEVELOPING GROWTH
 CLASS X SHARES
 1996                           0.58             0.06         146
-------------------------
 1997                           0.60             0.26         149
-------------------------
 1998                           0.59             0.19         193
-------------------------
 1999                           0.58             0.06         178
-------------------------
 2000(a)                        0.56             0.66         207
-------------------------
 CLASS Y SHARES
 2000(b)                        0.83(2)          0.74(2)      207
-------------------------

                           NET ASSET
                             VALUE         NET        NET REALIZED   TOTAL FROM
                           BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT  DIVIDENDS TO            DISTRIBUTIONS
YEAR ENDED DECEMBER 31     OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS           TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1996                       $ 9.69       $ 0.16          $ 1.51        $ 1.67       $(0.16)     --
--------------------------------------------------------------------------------------------------------------------------------
 1997                        11.20         0.06            0.11          0.17        (0.06)     --
--------------------------------------------------------------------------------------------------------------------------------
 1998                        11.31         0.07           (3.33)        (3.26)       (0.07)    (0.07)+++
--------------------------------------------------------------------------------------------------------------------------------
 1999                         7.91       --                6.60          6.60       --         (0.02)++
--------------------------------------------------------------------------------------------------------------------------------
 2000(a)                     14.49        (0.02)          (4.12)        (4.14)      --          --
--------------------------------------------------------------------------------------------------------------------------------


                               TOTAL
                           DIVIDENDS AND
YEAR ENDED DECEMBER 31     DISTRIBUTIONS
-------------------------
 EMERGING MARKETS
 CLASS X SHARES
 1996                         $(0.16)
-------------------------
 1997                          (0.06)
-------------------------
 1998                          (0.14)
-------------------------
 1999                          (0.02)
-------------------------
 2000(a)                      --
-------------------------


(a) Prior to July 24, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)  For the period July 24, 2000 (issued date) through December 31, 2000.
(c) For the period January 21, 1997 (commencement of operations) through December 31, 1997.
+ Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.01.
+++  Includes distributions from paid-in-capital of $0.04.
++   Distribution from paid-in-capital.
(1)  Not annualized.
(2)  Annualized.

                                                                           RATIOS TO AVERAGE NET ASSETS
                                                                          (BEFORE EXPENSES WERE ASSUMED)
                                                            NET ASSETS    ------------------------------
                           NET ASSET VALUE                 END OF PERIOD                NET INVESTMENT
YEAR ENDED DECEMBER 31      END OF PERIOD   TOTAL RETURN+     (000'S)      EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------

 EMERGING MARKETS

 CLASS X SHARES
 1996                          $11.20            17.69%       $17,240          2.02%           (0.10)%
--------------------------------------------------------------------------------------------------------
 1997                           11.31             1.27         23,815          1.71             0.49
--------------------------------------------------------------------------------------------------------
 1998                            7.91           (29.03)        13,272          1.73             0.72
--------------------------------------------------------------------------------------------------------
 1999                           14.49            83.53         22,889          1.84            (0.03)
--------------------------------------------------------------------------------------------------------
 2000(a)                        10.35           (28.57)        13,223          1.54            (0.12)
--------------------------------------------------------------------------------------------------------

                            RATIOS TO AVERAGE NET ASSETS
                           (AFTER EXPENSES WERE ASSUMED)
                           ------------------------------  PORTFOLIO
                                         NET INVESTMENT    TURNOVER
YEAR ENDED DECEMBER 31      EXPENSES      INCOME (LOSS)      RATE
-------------------------
 EMERGING MARKETS
 CLASS X SHARES
 1996                           0.50%           1.42%          46%
-------------------------
 1997                           1.71            0.49           91
-------------------------
 1998                           1.73            0.72          116
-------------------------
 1999                           1.84           (0.03)          82
-------------------------
 2000(a)                        1.54           (0.12)          47
-------------------------


(a) Prior to July 24, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)  For the period July 24, 2000 (issued date) through December 31, 2000.
(c) For the period January 21, 1997 (commencement of operations) through December 31, 1997.
+ Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.01.
+++  Includes distributions from paid-in-capital of $0.04.
++   Distribution from paid-in-capital.
(1)  Not annualized.
(2)  Annualized.

NOTES

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

NOTES

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

                      ----------------------------------------------------------

MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS INVESTMENT SERIES

                    Additional information about each Portfolio's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call:

                                           (800) 869-NEWS

                    You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor.

                    Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference
                    Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
                    (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7185)

                                                      MORGAN STANLEY DEAN WITTER
                                                               SELECT DIMENSIONS

STATEMENT OF ADDITIONAL INFORMATION                                   INVESTMENT

MAY 1, 2001                                                               SERIES

----------------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

    -THE DIVERSIFIED INCOME PORTFOLIO

    -THE BALANCED GROWTH PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO

    -THE VALUE-ADDED MARKET PORTFOLIO

    -THE GROWTH PORTFOLIO

    -THE AMERICAN OPPORTUNITIES PORTFOLIO

    -THE MID-CAP EQUITY PORTFOLIO

    -THE GLOBAL EQUITY PORTFOLIO

    -THE DEVELOPING GROWTH PORTFOLIO

    -THE EMERGING MARKETS PORTFOLIO

    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2001) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW at any of its branch offices.

Morgan Stanley Dean Witter
Select Dimensions Investment Series
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.     Fund History........................................................    4
II.    Description of the Fund and Its Investments and Risks...............    4
       A.   Classification.................................................    4
       B.   Eligible Purchasers............................................    4
       C.   Investment Strategies and Risks................................    4
       D.   Fund Policies/Investment Restrictions..........................   17
III.   Management of the Fund..............................................   19
       A.   Board of Trustees..............................................   19
       B.   Management Information.........................................   19
       C.   Compensation...................................................   26
IV.    Control Persons and Principal Holders of Securities.................   28
V.     Investment Management and Other Services............................   28
       A.   Investment Manager and Sub-Advisors............................   28
       B.   Services Provided by the Investment Manager and the
            Sub-Advisors...................................................   30
       C.   Rule 12b-1 Plan................................................   31
       D.   Other Service Providers........................................   32
       E.   Codes of Ethics................................................   33
VI.    Brokerage Allocation and Other Practices............................   33
       A.   Brokerage Transactions.........................................   33
       B.   Commissions....................................................   33
       C.   Brokerage Selection............................................   36
       D.   Directed Brokerage.............................................   37
       E.   Regular Broker-Dealers.........................................   37
VII.   Capital Stock and Other Securities..................................   37
VIII.  Purchase, Redemption and Pricing of Shares..........................   38
       A.   Purchase/Redemption of Shares..................................   38
       B.   Offering Price.................................................   39
IX.    Taxation of the Portfolios and Shareholders.........................   41
X.     Calculation of Performance Data.....................................   42
XI.    Financial Statements................................................   45
       Appendix--Ratings of Corporate Debt Instruments Investments.........  139

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CONTRACT"--Variable annuity contract and/or variable life insurance contract issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

"CONTRACT OWNERS"--Owners of a Contract.

"CUSTODIAN"--The Bank of New York for each Portfolio other than the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO. The Chase Manhattan Bank for the EMERGING MARKETS PORTFOLIO and grouping (1) of the DIVERSIFIED INCOME PORTFOLIO.

"FINANCIAL ADVISOR"--Morgan Stanley Dean Witter authorized financial services representatives.

"FUND"--Morgan Stanley Dean Witter Select Dimensions Investment Series, a registered open-end series investment company currently consisting of thirteen Portfolios.

"INVESTMENT MANAGER"--Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.

"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DW"--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of MSDW.

"MORGAN STANLEY DEAN WITTER FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor; and (ii) that hold themselves out to investors as related companies for investment and investor services.

"MSDW"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

"MSDW INVESTMENT MANAGEMENT"--Morgan Stanley Investment Management Inc., a wholly-owned investment advisor subsidiary of MSDW.

"MSDW SERVICES COMPANY"--Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

"PORTFOLIO(S)"--The separate investment portfolio(s) of the Fund.

"SUB-ADVISORS"--TCW Investment Management Company (only applicable to the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the EMERGING MARKETS PORTFOLIO and the MID-CAP EQUITY PORTFOLIO) and MSDW Investment Management (only applicable to the GROWTH PORTFOLIO).

"TCW"--TCW Investment Management Company.

"TRANSFER AGENT"--Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.

"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized under the laws of the Commonwealth of Massachusetts on June 2, 1994, under the name Dean Witter Select Dimensions Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Select Dimensions Investment Series. Effective March 2, 1998, the name of THE BALANCED PORTFOLIO was changed to THE BALANCED GROWTH PORTFOLIO and the name of THE CORE EQUITY PORTFOLIO was changed to THE GROWTH PORTFOLIO. Effective April 26, 1999, the name of THE AMERICAN VALUE PORTFOLIO was changed to THE AMERICAN OPPORTUNITIES PORTFOLIO. Effective August 5, 1999, the name of THE MID-CAP GROWTH PORTFOLIO was changed to the THE MID-CAP EQUITY PORTFOLIO.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Class X and Class Y PROSPECTUSES titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

    CONVERTIBLE SECURITIES. Each Portfolio, other than THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE VALUE-ADDED MARKET PORTFOLIO, may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than THE MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE GROWTH PORTFOLIO, THE DEVEL-

OPING GROWTH PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE UTILITIES PORTFOLIO, and THE EMERGING MARKETS PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, and THE EMERGING MARKETS PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with United States banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    The Portfolios also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    The Portfolio will place cash, U.S. government securities or other appropriate liquid portfolio securities in a segregated account on its books in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, the DIVERSIFIED INCOME PORTFOLIO, the BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, the AMERICAN OPPORTUNITIES PORTFOLIO, the MID-CAP EQUITY PORTFOLIO, the GLOBAL EQUITY PORTFOLIO, and the EMERGING MARKETS PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Each of the above-named Portfolios (except THE BALANCED GROWTH PORTFOLIO) is permitted to write covered call options on portfolio securities, without limit, and THE BALANCED GROWTH PORTFOLIO is permitted to write covered call options on portfolio securities in an amount not exceeding 5% of the value of its total assets. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.

    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium;" I.E., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.

    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.

    A call option is "covered" if a Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by a Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

    Options written by the Portfolio normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. As a writer of a covered put option, the Portfolio incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if a Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's net assets (in the case of THE BALANCED GROWTH PORTFOLIO, 30% of the Portfolio's total assets).

    PURCHASING CALL AND PUT OPTIONS. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of THE EMERGING MARKETS PORTFOLIO, up to 10% of its total assets. Each of THE UTILITIES PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GLOBAL EQUITY PORTFOLIO may purchase call and put options in an amount equaling up to 10% of its total assets with a maximum of 5% of its assets invested in stock index options. THE BALANCED GROWTH PORTFOLIO may purchase put and call options on stock indexes in an amount equaling up to 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

    OPTIONS ON FOREIGN CURRENCIES. THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisors, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    STOCK INDEX OPTIONS. Each of THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GLOBAL EQUITY PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO on any foreign government fixed-income security and on various currencies, and with respect to each of the eight listed Portfolios that may engage in futures transactions, on such indexes of U.S. securities (and, if applicable, foreign securities) as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisors) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

ADDITIONAL INFORMATION CONCERNING THE NORTH AMERICAN GOVERNMENT SECURITIES, THE DIVERSIFIED INCOME AND THE BALANCED GROWTH PORTFOLIOS

    COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio(s) may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage

Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G.,certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may invest in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.

    THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

ADDITIONAL INFORMATION CONCERNING THE VALUE-ADDED MARKET PORTFOLIO.

    THE VALUE-ADDED MARKET PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to THE S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by THE VALUE-ADDED MARKET PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

    ASSET-BACKED SECURITIES. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may invest in Asset-Backed Securities. Asset-Backed Securities utilize the securitization techniques used to develop mortgage-backed securities. These techniques are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.

    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary position, which among others may include commercial paper, bank acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. This section does not apply to THE MONEY MARKET PORTFOLIO, THE BALANCED GROWTH PORTFOLIO and THE DIVERSIFIED INCOME PORTFOLIO whose money market instruments are described in the Prospectus. Such securities are limited to:

    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager or, in the case of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE GROWTH PORTFOLIO and THE EMERGING MARKETS PORTFOLIO, the Sub-Advisors. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of THE MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of THE MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its net assets in the case of THE MONEY MARKET PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may also use dollar rolls as part of their investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE DIVERSIFIED INCOME PORTFOLIO, reverse repurchase agreements and dollar rolls are not expected to exceed 25% of the Portfolio's total assets. With respect to THE MONEY MARKET PORTFOLIO, reverse repurchase agreements (other than for purposes of meeting redemptions) may not exceed 5% of the Portfolio's total assets.

    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE DIVIDEND GROWTH PORTFOLIO, the GROWTH PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE DEVELOPING GROWTH PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act.

    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 25% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than THE VALUE-ADDED MARKET PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than THE MONEY MARKET PORTFOLIO and the VALUE-ADDED MARKET PORTFOLIO may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.

    PRIVATE PLACEMENTS. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE DIVIDEND GROWTH PORTFOLIO, THE GROWTH PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE DEVELOPING GROWTH PORTFOLIO and THE EMERGING MARKETS PORTFOLIO may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager or, in the case of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO and THE GROWTH PORTFOLIO, the Sub-Advisors, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each Portfolio (other than THE MONEY MARKET PORTFOLIO), 15% of the Portfolio's total assets and as to THE MONEY MARKET PORTFOLIO, 10% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    WARRANTS AND SUBSCRIPTION RIGHTS. Each Portfolio, other than THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE VALUE-ADDED MARKET PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each Portfolio other than THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE UTILITIES PORTFOLIO AND THE VALUE-ADDED MARKET PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities with a limit of up to 2% of its total assets in warrants that are not listed on the New York or American Stock Exchange. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios except as otherwise indicated. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of
(a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy, which may not be changed without approval of shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

    Each Portfolio may not:

     1. With the exception of THE MONEY MARKET PORTFOLIO, as to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Portfolios of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer).

     3. With the exception of THE UTILITIES PORTFOLIO, which will invest 25% or more of the value of its total assets in the utilities industry, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or, in the case of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities or, in the case of THE MONEY MARKET PORTFOLIO, to domestic bank obligations.

     4. With the exception of THE MONEY MARKET PORTFOLIO, invest more than 5% of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities or, in the case of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE DIVERSIFIED INCOME PORTFOLIO, to Mortgage-Backed Securities and Asset-Backed Securities.

     5. Borrow money (except insofar as THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement or THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a dollar roll), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of Portfolios other than THE DEVELOPING GROWTH PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of THE DEVELOPING GROWTH PORTFOLIO, for investment or leveraging) may not exceed 5% (taken at the lower of cost or current value) of the value of the Portfolio's total assets (not including the amount borrowed).

     6. Purchase or sell real estate or interests therein (including limited partnership interests), although the Portfolio(s) may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Portfolio may hold the real estate securing such security).

     7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Portfolios may invest in the securities of companies which operate, invest in, or sponsor such programs.

     8. Pledge its assets or assign or otherwise encumber them except: (a) to secure borrowings effected within the limitations set forth in restriction 5 above; or (b) in the case of THE DEVELOPING GROWTH PORTFOLIO, to secure borrowings effected in connection with leverage. For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9. Issue senior securities as defined in the Investment Company Act except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or
(e) lending portfolio securities.

    10. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Portfolio may invest consistent with its investment objective and policies; (b) by investing in repurchase agreements; or
(c) by lending its portfolio securities; or (d) in the case of THE EMERGING MARKETS PORTFOLIO, by investing in loan participations and loan assignments.

    11. Make short sales of securities.

    12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Portfolio of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    13. Purchase or sell commodities or commodities contracts except that the Portfolios may purchase or sell futures contracts or options on futures.

    14. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Portfolios may invest in restricted securities subject to fundamental (in the case of THE MONEY MARKET PORTFOLIO) and non-fundamental (in the case of the other Portfolios) limitations applicable to each Portfolio).

    15. Invest for the purpose of exercising control or management of any other issuer.

RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    THE MONEY MARKET PORTFOLIO may not:

     1. As to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities of any one issuer. However, as a non-fundamental policy, THE MONEY MARKET PORTFOLIO will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, THE MONEY MARKET PORTFOLIO may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs).

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of THE MONEY MARKET PORTFOLIO'S total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

    In addition, as a non-fundamental policy, each Portfolio of the Fund may not invest more than 15% (10% in the case of THE MONEY MARKET PORTFOLIO) of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. For purposes of this policy, securities eligible for sale pursuant to Rule 144A under the Securities Act are not considered liquid if they are determined to be liquid under procedures adopted by the Trustees of the Fund. As another non-fundamental policy, each Portfolio of the Fund may not purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of THE GLOBAL EQUITY PORTFOLIO, and THE EMERGING MARKETS PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder (E.G., each of these Portfolios may not invest in more than 3% of the outstanding voting securities of any investment company). For this purpose, Mortgage-Backed Securities and Asset-Backed Securities are not deemed to be investment companies.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES
    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.

B. MANAGEMENT INFORMATION

    TRUSTEES AND OFFICERS.  The Board of the Fund consists of nine
(9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

    The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 97 such Funds as of the calendar year ended December 31, 2000), are shown below.

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Michael Bozic (60) ......................  Retired; Director or Trustee of the Morgan
Trustee                                    Stanley Dean Witter Funds; formerly Vice Chairman
c/o Mayer, Brown & Platt                   of Kmart Corporation (December 1998-October
Counsel to the                             2000), Chairman and Chief Executive Officer of
  Independent Trustees                     Levitz Furniture Corporation (November
1675 Broadway                              1995-November 1998) and President and Chief
New York, New York                         Executive Officer of Hills Department Stores (May
                                           1991-July 1995); formerly variously Chairman,
                                           Chief Executive Officer, President and Chief
                                           Operating Officer (1987-1991) of the Sears
                                           Merchandise Group of Sears, Roebuck and Co.;
                                           Director of Weirton Steel Corporation.
Charles A. Fiumefreddo* (67) ............  Chairman, Director or Trustee and Chief Executive
Chairman of the Board,                     Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee        formerly Chairman, Chief Executive Officer and
Two World Trade Center                     Director of the Investment Manager, Morgan
New York, New York                         Stanley Dean Witter Distributors Inc. ("MSDW
                                           Distributors") and MSDW Services Company;
                                           Executive Vice President and Director of Morgan
                                           Stanley DW; Chairman and Director of the Transfer
                                           Agent; formerly Director and/or officer of
                                           various MSDW subsidiaries (until June 1998).
Edwin J. Garn (68) ......................  Director or Trustee of the Morgan Stanley Dean
Trustee                                    Witter Funds; formerly United States Senator (R-
c/o Summit Ventures LLC                    Utah)(1974-1992) and Chairman, Senate Banking
1 Utah Center                              Committee (1980-1986); formerly Mayor of Salt
201 S. Main Street                         Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                       Space Shuttle Discovery (April 12-19, 1985); Vice
                                           Chairman, Huntsman Corporation (chemical
                                           company); Director of Franklin Covey (time
                                           management systems), BMW Bank of North America,
                                           Inc., (industrial loan corporation), United Space
                                           Alliance (joint venture between Lockheed Martin
                                           and the Boeing Company) and Nuskin Asia Pacific
                                           (multilevel marketing); member of the Utah
                                           Regional Advisory Board of Pacific Corp.; member
                                           of the board of various civic and charitable
                                           organizations.
Wayne E. Hedien (67) ....................  Retired; Director or Trustee of the Morgan
Trustee                                    Stanley Dean Witter Funds; Director of The PMI
c/o Mayer, Brown & Platt                   Group, Inc. (private mortgage insurance); Trustee
Counsel to the                             and Vice Chairman of The Field Museum of Natural
 Independent Trustees                      History; formerly associated with the Allstate
1675 Broadway                              Companies (1966-1994), most recently as Chairman
New York, New York                         of The Allstate Corporation (March 1993-December
                                           1994) and Chairman and Chief Executive Officer of
                                           its wholly-owned subsidiary, Allstate Insurance
                                           Company (July 1989-December 1994); director of
                                           various other business and charitable orga-
                                           nizations.

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
James F. Higgins* (53) ..................  Chairman of the Private Client Group of MSDW
Trustee                                    (since August 2000); Director of the Transfer
Two World Trade Center                     Agent and Dean Witter Realty Inc.; Director or
New York, New York                         Trustee of the Morgan Stanley Dean Witter Funds
                                           (since June 2000); previously President and Chief
                                           Operating Officer of the Private Client Group of
                                           MSDW (May 1999-August 2000), President and Chief
                                           Operating Officer of Individual Securities of
                                           MSDW (February 1997-May 1999), President and
                                           Chief Operating Officer of Dean Witter Securi-
                                           ties of MSDW (1995-February 1997) and Director
                                           (1985-1997) of Morgan Stanley DW.
Dr. Manuel H. Johnson (52) ..............  Senior Partner, Johnson Smick
Trustee                                    International, Inc., a consulting firm;
c/o Johnson Smick                          Co-Chairman and a founder of the Group of Seven
  International, Inc.                      Council (G7C), an international economic
1133 Connecticut Avenue, N.W.              commission; Chairman of the Audit Committee and
Washington, D.C.                           Director or Trustee of the Morgan Stanley Dean
                                           Witter Funds; Director of Greenwich Capital Mar-
                                           kets, Inc. (broker-dealer) Independence Standards
                                           Board (private sector organization governing
                                           independence of auditors) and NVR, Inc. (home
                                           construction); Chairman and Trustee of the
                                           Financial Accounting Foundation (oversight
                                           organization of the Financial Accounting
                                           Standards Board); formerly Vice Chairman of the
                                           Board of Governors of the Federal Reserve Sys-
                                           tem and Assistant Secretary of the U.S. Treasury.
Michael E. Nugent (64) ..................  General Partner, Triumph Capital, L.P., a private
Trustee                                    investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                  Committee and Director or Trustee of the Morgan
237 Park Avenue                            Stanley Dean Witter Funds; formerly Vice
New York, New York                         President, Bankers Trust Company and BT Capital
                                           Corporation; director of various business
                                           organizations.
Philip J. Purcell* (57) .................  Chairman of the Board of Directors and Chief
Trustee                                    Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                              and Novus Credit Services Inc.; Director of the
New York, New York                         MSDW Distributors; Director or Trustee of the
                                           Morgan Stanley Dean Witter Funds; Director of
                                           American Airlines, Inc. and its parent company,
                                           AMR Corporation; Director and/or officer of
                                           various MSDW subsidiaries.
John L. Schroeder (70) ..................  Retired; Chairman of the Derivatives Committee
Trustee                                    and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                   Dean Witter Funds; Director of Citizens
Counsel to the                             Communications Company (telecommunications
  Independent Trustees                     company); formerly Executive Vice President and
1675 Broadway                              Chief Investment Officer of the Home Insurance
New York, New York                         Company (August 1991-September 1995).

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Mitchell M. Merin (47) ..................  President and Chief Operating Officer of Morgan
President                                  Stanley Dean Witter Asset Management (since
Two World Trade Center                     December 1998); President and Director (since
New York, New York                         April 1997) and Chief Executive Officer (since
                                           June 1998) of the Investment Manager and MSDW
                                           Services Company; Chairman, Chief Executive
                                           Officer and Director of MSDW Distributors (since
                                           June 1998); Chairman and Chief Executive Officer
                                           (since June 1998) and Director (since January
                                           1998) of the Transfer Agent; Director of various
                                           Morgan Stanley subsidiaries; President of the
                                           Morgan Stanley Dean Witter Funds (since May
                                           1999); Trustee of various Van Kampen investment
                                           companies (since December 1999); previously Chief
                                           Strategic Officer of the Investment Manager and
                                           MSDW Services Company and Executive Vice
                                           President of MSDW Distributors (April 1997-June
                                           1998), Vice President of the Morgan Stanley Dean
                                           Witter Funds (May 1997-April 1999), and Executive
                                           Vice President of Dean Witter, Discover & Co.
Barry Fink (46) .........................  General Counsel (since May 2000) and Managing
Vice President,                            Director (since December 2000) of Morgan Stanley
Secretary and General Counsel              Dean Witter Asset Management; Managing Director
Two World Trade Center                     (since December 2000) and Secretary and General
New York, New York                         Counsel (since February 1997) and Director (since
                                           July 1998) of the Investment Manager and MSDW
                                           Services Company; Vice President, Secretary and
                                           General Counsel of the Morgan Stanley Dean Witter
                                           Funds (since February 1997); Vice President and
                                           Secretary of the Distributor; previously, Senior
                                           Vice President (March 1997-December 1999), First
                                           Vice President, Assistant Secretary and Assistant
                                           General Counsel of the Investment Manager and
                                           MSDW Services Company.
Arden C. Armstrong (40) .................  Managing Director of the Investment Manager and
Vice President                             Managing Director of Miller Anderson & Sherrerd
Two World Trade Center                     LLP ("MAS"), an affiliate of the Investment
New York, New York                         Manager; Vice President of various Morgan Stanley
                                           Dean Witter Funds.
W. David Armstrong (42) .................  Managing Director of the Investment Manager and
Vice President                             Managing Director and member of the Interest Rate
Two World Trade Center                     Research Team of MAS; previously Senior Vice
New York, New York                         President of Lehman Brothers. Vice President of
                                           various Morgan Stanley Dean Witter Funds.
Mark Bavoso (40) ........................  Managing Director of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Richard M. Behler (47) ..................  Principal of the Investment Manager and MAS; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
David Dineen (33) .......................  Vice President of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Stephen F. Esser (36) ...................  Managing Director of the Investment Manager and
Vice President                             Managing Director and member of the Interest Rate
Two World Trade Center                     Research Team of MAS; Vice President of various
New York, New York                         Morgan Stanley Dean Witter Funds.
Edward F. Gaylor (59) ...................  Principal of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Peter Hermann (41) ......................  Vice President of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Kenton J. Hinchliffe (56) ...............  Principal of the Investment Manager; Vice
Senior Vice President                      President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Michelle Kaufman (36) ...................  Managing Director of the Investment Manager
Vice President                             (since December 2000); previously Senior Vice
Two World Trade Center                     President (February 1999-
New York, New York                         December 2000); Vice President (June
                                           1997-February 1999) and Assistant Vice President
                                           (May 1995-June 1997); Vice President of various
                                           Morgan Stanley Dean Witter Funds.
Anita H. Kolleeny (45) ..................  Managing Director of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Angelo Manioudakis (34) .................  Principal of the Investment Manager and MAS; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Charles Moon (34) .......................  Vice President of the Investment Manager and MAS;
Vice President                             previously Vice President and Global Banks
Two World Trade Center                     Analyst for Citigroup (1993-1999); Vice President
New York, New York                         of various Morgan Stanley Dean Witter Funds.
Paul F. O'Brien (44) ....................  Principal of the Investment Manager and Principal
Vice President                             and member of the Interest Rate Research Team of
Two World Trade Center                     MAS; previously an economist at J.P. Morgan,
New York, New York                         London (January 1994-January 1996); Vice
                                           President of various Morgan Stanley Dean Witter
                                           Funds.
Jonathan R. Page (54) ...................  Managing Director of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
John S. Roscoe (37) .....................  Vice President of the Investment Manager (since
Vice President,                            April 1998) and Portfolio Manager (since December
Two World Trade Center                     1997); Vice President of various Morgan Stanley
New York, New York                         Dean Witter Funds; previously an equity analyst
                                           at Rockefeller and Company, Inc.
Guy G. Rutherfurd Jr. (61) ..............  Managing Director of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds; formerly Executive Vice President and
New York, New York                         Chief Investment Officer of Nomura Asset
                                           Management (U.S.A.) Inc. (May 1992-February
                                           1997).
Ronald B. Silvestri (35) ................  Vice President of the Investment Manager (since
Vice President                             December 1999); Vice President of various Morgan
Two World Trade Center                     Stanley Dean Witter Funds; formerly Senior
New York, New York                         Research Analyst with the Investment Manager.
Paul D. Vance (65) ......................  Managing Director of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Alice S. Weiss (52) .....................  Vice President of the Investment Manager; Vice
Vice President                             President of various Morgan Stanley Dean Witter
Two World Trade Center                     Funds.
New York, New York
Christopher J. Ainley (42) ..............  Managing Director of TCW Investment Management
Vice President                             Company ("TCW"), Trust Company of the West and
865 South Figueroa Street                  TCW Asset Management Company (since February
Los Angeles, California                    1996); formerly Senior Vice President of TCW
                                           Trust Company of the West and TCW Asset
                                           Management Company (May 1994-February 1996).
Philip A. Barach (48) ...................  Group Managing Director of TCW; Managing
Vice President                             Director, Mortgage-Backed Securities of Trust
865 South Figueroa Street                  Company of the West and TCW Asset Management
Los Angeles, California                    Company.
Douglas S. Foreman (43) .................  Group Managing Director of TCW, Trust Company of
Vice President                             the West and TCW Asset Management Company.
865 South Figueroa Street
Los Angeles, California
Jeffrey E. Gundlach (41) ................  Group Managing Director of TCW; Managing
Vice President                             Director, Mortgage-Backed Securities of Trust
865 South Figueroa Street                  Company of the West and TCW Asset Management
Los Angeles, California                    Company.
Frederick E. Horton (42) ................  Managing Director of TCW, Trust Company of the
Vice President                             West and TCW Asset Management Company.
865 South Figueroa Street
Los Angeles, California
Michael P. Reilly (37) ..................  Managing Director of TCW, Trust Company of the
Vice President                             West and TCW Asset Management Company.
865 South Figueroa Street
Los Angeles, California

NAME, AGE, POSITION WITH FUND AND ADDRESS    PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -------------------------------------------------
Thomas F. Caloia (55) ...................  First Vice President and Assistant Treasurer of
Treasurer                                  the Investment Manager, MSDW Distributors, and
Two World Trade Center                     MSDW Services Company; Treasurer of the Morgan
New York, New York                         Stanley Dean Witter Funds.

-------------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act.

    RONALD E. ROBISON, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Senior Vice President of the Investment Manager, MSDW Services Company, MSDW Distributors and the Transfer Agent and Director of the Transfer Agent, and JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, are Vice Presidents of the Fund.

    In addition, LOU ANNE D. MCINNIS, CARSTEN OTTO AND RUTH ROSSI, Senior Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, MARILYN K. CRANNEY and TODD LEBO, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and NATASHA KASSIAN and GEORGE SILFEN, Assistant Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios.

    Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2000.

                               FUND COMPENSATION

                                                                AGGREGATE
                                                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                   FROM THE FUND
---------------------------                                   -------------
Michael Bozic...............................................     $1,550
Edwin J. Garn...............................................      1,600
Wayne E. Hedien.............................................      1,600
Dr. Manuel H. Johnson.......................................      2,350
Michael E. Nugent...........................................      2,100
John L. Schroeder...........................................      2,050

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2000 for services to the 97 Morgan Stanley Dean Witter Funds that were in operation at December 31, 2000.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                                 TOTAL CASH
                                                              COMPENSATION FOR
                                                               SERVICES TO 97
                                                               MORGAN STANLEY
NAME OF INDEPENDENT TRUSTEE                                   DEAN WITTER FUNDS
---------------------------                                   -----------------
Michael Bozic...............................................      $146,917
Edwin J. Garn...............................................       151,717
Wayne E. Hedien.............................................       151,567
Dr. Manuel H. Johnson.......................................       223,655
Michael E. Nugent...........................................       199,759
John L. Schroeder...........................................       194,809

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 53 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 53 Morgan Stanley Dean Witter Funds (not including the Fund) for the calendar year ended December 31, 2000, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 53 Morgan Stanley Dean Witter Funds as of the calendar year ended December 31, 2000.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                      FOR ALL ADOPTING FUNDS
                                ----------------------------------
                                   ESTIMATED
                                   CREDITED
                                     YEARS           ESTIMATED
                                 OF SERVICE AT     PERCENTAGE OF             RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                  RETIREMENT         ELIGIBLE                ACCRUED AS EXPENSES     UPON RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)      COMPENSATION             BY ALL ADOPTING FUNDS    ALL ADOPTING FUNDS(2)
---------------------------     ---------------  -----------------          ---------------------  -------------------------
Michael Bozic.................          10              60.44%                     $20,001                  $52,885
Edwin J. Garn.................          10              60.44                       29,348                   52,817
Wayne E. Hedien...............           9              51.37                       37,886                   44,952
Dr. Manuel H. Johnson.........          10              60.44                       21,187                   77,817
Michael E. Nugent.............          10              60.44                       36,202                   69,506
John L. Schroeder.............           8              50.37                       65,337                   53,677

------------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote
    (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company owned all of the outstanding Class X shares of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X shares.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISORS

    The Investment Manager to each Portfolio is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    The Sub-Advisor to THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE EMERGING MARKETS PORTFOLIO is TCW Investment Management Company, a subsidiary of The TCW Group Inc., whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017. TCW was retained to provide sub-advisory services to THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO and THE EMERGING MARKETS PORTFOLIO since the inception of each Portfolio. TCW has been retained to provide sub-advisory services to THE MID-CAP EQUITY PORTFOLIO since August 1999.

    The Sub-Advisor to THE GROWTH PORTFOLIO is Morgan Stanley Dean Witter Investment Management Inc., a subsidiary of MSDW. MSDW Investment Management, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSDW Investment Management's address is 1221 Avenue of the Americas, New York, NY 10020.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Money Market Portfolio            0.50% of net assets
The North American Government         0.65% of net assets
Securities Portfolio
The Diversified Income Portfolio      0.40% of net assets
The Balanced Growth Portfolio         0.60% of net assets
The Utilities Portfolio               0.65% of net assets
The Dividend Growth Portfolio         0.625% of net assets up to $500 million;
                                      0.50% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.475% of net assets exceeding $1 billion

NAME OF PORTFOLIO                                 INVESTMENT MANAGEMENT FEE RATES
-----------------                     --------------------------------------------------------
The Value-Added Market Portfolio      0.50% of net assets
The Growth Portfolio                  0.80% of net assets
The American Opportunities Portfolio  0.625% of net assets up to $500 million;
                                      0.60% of net assets exceeding $500 million
                                      but not exceeding $1 billion; and
                                      0.575% of net assets exceeding $1 billion
The Mid-Cap Equity Portfolio          0.75% of net assets
The Global Equity Portfolio           1.00% of net assets
The Developing Growth Portfolio       0.50% of net assets
The Emerging Markets Portfolio        1.25% of net assets

    With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the Investment Manager accrued compensation under the Management Agreement as follows:

                                                       COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                                  ENDED DECEMBER 31,
                                                      ------------------------------------------
NAME OF PORTFOLIO                                         1998           1999           2000
-----------------                                     ------------   ------------   ------------
The Money Market Portfolio..........................  $   492,661    $   646,809    $   608,490
The North American Government Securities
 Portfolio..........................................       41,048         61,901         53,559
The Diversified Income Portfolio....................      313,337        363,139        310,787
The Balanced Growth Portfolio.......................      554,456        738,566        712,678
The Utilities Portfolio.............................      412,581        739,430      1,282,502
The Dividend Growth Portfolio.......................    3,794,294      4,543,040      3,722,154
The Value-Added Market Portfolio....................      797,292        913,168        887,418
The Growth Portfolio................................      376,026        527,496      1,037,219
The American Opportunities Portfolio................    1,802,876      3,136,439      5,334,228
The Mid-Cap Equity Portfolio........................            0        281,211      1,093,598
The Global Equity Portfolio.........................    1,158,905      1,362,346      1,818,061
The Developing Growth Portfolio.....................      401,774        483,503        849,348
The Emerging Markets Portfolio......................      218,826        209,834        236,790
                                                      -----------    -----------    -----------
    Total...........................................  $10,364,076    $13,982,121    $17,946,832
                                                      ===========    ===========    ===========

    The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement between TCW and the Investment Manager (the "TCW Sub-Advisory Agreement") respecting THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO and THE MID-CAP EQUITY PORTFOLIO, TCW provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays TCW monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO and THE MID-CAP EQUITY PORTFOLIO.

    Under a Sub-Advisory Agreement between MSDW Investment Management and the Investment Manager (the "MSDW Investment Management Sub-Advisory Agreement") respecting THE GROWTH PORTFOLIO, MSDW Investment Management provides that Portfolio with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays MSDW Investment Management monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of THE GROWTH PORTFOLIO.

    Effective May 1, 2000, the Management Agreement was amended to lower the management fees charged on daily net assets of THE AMERICAN OPPORTUNITIES PORTFOLIO in excess of $1 billion to 0.575%.

    The Investment Manager assumed all expenses of THE MID-CAP EQUITY PORTFOLIO (except for brokerage fees) and waived the compensation provided for this Portfolio in its Management Agreement with the Fund until November 8, 1999.

B. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISORS

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisors are discussed above under "Investment Manager and Sub-Advisors."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisors for THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO under the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisors) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisors)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to the Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisors) or any corporate affiliate of the Investment Manager (or the Sub-Advisors); state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.

    Each of the Management Agreement, the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisors, respectively, are not liable to the Fund or any of its investors (and, in the case of the TCW Sub-Advisory Agreement and the MSDW Investment Management Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreements will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

C. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to Hartford Securities Distribution Inc. ("Hartford") which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate Hartford, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) costs incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating Hartford's or other broker-dealers' offices used for selling Portfolio shares (e.g., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    For the period July 24, 2000 (commencement of operations) through December 31, 2000, Class Y shares of the following portfolios accrued amounts payable under the Plan as follows:

                                                               COMPENSATION ACCRUED FOR
                                                               THE PERIOD JULY 24, 2000
NAME OF PORTFOLIO                                             THROUGH DECEMBER 31, 2000
-----------------                                             --------------------------
The Money Market Portfolio..................................            $1,109
The Diversified Income Portfolio............................               221
The Balanced Growth Portfolio...............................               558
The Utilities Portfolio.....................................             2,543
The Dividend Growth Portfolio...............................             1,073
The Value-Added Market Portfolio............................               293
The Growth Portfolio........................................             1,333
The American Opportunities Portfolio........................             7,000
The Mid-Cap Equity Portfolio................................             2,854
The Global Equity Portfolio.................................               447
The Developing Growth Portfolio.............................               916

    Under the Plan, Hartford provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from Hartford and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that Hartford, the Investment Manager, Morgan Stanley DW, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

D. OTHER SERVICE PROVIDERS

    (1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT

    Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

    (2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets other than those of THE EMERGING MARKETS PORTFOLIO, and grouping (1) of THE DIVERSIFIED INCOME PORTFOLIO. The Chase Manhattan Bank, One Chase Plaza, New York, NY 10005 is the Custodian of the assets of THE EMERGING MARKETS PORTFOLIO and grouping (1) of THE DIVERSIFIED INCOME PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

    (3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and of MSDW Investment Management. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS

    The Fund, the Investment Manager and the Sub-Advisors have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE EMERGING MARKETS PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO and THE GROWTH PORTFOLIO, the Sub-Advisors, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 1998, 1999 and 2000, the Portfolios paid brokerage commissions as follows:

                                               BROKERAGE          BROKERAGE          BROKERAGE
                                            COMMISSIONS PAID   COMMISSIONS PAID   COMMISSIONS PAID
                                            FOR FISCAL YEAR    FOR FISCAL YEAR    FOR FISCAL YEAR
NAME OF PORTFOLIO                            ENDED 12/31/98     ENDED 12/31/99     ENDED 12/31/00
-----------------                           ----------------   ----------------   ----------------
Money Market Portfolio....................     $        0         $        0         $        0
North American Government Securities
 Portfolio................................              0                  0                  0
Diversified Income Portfolio..............            500                528                  0
Balanced Growth Portfolio.................        138,374            101,521             97,943
Utilities Portfolio.......................         29,288             81,258            132,702
Dividend Growth Portfolio.................        593,695          1,523,242            891,980
Value-Added Market Portfolio..............         52,338             60,543             38,665
Growth Portfolio..........................        187,650             94,623            159,451
American Opportunities Portfolio..........      1,391,379          2,471,600          4,126,252
Mid-Cap Equity Portfolio..................        131,466            149,553             17,372
Global Equity Portfolio...................        443,043            449,542            425,661
Developing Growth Portfolio...............        217,634            268,041            286,931
Emerging Markets Portfolio................        123,716             85,296             46,345
                                               ----------         ----------         ----------
    Total.................................     $3,309,083         $5,285,747         $6,223,302
                                               ==========         ==========         ==========

B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended December 31, 1998, 1999 and 2000, the Fund did not effect any principal transactions with Morgan Stanley DW.

    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 1998 and 1999 the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:

                                                              BROKERAGE COMMISSIONS PAID
                                                                 TO MORGAN STANLEY DW
                                                                FOR FISCAL YEAR ENDED
                                                              --------------------------
NAME OF PORTFOLIO                                             12/31/98         12/31/99
-----------------                                             --------         --------
Money Market Portfolio......................................         0                0
North American Government Securities Portfolio..............         0                0
Diversified Income Portfolio................................         0         $    525
Balanced Growth Portfolio...................................  $ 31,211           31,733
Utilities Portfolio.........................................    15,178           21,517
Dividend Growth Portfolio...................................   112,033          119,495
Value-Added Market Portfolio                                         0                0
Growth Portfolio............................................         0                0
American Opportunities Portfolio............................    92,265           59,078
Mid-Cap Equity Portfolio....................................    12,282           22,769
Global Equity Portfolio.....................................    13,946            7,932
Developing Growth Portfolio.................................    25,879           38,648
Emerging Markets Portfolio..................................         0                0
                                                              --------         --------
    Total...................................................  $302,784         $301,697
                                                              ========         ========

    For the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:

                                                                                      PERCENTAGE OF
                                                                                     AGGREGATE DOLLAR
                                                                                        AMOUNT OF
                                                                                     EXECUTED TRADES
                                            BROKERAGE           PERCENTAGE OF            ON WHICH
                                         COMMISSIONS PAID    AGGREGATE BROKERAGE        BROKERAGE
                                        TO MORGAN STANLEY      COMMISSIONS FOR       COMMISSIONS WERE
                                        DW FOR FISCAL YEAR    FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                         ENDED 12/31/00          12/31/00            ENDED 12/31/00
-----------------                       ------------------   -------------------   --------------------
Money Market Portfolio................              0                    0                     0
North American Government Securities
 Portfolio............................              0                    0                     0
Diversified Income Portfolio..........              0                    0                     0
Balanced Growth Portfolio.............       $ 35,475                36.22%                32.80%
Utilities Portfolio...................         27,092                20.42%                14.45%
Dividend Growth Portfolio.............        180,183                20.20%                29.52%
Value-Added Market Portfolio..........              0                    0                     0
Growth Portfolio......................              0                    0                     0
American Opportunities Portfolio......         79,137                 1.92%                 2.87%
Mid-Cap Equity Portfolio..............              0                    0                     0
Global Equity Portfolio...............          1,106                 0.26%                 0.57%
Developing Growth Portfolio...........         20,901                 7.28%                 9.87%
Emerging Markets Portfolio............              0                    0                     0
                                             --------
    Total.............................       $343,894
                                             ========

    During the fiscal years ended December 31, 1998 and 1999, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

                                                                BROKERAGE COMMISSIONS
                                                                   PAID TO MORGAN
                                                              STANLEY & CO. FOR FISCAL
                                                                     YEAR ENDED
                                                              ------------------------
NAME OF PORTFOLIO                                              12/31/98      12/31/99
-----------------                                              --------      --------
Money Market Portfolio......................................           0             0
North American Government Securities Portfolio..............           0             0
Diversified Income Portfolio................................           0             0
Balanced Growth Portfolio...................................    $  7,785      $  8,985
Utilities Portfolio.........................................         250             0
Dividend Growth Portfolio...................................      80,317       103,820
Value-Added Market Portfolio................................           0             0
Growth Portfolio............................................          45        11,475
American Opportunities Portfolio............................     185,891       272,223
Mid-Cap Equity Portfolio....................................       9,208         8,365
Global Equity Portfolio.....................................       9,579        25,287
Developing Growth Portfolio.................................      10,445         9,645
Emerging Markets Portfolio..................................       2,855         1,878
                                                                --------      --------
    Total...................................................    $ 48,568      $441,678
                                                                ========      ========

    For the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to Morgan Stanley & Co., as follows:

                                                                                         PERCENTAGE OF
                                                                                        AGGREGATE DOLLAR
                                                                                       AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF        TRADES ON WHICH
                                      BROKERAGE COMMISSIONS     AGGREGATE BROKERAGE        BROKERAGE
                                         PAID TO MORGAN           COMMISSIONS FOR       COMMISSIONS WERE
                                    STANLEY & CO. FOR FISCAL     FISCAL YEAR ENDED    PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      YEAR ENDED 12/31/00           12/31/00            ENDED 12/31/00
-----------------                   -------------------------   -------------------   --------------------
Money Market Portfolio............                   0                      0                     0
North American Government
 Securities Portfolio.............                   0                      0                     0
Diversified Income Portfolio......                   0                      0                     0
Balanced Growth Portfolio.........            $  5,770                   5.89%                 3.91%
Utilities Portfolio...............               3,200                   2.41%                 1.26%
Dividend Growth Portfolio.........              41,164                   4.61%                 4.06%
Value-Added Market Portfolio......                   0                      0                     0
Growth Portfolio..................               3,263                   2.05%                 1.87%
American Opportunities
 Portfolio........................             325,499                   7.89%                 9.52%
Mid-Cap Equity Portfolio..........                   0                      0                     0
Global Equity Portfolio...........              29,299                   6.88%                 9.16%
Developing Growth Portfolio.......               5,180                   1.81%                 1.98%
Emerging Markets Portfolio........               1,800                   3.88%                 5.02%
                                              --------
    Total.........................            $415,175
                                              ========

C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisors) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisors) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisors) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisors) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisors) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisors). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisors) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.

    The Investment Manager, the Sub-Advisors and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisors (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage (including the Portfolios) in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisors and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

    During the fiscal year ended December 31, 2000, the Portfolios paid brokerage commissions to brokers because of research services provided as follows:

                                                                              AGGREGATE DOLLAR AMOUNT
                                                BROKERAGE COMMISSIONS        OF TRANSACTIONS FOR WHICH
                                             DIRECTED IN CONNECTION WITH       SUCH COMMISSIONS WERE
                                            RESEARCH SERVICES PROVIDED FOR   PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                             FISCAL YEAR ENDED 12/31/00              12/31/00
-----------------                           ------------------------------   --------------------------
Money Market Portfolio....................                      0                                 0
North American Government Securities
 Portfolio................................                      0                                 0
Diversified Income Portfolio..............                      0                                 0
Balanced Growth Portfolio.................             $   55,603                    $   35,145,765
Utilities Portfolio.......................                 95,569                        53,604,013
Dividend Growth Portfolio.................                662,915                       353,567,748
Value-Added Market Portfolio..............                      0                                 0
Growth Portfolio..........................                151,093                       149,134,150
American Opportunities Portfolio..........              3,483,716                     3,377,465,590
Mid-Cap Equity Portfolio..................                 17,372                        17,054,673
Global Equity Portfolio...................                336,602                       151,953,201
Developing Growth Portfolio...............                229,465                       108,104,564
Emerging Markets Portfolio................                 46,346                        15,237,993
                                                       ----------                    --------------
    Total.................................             $5,078,681                    $4,261,267,697
                                                       ==========                    ==============

E. REGULAR BROKER-DEALERS

    During the fiscal year ended December 31, 2000, THE AMERICAN OPPORTUNITIES PORTFOLIO purchased securities issued by Goldman Sach Group, Inc., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc. and The Bank of New York Co., Inc., which issuers were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year.

    At December 31, 2000, THE AMERICAN OPPORTUNITIES PORTFOLIO held securities issued by Goldman Sachs Group, Inc., Lehman Brothers Holdings, Inc., Merrill Lynch & Co., Inc. and The Bank of New York Co., Inc., with market values of $8,191,412, $8,263,775, $9,607,619 and $4,884,094, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into thirteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees. All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 20, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    THE MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. THE MONEY MARKET PORTFOLIO utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price THE MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in THE MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in THE MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of THE MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Investment Company Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and
(iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of THE MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to THE MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to THE MONEY MARKET PORTFOLIO.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which THE MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. THE MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, THE MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that THE MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of THE MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.

    In the calculation of a Portfolio's net asset value (other than for THE MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case the securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of THE MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Portfolios' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    The annualized current yield of THE MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    THE MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of THE MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by THE MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of THE MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, THE MONEY MARKET PORTFOLIO's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the Prospectus for the Contracts which accompanies the PROSPECTUS for the Fund.)

    The current yield of the Class X and Class Y shares of THE MONEY MARKET PORTFOLIO for the seven days ending December 31, 2000 was 6.08% and 5.83%, respectively, and the effective annualized yield for the seven days ending December 31, 2000 was 6.26% and 6.00%, respectively, assuming daily compounding.

    From time to time the Fund may quote the "yield" of each of THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, and THE BALANCED GROWTH PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2000, the Class X yield calculated pursuant to this formula for THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, and THE BALANCED GROWTH PORTFOLIO was 5.45%, 11.33% and 3.13%, respectively. For the 30-day period ended
December 31, 2000, the Class Y yield calculated pursuant to this formula for THE DIVERSIFIED INCOME PORTFOLIO and THE BALANCED GROWTH PORTFOLIO was 11.09% and 2.88%, respectively.

    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.

    The average annual total returns of the Class X shares of THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE BALANCED GROWTH PORTFOLIO, the UTILITIES PORTFOLIO, THE DIVIDEND GROWTH PORTFOLIO, THE VALUE-ADDED MARKET PORTFOLIO, THE GROWTH PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE DEVELOPING GROWTH PORTFOLIO and THE EMERGING MARKETS PORTFOLIO for the one and five year periods, or for the period from the date of commencement of the Portfolio's operations (January 21, 1997 in the case of THE MID-CAP EQUITY PORTFOLIO and November 9, 1994 in the case of each of the other portfolios), if shorter than any of the foregoing, ended December 31, 2000 were as follows:

                                                                                      AVERAGE ANNUAL
                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                 AVERAGE ANNUAL      COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2000    DECEMBER 31, 2000    DECEMBER 31, 2000
-----------------                         ------------------   ------------------   ------------------
Money Market Portfolio..................              5.98%           5.24%                 5.38%
North American Government Securities
 Portfolio..............................              6.66            4.91                  5.14
Diversified Income Portfolio............             -4.74            2.95                  3.65
Balanced Growth Portfolio...............              6.37           11.01                 12.69
Utilities Portfolio.....................             -1.91           18.77                 19.88
Dividend Growth Portfolio...............              5.36           14.77                 18.17
Value-Added Market Portfolio............             11.98           15.92                 17.12
Growth Portfolio........................            -11.68           16.16                 15.41
American Opportunities Portfolio........             -4.42           23.75                 25.62
Mid-Cap Equity Portfolio................           *-27.56             N/A                *14.46
Global Equity Portfolio.................             -5.93           11.96                 11.90
Developing Growth Portfolio.............            -21.61           16.16                 21.14
Emerging Markets Portfolio..............            -28.57            2.09                  1.70

------------------------------

* These numbers are calculated with the management fee waiver. The average annual total return without the management fee waiver for THE MID-CAP EQUITY PORTFOLIO for the one year period ended December 31, 2000 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 2000 were -27.56% and 14.31%, respectively.

    The Fund quotes the "average annual total return" of a Portfolio that has been in operation for less than one year on a non-annualized basis. The Fund may compute the aggregate total return of the Class Y shares of the portfolios listed below, which commenced operations on July 24, 2000, for specified periods by determining the aggregate percentage rate that will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns for the period through December 31, 2000 were:

                                                               TOTAL RETURN FOR
                                                                 PERIOD FROM
                                                               COMMENCEMENT OF
                                                                  OPERATIONS
CLASS Y SHARES                                                     THROUGH
NAME OF PORTFOLIO                                             DECEMBER 31, 2000
-----------------                                             ------------------
Money Market Portfolio......................................              2.58%
Diversified Income Portfolio................................             -4.68
Balanced Growth Portfolio...................................             10.55
Utilities Portfolio.........................................             -7.26
Dividend Growth Portfolio...................................             13.02
Value-Added Market Portfolio................................             10.57
Growth Portfolio............................................            -18.83
American Opportunities Portfolio............................             -4.48
Mid-Cap Equity Portfolio....................................            -36.83
Global Equity Portfolio.....................................             -8.54
Developing Growth Portfolio.................................            -13.06

    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.

    The total returns of the Class X shares of THE MONEY MARKET PORTFOLIO, THE NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO, THE DIVERSIFIED INCOME PORTFOLIO, THE BALANCED GROWTH PORTFOLIO, THE UTILITIES PORTFOLIO, THE DIVIDEND GROWTH PORTFOLIO, THE VALUE-ADDED MARKET PORTFOLIO, THE GROWTH PORTFOLIO, THE AMERICAN OPPORTUNITIES PORTFOLIO, THE MID-CAP EQUITY PORTFOLIO, THE GLOBAL EQUITY PORTFOLIO, THE DEVELOPING GROWTH PORTFOLIO and THE EMERGING MARKETS PORTFOLIO for the one and five year periods, (or for the period from the date of commencement of the Portfolio's operations (January 21, 1997 in the case of THE MID-CAP EQUITY PORTFOLIO and November 9, 1994 in the case of each of the other portfolios), if shorter than any of the foregoing) ended December 31, 2000 were as follows:

                                                                                     TOTAL RETURN FOR
                                                                                       PERIOD FROM
                                                                                     COMMENCEMENT OF
                                           TOTAL RETURN FOR     TOTAL RETURN FOR        OPERATIONS
CLASS X SHARES                            FISCAL YEAR ENDED     FIVE YEARS ENDED         THROUGH
NAME OF PORTFOLIO                         DECEMBER 31, 2000    DECEMBER 31, 2000    DECEMBER 31, 2000
-----------------                         ------------------   ------------------   ------------------
Money Market Portfolio..................              5.98%           29.09%               38.01%
North American Government Securities
 Portfolio..............................              6.66            27.10                36.06
Diversified Income Portfolio............             -4.74            15.64                24.63
Balanced Growth Portfolio...............              6.37            68.61               108.39
Utilities Portfolio.....................             -1.91           136.36               204.63
Dividend Growth Portfolio...............              5.36            99.11               178.86
Value-Added Market Portfolio............             11.98           109.30               164.08
Growth Portfolio........................            -11.68           111.52               141.23
American Opportunities Portfolio........             -4.42           190.22               306.05
Mid-Cap Equity Portfolio................           *-27.56              N/A               *70.34
Global Equity Portfolio.................             -5.93            75.88                99.48
Developing Growth Portfolio.............            -21.61           111.46               224.92
Emerging Markets Portfolio..............            -28.57            10.89                10.88

------------------------------

* These numbers are calculated with the management fee waiver. The total returns without the management fee waiver for THE MID-CAP EQUITY PORTFOLIO for the one year period ended December 31, 2000 and for the period from January 21, 1997 (commencement of the Portfolio's operations) through December 31, 2000 were -27.56% and 69.45%, respectively.

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in Class X shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in Class X shares of each Portfolio of the Fund at inception (January 21, 1997 in the case of THE MID-CAP EQUITY PORTFOLIO and November 9, 1994 in the case of each of the other Portfolios) would have grown to the following amounts at December 31, 2000:

                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
CLASS X SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
Money Market Portfolio......................................  $13,801    $ 69,005    $138,010
North American Government Securities Portfolio..............   13,606      68,030     136,060
Diversified Income Portfolio................................   12,463      62,315     124,630
Balanced Growth Portfolio...................................   20,839     104,195     208,390
Utilities Portfolio.........................................   30,463     152,315     304,630
Dividend Growth Portfolio...................................   27,886     139,430     278,860
Value-Added Market Portfolio................................   26,408     132,040     264,080
Growth Portfolio............................................   24,123     120,615     241,230
American Opportunities Portfolio............................   40,604     203,025     406,050
Mid-Cap Equity Portfolio....................................   17,034      85,170     170,340
Global Equity Portfolio.....................................   19,948      99,740     199,480
Developing Growth Portfolio.................................   32,492     162,460     324,920
Emerging Markets Portfolio..................................   11,088      55,440     110,880

    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in Class Y shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in Class Y shares of each Portfolio of the Fund at inception (July 24, 2000) would have grown (or declined) to the following amounts at December 31, 2000:

                                                               INVESTMENT AT COMMENCEMENT OF
                                                                       OPERATIONS OF
CLASS Y SHARES                                                --------------------------------
NAME OF PORTFOLIO                                             $10,000     $50,000    $100,000
-----------------                                             --------   ---------   ---------
Money Market Portfolio......................................  $10,258    $ 51,290    $102,580
Diversified Income Portfolio................................    9,532      47,660      95,320
Balanced Growth Portfolio...................................   11,055      55,275     110,550
Utilities Portfolio.........................................    9,274      46,370      92,740
Dividend Growth Portfolio...................................   11,302      56,510     113,020
Value-Added Market Portfolio................................   11,057      55,285     110,570
Growth Portfolio............................................    8,117      40,585      81,170
American Opportunities Portfolio............................    9,552      47,760      95,520
Mid-Cap Equity Portfolio....................................    6,317      31,585      63,170
Global Equity Portfolio.....................................    9,146      45,730      91,460
Developing Growth Portfolio.................................    8,694      43,470      86,940

    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XI. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2000 included in the PROSPECTUS of each of Class X and Class Y, and incorporated by reference in this STATEMENT OF ADDITIONAL INFORMATION have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.

                                   * * * * *

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (71.5%)
           BANKING (3.8%)
 $ 1,200   Chase Manhattan Corp. (The)............         6.57%                  04/16/01            $  1,177,138
   2,000   Morgan (J.P.) & Co. Inc................         6.66                   01/10/01               1,995,997
   1,425   State Street Corp......................         6.47                   03/19/01               1,405,143
                                                                                                      ------------
                                                                                                         4,578,278
                                                                                                      ------------
           DATA PROCESSING SERVICES (2.1%)
   2,600   First Data Corp........................      6.56 - 6.57           01/30/01-02/06/01          2,583,956
                                                                                                      ------------
           FINANCE - AUTOMOTIVE (1.2%)
   1,500   Ford Motor Credit Co...................         6.48                   02/21/01               1,485,867
                                                                                                      ------------
           FINANCE - CONSUMER (7.7%)
   4,000   American Express Credit Corp...........      6.10 - 6.34          03/21/01 - 05/25/01         3,923,614
   5,400   New Center Asset Trust.................      6.23 - 6.67          02/05/01 - 04/19/01         5,342,369
                                                                                                      ------------
                                                                                                         9,265,983
                                                                                                      ------------
           FINANCE - CORPORATE (5.4%)
   3,750   CIT Group Inc..........................      6.48 - 6.63          01/12/01 - 02/23/01         3,726,299
   2,753   Ciesco, L.P............................      6.60 - 6.62          01/04/01 - 01/26/01         2,743,526
                                                                                                      ------------
                                                                                                         6,469,825
                                                                                                      ------------
           FINANCE/RENTAL/LEASING (1.9%)
   2,265   International Lease Finance Corp.......      6.49 - 6.56          02/09/01 - 03/05/01         2,242,945
                                                                                                      ------------
           FINANCIAL CONGLOMERATES (9.3%)
   5,560   Associates Corp. of North America......      6.65 - 6.69          01/18/01 - 01/24/01         5,537,775
   5,715   General Electric Capital Corp..........      6.67 - 7.13          01/16/01 - 02/06/01         5,690,682
                                                                                                      ------------
                                                                                                        11,228,457
                                                                                                      ------------
           INTERNATIONAL BANKS (33.8%)
   2,840   Abbey National North America Corp......         6.63                   01/25/01               2,826,524
   2,000   Canadian Imperial Holdings Inc.........         6.61                   02/14/01               1,983,466
   3,625   CBA (Del)
             Finance Inc..........................      6.60 - 6.61          02/08/01 - 02/20/01         3,594,757
   2,050   Cregem North America Inc...............         6.72                   01/16/01               2,043,679
   5,975   Deutsche Bank Financial Inc............      6.55 - 6.68          01/08/01 - 05/01/01         5,912,606

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
 $ 2,960   Dresdner U.S. Finance Inc..............         6.63%             01/02/01 - 02/13/01      $  2,945,094
   5,830   Halifax PLC............................      6.45 - 6.71          01/05/01 - 03/08/01         5,791,179
   2,860   KFW International Finance Inc..........      6.48 - 6.64          01/04/01 - 03/23/01         2,845,584
   1,800   Royal Bank of Canada...................         6.61                   02/13/01               1,785,330
   5,735   Societe Generale N.A. Inc..............      6.29 - 6.61          02/02/01 - 03/15/01         5,674,624
   5,490   UBS Finance (Del) LLC..................      6.32 - 6.66          01/02/01 - 04/18/01         5,445,919
                                                                                                      ------------
                                                                                                        40,848,762
                                                                                                      ------------
           INVESTMENT BANKS/BROKERS (4.7%)
   5,780   Goldman Sachs Group Inc................      6.52 - 6.67          01/09/01 - 02/15/01         5,750,465
                                                                                                      ------------
           PHARMACEUTICALS: MAJOR (1.6%)
   2,000   Merck & Co., Inc.......................         6.57                   01/31/01               1,988,444
                                                                                                      ------------

           TOTAL COMMERCIAL PAPER
           (COST $86,442,982).......................................................................    86,442,982
                                                                                                      ------------

           CERTIFICATES OF DEPOSIT (7.7%)
   2,275   Chase Manhattan Bank (USA) N.A.........         6.68                   01/22/01               2,275,000
   2,500   Firstar Bank N.A.......................         6.66                   01/09/01               2,500,000
   2,000   Fleet National Bank....................         6.63                   01/25/01               2,000,000
   2,500   Suntrust Bank, Atlanta.................         6.59                   04/05/01               2,500,000
                                                                                                      ------------

           TOTAL CERTIFICATES OF DEPOSIT
           (COST $9,275,000)........................................................................     9,275,000
                                                                                                      ------------

           SHORT-TERM BANK NOTES (3.3%)
   3,000   Bank of America, N.A...................         6.67                   02/05/01               3,000,000
   1,000   La Salle Bank N.A......................         6.23                   05/21/01               1,000,000
                                                                                                      ------------

           TOTAL SHORT-TERM BANK NOTES
           (COST $4,000,000)........................................................................     4,000,000
                                                                                                      ------------

           U.S. GOVERNMENT OBLIGATION (0.8%)
   1,000   U.S. Treasury Bills
             (COST $985,933)......................         5.77                   03/29/01                 985,933
                                                                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL                                            ANNUALIZED YIELD
AMOUNT IN                                               ON DATE OF                MATURITY
THOUSANDS                                                PURCHASE                   DATE                 VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (17.6%)
 $ 2,790   Federal Home Loan Banks................         6.46%                  04/16/01            $  2,737,757
   1,500   Federal Home Loan Mortgage Corp........         6.54                   02/01/01               1,491,241
  17,448   Federal National Mortgage Assoc........      5.99 - 7.18          01/11/01 - 06/14/01        17,103,050
                                                                                                      ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (COST $21,332,048).......................................................................    21,332,048
                                                                                                      ------------

TOTAL INVESTMENTS
(COST $122,035,963) (a)...................................................................  100.9%    122,035,963

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.9)     (1,088,034)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 120,947,929
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 PRINCIPAL
 AMOUNT IN                                                         COUPON         MATURITY
 THOUSANDS                                                          RATE            DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS (19.6%)
             U.S. Treasury Note
$      500   ..................................................       5.375%      06/30/03      $  502,915
       500   ..................................................       5.625       12/31/02         504,315
       500   ..................................................       5.875       10/31/01         501,075
                                                                                                ----------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (COST $1,514,746)................................................................   1,508,305
                                                                                                ----------

             MORTGAGE-BACKED SECURITIES (42.4%)
       203   Federal Home Loan Mortgage Corp...................       8.483       04/01/26         205,797
             Federal Home Loan Mortgage Corp. PC Gold
       158   ..................................................       7.00        09/01/17         158,296
       306   ..................................................       7.00        02/01/28         306,994
        32   ..................................................       7.50        05/01/11          32,517
        62   ..................................................       7.50        06/01/11          63,745
        50   ..................................................       7.50        08/01/11          51,234
             Federal National Mortgage Assoc.
        21   ..................................................       6.50        07/01/02          20,790
        24   ..................................................       7.00        06/01/02          24,139
        44   ..................................................       7.00        01/01/03          44,728
       502   ..................................................       7.00        07/01/03         509,045
       568   ..................................................       7.457       11/01/25         579,302
        59   ..................................................       7.75        01/01/22          59,892
        69   ..................................................       7.829       12/01/26          70,423
        73   ..................................................       7.942       03/01/27          74,138
       379   ..................................................       8.022       12/01/27         378,664
         4   ..................................................       8.42        09/01/26           3,871
         5   ..................................................       8.475       05/01/27           5,539
         3   ..................................................       8.575       07/01/24           2,975
         2   ..................................................       8.60        04/01/27           2,227
             Government National Mortgage Assoc. II
        56   ..................................................       7.375       02/20/23          56,396
        25   ..................................................       7.375       06/20/25          24,779
        21   ..................................................       7.375       01/20/26          21,029
        20   ..................................................       7.375       05/20/26          19,779
       354   ..................................................       7.50        12/20/28         358,520
        89   ..................................................       7.75        07/20/27          89,326
        88   ..................................................       7.75        08/20/27          88,993
                                                                                                ----------

             TOTAL MORTGAGE-BACKED SECURITIES
             (COST $3,264,922)................................................................   3,253,138
                                                                                                ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN                                                          COUPON        MATURITY
THOUSANDS                                                           RATE           DATE           VALUE
-----------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (37.3%)
             U.S. GOVERNMENT AGENCIES (a) (33.1%)
$      500   Federal Agricultural Mortgage Corp................       6.45 %      01/05/01      $  499,642
       442   Federal Farm Credit Bank..........................       6.40        01/02/01         441,922
       500   Federal Home Loan Banks...........................       6.43        01/03/01         499,821
     1,100   Federal Home Loan Mortgage Corp...................       6.16        01/04/01       1,099,435
                                                                                                ----------

             TOTAL U.S. GOVERNMENT AGENCIES
             (COST $2,540,820)................................................................   2,540,820
                                                                                                ----------

             REPURCHASE AGREEMENT (4.2%)
       320   The Bank of New York (dated 12/29/00; proceeds
               $319,690) (b)
               (COST $319,557).................................       3.75        01/02/01         319,557
                                                                                                ----------

             TOTAL SHORT-TERM INVESTMENTS
             (COST $2,860,377)................................................................
                                                                                                 2,860,377
                                                                                                ----------

TOTAL INVESTMENTS
(COST $7,640,045) (c).......................................................................   99.3%    7,621,820

OTHER ASSETS IN EXCESS OF LIABILITIES.......................................................    0.7        54,858
                                                                                              -----   -----------

NET ASSETS..................................................................................  100.0%  $ 7,676,678
                                                                                              -----   -----------
                                                                                              -----   -----------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $304,199 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $325,953.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,541 and the aggregate gross unrealized depreciation is $24,766, resulting in net unrealized depreciation of $18,225.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (88.1%)
              FOREIGN (24.9%)
              AUSTRALIA (0.0%)
              CABLE/SATELLITE TV
$      1,300  Australis Holdings Property Ltd. (a)..............  15.00++%          11/01/02           $       130
           3  Australis Media Ltd. (a) (c)......................  15.75            05/15/03                     33
                                                                                                       -----------

              TOTAL AUSTRALIA........................................................................          163
                                                                                                       -----------

              CANADA (2.3%)
              BEVERAGES-NON-ALCOHOLIC (0.5%)
         500  Sparkling Spring Water............................  11.50            11/15/07                305,000
                                                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.8%)
         600  MDC Communication Corp............................  10.50            12/01/06                546,000
                                                                                                       -----------
              ELECTRONICS/APPLIANCES (0.0%)
         750  International Semi-Tech
                Microelectronics, Inc. (a)......................  11.50++          08/15/03                  7,500
                                                                                                       -----------
              FOREIGN GOVERNMENT OBLIGATION (0.8%)
  CAD    850  Government of Canada (b)..........................   5.50            09/01/02                568,685
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.2%)
$        200  Worldwide Fiber Inc...............................  12.00            08/01/09                152,000
                                                                                                       -----------

              TOTAL CANADA...........................................................................    1,579,185
                                                                                                       -----------

              DENMARK (1.8%)
              FOREIGN GOVERNMENT OBLIGATION
 DKK  10,000  Kingdom of Denmark (b)............................   8.00            11/15/01              1,290,697
                                                                                                       -----------

              FINLAND (2.0%)
              FOREIGN GOVERNMENT OBLIGATION
  GBP    900  Republic of Finland (b)...........................   8.00            04/07/03              1,405,406
                                                                                                       -----------

              GERMANY (6.3%)
              FOREIGN GOVERNMENT OBLIGATION
 EUR   4,500  German Government.................................   6.00            09/15/03              4,400,815
                                                                                                       -----------

              NETHERLANDS (7.3%)
              FOREIGN GOVERNMENT OBLIGATIONS (7.1%)
 EUR   1,500  Netherlands Government Bond.......................   8.50%           03/15/01              1,422,044
       2,250  Netherlands Government Bond (b)...................   5.75            09/15/02              2,158,711

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
  GBP    900  BK Nederlandse Gemeenten (b)......................   7.00%           12/20/02            $ 1,375,784
                                                                                                       -----------
                                                                                                         4,956,539
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.2%)
$        200  Versatel Telecom International NV.................  13.25            05/15/08                126,000
                                                                                                       -----------

              TOTAL NETHERLANDS......................................................................    5,082,539
                                                                                                       -----------

              NORWAY (1.9%)
              FOREIGN GOVERNMENT OBLIGATION
 NOK  11,430  Norway Government Bond (b)........................   9.50            10/31/02              1,362,390
                                                                                                       -----------

              SWEDEN (2.3%)
              FOREIGN GOVERNMENT OBLIGATION
 SEK  15,000  Swedish Government Bond (b).......................   5.50            04/12/02              1,615,606
                                                                                                       -----------

              UNITED KINGDOM (1.0%)
              CELLULAR TELEPHONE (0.1%)
$        600  Dolphin Telecom PLC...............................  14.00++          05/15/09                 66,000
                                                                                                       -----------
              FINANCIAL CONGLOMERATES (0.9%)
  GBP    400  Abbey National Treasury Service (b)...............   7.125           03/14/01                599,102
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (0.0%)
$        200  Esprit Telecom Group PLC..........................  11.50            12/15/07                  6,000
         400  Esprit Telecom Group PLC..........................  10.875           06/15/08                 12,000
                                                                                                       -----------
                                                                                                            18,000
                                                                                                       -----------

              TOTAL UNITED KINGDOM...................................................................      683,102
                                                                                                       -----------

              TOTAL FOREIGN
              (COST $19,810,340).....................................................................   17,419,903
                                                                                                       -----------

              UNITED STATES (63.2%)
              CORPORATE BONDS (27.7%)
              ADVERTISING/MARKETING SERVICES (0.3%)
         300  Interep National Radio Sales Inc..................  10.00%           07/01/08                222,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              AEROSPACE & DEFENSE (0.5%)
$        200  Loral Space & Communications Ltd..................   9.50%           01/15/06            $   134,000
         300  Sabreliner Corp. - 144A*..........................  11.00            06/15/08                241,500
                                                                                                       -----------
                                                                                                           375,500
                                                                                                       -----------
              BROADCAST/MEDIA (0.4%)
         400  Tri-State Outdoor Media Group, Inc................  11.00            05/15/08                304,000
                                                                                                       -----------
              BROADCASTING (0.8%)
         500  STC Broadcasting Inc..............................  11.00            03/15/07                450,000
         200  XM Satellite Radio Holdings Inc. (Units)++
                (Class A).......................................  14.00            03/15/10                106,000
                                                                                                       -----------
                                                                                                           556,000
                                                                                                       -----------
              CABLE/SATELLITE TV (0.1%)
         300  Knology Holdings Inc..............................  11.875++          10/15/07                60,000
                                                                                                       -----------
              CASINO/GAMBLING (1.5%)
       1,200  Aladdin Gaming Holdings/Capital Corp. LLC
                (Series B)......................................  13.50++          03/01/10                510,000
         850  Fitzgeralds Gaming Corp. (Series B) (c)...........  12.25            12/15/04                510,000
                                                                                                       -----------
                                                                                                         1,020,000
                                                                                                       -----------
              CELLULAR TELEPHONE (1.9%)
         200  Dobson/Sygnet Communications......................  12.25            12/15/08                197,000
         500  McCaw International Ltd...........................  13.00++          04/15/07                320,000
         300  Nextel Communications, Inc........................  10.65++          09/15/07                235,500
         300  Tritel PCS Inc....................................  12.75++          05/15/09                204,750
         500  Triton Communications LLC.........................  11.00++          05/01/08                395,000
                                                                                                       -----------
                                                                                                         1,352,250
                                                                                                       -----------
              COMMERCIAL PRINTING/FORMS (0.0%)
         300  Premier Graphics Inc. (c).........................  11.50            12/01/05                 21,000
                                                                                                       -----------
              CONSUMER/BUSINESS SERVICES (0.8%)
         200  Anacomp, Inc. (Series B) (c)......................  10.875           04/01/04                 26,000
         100  Anacomp, Inc. (Series D) (c)......................  10.875           04/01/04                 13,000
         500  Comforce Operating, Inc...........................  12.00%           12/01/07                260,000
         300  Muzak LLC.........................................   9.875           03/15/09                262,500
                                                                                                       -----------
                                                                                                           561,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              CONTAINERS/PACKAGING (1.2%)
$        325  Berry Plastics Corp...............................  12.25%           04/15/04            $   273,000
         735  Envirodyne
                Industries, Inc.................................  10.25            12/01/01                565,950
                                                                                                       -----------
                                                                                                           838,950
                                                                                                       -----------
              DIVERSIFIED MANUFACTURING (0.8%)
         300  Eagle-Picher Industries, Inc......................   9.375           03/01/08                207,000
         200  Jordan Industries, Inc............................  10.375           08/01/07                170,000
         325  Jordan Industries, Inc. (Series B)................  11.75++          04/01/09                162,500
                                                                                                       -----------
                                                                                                           539,500
                                                                                                       -----------
              DRUGSTORE CHAINS (0.1%)
         300  Rite Aid Corp.....................................   7.70            02/15/27                 82,500
                                                                                                       -----------
              ELECTRONICS/APPLIANCES (0.9%)
         710  Windmere-Durable Holdings, Inc....................  10.00            07/31/08                603,500
                                                                                                       -----------
              ELECTRONIC DISTRIBUTORS (0.0%)
         400  CHS Electronics, Inc. (a) (c).....................   9.875           04/15/05                  8,000
                                                                                                       -----------
              ELECTRONIC EQUIPMENT/INSTRUMENTS (0.3%)
         300  High Voltage Engineering, Inc.....................  10.75            08/15/04                195,000
                                                                                                       -----------
              ENGINEERING AND CONSTRUCTION (0.5%)
         400  Metromedia Fiber Network..........................  10.00            11/15/08                340,000
                                                                                                       -----------
              ENVIRONMENTAL SERVICES (0.5%)
         350  Allied Waste North America, Inc...................  10.00            08/01/09                329,000
                                                                                                       -----------
              FINANCIAL CONGLOMERATES (1.7%)
  GBP    800  General Electric Capital Corp. (b)................   6.625           03/16/01              1,196,968
                                                                                                       -----------
              FOOD DISTRIBUTORS (0.5%)
$        300  Fleming Companies, Inc. (Series B)................  10.625           07/31/07                205,500
         200  Volume Services of America Inc....................  11.25            03/01/09                174,000
                                                                                                       -----------
                                                                                                           379,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.2%)
$        250  Big V Supermarkets, Inc. (Series B) (c)...........  11.00%           02/15/04            $    62,500
         237  Pueblo Xtra International, Inc. (Series C)........   9.50            08/01/03                104,280
                                                                                                       -----------
                                                                                                           166,780
                                                                                                       -----------
              FOOD: SPECIALTY/CANDY (0.0%)
       1,839  SFAC New Holdings Inc. (d)........................  13.00++          06/15/09                 18,391
                                                                                                       -----------
              HOTELS/RESORTS (0.2%)
         300  Epic Resorts LLC (Series B).......................  13.00            06/15/05                 89,999
         299  Resort At Summerlin (Series B) (a) (c)............  13.00            12/15/07                 29,927
                                                                                                       -----------
                                                                                                           119,926
                                                                                                       -----------
              INDUSTRIAL SPECIALTIES (1.3%)
         200  Cabot Safety Corp.................................  12.50            07/15/05                198,250
         200  Indesco International Inc. (c)....................   9.75            04/15/08                 38,000
         550  International Wire Group, Inc. (Series B).........  11.75            06/01/05                536,250
         250  Outsourcing Services Group, Inc. (Series B).......  10.875           03/01/06                157,500
                                                                                                       -----------
                                                                                                           930,000
                                                                                                       -----------
              INTERNET SOFTWARE/SERVICES (0.1%)
         400  Globix Corp.......................................  12.50            02/01/10                160,000
         200  PSINet Inc........................................  11.00            08/01/09                 56,000
                                                                                                       -----------
                                                                                                           216,000
                                                                                                       -----------
              MEDICAL SPECIALTIES (0.6%)
         600  Mediq Inc./PRN Life Support Services Inc. (c).....  11.00            06/01/08                  6,000
         600  Universal Hospital Services, Inc..................  10.25            03/01/08                408,000
                                                                                                       -----------
                                                                                                           414,000
                                                                                                       -----------
              MEDICAL/NURSING SERVICES (0.5%)
         500  Pediatric Services of America, Inc. (Series A)....  10.00            04/15/08                360,000
                                                                                                       -----------
              OFFICE EQUIPMENT/SUPPLIES (0.6%)
         700  Mosler, Inc.......................................  11.00            04/15/03                385,000
                                                                                                       -----------
              OTHER CONSUMER SPECIALTIES (0.7%)
         700  Samsonite Corp....................................  10.75            06/15/08                465,500
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              RESTAURANTS (0.5%)
$        550  FRD Acquisition Corp. (Series B)..................  12.50%           07/15/04            $   198,000
         200  Friendly Ice Cream Corp...........................  10.50            12/01/07                116,000
                                                                                                       -----------
                                                                                                           314,000
                                                                                                       -----------
              RETAIL - SPECIALTY (0.7%)
         200  Pantry, Inc.......................................  10.25            10/15/07                187,000
         300  Petro Stopping Centers L.P........................  10.50            02/01/07                247,500
                                                                                                       -----------
                                                                                                           434,500
                                                                                                       -----------
              SPECIALTY TELECOMMUNICATIONS (3.0%)
         600  Birch Telecom Inc.................................  14.00            06/15/08                360,000
         300  DTI Holdings Inc. (Series B)......................  12.50++          03/01/08                 84,000
       1,700  Firstworld Communications, Inc....................  13.00++          04/15/08                195,500
         200  McLeodUSA, Inc....................................  12.00            07/15/08                203,000
         250  McLeodUSA, Inc....................................  11.50            05/01/09                248,750
         300  Pac-West Telecomm Inc. (Series B).................  13.50            02/01/09                249,000
         300  Primus Telecommunications Group, Inc..............  11.75            08/01/04                 84,000
          60  Primus Telecommunications Group, Inc..............  12.75            10/15/19                 16,800
         300  Primus Telecommunications Group, Inc..............   9.875           05/15/08                 84,000
         500  Viatel Inc........................................  11.25            04/15/08                155,000
         100  Viatel Inc........................................  11.50            03/15/09                 31,000
         600  World Access, Inc. (d)............................  13.25            01/15/08                408,000
                                                                                                       -----------
                                                                                                         2,119,050
                                                                                                       -----------
              TELECOMMUNICATIONS (2.6%)
         400  Covad Communications Group, Inc...................  12.50            02/15/09                108,000
         800  e. Spire Communications, Inc......................  13.75            07/15/07                304,000
         300  Focal Communications Corp. (Series B).............  12.125++          02/15/08               132,000
         200  Hyperion Telecommunication, Inc. (Series B).......  12.25            09/01/04                160,000
         400  In-Flight Phone Corp. (Series B) (a) (c)..........  14.00            05/15/02                 20,000
         200  Level 3 Communications, Inc.......................   9.125%          05/01/08                162,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
$        200  MGC Communications Inc............................  13.00%           04/01/10            $    92,000
         150  NextLink Communications LLC.......................  12.50            04/15/06                135,000
         250  NextLink Communications LLC.......................  10.75            06/01/09                206,250
         500  Rhythms Netconnections, Inc.......................  12.75            04/15/09                140,000
         200  Startec Global Communications Corp................  12.00            05/15/08                120,000
         300  Talton Holdings, Inc. (Series B)..................  11.00            06/30/07                219,000
                                                                                                       -----------
                                                                                                         1,798,250
                                                                                                       -----------
              TELECOMMUNICATIONS EQUIPMENT (2.2%)
         400  SBA Communications Corp...........................  12.00            03/01/08                308,000
       2,000  Spectrasite Holdings Inc..........................  12.00            07/15/08              1,200,000
                                                                                                       -----------
                                                                                                         1,508,000
                                                                                                       -----------
              TRUCKS/CONSTRUCTION/FARM MACHINERY (0.3%)
         200  J.B. Poindexter & Co., Inc........................  12.50            05/15/04                180,000
                                                                                                       -----------
              WIRELESS COMMUNICATIONS (1.4%)
       1,000  Advanced Radio Telecom Corp.......................  14.00            02/15/07                380,000
         100  Arch Escrow Corp..................................  13.75            04/15/08                 35,000
       1,800  CellNet Data Systems, Inc. (a) (c)................  14.00++          10/01/07                  9,000
         150  Globalstar LP/ Capital Corp.......................  11.50            06/01/05                 18,750
         300  Orbcomm Global LP/ Capital Corp. (c)..............  14.00            08/15/04                 30,000
         400  USA Mobile Communications Holdings, Inc...........  14.00            11/01/04                200,000
         200  Winstar Communications, Inc.......................  14.75++          04/15/10                 62,000
         350  Winstar Communications, Inc.......................  12.75            04/15/10                245,000
                                                                                                       -----------
                                                                                                           979,750
                                                                                                       -----------

              TOTAL CORPORATE BONDS
              (COST $32,534,040).....................................................................   19,394,315
                                                                                                       -----------

              MORTGAGE-BACKED SECURITIES (27.5%)
         301  Federal Home Loan Mortgage Corp. (0.4%)...........   7.00%           06/01/04                304,550
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                        COUPON           MATURITY
 THOUSANDS                                                         RATE              DATE                 VALUE
-------------------------------------------------------------------------------------------------------------------
              Federal National Mortgage Assoc. (9.0%)
$      2,385  ..................................................   6.00%      02/01/11 - 11/01/28      $ 2,316,954
       2,056  ..................................................   6.50       04/01/12 - 04/01/26        2,034,829
       1,765  ..................................................   7.00            08/01/25              1,766,118
         151  ..................................................   8.00            07/01/26                154,111
                                                                                                       -----------
                                                                                                         6,272,012
                                                                                                       -----------
              Government National Mortgage Assoc. (18.1%)
       4,370  ..................................................   6.00            07/15/28              4,241,618
       5,192  ..................................................   6.50       03/15/24 - 04/20/28        5,132,648
       1,429  ..................................................   7.00            09/15/22              1,434,392
       1,457  ..................................................   7.50            07/15/26              1,480,275
         364  ..................................................   8.00            06/15/26                372,722
                                                                                                       -----------
                                                                                                        12,661,655
                                                                                                       -----------

              TOTAL MORTGAGE-BACKED SECURITIES
              (COST $19,195,418).....................................................................  $19,238,217
                                                                                                       -----------

              U.S. GOVERNMENT & AGENCY OBLIGATIONS (8.0%)
         500  Federal Home Loan Banks (0.7%)....................   5.53            01/15/03                499,200
                                                                                                       -----------
         500  Federal National Mortgage Assoc. (b) (3.4%).......   5.60            02/02/01                499,620
  AUD    760  ..................................................   6.50            07/10/02                428,444
 GBP   1,000  ..................................................   6.875           06/07/02              1,518,581
                                                                                                       -----------
                                                                                                         2,446,645
                                                                                                       -----------
$      3,000  Resolution Funding Corp. (b) (3.2%)...............   0.00       01/15/05 - 07/15/07        2,220,700
                                                                                                       -----------
         500  U.S. Treasury Notes (0.7%)........................   6.25            08/31/02                507,575
                                                                                                       -----------

              TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $5,217,664)......................................................................    5,674,120
                                                                                                       -----------

              TOTAL UNITED STATES
              (COST $56,947,122).....................................................................   44,306,652
                                                                                                       -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (COST $76,757,462).....................................................................   61,726,555
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (e) (0.1%)
           APPAREL/FOOTWEAR RETAIL (0.0%)
   50,166  County Seat Stores, Inc. (d)............................................................  $       451
                                                                                                     -----------
           CASINO/GAMING (0.0%)
      787  Fitzgerald Gaming Corp. (Class D)*......................................................            1
                                                                                                     -----------
           FOODS: SPECIALTY/CANDY (0.0%)
      100  SFAC New Holdings Inc. (d)*.............................................................           25
                                                                                                     -----------
           MEDICAL/NURSING SERVICES (0.0%)
   34,888  Raintree Healthcare Corp. (d)...........................................................          314
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.0%)
    2,666  Versatel Telecom International NV (Netherlands) (d).....................................       22,994
    1,885  World Access, Inc. (d)..................................................................        4,536
                                                                                                     -----------
                                                                                                          27,530
 .........
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (0.0%)
   35,466  FWT Inc. (Class A)......................................................................          355
                                                                                                     -----------
           TEXTILES (0.0%)
   11,192  United States Leather, Inc. (d).........................................................          112
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (0.1%)
   95,093  Arch Wireless, Inc. (d).................................................................       59,433
   13,548  Vast Solutions Inc. (d).................................................................          135
                                                                                                     -----------
                                                                                                          59,568
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $1,827,454).......................................................................       88,356
                                                                                                     -----------

           NON CONVERTIBLE PREFERRED STOCK (e) (0.0%)
           TELECOMMUNICATION EQUIPMENT
  354,666  FWT, Inc. (Series A)
             (COST $962,373).......................................................................        3,547
                                                                                                     -----------

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE
---------                                                                                  ----------
           WARRANTS (e) (0.1%)
           BROADCASTING (0.0%)
      300  UIH Australia/Pacific Inc.....................................................   05/15/06           900
      200  XM Satellite Radio............................................................   03/15/10         5,000
                                                                                                       -----------
                                                                                                             5,900
                                                                                                       -----------
           CASINO/GAMING (0.0%)
    9,000  Aladdin Gaming Enterprises, Inc. - 144A*......................................   03/01/10            90
                                                                                                       -----------
           CELLULAR TELEPHONE (0.0%)
      500  McCaw International Ltd. - 144A*..............................................   04/15/07        15,000
                                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF                                                                                  EXPIRATION
WARRANTS                                                                                      DATE        VALUE
------------------------------------------------------------------------------------------------------------------
           HOTELS/RESORTS (0.0%)
      300  Epic Resorts LLC/Capital - 144A*..............................................   06/15/05   $         3
      250  Resort At Summerlin - 144A*...................................................   12/15/07             2
                                                                                                       -----------
                                                                                                                 5
                                                                                                       -----------
           SPECIALTY TELECOMMUNICATIONS (0.1%)
      500  Birch Telecom Inc. - 144A*....................................................   06/15/08        27,500
    1,500  DTI Holdings, Inc. - 144A*....................................................   03/01/08            15
    1,700  Firstworld Communications, Inc. - 144A*.......................................   04/15/08        15,300
                                                                                                       -----------
                                                                                                            42,815
                                                                                                       -----------
           TELECOMMUNICATIONS (0.0%)
      200  Startec Global Communications Corp. - 144A*...................................   05/15/08           130
                                                                                                       -----------

           TOTAL WARRANTS
           (COST $49,494)............................................................................       63,940
                                                                                                       -----------

  PRINCIPAL
  AMOUNT IN                                                        COUPON  MATURITY
  THOUSANDS                                                         RATE     DATE
-------------                                                      ------  --------
               SHORT-TERM INVESTMENT (4.3%)
               REPURCHASE AGREEMENT
  $   3,005    The Bank of New York (dated 12/29/00; proceeds
                 $3,005,889) (f)
                 (COST $3,004,637)...............................   3.75%  01/02/01                     3,004,637
                                                                                                      -----------

TOTAL INVESTMENTS
(COST $82,601,420) (g).....................................................................   92.6%    64,887,035

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    7.4      5,157,919
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 70,044,954
                                                                                             -----   ------------
                                                                                             -----   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

---------------------

 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; issuer in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f) Collateralized by $2,860,232 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $3,064,770.
(g) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,799,034 and the aggregate gross unrealized depreciation is $19,513,419, resulting in net unrealized depreciation of $17,714,385.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000:

   CONTRACTS       IN EXCHANGE        DELIVERY       UNREALIZED
  TO DELIVER           FOR              DATE        DEPRECIATION
-----------------------------------------------------------------
GBP 1,850,000         $2,697,319     01/16/2001     $    (69,505)
GBP 1,000,000         $1,425,900     02/01/2001          (70,080)
                                                    ------------
      Net unrealized depreciation..............     $   (139,585)
                                                    ============

CURRENCY ABBREVIATIONS:

AUD  Australian Dollar.
GBP  British Pound.
CAD  Canadian Dollar.
DKK  Danish Krone.
EUR  Euro.
NOK  Norwegian Krone.
SEK  Swedish Krona.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (65.5%)
           ALUMINUM (2.4%)
  88,000   Alcoa, Inc.............................................................................  $  2,948,000
                                                                                                    ------------
           AUTO PARTS: O.E.M. (2.3%)
 245,000   Delphi Automotive Systems Corp.........................................................     2,756,250
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.3%)
  58,000   PepsiCo, Inc...........................................................................     2,874,625
                                                                                                    ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.5%)
  63,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     3,067,844
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (2.2%)
  32,000   International Business Machines Corp...................................................     2,720,000
                                                                                                    ------------
           DEPARTMENT STORES (2.4%)
  83,000   Sears, Roebuck & Co....................................................................     2,884,250
                                                                                                    ------------
           DISCOUNT STORES (2.5%)
  95,000   Target Corp............................................................................     3,063,750
                                                                                                    ------------
           ELECTRIC UTILITIES (4.9%)
  43,000   Exelon Corp............................................................................     3,019,030
  80,000   GPU, Inc...............................................................................     2,945,000
                                                                                                    ------------
                                                                                                       5,964,030
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (2.3%)
  55,005   Citigroup, Inc.........................................................................     2,808,693
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (2.3%)
  29,000   Quaker Oats Company (The)..............................................................     2,823,875
                                                                                                    ------------
           FOREST PRODUCTS (2.5%)
  60,000   Weyerhaeuser Co........................................................................     3,045,000
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (2.4%)
  38,000   Procter & Gamble Co. (The).............................................................     2,980,625
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (7.0%)
  55,000   General Electric Co....................................................................     2,636,562
  25,000   Minnesota Mining & Manufacturing Co....................................................     3,012,500
  37,000   United Technologies Corp...............................................................     2,909,125
                                                                                                    ------------
                                                                                                       8,558,187
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (2.3%)
  48,000   Electronic Data Systems Corp...........................................................     2,772,000
                                                                                                    ------------
           MAJOR BANKS (4.8%)
  65,000   Bank of America Corp...................................................................     2,981,875
 102,000   KeyCorp................................................................................     2,856,000
                                                                                                    ------------
                                                                                                       5,837,875
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MAJOR TELECOMMUNICATIONS (2.1%)
 149,000   AT&T Corp..............................................................................  $  2,579,562
                                                                                                    ------------
           MOTOR VEHICLES (4.2%)
 110,000   Ford Motor Co..........................................................................     2,578,125
  50,500   General Motors Corp....................................................................     2,572,344
                                                                                                    ------------
                                                                                                       5,150,469
                                                                                                    ------------
           OIL & GAS PIPELINES (2.4%)
  35,000   Enron Corp.............................................................................     2,909,375
                                                                                                    ------------
           OTHER METALS/MINERALS (2.4%)
  53,000   Phelps Dodge Corp......................................................................     2,958,062
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (2.5%)
  41,000   Bristol-Myers Squibb Co................................................................     3,031,438
                                                                                                    ------------
           RAILROADS (2.3%)
 110,000   CSX Corp...............................................................................     2,853,125
                                                                                                    ------------
           SEMICONDUCTORS (2.0%)
  83,000   Intel Corp.............................................................................     2,510,750
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.5%)
  66,000   Deere & Co.............................................................................     3,023,625
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $71,100,729).....................................................................    80,121,410
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (1.2%)
           CHEMICALS: SPECIALTY (0.2%)
 $   200   Praxair, Inc.
             6.90% due 11/01/06...................................................................       200,532
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.4%)
     500   IBM Corp.
             7.00% due 10/30/25...................................................................       478,245
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (0.1%)
     100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05...................................................................       100,473
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (0.3%)
     400   MCI Communication Corp.
             6.95% due 08/15/06...................................................................       388,304
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (0.0%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06..................................................................        49,891
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           PULP & PAPER (0.2%)
 $   200   Willamette Industries, Inc.
             7.85% due 07/01/26...................................................................  $    192,488
                                                                                                    ------------

           TOTAL CORPORATE BONDS
           (COST $1,460,070)......................................................................     1,409,933
                                                                                                    ------------

           MORTGAGE-BACKED SECURITIES (20.6%)
     916   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03...................................................................       901,830
     663   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26 - 12/01/27........................................................       664,091
     281   Federal National Mortgage Assoc.
             6.00% due 05/01/04...................................................................       271,929
   3,613   Federal National Mortgage Assoc.
             6.00% due 04/01/06 - 05/01/06........................................................     3,559,035
   3,060   Federal National Mortgage Assoc.
             6.00% due 03/01/13 - 06/01/13........................................................     3,018,248
   1,416   Federal National Mortgage Assoc.
             6.50% due 07/01/06...................................................................     1,412,008
     558   Federal National Mortgage Assoc.
             6.50% due 01/01/13 - 05/01/13........................................................       557,558
   1,589   Federal National Mortgage Assoc.
             6.50% due 10/01/17 - 06/01/28........................................................     1,575,349
     861   Federal National Mortgage Assoc.
             7.50% due 06/01/27 - 08/01/29........................................................       872,581
   2,658   Government National Mortgage Assoc.
             6.00% due 04/15/28 - 12/15/28........................................................     2,580,194
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
 $ 1,815   Government National Mortgage Assoc.
             6.50% due 08/15/28 - 04/15/29........................................................  $  1,794,911
   1,229   Government National Mortgage Assoc.
             7.50% due 08/15/23 - 10/15/29........................................................     1,248,529
   6,906   Government National Mortgage Assoc. II
             6.50% due 04/20/28 - 03/20/29........................................................     6,804,692
                                                                                                    ------------

           TOTAL MORTGAGE-BACKED SECURITIES
           (COST $25,446,888).....................................................................    25,260,955
                                                                                                    ------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (10.9%)
   1,100   Federal Home Loan Banks
             5.65% due 02/06/03...................................................................     1,099,868
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08...................................................................     1,494,195
     500   Resolution Funding Corp.
             0.00% due 10/15/04...................................................................       409,685
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26...................................................................     1,122,254
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24...................................................................     2,127,772
     300   U.S. Treasury Note
             5.875% due 11/15/05..................................................................       310,281
   1,000   U.S. Treasury Note
             6.00% due 08/15/09...................................................................     1,055,450
   2,000   U.S. Treasury Note
             6.125% due 08/15/07..................................................................     2,106,060
     500   U.S. Treasury Note
             6.25% due 02/15/07...................................................................       528,360
   1,400   U.S. Treasury Note
             6.625% due 04/30/02..................................................................     1,421,728
      80   U.S. Treasury Note
             7.875% due 11/15/04..................................................................        87,590
   2,000   U.S. Treasury Strip
             0.00% due 08/15/06...................................................................     1,509,380
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (COST $12,763,052).....................................................................    13,272,623
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.8%)
           U.S. GOVERNMENT AGENCY
 $ 2,250   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $2,249,641)..................  $  2,249,641
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $113,020,380) (b)...................................................................  100.0%    122,314,562

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.0          51,913
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 122,366,475
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $15,420,585 and the aggregate gross unrealized depreciation is $6,126,403, resulting in net unrealized appreciation of $9,294,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (90.2%)
           ELECTRIC UTILITIES (36.9%)
  48,000   AES Corp. (The)*.......................................................................  $  2,658,000
  44,000   Allegheny Energy, Inc..................................................................     2,120,250
  20,000   ALLETE.................................................................................       496,250
  26,000   Alliant Energy, Inc....................................................................       828,750
  35,000   Ameren Corp............................................................................     1,620,937
  10,000   American Superconductor Corp.*.........................................................       285,625
 100,000   Beacon Power Corp.*....................................................................     1,000,000
  92,000   Calpine Corp.*.........................................................................     4,145,750
  25,000   Capstone Turbine Corp.*................................................................       700,000
  38,500   Cinergy Corp...........................................................................     1,352,312
  15,000   CLECO Corp.............................................................................       821,250
  24,000   Consolidated Edison, Inc...............................................................       924,000
  50,000   Constellation Energy Group, Inc........................................................     2,253,125
  36,000   Dominion Resources, Inc................................................................     2,412,000
  35,000   DPL, Inc...............................................................................     1,161,562
  32,500   DQE, Inc...............................................................................     1,064,375
  50,000   DTE Energy Co..........................................................................     1,946,875
  33,355   Duke Energy Corp.......................................................................     2,843,514
  40,000   Edison International...................................................................       625,000
  20,000   Emerson Electric Co....................................................................     1,576,250
  41,000   Energy East Corp.......................................................................       807,187
  42,500   Entergy Corp...........................................................................     1,798,281
  48,875   Exelon Corp............................................................................     3,431,514
  50,000   FirstEnergy Corp.......................................................................     1,578,125
  45,000   FPL Group, Inc.........................................................................     3,228,750
  14,000   GPU, Inc...............................................................................       515,375
  15,000   Kansas City Power & Light Co...........................................................       411,562
  46,000   Montana Power Co.......................................................................       954,500
  69,000   NiSource Inc...........................................................................     2,121,750
  50,000   Northeast Utilities....................................................................     1,212,500
  25,000   Northwestern Corp......................................................................       578,125
  45,000   NRG Energy, Inc.*......................................................................     1,251,562
  22,000   NSTAR..................................................................................       943,250
  34,000   OGE Energy Corp........................................................................       830,875
  30,000   Orion Power Holdings, Inc.*............................................................       738,750
  54,500   PG & E Corp............................................................................     1,090,000
  25,500   Pinnacle West Capital Corp.............................................................     1,214,437
  25,000   PPL Corp...............................................................................     1,129,687
  28,081   Progress Energy, Inc...................................................................     1,381,234
  64,000   Public Service Enterprise Group, Inc...................................................     3,112,000
  40,000   Quanta Services, Inc.*.................................................................     1,287,500
  80,000   Reliant Energy, Inc....................................................................     3,465,000
  31,000   SCANA Corp.............................................................................       916,437
  42,040   Sierra Pacific Resources...............................................................       675,267
  30,000   Southern Co. (The).....................................................................       997,500
  29,000   Southern Energy, Inc.*.................................................................       821,062
  47,000   TECO Energy, Inc.......................................................................     1,521,625
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  32,000   TXU Corp...............................................................................  $  1,418,000
  45,000   UIL Holdings Corp......................................................................     2,238,750
  46,000   Wisconsin Energy Corp..................................................................     1,037,875
  37,050   Xcel Energy, Inc.......................................................................     1,076,766
                                                                                                    ------------
                                                                                                      74,621,071
                                                                                                    ------------
           ENERGY (15.4%)
  30,000   AGL Resources, Inc.....................................................................       661,875
  15,000   BP Amoco PLC (ADR) (United Kingdom)....................................................       718,125
  10,000   Chevron Corp...........................................................................       844,375
  57,000   Dynegy, Inc. (Class A).................................................................     3,195,562
  28,622   El Paso Energy Corp....................................................................     2,050,051
  40,824   Enron Corp.............................................................................     3,393,495
  15,000   Exxon Mobil Corp.......................................................................     1,304,062
  51,600   KeySpan Corp...........................................................................     2,186,550
  60,000   Kinder Morgan, Inc.....................................................................     3,131,250
  29,000   MCN Energy Group Inc...................................................................       802,937
  45,000   MDU Resources Group, Inc...............................................................     1,462,500
  36,000   New Jersey Resources Corp..............................................................     1,557,000
  40,000   Nicor Inc..............................................................................     1,727,500
  23,750   Northwest Natural Gas Co...............................................................       629,375
  45,000   Peoples Energy Corp....................................................................     2,013,750
  34,000   Questar Corp...........................................................................     1,022,125
  12,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       726,750
  10,000   South Jersey Industries, Inc...........................................................       297,500
  70,000   UtiliCorp United, Inc..................................................................     2,170,000
  22,000   WGL Holdings Inc.......................................................................       669,625
  15,000   Williams Companies, Inc. (The).........................................................       599,063
                                                                                                    ------------
                                                                                                      31,163,470
                                                                                                    ------------
           TELECOMMUNICATIONS (37.4%)
  40,000   ADC Telecommunications, Inc.*..........................................................       725,000
  20,000   Advanced Fibre Communications, Inc.*...................................................       361,250
  19,000   Alcatel Alsthom (ADR) (France).........................................................     1,062,813
  29,160   ALLTEL Corp............................................................................     1,820,678
  50,000   Amdocs Ltd.*...........................................................................     3,312,500
  25,000   American Tower Corp. (Class A)*........................................................       946,875
  38,000   AT&T Canada, Inc. (Class B)*...........................................................     1,109,125
  47,998   AT&T Corp..............................................................................       830,965
  35,000   BCE, Inc. (Canada).....................................................................     1,012,813
  20,000   BellSouth Corp.........................................................................       818,750
  34,000   BroadWing Inc.*........................................................................       775,625
  20,000   Cable & Wireless PLC (ADR) (United Kingdom)............................................       797,500
  20,625   CenturyTel, Inc........................................................................       737,344
  20,000   CIENA Corp.*...........................................................................     1,627,500
  40,000   Cisco Systems, Inc.*...................................................................     1,530,000
  10,000   COLT Telecom Group PLC (ADR) (United Kingdom)*.........................................       877,500
  45,000   Comcast Corp. (Class A Special)*.......................................................     1,878,750

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  20,000   Commonwealth Telephone Enterprises, Inc.*..............................................  $    700,000
  20,000   Convergys Corp.*.......................................................................       906,250
  30,000   Corning Inc............................................................................     1,584,375
  35,000   Crown Castle International Corp.*......................................................       947,188
  33,750   Dycom Industries, Inc.*................................................................     1,212,891
  20,000   EchoStar Communications Corp. (Class A)*...............................................       455,000
   7,200   France Telecom S.A. (ADR) (France).....................................................       616,950
  50,000   General Electric Co....................................................................     2,396,875
  30,000   General Motors Corp. (Class H) (Hughes Electronics)*...................................       690,000
 100,000   Genuity Inc.*..........................................................................       506,250
  78,005   Global Crossing Ltd. (Bermuda)*........................................................     1,116,447
  10,000   International Business Machines Corp...................................................       850,000
  10,000   JDS Uniphase Corp.*....................................................................       416,875
  43,650   Koninklijke (Royal) Philips Electronics N.V. (Netherlands).............................     1,582,313
  25,000   Level 3 Communications, Inc.*..........................................................       820,313
  24,584   Lucent Technologies Inc................................................................       331,884
  30,000   Marconi PLC (ADR) (United Kingdom).....................................................       616,875
 105,000   McLeodUSA, Inc. (Class A)*.............................................................     1,483,125
  50,000   Metromedia Fiber Network, Inc. (Class A)*..............................................       506,250
  20,000   Microsoft Corp.*.......................................................................       867,500
  59,875   Motorola, Inc..........................................................................     1,212,469
  35,000   Nextel Communications, Inc. (Class A)*.................................................       866,250
  60,000   Nokia Corp. (ADR) (Finland)............................................................     2,610,000
  40,555   Nortel Networks Corp. (Canada).........................................................     1,300,295
  20,000   Pegasus Communications Corp.*..........................................................       515,000
  20,000   QUALCOMM Inc.*.........................................................................     1,643,750
  54,862   Qwest Communications International, Inc.*..............................................     2,249,342
  60,000   SBA Communications Corp.*..............................................................     2,463,750
  29,272   SBC Communications, Inc................................................................     1,397,738
  30,000   Scientific-Atlanta, Inc................................................................       976,875
  50,000   Spectrasite Holdings, Inc.*............................................................       662,500
  34,000   Sprint Corp. (FON Group)...............................................................       690,625
  31,000   Sprint Corp. (PCS Group)*..............................................................       633,563
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  24,000   Sun Microsystems, Inc.*................................................................  $    669,000
  15,918   Telefonica Espana S.A. (ADR) (Spain)*..................................................       795,900
  13,000   Telephone & Data Systems, Inc..........................................................     1,170,000
  35,000   Tellabs, Inc.*.........................................................................     1,977,500
  45,000   Time Warner Telecom Inc. (Class A)*....................................................     2,854,688
  50,000   Tyco International Ltd. (Bermuda)......................................................     2,775,000
  29,394   Verizon Communications Inc.............................................................     1,473,374
  20,000   Viacom, Inc. (Class A)*................................................................       940,000
  13,600   Vivendi Universal SA (ADR) (France)....................................................       888,250
  25,000   Vodafone Group PLC (ADR) (United Kingdom)..............................................       895,313
  19,000   Voicestream Wireless Corp.*............................................................     1,911,875
  20,000   Western Wireless Corp. (Class A)*......................................................       783,750
  25,000   Williams Communications Group, Inc.*...................................................       293,750
  36,000   WinStar Communications, Inc.*..........................................................       420,750
  38,290   WorldCom, Inc.*........................................................................       536,060
  61,000   XO Communications, Inc. (Class A)*.....................................................     1,086,563
                                                                                                    ------------
                                                                                                      75,526,279
                                                                                                    ------------
           WATER UTILITIES (0.4%)
  32,500   Philadelphia Suburban Corp.............................................................       796,250
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $137,616,859)....................................................................   182,107,070
                                                                                                    ------------

           PREFERRED STOCKS (0.2%)
           ELECTRIC UTILITIES (0.2%)
   6,000   Alabama Power Capital Trust I (Series Q) $1.84.........................................       145,500
   1,000   Duquesne Capital LP (Series A) $2.094..................................................        24,625
   2,500   Public Service Electric & Gas Capital (Series B) $2.00.................................        60,937
   1,000   Tennessee Valley Authority (Series 95-A) $2.00.........................................        25,438
   5,000   Virginia Power Capital $2.013..........................................................       122,813
                                                                                                    ------------

           TOTAL PREFERRED STOCKS
           (COST $388,687)........................................................................       379,313
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (5.2%)
           ELECTRIC UTILITIES (2.2%)
$  1,000   Aes Drax Holdings Ltd. (United Kingdom)
             10.41% due 12/31/20..........................................................  $  1,043,720
   1,000   DPL Inc.
             8.25% due 03/01/07...........................................................     1,045,710
   1,000   Edison Mission Energy FDG - 144A**
             7.33% due 09/15/08...........................................................       797,370
     246   Niagara Mohawk Power Corp.
             8.77% due 01/01/18...........................................................       259,163
     500   Salton Sea Funding Corp.
             7.475% due 11/30/18..........................................................       494,330
   1,000   Southern California Edison
             7.625% due 01/15/10..........................................................       804,330
                                                                                            ------------
                                                                                               4,444,623
                                                                                            ------------
           ENERGY (1.5%)
   1,000   CMS Panhandle Holding Co.
             7.00% due 07/15/29...........................................................       872,950
   1,000   EL Paso Energy Corp.
             7.625% due 07/15/11..........................................................     1,044,350
   1,000   Tosco Corp.
             8.125% due 02/15/30..........................................................     1,074,230
                                                                                            ------------
                                                                                               2,991,530
                                                                                            ------------
           TELECOMMUNICATIONS (1.5%)
   1,000   British Telecom PLC (United Kingdom)
             8.625% due 12/15/30..........................................................     1,007,560
     500   Electric Lightwave, Inc. - 144A**
             6.05% due 05/15/04...........................................................       461,530
     500   LCI International, Inc.
             7.25% due 06/15/07...........................................................       499,675
   1,000   Qwest Capital Funding - 144A**
             7.90% due 08/15/10...........................................................     1,033,040
                                                                                            ------------
                                                                                               3,001,805
                                                                                            ------------

           TOTAL CORPORATE BONDS
           (COST $10,690,752).............................................................    10,437,958
                                                                                            ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                      VALUE
--------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (4.2%)
           U.S. GOVERNMENT AGENCY
$  8,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $8,598,626)..........  $  8,598,626
                                                                                            ------------

TOTAL INVESTMENTS
(COST $157,294,924)(B)...........................................................   99.8%    201,522,967

OTHER ASSETS IN EXCESS OF LIABILITIES............................................    0.2         460,706
                                                                                   -----   -------------

NET ASSETS.......................................................................  100.0%  $ 201,983,673
                                                                                   -----   -------------
                                                                                   -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $56,288,831 and the aggegate gross unrealized depreciation is $12,060,788, resulting in net unrealized appreciation of $44,228,043.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.2%)
           AEROSPACE & DEFENSE (1.3%)
 220,000   Goodrich (B.F.) Co. (The)..............................................................  $  8,002,500
                                                                                                    ------------
           ALUMINUM (2.7%)
 240,000   Alcan Aluminium, Ltd. (Canada).........................................................     8,205,000
 260,000   Alcoa, Inc.............................................................................     8,710,000
                                                                                                    ------------
                                                                                                      16,915,000
                                                                                                    ------------
           APPAREL/FOOTWEAR (1.4%)
 240,000   VF Corp................................................................................     8,697,600
                                                                                                    ------------
           AUTO PARTS: O.E.M. (5.4%)
 550,000   Dana Corp..............................................................................     8,421,875
 680,000   Delphi Automotive Systems Corp.........................................................     7,650,000
 155,000   Johnson Controls, Inc..................................................................     8,060,000
 245,000   TRW Inc................................................................................     9,493,750
                                                                                                    ------------
                                                                                                      33,625,625
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.7%)
 135,000   Coca-Cola Co...........................................................................     8,226,562
 176,000   PepsiCo, Inc...........................................................................     8,723,000
                                                                                                    ------------
                                                                                                      16,949,562
                                                                                                    ------------
           CHEMICALS: MAJOR DIVERSIFIED (2.8%)
 235,000   Dow Chemical Co........................................................................     8,606,875
 185,000   Du Pont (E.I.) de Nemours & Co., Inc...................................................     8,937,812
                                                                                                    ------------
                                                                                                      17,544,687
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (2.5%)
 250,000   Hewlett-Packard Co.....................................................................     7,890,625
  90,000   International Business Machines Corp...................................................     7,650,000
                                                                                                    ------------
                                                                                                      15,540,625
                                                                                                    ------------
           DEPARTMENT STORES (1.4%)
 250,000   Sears, Roebuck & Co....................................................................     8,687,500
                                                                                                    ------------
           DISCOUNT STORES (1.4%)
 265,000   Target Corp............................................................................     8,546,250
                                                                                                    ------------
           ELECTRIC UTILITIES (6.9%)
 130,000   Dominion Resources, Inc................................................................     8,710,000
 127,000   Exelon Corp............................................................................     8,916,670
 120,000   FPL Group, Inc.........................................................................     8,610,000
 235,000   GPU, Inc...............................................................................     8,650,937
 185,000   Reliant Energy, Inc....................................................................     8,012,812
                                                                                                    ------------
                                                                                                      42,900,419
                                                                                                    ------------
           ELECTRONICS/APPLIANCES (1.5%)
 195,000   Whirlpool Corp.........................................................................     9,299,062
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCE/RENTAL/LEASING (5.4%)
  97,000   Fannie Mae.............................................................................  $  8,414,750
 160,000   Household International, Inc...........................................................     8,800,000
 175,000   Providian Financial Corp...............................................................    10,062,500
 385,000   Ryder System, Inc......................................................................     6,400,625
                                                                                                    ------------
                                                                                                      33,677,875
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (1.3%)
 157,681   Citigroup, Inc.........................................................................     8,051,586
                                                                                                    ------------
           FOOD DISTRIBUTORS (2.7%)
 600,000   Supervalu, Inc.........................................................................     8,325,000
 290,000   SYSCO Corp.............................................................................     8,700,000
                                                                                                    ------------
                                                                                                      17,025,000
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.3%)
  85,000   Quaker Oats Company (The)..............................................................     8,276,875
                                                                                                    ------------
           FOREST PRODUCTS (1.4%)
 170,000   Weyerhaeuser Co........................................................................     8,627,500
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (4.1%)
 175,000   Avon Products, Inc.....................................................................     8,378,125
 120,000   Kimberly-Clark Corp....................................................................     8,482,800
 110,000   Procter & Gamble Co. (The).............................................................     8,628,125
                                                                                                    ------------
                                                                                                      25,489,050
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (6.5%)
 155,000   General Electric Co....................................................................     7,430,312
 155,000   Honeywell International, Inc...........................................................     7,333,437
  72,000   Minnesota Mining & Manufacturing Co....................................................     8,676,000
 155,000   Tyco International Ltd. (Bermuda)......................................................     8,602,500
 110,000   United Technologies Corp...............................................................     8,648,750
                                                                                                    ------------
                                                                                                      40,690,999
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (1.3%)
 180,000   PPG Industries, Inc....................................................................     8,336,250
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (1.4%)
 145,000   Electronic Data Systems Corp...........................................................     8,373,750
                                                                                                    ------------
           INTEGRATED OIL (3.7%)
 160,000   BP Amoco PLC (ADR) (United Kingdom)....................................................     7,660,000
  90,000   Exxon Mobil Corp.......................................................................     7,824,375
 128,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     7,752,000
                                                                                                    ------------
                                                                                                      23,236,375
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE/HEALTH INSURANCE (4.1%)
 200,000   Aegon N.V. (ARS) (Netherlands).........................................................  $  8,287,500
 118,000   Jefferson-Pilot Corp...................................................................     8,820,500
 175,000   Lincoln National Corp..................................................................     8,279,688
                                                                                                    ------------
                                                                                                      25,387,688
                                                                                                    ------------
           MAJOR BANKS (4.1%)
 190,000   Bank of America Corp...................................................................     8,716,250
 300,000   KeyCorp................................................................................     8,400,000
  50,000   Morgan (J.P.) & Co., Inc...............................................................     8,275,000
                                                                                                    ------------
                                                                                                      25,391,250
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (1.3%)
 160,000   Verizon Communications Inc.............................................................     8,020,000
                                                                                                    ------------
           MANAGED HEALTH CARE (0.8%)
 125,000   Aetna Inc..............................................................................     5,132,813
                                                                                                    ------------
           MOTOR VEHICLES (3.7%)
 185,000   DaimlerChrysler AG (Germany)...........................................................     7,622,000
 330,000   Ford Motor Co..........................................................................     7,734,375
 150,000   General Motors Corp....................................................................     7,640,625
                                                                                                    ------------
                                                                                                      22,997,000
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (1.4%)
 270,000   Pitney Bowes, Inc......................................................................     8,943,750
                                                                                                    ------------
           OIL & GAS PIPELINES (2.8%)
 120,000   El Paso Energy Corp....................................................................     8,595,000
 105,000   Enron Corp.............................................................................     8,728,125
                                                                                                    ------------
                                                                                                      17,323,125
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.3%)
 119,000   Kerr-McGee Corp........................................................................     7,965,563
                                                                                                    ------------
           OIL REFINING/MARKETING (2.7%)
 270,000   Sunoco, Inc............................................................................     9,095,625
 275,000   USX-Marathon Group.....................................................................     7,631,250
                                                                                                    ------------
                                                                                                      16,726,875
                                                                                                    ------------
           OTHER METALS/MINERALS (1.4%)
 157,000   Phelps Dodge Corp......................................................................     8,762,563
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (5.5%)
 137,000   American Home Products Corp............................................................     8,706,350
 120,000   Bristol-Myers Squibb Co................................................................     8,872,500
 136,000   Pharmacia Corp.........................................................................     8,296,000
 145,000   Schering-Plough Corp...................................................................     8,228,750
                                                                                                    ------------
                                                                                                      34,103,600
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PULP & PAPER (2.8%)
 215,000   International Paper Co.................................................................  $  8,774,688
 280,000   Mead Corp..............................................................................     8,785,000
                                                                                                    ------------
                                                                                                      17,559,688
                                                                                                    ------------
           RAILROADS (2.8%)
 310,000   Burlington Northern Santa Fe Corp......................................................     8,776,875
 320,000   CSX Corp...............................................................................     8,300,000
                                                                                                    ------------
                                                                                                      17,076,875
                                                                                                    ------------
           RECREATIONAL PRODUCTS (1.3%)
 205,000   Eastman Kodak Co.......................................................................     8,071,875
                                                                                                    ------------
           SEMICONDUCTORS (1.2%)
 240,000   Intel Corp.............................................................................     7,260,000
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.9%)
 185,000   Caterpillar, Inc.......................................................................     8,752,813
 195,000   Deere & Co.............................................................................     8,933,438
                                                                                                    ------------
                                                                                                      17,686,251
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $559,570,731)....................................................................   616,903,006
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (0.9%)
           U.S. GOVERNMENT AGENCY (a) (0.9%)
$  5,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $5,599,106)..................     5,599,106
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.0%)
     118   The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $118,454) (b)
             (COST $118,404)......................................................................       118,404
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (COST $5,717,510)......................................................................     5,717,510
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST $565,288,241) (c)...................................................................  100.1%  $ 622,620,516

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.1)       (371,813)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 622,248,703
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
ARS  American Registered Shares.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $112,714 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $120,774.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $100,948,178 and the aggregate gross unrealized depreciation is $43,615,903, resulting in net unrealized appreciation of $57,332,275.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.7%)
           ADVERTISING/MARKETING SERVICES (0.4%)
   8,000   Interpublic Group of Companies, Inc....................................................  $    340,500
   4,000   Omnicom Group, Inc.....................................................................       331,500
                                                                                                    ------------
                                                                                                         672,000
                                                                                                    ------------
           AEROSPACE & DEFENSE (1.8%)
   9,400   Boeing Co..............................................................................       620,400
   6,400   General Dynamics Corp..................................................................       499,200
  11,700   Goodrich (B.F.) Co. (The)..............................................................       425,587
  16,800   Lockheed Martin Corp...................................................................       570,360
   6,300   Northrop Grumman Corp..................................................................       522,900
  16,100   Raytheon Co. (Class B).................................................................       500,106
   5,200   Textron, Inc...........................................................................       241,800
                                                                                                    ------------
                                                                                                       3,380,353
                                                                                                    ------------
           AGRICULTURAL COMMODITIES/MILLING (0.3%)
  30,660   Archer-Daniels-Midland Co..............................................................       459,900
                                                                                                    ------------
           AIR FREIGHT/COURIERS (0.2%)
   8,700   FedEx Corp.*...........................................................................       347,652
                                                                                                    ------------
           AIRLINES (1.0%)
  10,100   AMR Corp.*.............................................................................       395,794
   6,800   Delta Air Lines, Inc...................................................................       341,275
  19,950   Southwest Airlines Co..................................................................       668,923
  12,500   US Airways Group Inc.*.................................................................       507,031
                                                                                                    ------------
                                                                                                       1,913,023
                                                                                                    ------------
           ALTERNATIVE POWER GENERATION (0.3%)
   9,100   AES Corp. (The)*.......................................................................       503,912
                                                                                                    ------------
           ALUMINUM (0.6%)
  11,200   Alcan Aluminum Ltd. (Canada)...........................................................       382,900
  23,296   Alcoa, Inc.............................................................................       780,416
                                                                                                    ------------
                                                                                                       1,163,316
                                                                                                    ------------
           APPAREL/FOOTWEAR (1.2%)
   8,600   Liz Claiborne, Inc.....................................................................       357,975
   8,300   Nike, Inc. (Class B)...................................................................       463,244
  26,300   Reebok International Ltd.*.............................................................       719,042
  21,100   Russell Corp...........................................................................       325,731
  12,000   VF Corp................................................................................       434,880
                                                                                                    ------------
                                                                                                       2,300,872
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.7%)
   8,750   Gap, Inc. (The)........................................................................       223,125
  18,900   Limited, Inc. (The)....................................................................       322,481
  12,900   Nordstrom, Inc.........................................................................       234,619
  16,900   TJX Companies, Inc. (The)..............................................................       468,975
                                                                                                    ------------
                                                                                                       1,249,200
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           AUTO PARTS: O.E.M. (0.7%)
  11,400   Dana Corp..............................................................................  $    174,562
  21,200   Delphi Automotive Systems Corp.........................................................       238,500
   4,500   Eaton Corp.............................................................................       338,344
   5,700   Johnson Controls, Inc..................................................................       296,400
   6,300   TRW Inc................................................................................       244,125
   1,821   Visteon Corp...........................................................................        20,941
                                                                                                    ------------
                                                                                                       1,312,872
                                                                                                    ------------
           AUTOMOTIVE AFTERMARKET (0.3%)
  24,100   Cooper Tire & Rubber Co................................................................       256,062
  13,400   Goodyear Tire & Rubber Co. (The).......................................................       308,066
                                                                                                    ------------
                                                                                                         564,128
                                                                                                    ------------
           BEVERAGES: ALCOHOLIC (0.8%)
  10,800   Anheuser-Busch Companies, Inc..........................................................       491,400
   5,900   Brown-Forman Corp. (Class B)...........................................................       392,350
   7,100   Coors (Adolph) Co. (Class B)...........................................................       570,219
                                                                                                    ------------
                                                                                                       1,453,969
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (0.6%)
   6,600   Coca-Cola Co...........................................................................       402,187
  16,900   Coca-Cola Enterprises Inc..............................................................       321,100
   9,600   PepsiCo, Inc...........................................................................       475,800
                                                                                                    ------------
                                                                                                       1,199,087
                                                                                                    ------------
           BIOTECHNOLOGY (0.4%)
   6,200   Amgen Inc.*............................................................................       396,412
   4,300   Biogen, Inc.*..........................................................................       258,269
   2,000   MedImmune, Inc.*.......................................................................        95,375
                                                                                                    ------------
                                                                                                         750,056
                                                                                                    ------------
           BROADCASTING (0.1%)
   4,800   Clear Channel Communications, Inc.*....................................................       232,500
                                                                                                    ------------
           BUILDING PRODUCTS (0.2%)
  14,500   Masco Corp.............................................................................       372,469
                                                                                                    ------------
           CABLE/SATELLITE TV (0.2%)
   7,500   Comcast Corp. (Class A Special)*.......................................................       313,125
                                                                                                    ------------
           CASINO/GAMING (0.2%)
  16,200   Harrah's Entertainment, Inc.*..........................................................       427,275
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
  10,200   Dow Chemical Co........................................................................  $    373,575
   6,000   DuPont (E.I.) de Nemours & Co., Inc....................................................       289,875
   7,900   Eastman Chemical Co....................................................................       385,125
  20,100   Hercules Inc.*.........................................................................       383,156
   9,700   Rohm & Haas Co.........................................................................       352,231
   6,900   Union Carbide Corp.....................................................................       371,306
                                                                                                    ------------
                                                                                                       2,155,268
                                                                                                    ------------
           CHEMICALS: SPECIALTY (1.4%)
  10,800   Air Products & Chemicals, Inc..........................................................       442,800
  18,200   Engelhard Corp.........................................................................       370,825
   6,800   FMC Corp.*.............................................................................       487,475
  27,000   Grace (W. R.) & Co.*...................................................................        86,062
   9,500   Great Lakes Chemical Corp..............................................................       353,281
   8,800   Praxair, Inc...........................................................................       390,500
  13,200   Sigma-Aldrich Corp.....................................................................       518,925
                                                                                                    ------------
                                                                                                       2,649,868
                                                                                                    ------------
           COMMERCIAL PRINTING/FORMS (0.4%)
  11,900   Deluxe Corp............................................................................       300,713
  14,600   Donnelley (R.R.) & Sons Co.............................................................       394,200
                                                                                                    ------------
                                                                                                         694,913
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (0.3%)
   6,400   Adaptec, Inc.*.........................................................................        65,600
   6,466   Avaya Inc.*............................................................................        66,681
  12,700   Cabletron Systems, Inc.*...............................................................       191,294
   5,100   Cisco Systems, Inc.*...................................................................       195,075
                                                                                                    ------------
                                                                                                         518,650
                                                                                                    ------------
           COMPUTER PERIPHERALS (0.4%)
   5,600   EMC Corp.*.............................................................................       372,400
   4,000   Lexmark International Group, Inc.*.....................................................       177,250
   4,200   Network Appliance, Inc.*...............................................................       269,784
                                                                                                    ------------
                                                                                                         819,434
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (1.0%)
   5,600   Apple Computer, Inc.*..................................................................        83,300
  12,400   COMPAQ Computer Corp...................................................................       186,620
   7,300   Dell Computer Corp.*...................................................................       127,294
   5,700   Gateway, Inc.*.........................................................................       102,543
   5,600   Hewlett-Packard Co.....................................................................       176,750
   3,300   International Business Machines Corp...................................................       280,500
   8,000   NCR Corp.*.............................................................................       393,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,899   Palm, Inc.*............................................................................  $    251,953
   7,800   Sun Microsystems, Inc.*................................................................       217,425
                                                                                                    ------------
                                                                                                       1,819,385
                                                                                                    ------------
           CONSTRUCTION MATERIALS (0.2%)
   8,500   Vulcan Materials Co....................................................................       406,937
                                                                                                    ------------
           CONSUMER SUNDRIES (0.1%)
  17,300   American Greetings Corp. (Class A).....................................................       163,269
                                                                                                    ------------
           CONTAINERS/PACKAGING (1.0%)
   9,400   Ball Corp..............................................................................       432,987
   9,600   Bemis Company, Inc.....................................................................       322,200
  18,900   Crown Cork & Seal Co., Inc.*...........................................................       140,569
  34,500   Pactiv Corp.*..........................................................................       426,937
   6,900   Sealed Air Corp.*......................................................................       210,450
   6,200   Temple-Inland, Inc.....................................................................       332,475
                                                                                                    ------------
                                                                                                       1,865,618
                                                                                                    ------------
           CONTRACT DRILLING (0.4%)
  13,600   Rowan Companies, Inc.*.................................................................       367,200
   6,500   Transocean Sedco Forex Inc.............................................................       299,000
                                                                                                    ------------
                                                                                                         666,200
                                                                                                    ------------
           DATA PROCESSING SERVICES (0.9%)
   8,100   Automatic Data Processing, Inc.........................................................       512,831
  15,700   Ceridian Corp.*........................................................................       313,019
   8,300   First Data Corp........................................................................       437,306
  10,050   Paychex, Inc...........................................................................       488,681
                                                                                                    ------------
                                                                                                       1,751,837
                                                                                                    ------------
           DEPARTMENT STORES (1.1%)
  20,900   Dillard's, Inc. (Class A)..............................................................       246,881
  12,000   Federated Department Stores, Inc.*.....................................................       420,000
   8,800   Kohl's Corp.*..........................................................................       536,800
  10,800   May Department Stores Co...............................................................       353,700
  20,600   Penney (J.C.) Co., Inc.................................................................       224,025
  10,500   Sears, Roebuck & Co....................................................................       364,875
                                                                                                    ------------
                                                                                                       2,146,281
                                                                                                    ------------
           DISCOUNT STORES (1.0%)
  22,800   Consolidated Stores Corp.*.............................................................       242,250
   8,400   Costco Wholesale Corp.*................................................................       335,475
  17,500   Dollar General Corp....................................................................       330,312
  39,600   Kmart Corp.*...........................................................................       210,375
  11,600   Target Corp............................................................................       374,100
   6,300   Wal-Mart Stores, Inc...................................................................       334,687
                                                                                                    ------------
                                                                                                       1,827,199
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DRUGSTORE CHAINS (0.8%)
  10,100   CVS Corp...............................................................................  $    605,369
  15,000   Longs Drug Stores Corp.................................................................       361,875
  26,500   Rite Aid Corp.*........................................................................        62,937
  13,200   Walgreen Co............................................................................       551,925
                                                                                                    ------------
                                                                                                       1,582,106
                                                                                                    ------------
           ELECTRIC UTILITIES (7.0%)
   9,700   Ameren Corp............................................................................       449,231
  16,000   American Electric Power Co., Inc.......................................................       744,000
  14,300   Cinergy Corp...........................................................................       502,287
  15,800   CMS Energy Corp........................................................................       500,662
  10,300   Consolidated Edison, Inc...............................................................       396,550
  12,000   Constellation Energy Group, Inc........................................................       540,750
   8,000   Dominion Resources, Inc................................................................       536,000
   9,900   DTE Energy Co..........................................................................       385,481
   6,300   Duke Energy Corp.......................................................................       537,075
  18,400   Edison International...................................................................       287,500
  15,000   Entergy Corp...........................................................................       634,687
   9,000   Exelon Corp............................................................................       631,890
  14,900   FirstEnergy Corp.......................................................................       470,281
   7,500   FPL Group, Inc.........................................................................       538,125
  10,400   GPU, Inc...............................................................................       382,850
  23,400   Niagara Mohawk Holdings Inc.*..........................................................       390,487
   6,992   NiSource Inc...........................................................................       215,004
  15,300   PG & E Corp............................................................................       306,000
  11,200   Pinnacle West Capital Corp.............................................................       533,400
  14,300   PPL Corp...............................................................................       646,181
  15,000   Progress Energy Inc....................................................................       737,812
  10,700   Public Service Enterprise Group, Inc...................................................       520,287
  13,500   Reliant Energy, Inc....................................................................       584,719
  13,600   Southern Co. (The).....................................................................       452,200
   9,900   TXU Corp...............................................................................       438,694
  24,000   Xcel Energy, Inc.......................................................................       697,500
                                                                                                    ------------
                                                                                                      13,059,653
                                                                                                    ------------
           ELECTRICAL PRODUCTS (1.1%)
  10,000   American Power Conversion Corp.*.......................................................       123,750
   8,800   Cooper Industries, Inc.................................................................       404,250
   6,400   Emerson Electric Co....................................................................       504,400
   7,000   Molex Inc..............................................................................       248,500
  14,200   National Service Industries, Inc.......................................................       364,762
   4,000   Power-One, Inc.*.......................................................................       157,250
  13,800   Thomas & Betts Corp....................................................................       223,387
                                                                                                    ------------
                                                                                                       2,026,299
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ELECTRONIC COMPONENTS (0.3%)
   2,000   Sanmina Corp.*.........................................................................  $    153,250
   9,400   Solectron Corp.*.......................................................................       318,660
                                                                                                    ------------
                                                                                                         471,910
                                                                                                    ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (1.0%)
   6,000   Agilent Technologies, Inc.*............................................................       328,500
   3,000   JDS Uniphase Corp.*....................................................................       125,062
   6,000   PerkinElmer, Inc.......................................................................       630,000
   8,300   Rockwell International Corp............................................................       395,287
  12,000   Tektronix, Inc.*.......................................................................       404,250
  17,000   Xerox Corp.............................................................................        78,625
                                                                                                    ------------
                                                                                                       1,961,724
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
   4,100   Applied Materials, Inc.*...............................................................       156,569
   6,200   KLA-Tencor Corp.*......................................................................       208,862
   5,000   Novellus Systems, Inc.*................................................................       179,687
   4,500   Teradyne, Inc.*........................................................................       167,625
                                                                                                    ------------
                                                                                                         712,743
                                                                                                    ------------
           ELECTRONICS/APPLIANCE STORES (0.3%)
   5,400   Best Buy Co., Inc.*....................................................................       159,637
  10,600   Circuit City Stores, Inc. - Circuit City Group.........................................       121,900
   8,200   RadioShack Corp........................................................................       351,062
                                                                                                    ------------
                                                                                                         632,599
                                                                                                    ------------
           ELECTRONICS/APPLIANCES (0.4%)
   9,600   Maytag Corp............................................................................       310,200
  17,100   Polaroid Corp..........................................................................        99,394
   6,600   Whirlpool Corp.........................................................................       314,737
                                                                                                    ------------
                                                                                                         724,331
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.2%)
  10,100   Fluor Corp. (New)......................................................................       333,931
                                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.7%)
  44,900   Allied Waste Industries, Inc.*.........................................................       653,856
  21,200   Waste Management, Inc..................................................................       588,300
                                                                                                    ------------
                                                                                                       1,242,156
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (2.4%)
   8,100   Capital One Financial Corp.............................................................       533,081
   9,000   CIT Group, Inc. (The) (Series A).......................................................       181,125
  12,500   Countrywide Credit Industries, Inc.....................................................       628,125
   5,600   Fannie Mae.............................................................................       485,800
   6,700   Freddie Mac............................................................................       461,462
   8,800   Household International, Inc...........................................................       484,000
  14,100   MBNA Corp..............................................................................       520,819

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,200   Providian Financial Corp...............................................................  $    471,500
  13,700   Ryder System, Inc......................................................................       227,762
   8,600   USA Education Inc......................................................................       584,800
                                                                                                    ------------
                                                                                                       4,578,474
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (0.8%)
   7,700   American Express Co....................................................................       423,019
  15,000   Citigroup, Inc.........................................................................       765,937
  22,100   Conseco, Inc...........................................................................       291,444
                                                                                                    ------------
                                                                                                       1,480,400
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.6%)
  14,100   Equifax, Inc...........................................................................       404,494
   6,900   McGraw-Hill Companies, Inc.............................................................       404,512
  10,900   Moody's Corporation....................................................................       279,994
                                                                                                    ------------
                                                                                                       1,089,000
                                                                                                    ------------
           FOOD DISTRIBUTORS (0.5%)
  18,400   Supervalu, Inc.........................................................................       255,300
  22,400   SYSCO Corp.............................................................................       672,000
                                                                                                    ------------
                                                                                                         927,300
                                                                                                    ------------
           FOOD RETAIL (1.0%)
  10,500   Albertson's, Inc.......................................................................       278,250
  16,800   Great Atlantic & Pacific Tea Co., Inc.*................................................       117,600
  18,900   Kroger Co.*............................................................................       511,481
   9,600   Safeway Inc.*..........................................................................       600,000
  19,000   Winn-Dixie Stores, Inc.................................................................       368,125
                                                                                                    ------------
                                                                                                       1,875,456
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
  10,300   Campbell Soup Co.......................................................................       356,637
   9,500   General Mills, Inc.....................................................................       423,344
   9,300   Heinz (H.J.) Co........................................................................       441,169
  12,400   Kellogg Co.............................................................................       325,500
   5,500   Quaker Oats Company (The)..............................................................       535,562
  13,400   Ralston-Ralston Purina Group...........................................................       350,075
  17,000   Sara Lee Corp..........................................................................       417,562
   6,500   Unilever N.V. (Netherlands)............................................................       409,094
                                                                                                    ------------
                                                                                                       3,258,943
                                                                                                    ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  18,700   ConAgra, Inc...........................................................................       486,200
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.5%)
   6,900   Hershey Foods Corp.....................................................................       444,187
   4,500   Wrigley (Wm.) Jr. Co...................................................................       431,156
                                                                                                    ------------
                                                                                                         875,343
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOREST PRODUCTS (0.3%)
  24,800   Louisiana-Pacific Corp.................................................................  $    251,100
   6,200   Weyerhaeuser Co........................................................................       314,650
                                                                                                    ------------
                                                                                                         565,750
                                                                                                    ------------
           GAS DISTRIBUTORS (1.0%)
   9,800   Nicor Inc..............................................................................       423,237
  12,300   ONEOK, Inc.............................................................................       591,937
  10,900   Peoples Energy Corp....................................................................       487,775
  17,400   Sempra Energy..........................................................................       404,550
                                                                                                    ------------
                                                                                                       1,907,499
                                                                                                    ------------
           HOME BUILDING (0.9%)
  13,700   Centex Corp............................................................................       514,606
  17,000   Kaufman & Broad Home Corp..............................................................       572,687
  15,000   Pulte Corp.............................................................................       632,812
                                                                                                    ------------
                                                                                                       1,720,105
                                                                                                    ------------
           HOME FURNISHINGS (0.5%)
  17,200   Leggett & Platt, Inc...................................................................       325,725
  12,500   Newell Rubbermaid, Inc.................................................................       284,375
  20,500   Tupperware Corp........................................................................       418,969
                                                                                                    ------------
                                                                                                       1,029,069
                                                                                                    ------------
           HOME IMPROVEMENT CHAINS (0.3%)
   6,300   Home Depot, Inc. (The).................................................................       287,831
   6,800   Lowe's Companies, Inc..................................................................       302,600
                                                                                                    ------------
                                                                                                         590,431
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (0.9%)
  11,100   HCA - The Healthcare Corp..............................................................       488,511
  22,000   Manor Care, Inc.*......................................................................       453,750
  18,400   Tenet Healthcare Corp.*................................................................       817,650
                                                                                                    ------------
                                                                                                       1,759,911
                                                                                                    ------------
           HOTELS/RESORTS/CRUISELINES (0.7%)
  14,400   Carnival Corp..........................................................................       443,700
  39,600   Hilton Hotels Corp.....................................................................       415,800
  10,500   Marriott International, Inc. (Class A).................................................       443,625
                                                                                                    ------------
                                                                                                       1,303,125
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (1.7%)
  13,000   Alberto-Culver Co. (Class B)...........................................................       556,562
  11,900   Avon Products, Inc.....................................................................       569,712
   9,100   Clorox Co..............................................................................       323,050
   6,700   Colgate-Palmolive Co...................................................................       432,485
   9,100   Gillette Co............................................................................       328,737
   9,300   International Flavors & Fragrances, Inc................................................       188,906

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,300   Kimberly-Clark Corp....................................................................  $    445,347
   5,400   Procter & Gamble Co. (The).............................................................       423,562
                                                                                                    ------------
                                                                                                       3,268,361
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (1.4%)
   8,100   General Electric Co....................................................................       388,294
   8,300   Honeywell International, Inc...........................................................       392,694
   4,300   Minnesota Mining & Manufacturing Co....................................................       518,150
  14,000   Tyco International Ltd. (Bermuda)......................................................       777,000
   6,200   United Technologies Corp...............................................................       487,475
                                                                                                    ------------
                                                                                                       2,563,613
                                                                                                    ------------
           INDUSTRIAL MACHINERY (0.8%)
   5,000   Illinois Tool Works Inc................................................................       297,812
   7,400   Ingersoll-Rand Co......................................................................       309,875
  40,900   McDermott International, Inc.*.........................................................       439,675
   9,100   Parker-Hannifin Corp...................................................................       401,537
                                                                                                    ------------
                                                                                                       1,448,899
                                                                                                    ------------
           INDUSTRIAL SPECIALTIES (0.9%)
  10,300   Ecolab, Inc............................................................................       444,831
   6,900   Millipore Corp.........................................................................       434,700
   6,200   PPG Industries, Inc....................................................................       287,137
  16,500   Sherwin-Williams Co....................................................................       434,156
                                                                                                    ------------
                                                                                                       1,600,824
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  18,000   Citrix Systems, Inc.*..................................................................       405,000
   4,800   Computer Sciences Corp.*...............................................................       288,600
   7,000   Electronic Data Systems Corp...........................................................       404,250
  18,000   PeopleSoft, Inc.*......................................................................       669,375
   5,000   Sapient Corp.*.........................................................................        59,687
  27,000   Unisys Corp.*..........................................................................       394,875
                                                                                                    ------------
                                                                                                       2,221,787
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.4%)
  10,500   AON Corp...............................................................................       359,625
   3,800   Marsh & McLennan Companies, Inc........................................................       444,600
                                                                                                    ------------
                                                                                                         804,225
                                                                                                    ------------
           INTEGRATED OIL (1.7%)
   6,200   Amerada Hess Corp......................................................................       452,987
   3,800   Chevron Corp...........................................................................       320,862
  14,200   Conoco, Inc. (Class B).................................................................       410,913
   5,100   Exxon Mobil Corp.......................................................................       443,381
   7,000   Phillips Petroleum Co..................................................................       398,125
   6,000   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................       363,375
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Texaco, Inc............................................................................  $    372,750
  11,000   Unocal Corp............................................................................       425,563
                                                                                                    ------------
                                                                                                       3,187,956
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (0.2%)
   5,300   America Online, Inc.*..................................................................       184,440
   4,000   BroadVision, Inc.*.....................................................................        47,250
   2,700   Yahoo! Inc.*...........................................................................        81,464
                                                                                                    ------------
                                                                                                         313,154
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (1.2%)
   8,820   Bear Stearns Companies, Inc............................................................       447,064
   8,200   Lehman Brothers Holdings, Inc..........................................................       554,525
   7,400   Merrill Lynch & Co., Inc...............................................................       504,588
   4,600   Morgan Stanley Dean Witter & Co........................................................       364,550
  10,200   Schwab (Charles) Corp..................................................................       289,425
                                                                                                    ------------
                                                                                                       2,160,152
                                                                                                    ------------
           INVESTMENT MANAGERS (0.6%)
  10,500   Franklin Resources, Inc................................................................       400,050
   9,400   Stilwell Financial, Inc................................................................       370,713
   8,800   T. Rowe Price Group Inc................................................................       371,938
                                                                                                    ------------
                                                                                                       1,142,701
                                                                                                    ------------
           LIFE/HEALTH INSURANCE (1.5%)
   7,500   AFLAC, Inc.............................................................................       541,406
   5,300   American General Corp..................................................................       431,950
   5,100   Jefferson-Pilot Corp...................................................................       381,225
   9,800   Lincoln National Corp..................................................................       463,663
  12,800   Torchmark Corp.........................................................................       492,000
  21,100   UnumProvident Corp.....................................................................       567,063
                                                                                                    ------------
                                                                                                       2,877,307
                                                                                                    ------------
           MAJOR BANKS (4.7%)
   6,400   Bank of America Corp...................................................................       293,600
  10,000   Bank of New York Co., Inc..............................................................       551,875
  10,600   Bank One Corp..........................................................................       388,225
  11,500   BB&T Corp..............................................................................       429,094
   6,450   Chase Manhattan Corp. (The)*...........................................................       293,072
   7,000   Comerica, Inc..........................................................................       415,625
  10,300   First Union Corp.......................................................................       286,469
  11,200   FleetBoston Financial Corp.............................................................       420,700
  18,260   Huntington Bancshares, Inc.............................................................       295,584
  16,000   KeyCorp................................................................................       448,000
   9,600   Mellon Financial Corp..................................................................       472,200
   2,900   Morgan (J.P.) & Co., Inc...............................................................       479,950
  15,400   National City Corp.....................................................................       442,750
   7,200   PNC Financial Services Group, Inc......................................................       526,050
  12,100   SouthTrust Corp........................................................................       492,319

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   3,900   State Street Corp......................................................................  $    484,419
  11,500   Summit Bancorp.........................................................................       439,156
   5,600   SunTrust Banks, Inc....................................................................       352,800
  15,400   U.S. Bancorp...........................................................................       449,488
   4,600   Wachovia Corp..........................................................................       267,375
   9,900   Wells Fargo & Co.......................................................................       551,306
                                                                                                    ------------
                                                                                                       8,780,057
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (1.1%)
   4,900   ALLTEL Corp............................................................................       305,944
  13,005   AT&T Corp..............................................................................       225,149
   8,000   BellSouth Corp.........................................................................       327,500
   8,300   SBC Communications, Inc................................................................       396,325
   6,800   Sprint Corp. (FON Group)...............................................................       138,125
  12,566   Verizon Communications Inc.............................................................       629,871
   7,000   WorldCom, Inc.*........................................................................        98,000
                                                                                                    ------------
                                                                                                       2,120,914
                                                                                                    ------------
           MANAGED HEALTH CARE (1.5%)
   6,200   Aetna Inc.*............................................................................       254,588
   4,500   CIGNA Corp.............................................................................       595,350
  43,100   Humana, Inc.*..........................................................................       657,275
  10,400   UnitedHealth Group Inc.................................................................       638,300
   5,400   Wellpoint Health Networks, Inc.*.......................................................       622,350
                                                                                                    ------------
                                                                                                       2,767,863
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.4%)
   9,700   Disney (Walt) Co. (The)................................................................       280,694
   3,900   Time Warner Inc........................................................................       203,736
   6,295   Viacom, Inc. (Class B) (Non-Voting)*...................................................       294,291
                                                                                                    ------------
                                                                                                         778,721
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (0.6%)
   6,000   Cardinal Health, Inc...................................................................       597,750
  15,100   McKesson HBOC, Inc.....................................................................       541,939
                                                                                                    ------------
                                                                                                       1,139,689
                                                                                                    ------------
           MEDICAL SPECIALTIES (3.0%)
  19,600   ALZA Corp. *...........................................................................       833,000
   6,400   Applera Corp. - Applied Biosystems Group...............................................       602,000
   7,400   Bard (C.R.), Inc.......................................................................       344,563
   5,900   Bausch & Lomb, Inc.....................................................................       238,581
   5,800   Baxter International, Inc..............................................................       512,213
  12,700   Becton, Dickinson & Co.................................................................       439,738
  13,000   Biomet, Inc............................................................................       515,938
  17,000   Boston Scientific Corp.*...............................................................       232,688
   5,400   Guidant Corp.*.........................................................................       291,263
   7,100   Medtronic, Inc.........................................................................       428,663
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  17,300   Pall Corp..............................................................................  $    368,706
  12,600   St. Jude Medical, Inc.*................................................................       774,113
                                                                                                    ------------
                                                                                                       5,581,466
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.3%)
  40,000   Healthsouth Corp.*.....................................................................       652,500
                                                                                                    ------------
           METAL FABRICATIONS (0.2%)
  19,500   Timken Co. (The).......................................................................       294,938
                                                                                                    ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.4%)
   5,000   Convergys Corp.*.......................................................................       226,563
  12,000   Sabre Holdings Corp.*..................................................................       517,500
                                                                                                    ------------
                                                                                                         744,063
                                                                                                    ------------
           MISCELLANEOUS MANUFACTURING (1.2%)
  17,600   Crane Co...............................................................................       500,500
   7,000   Danaher Corp...........................................................................       478,625
   9,200   Dover Corp.............................................................................       373,175
  10,100   ITT Industries, Inc....................................................................       391,375
  19,000   Thermo Electron Corp.*.................................................................       565,250
                                                                                                    ------------
                                                                                                       2,308,925
                                                                                                    ------------
           MOTOR VEHICLES (0.4%)
  11,363   Ford Motor Co..........................................................................       266,320
   4,900   General Motors Corp....................................................................       249,594
   7,400   Harley-Davidson, Inc...................................................................       294,150
                                                                                                    ------------
                                                                                                         810,064
                                                                                                    ------------
           MULTI-LINE INSURANCE (0.8%)
   5,250   American International Group, Inc......................................................       517,453
   7,500   Hartford Financial Services Group, Inc.................................................       529,688
  13,600   Safeco Corp............................................................................       447,100
                                                                                                    ------------
                                                                                                       1,494,241
                                                                                                    ------------
           OFFICE EQUIPMENT/SUPPLIES (0.3%)
   6,100   Avery Dennison Corp....................................................................       334,738
   7,100   Pitney Bowes, Inc......................................................................       235,188
                                                                                                    ------------
                                                                                                         569,926
                                                                                                    ------------
           OIL & GAS PIPELINES (1.1%)
   7,200   Coastal Corp. (The)....................................................................       635,850
   8,600   El Paso Energy Corp....................................................................       615,975
   5,400   Enron Corp.............................................................................       448,875
   9,000   Williams Companies, Inc. (The).........................................................       359,438
                                                                                                    ------------
                                                                                                       2,060,138
                                                                                                    ------------
           OIL & GAS PRODUCTION (1.3%)
   6,500   Anardarko Petroleum Corp...............................................................       462,020
   7,300   Apache Corp............................................................................       511,456

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  10,100   Burlington Resources, Inc..............................................................  $    510,050
   2,000   Devon Energy Corp......................................................................       121,940
   7,100   Kerr-McGee Corp........................................................................       475,256
  17,800   Occidental Petroleum Corp..............................................................       431,650
                                                                                                    ------------
                                                                                                       2,512,372
                                                                                                    ------------
           OIL REFINING/MARKETING (0.8%)
   9,700   Ashland, Inc...........................................................................       348,133
  13,400   Sunoco, Inc............................................................................       451,413
  12,500   Tosco Corp.............................................................................       424,219
  12,900   USX-Marathon Group.....................................................................       357,975
                                                                                                    ------------
                                                                                                       1,581,740
                                                                                                    ------------
           OILFIELD SERVICES/EQUIPMENT (0.7%)
  14,600   Baker Hughes Inc.......................................................................       606,813
   9,700   Halliburton Co.........................................................................       351,625
   5,100   Schlumberger, Ltd......................................................................       407,681
                                                                                                    ------------
                                                                                                       1,366,119
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.3%)
   8,500   Block (H.&R.), Inc.....................................................................       351,688
  21,000   Cendant Corp.*.........................................................................       202,125
                                                                                                    ------------
                                                                                                         553,813
                                                                                                    ------------
           OTHER CONSUMER SPECIALTIES (0.2%)
  12,000   Fortune Brands, Inc....................................................................       360,000
                                                                                                    ------------
           OTHER METALS/MINERALS (0.4%)
  18,200   Inco Ltd. (Canada)*....................................................................       305,032
   7,400   Phelps Dodge Corp......................................................................       413,013
                                                                                                    ------------
                                                                                                         718,045
                                                                                                    ------------
           PACKAGED SOFTWARE (1.5%)
   7,200   Adobe Systems, Inc.....................................................................       418,950
  12,000   Autodesk, Inc..........................................................................       323,250
  16,000   BMC Software, Inc.*....................................................................       224,000
  11,500   Computer Associates International, Inc.................................................       224,250
  27,200   Compuware Corp.*.......................................................................       170,000
   1,000   Mercury Interactive Corp.*.............................................................        90,250
   3,500   Microsoft Corp.*.......................................................................       151,813
  13,000   Novell, Inc.*..........................................................................        67,844
   9,400   Oracle Corp.*..........................................................................       273,188
  28,000   Parametric Technology Corp.*...........................................................       376,250
   5,000   Veritas Software Corp.*................................................................       437,500
                                                                                                    ------------
                                                                                                       2,757,295
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
   8,600   Watson Pharmaceuticals, Inc.*..........................................................       440,213
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PHARMACEUTICALS: MAJOR (2.3%)
   9,000   Abbott Laboratories....................................................................  $    435,938
   7,000   American Home Products Corp............................................................       444,850
   5,800   Bristol-Myers Squibb Co................................................................       428,838
   4,300   Johnson & Johnson......................................................................       451,769
   4,900   Lilly (Eli) & Co.......................................................................       456,006
   4,900   Merck & Co., Inc.......................................................................       458,763
  15,000   Pfizer, Inc............................................................................       690,000
   7,792   Pharmacia Corp.........................................................................       475,312
   8,600   Schering-Plough Corp...................................................................       488,050
                                                                                                    ------------
                                                                                                       4,329,526
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (0.4%)
   7,400   Allergan, Inc..........................................................................       716,413
                                                                                                    ------------
           PRECIOUS METALS (0.7%)
  18,900   Barrick Gold Corp. (Canada)............................................................       309,582
  28,800   Freeport-McMoRan Copper & Gold, Inc. (Class B)*........................................       246,600
  48,400   Homestake Mining Co....................................................................       202,675
  17,400   Newmont Mining Corp....................................................................       296,888
  35,800   Placer Dome Inc. (Canada)..............................................................       344,575
                                                                                                    ------------
                                                                                                       1,400,320
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
  13,800   Allstate Corp. (The)...................................................................       601,163
   6,300   Chubb Corp. (The)......................................................................       544,950
   9,900   Cincinnati Financial Corp..............................................................       391,669
   6,400   Loews Corp.............................................................................       662,800
   4,300   Progressive Corp.......................................................................       445,588
  10,800   St. Paul Companies, Inc................................................................       586,575
                                                                                                    ------------
                                                                                                       3,232,745
                                                                                                    ------------
           PUBLISHING: BOOKS/MAGAZINES (0.4%)
   8,400   Harcourt General, Inc..................................................................       480,480
  11,300   Meredith Corp..........................................................................       363,719
                                                                                                    ------------
                                                                                                         844,199
                                                                                                    ------------
           PUBLISHING: NEWSPAPERS (0.9%)
   5,700   Dow Jones & Co., Inc...................................................................       322,763
   4,800   Gannett Co., Inc.......................................................................       302,700
   6,100   Knight-Ridder, Inc.....................................................................       346,938
   8,900   New York Times Co. (The) (Class A).....................................................       356,556
   8,000   Tribune Co.............................................................................       338,000
                                                                                                    ------------
                                                                                                       1,666,957
                                                                                                    ------------
           PULP & PAPER (1.5%)
  10,000   Boise Cascade Corp.....................................................................       336,250
  13,522   Georgia-Pacific Corp...................................................................       420,872
  12,821   International Paper Co.................................................................       523,257

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  11,000   Mead Corp..............................................................................  $    345,125
   9,300   Potlatch Corp..........................................................................       312,131
  13,300   Westvaco Corp..........................................................................       388,194
   9,200   Willamette Industries, Inc.............................................................       431,825
                                                                                                    ------------
                                                                                                       2,757,654
                                                                                                    ------------
           RAILROADS (0.7%)
  13,500   Burlington Northern Santa Fe Corp......................................................       382,219
  12,400   CSX Corp...............................................................................       321,625
  20,000   Norfolk Southern Corp..................................................................       266,250
   7,800   Union Pacific Corp.....................................................................       395,850
                                                                                                    ------------
                                                                                                       1,365,944
                                                                                                    ------------
           RECREATIONAL PRODUCTS (0.6%)
  15,600   Brunswick Corp.........................................................................       256,425
   5,400   Eastman Kodak Co.......................................................................       212,625
  26,000   Hasbro, Inc............................................................................       276,250
  28,400   Mattel, Inc............................................................................       410,096
                                                                                                    ------------
                                                                                                       1,155,396
                                                                                                    ------------
           REGIONAL BANKS (1.8%)
  19,600   AmSouth Bancorporation.................................................................       298,900
   8,043   Fifth Third Bancorp....................................................................       480,569
  17,200   Firstar Corp...........................................................................       399,900
   6,100   Northern Trust Corp....................................................................       497,531
  10,185   Old Kent Financial Corp................................................................       445,594
  13,600   Regions Financial Corp.................................................................       371,450
  17,800   Synovus Financial Corp.................................................................       479,488
  10,000   Union Planters Corp....................................................................       357,500
                                                                                                    ------------
                                                                                                       3,330,932
                                                                                                    ------------
           RESTAURANTS (0.8%)
  19,600   Darden Restaurants, Inc................................................................       448,350
   9,100   McDonald's Corp........................................................................       309,400
  11,000   Tricon Global Restaurants, Inc.*.......................................................       363,000
  16,100   Wendy's International, Inc.............................................................       422,625
                                                                                                    ------------
                                                                                                       1,543,375
                                                                                                    ------------
           SAVINGS BANKS (0.6%)
   3,045   Charter One Financial, Inc.............................................................        87,924
   7,000   Golden West Financial Corp.............................................................       472,500
  12,100   Washington Mutual, Inc.................................................................       642,056
                                                                                                    ------------
                                                                                                       1,202,480
                                                                                                    ------------
           SEMICONDUCTORS (1.1%)
   9,800   Advanced Micro Devices, Inc.*..........................................................       135,363
   6,000   Altera Corp.*..........................................................................       157,875
   4,600   Analog Devices, Inc.*..................................................................       235,463
   1,500   Broadcom Corp. (Class A)*..............................................................       126,750
   7,500   Conexant Systems, Inc.*................................................................       115,313
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,600   Intel Corp.............................................................................  $    169,400
   2,000   Linear Technology Corp.................................................................        92,500
   7,100   LSI Logic Corp.*.......................................................................       121,339
   3,800   Maxim Integrated Products, Inc.*.......................................................       181,688
   4,600   Micron Technology, Inc.*...............................................................       163,300
   6,400   National Semiconductor Corp.*..........................................................       128,800
   4,400   Texas Instruments, Inc.................................................................       208,450
   4,700   Xilinx, Inc.*..........................................................................       216,788
                                                                                                    ------------
                                                                                                       2,053,029
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (0.5%)
  16,600   IMS Health Inc.........................................................................       448,200
  21,400   Quintiles Transnational Corp.*.........................................................       448,063
                                                                                                    ------------
                                                                                                         896,263
                                                                                                    ------------
           SPECIALTY INSURANCE (0.5%)
   6,800   MBIA, Inc..............................................................................       504,050
   7,100   MGIC Investment Corp...................................................................       478,806
                                                                                                    ------------
                                                                                                         982,856
                                                                                                    ------------
           SPECIALTY STORES (0.9%)
  12,000   AutoZone, Inc.*........................................................................       342,000
  20,000   Bed Bath & Beyond Inc.*................................................................       447,500
  40,000   Office Depot, Inc.*....................................................................       285,000
  18,200   Staples, Inc.*.........................................................................       214,988
  23,300   Toys 'R' Us, Inc.*.....................................................................       388,819
                                                                                                    ------------
                                                                                                       1,678,307
                                                                                                    ------------
           SPECIALTY TELECOMMUNICATIONS (0.4%)
   9,800   CenturyTel, Inc........................................................................       350,350
  10,600   Global Crossing Ltd. (Bermuda)*........................................................       151,713
   8,300   Qwest Communications International, Inc.*..............................................       340,300
                                                                                                    ------------
                                                                                                         842,363
                                                                                                    ------------
           STEEL (0.6%)
  16,600   Allegheny Technologies Inc.............................................................       263,525
  48,400   Bethlehem Steel Corp.*.................................................................        84,700
   7,900   Nucor Corp.............................................................................       313,531
  15,000   USX-U.S. Steel Group...................................................................       270,000
  26,400   Worthington Industries, Inc............................................................       212,850
                                                                                                    ------------
                                                                                                       1,144,606
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (1.2%)
  10,400   ADC Telecommunications, Inc.*..........................................................       188,500
  11,600   Andrew Corp.*..........................................................................       252,300
   3,800   Comverse Technology, Inc.*.............................................................       412,775
   4,800   Corning Inc............................................................................       253,500
   5,600   Lucent Technologies Inc................................................................        75,600
   9,170   Motorola, Inc..........................................................................       185,693

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   6,000   Nortel Networks Corp. (Canada).........................................................  $    192,375
   2,700   QUALCOMM Inc.*.........................................................................       221,906
   5,600   Scientific-Atlanta, Inc................................................................       182,350
   6,200   Tellabs, Inc.*.........................................................................       350,300
                                                                                                    ------------
                                                                                                       2,315,299
                                                                                                    ------------
           TEXTILES (0.2%)
  10,100   Springs Industries, Inc. (Class A).....................................................       327,619
                                                                                                    ------------
           TOBACCO (0.7%)
  15,200   Philip Morris Companies, Inc...........................................................       668,800
  20,200   UST, Inc...............................................................................       566,863
                                                                                                    ------------
                                                                                                       1,235,663
                                                                                                    ------------
           TOOLS/HARDWARE (0.8%)
   8,700   Black & Decker Corp....................................................................       341,475
   8,000   Briggs & Stratton Corp.................................................................       355,000
  11,900   Snap-On, Inc...........................................................................       331,713
  12,600   Stanley Works..........................................................................       392,963
                                                                                                    ------------
                                                                                                       1,421,151
                                                                                                    ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.0%)
   7,700   Caterpillar, Inc.......................................................................       364,306
   9,300   Cummins Engine Co., Inc................................................................       352,819
  10,100   Deere & Co.............................................................................       462,706
   8,600   Navistar International Corp.*..........................................................       225,213
   8,000   PACCAR, Inc............................................................................       394,000
                                                                                                    ------------
                                                                                                       1,799,044
                                                                                                    ------------
           WHOLESALE DISTRIBUTORS (0.4%)
  13,100   Genuine Parts Co.......................................................................       343,056
   9,000   Grainger (W.W.), Inc...................................................................       328,500
                                                                                                    ------------
                                                                                                         671,556
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.1%)
   5,200   Nextel Communications, Inc. (Class A)*.................................................       128,700
   6,200   Sprint Corp. (PCS Group)*..............................................................       126,713
                                                                                                    ------------
                                                                                                         255,413
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $137,175,710)....................................................................   183,446,217
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (0.9%)
           U.S. GOVERNMENT AGENCY
 $ 1,750   Federal National Mortgage Assoc. 5.75%
             due 01/02/01 (COST $1,749,721).......................................................  $  1,749,721
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $138,925,431) (b)...................................................................   98.6%    185,195,938

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4       2,581,363
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 187,777,301
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $62,120,045 and the aggregate gross unrealized depreciation is $15,849,538, resulting in net unrealized appreciation of $46,270,507.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   3,300   Omnicom Group, Inc......................................................................  $   273,487
                                                                                                     -----------
           AEROSPACE & DEFENSE (3.4%)
  35,800   General Dynamics Corp...................................................................    2,792,400
  69,400   General Motors Corp. (Class H)*.........................................................    1,596,200
   5,500   Textron, Inc............................................................................      255,750
                                                                                                     -----------
                                                                                                       4,644,350
                                                                                                     -----------
           APPAREL/FOOTWEAR RETAIL (0.7%)
  53,300   Limited, Inc. (The).....................................................................      909,431
                                                                                                     -----------
           BEVERAGES: ALCOHOLIC (1.6%)
  47,300   Anheuser-Busch Companies, Inc...........................................................    2,152,150
                                                                                                     -----------
           BEVERAGES: NON-ALCOHOLIC (1.2%)
   5,200   Coca-Cola Co............................................................................      316,875
  27,300   PepsiCo, Inc............................................................................    1,353,056
                                                                                                     -----------
                                                                                                       1,669,931
                                                                                                     -----------
           BIOTECHNOLOGY (1.4%)
   9,900   Amgen Inc.*.............................................................................      632,981
   4,600   CuraGen Corp.*..........................................................................      125,637
   7,600   Genentech, Inc.*........................................................................      619,400
   3,000   Invitrogen Corp.*.......................................................................      259,125
   9,100   Tularik Inc.*...........................................................................      267,881
                                                                                                     -----------
                                                                                                       1,905,024
                                                                                                     -----------
           CABLE/SATELLITE TV (2.6%)
 151,200   AT&T Corp. - Liberty Media Group (Class A)*.............................................    2,050,650
  32,400   Comcast Corp. (Class A Special)*........................................................    1,352,700
   4,300   Comcast Corp. (Class A)*................................................................      177,644
                                                                                                     -----------
                                                                                                       3,580,994
                                                                                                     -----------
           COMPUTER COMMUNICATIONS (5.1%)
   3,601   Brocade Communications Systems, Inc.*...................................................      330,535
 142,600   Cisco Systems, Inc.*....................................................................    5,454,450
   6,600   Juniper Networks, Inc.*.................................................................      832,012
   4,600   McDATA Corp. - (Class B)*...............................................................      251,850
                                                                                                     -----------
                                                                                                       6,868,847
                                                                                                     -----------
           COMPUTER PERIPHERALS (1.8%)
  25,900   EMC Corp.*..............................................................................    1,722,350
   9,100   QLogic Corp.*...........................................................................      700,700
                                                                                                     -----------
                                                                                                       2,423,050
                                                                                                     -----------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER PROCESSING HARDWARE (3.4%)
  65,500   Compaq Computer Corp....................................................................  $   985,775
  22,100   Hewlett-Packard Co......................................................................      697,531
  17,600   International Business Machines Corp....................................................    1,496,000
  52,200   Sun Microsystems, Inc.*.................................................................    1,455,075
                                                                                                     -----------
                                                                                                       4,634,381
                                                                                                     -----------
           DISCOUNT STORES (2.5%)
  23,400   Dollar Tree Stores, Inc.*...............................................................      573,300
  51,900   Wal-Mart Stores, Inc....................................................................    2,757,187
                                                                                                     -----------
                                                                                                       3,330,487
                                                                                                     -----------
           ELECTRONIC COMPONENTS (1.3%)
  21,300   Jabil Circuit, Inc.*....................................................................      540,487
  16,400   Sanmina Corp.*..........................................................................    1,256,650
                                                                                                     -----------
                                                                                                       1,797,137
                                                                                                     -----------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (0.5%)
  14,600   JDS Uniphase Corp.*.....................................................................      608,637
                                                                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.2%)
   5,500   Applied Materials, Inc.*................................................................      210,031
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.4%)
  42,000   Spectrasite Holdings, Inc.*.............................................................      556,500
                                                                                                     -----------
           FINANCE/RENTAL/LEASING (2.1%)
  41,700   Freddie Mac.............................................................................    2,872,087
                                                                                                     -----------
           FINANCIAL CONGLOMERATES (3.2%)
  20,300   American Express Co.....................................................................    1,115,231
  62,966   Citigroup, Inc..........................................................................    3,215,201
                                                                                                     -----------
                                                                                                       4,330,432
                                                                                                     -----------
           FOOD RETAIL (1.0%)
  22,700   Safeway Inc.*...........................................................................    1,418,750
                                                                                                     -----------
           FOOD: MAJOR DIVERSIFIED (0.6%)
   7,700   Quaker Oats Company (The)...............................................................      749,787
                                                                                                     -----------
           HOME IMPROVEMENT CHAINS (1.4%)
  41,050   Home Depot, Inc. (The)*.................................................................    1,875,472
                                                                                                     -----------
           HOSPITAL/NURSING MANAGEMENT (0.7%)
  20,200   HCA-The Healthcare Corp.................................................................      889,002
                                                                                                     -----------
           HOUSEHOLD/PERSONAL CARE (0.9%)
  15,200   Procter & Gamble Co. (The)..............................................................    1,192,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INDUSTRIAL CONGLOMERATES (17.5%)
 152,400   General Electric Co.....................................................................  $ 7,305,675
 188,600   Tyco International Ltd. (Bermuda).......................................................   10,467,300
  74,800   United Technologies Corp................................................................    5,881,150
                                                                                                     -----------
                                                                                                      23,654,125
                                                                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (0.3%)
  17,500   StorageNetworks, Inc.*..................................................................      434,219
                                                                                                     -----------
           INTERNET SOFTWARE/SERVICES (0.4%)
   4,600   BEA Systems, Inc.*......................................................................      309,638
   2,300   VeriSign, Inc.*.........................................................................      170,631
                                                                                                     -----------
                                                                                                         480,269
                                                                                                     -----------
           MAJOR BANKS (3.0%)
  51,800   Bank of New York Co., Inc...............................................................    2,858,713
  32,700   FleetBoston Financial Corp..............................................................    1,228,294
                                                                                                     -----------
                                                                                                       4,087,007
                                                                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.7%)
  54,923   Verizon Communications Inc..............................................................    2,752,982
  67,000   WorldCom, Inc.*.........................................................................      938,000
                                                                                                     -----------
                                                                                                       3,690,982
                                                                                                     -----------
           MEDIA CONGLOMERATES (1.5%)
  39,200   Time Warner Inc.........................................................................    2,047,808
                                                                                                     -----------
           MEDICAL SPECIALTIES (1.4%)
   6,900   Applera Corp. - Applied Biosystems Group................................................      649,031
  21,300   Medtronic, Inc..........................................................................    1,285,988
                                                                                                     -----------
                                                                                                       1,935,019
                                                                                                     -----------
           MULTI-LINE INSURANCE (1.6%)
  22,100   American International Group, Inc.......................................................    2,178,231
                                                                                                     -----------
           PACKAGED SOFTWARE (5.5%)
   8,400   i2 Technologies, Inc.*..................................................................      456,750
  16,300   Intuit Inc.*............................................................................      642,831
  67,700   Microsoft Corp.*........................................................................    2,936,488
  77,600   Oracle Corp.*...........................................................................    2,255,250
  13,775   Veritas Software Corp.*.................................................................    1,205,313
                                                                                                     -----------
                                                                                                       7,496,632
                                                                                                     -----------
           PHARMACEUTICALS: MAJOR (14.1%)
  13,400   Abbott Laboratories.....................................................................      649,063
  46,100   American Home Products Corp.............................................................    2,929,655
  27,400   Bristol-Myers Squibb Co.................................................................    2,025,888
  10,700   Johnson & Johnson.......................................................................    1,124,169
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   4,600   Lilly (Eli) & Co........................................................................  $   428,088
  20,600   Merck & Co., Inc........................................................................    1,928,675
 166,675   Pfizer Inc..............................................................................    7,667,050
  37,564   Pharmacia Corp..........................................................................    2,291,404
                                                                                                     -----------
                                                                                                      19,043,992
                                                                                                     -----------
           SEMICONDUCTORS (5.6%)
   9,100   Analog Devices, Inc.*...................................................................      465,806
   7,000   Broadcom Corp. (Class A)*...............................................................      591,500
  95,700   Intel Corp..............................................................................    2,894,925
  22,900   Maxim Integrated Products, Inc.*........................................................    1,094,906
   3,800   PMC - Sierra, Inc.*.....................................................................      298,775
  41,100   Texas Instruments, Inc..................................................................    1,947,113
   8,400   TranSwitch Corp.*.......................................................................      328,650
                                                                                                     -----------
                                                                                                       7,621,675
                                                                                                     -----------
           SPECIALTY STORES (0.3%)
  13,900   Tiffany & Co............................................................................      439,588
                                                                                                     -----------
           SPECIALTY TELECOMMUNICATIONS (0.7%)
  21,300   Efficient Networks, Inc.*...............................................................      284,888
  10,700   Qwest Communications International, Inc.*...............................................      438,700
   9,900   TyCom, Ltd.*............................................................................      221,513
                                                                                                     -----------
                                                                                                         945,101
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (5.2%)
  69,100   American Tower Corp. (Class A)*.........................................................    2,617,163
  10,700   CIENA Corp.*............................................................................      870,713
  17,500   Corning Inc.............................................................................      924,219
  16,800   Nokia Oyj (ADR) (Finland)...............................................................      730,800
  31,200   Nortel Networks Corp. (Canada)..........................................................    1,000,350
  27,200   Scientific-Atlanta, Inc.................................................................      885,700
                                                                                                     -----------
                                                                                                       7,028,945
                                                                                                     -----------
           TOBACCO (0.4%)
  11,400   Philip Morris Companies, Inc............................................................      501,600
                                                                                                     -----------
           WIRELESS COMMUNICATIONS (1.0%)
  45,700   Crown Castle International Corp.*.......................................................    1,236,756
   3,800   SBA Communications Corp.*...............................................................      156,038
                                                                                                     -----------
                                                                                                       1,392,794
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (COST $129,437,813).....................................................................  131,870,204
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (2.6%)
           U.S. GOVERNMENT AGENCY
$  3,600   Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $3,599,425)..................  $  3,599,425
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $133,037,238) (b)...................................................................  100.0%    135,469,629

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.0)        (24,699)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 135,444,930
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $17,976,652 and the aggregate gross unrealized depreciation is $15,544,261,resulting in net unrealized appreciation of $2,432,391.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.8%)
           ADVERTISING/MARKETING SERVICES (0.9%)
  47,600   Interpublic Group of Companies, Inc....................................................  $  2,025,975
  47,000   Omnicom Group, Inc.....................................................................     3,895,125
 134,000   WPP Group PLC (United Kingdom).........................................................     1,746,994
                                                                                                    ------------
                                                                                                       7,668,094
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.5%)
  55,500   General Dynamics Corp..................................................................     4,329,000
                                                                                                    ------------
           AIR FREIGHT/COURIERS (0.2%)
  36,000   FedEx Corp.*...........................................................................     1,438,560
                                                                                                    ------------
           AIRLINES (0.2%)
  46,000   AMR Corp.*.............................................................................     1,802,625
                                                                                                    ------------
           ALUMINUM (0.4%)
  95,400   Alcoa, Inc.............................................................................     3,195,900
                                                                                                    ------------
           APPAREL/FOOTWEAR (0.1%)
  19,900   NIKE, Inc. (Class B)...................................................................     1,110,669
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.5%)
  60,000   Abercrombie & Fitch Co. (Class A)*.....................................................     1,200,000
  37,400   Gap, Inc. (The)........................................................................       953,700
 141,900   Limited, Inc. (The)....................................................................     2,421,169
                                                                                                    ------------
                                                                                                       4,574,869
                                                                                                    ------------
           BEVERAGES: ALCOHOLIC (2.3%)
 275,400   Anheuser-Busch Companies, Inc..........................................................    12,530,700
  91,000   Coors (Adolph) Co. (Class B)...........................................................     7,308,437
                                                                                                    ------------
                                                                                                      19,839,137
                                                                                                    ------------
           BEVERAGES: NON-ALCOHOLIC (2.1%)
  68,000   Coca-Cola Co...........................................................................     4,143,750
 279,500   PepsiCo, Inc...........................................................................    13,852,719
                                                                                                    ------------
                                                                                                      17,996,469
                                                                                                    ------------
           BIOTECHNOLOGY (4.3%)
  18,400   Abgenix, Inc.*.........................................................................     1,086,750
  23,000   CV Therapeutics, Inc.*.................................................................     1,627,250
  19,700   Enzon, Inc.*...........................................................................     1,222,631
 110,000   Genentech, Inc.*.......................................................................     8,965,000
  34,000   Genzyme Corp. (General Division)*......................................................     3,057,875
  75,300   Human Genome Sciences, Inc.*...........................................................     5,219,231
  42,900   IDEC Pharmaceuticals Corp.*............................................................     8,132,231
  11,600   Invitrogen Corp.*......................................................................     1,001,950
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  82,300   Millennium Pharmaceuticals, Inc.*......................................................  $  5,092,312
  11,700   Protein Design Labs, Inc.*.............................................................     1,016,437
                                                                                                    ------------
                                                                                                      36,421,667
                                                                                                    ------------
           CABLE/SATELLITE T V (2.4%)
  13,000   Adelphia Communications Corp. (Class A)*...............................................       671,125
  20,000   Cablevision Systems Corp. (Class A)*...................................................     1,698,750
 291,000   Charter Communications, Inc. (Class A).................................................     6,602,062
 225,000   Comcast Corp. (Class A Special)*.......................................................     9,393,750
  42,000   Cox Communications, Inc. (Class A)*....................................................     1,955,625
                                                                                                    ------------
                                                                                                      20,321,312
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (2.0%)
 116,200   Brocade Communications Systems, Inc.*..................................................    10,668,612
  63,000   Cisco Systems, Inc.*...................................................................     2,409,750
  28,000   Juniper Networks, Inc.*................................................................     3,529,750
                                                                                                    ------------
                                                                                                      16,608,112
                                                                                                    ------------
           COMPUTER PERIPHERALS (0.6%)
  50,000   EMC Corp.*.............................................................................     3,325,000
  26,300   QLogic Corp.*..........................................................................     2,025,100
                                                                                                    ------------
                                                                                                       5,350,100
                                                                                                    ------------
           COMPUTER PROCESSING HARDWARE (0.4%)
  16,000   Palm, Inc.*............................................................................       453,000
 108,000   Sun Microsystems, Inc.*................................................................     3,010,500
                                                                                                    ------------
                                                                                                       3,463,500
                                                                                                    ------------
           CONTRACT DRILLING (1.5%)
 287,200   ENSCO International Inc................................................................     9,782,750
  52,300   Nabors Industries, Inc.*...............................................................     3,093,545
                                                                                                    ------------
                                                                                                      12,876,295
                                                                                                    ------------
           DATA PROCESSING SERVICES (1.3%)
  58,200   Automatic Data Processing, Inc.........................................................     3,684,787
  48,000   BISYS Group, Inc. (The)*...............................................................     2,502,000
  38,000   DST Systems, Inc.*.....................................................................     2,546,000
  46,100   Paychex, Inc...........................................................................     2,241,613
                                                                                                    ------------
                                                                                                      10,974,400
                                                                                                    ------------
           DEPARTMENT STORES (0.5%)
  70,000   Kohl's Corp.*..........................................................................     4,270,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISCOUNT STORES (1.3%)
  79,000   Target Corp............................................................................  $  2,547,750
 153,000   Wal-Mart Stores, Inc...................................................................     8,128,125
                                                                                                    ------------
                                                                                                      10,675,875
                                                                                                    ------------
           DRUGSTORE CHAINS (1.0%)
 105,600   CVS Corp...............................................................................     6,329,400
  55,000   Walgreen Co............................................................................     2,299,687
                                                                                                    ------------
                                                                                                       8,629,087
                                                                                                    ------------
           ELECTRIC UTILITIES (2.9%)
  65,000   Constellation Energy Group, Inc........................................................     2,929,062
  90,000   Dominion Resources, Inc................................................................     6,030,000
  84,900   Duke Energy Corp.......................................................................     7,237,725
  81,500   Exelon Corp............................................................................     5,722,115
  31,000   FPL Group, Inc.........................................................................     2,224,250
                                                                                                    ------------
                                                                                                      24,143,152
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.3%)
  36,000   Emerson Electric Co....................................................................     2,837,250
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
  44,600   Sawtek, Inc.*..........................................................................     2,059,962
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.3%)
  68,000   Applied Materials, Inc.*...............................................................     2,596,750
                                                                                                    ------------
           FINANCE/RENTAL/LEASING (3.7%)
 155,000   Countrywide Credit Industries, Inc.....................................................     7,788,750
 121,000   Fannie Mae.............................................................................    10,496,750
 155,400   Freddie Mac............................................................................    10,703,175
  38,000   USA Education Inc......................................................................     2,584,000
                                                                                                    ------------
                                                                                                      31,572,675
                                                                                                    ------------
           FINANCIAL CONGLOMERATES (1.7%)
  46,500   American Express Co....................................................................     2,554,594
 225,100   Citigroup, Inc.........................................................................    11,494,169
                                                                                                    ------------
                                                                                                      14,048,763
                                                                                                    ------------
           FOOD RETAIL (1.7%)
 203,000   Kroger Co. (The)*......................................................................     5,493,687
 136,500   Safeway Inc.*..........................................................................     8,531,250
                                                                                                    ------------
                                                                                                      14,024,937
                                                                                                    ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
  29,300   Groupe Danone (France).................................................................     4,432,656
  64,400   Ralston-Ralston Purina Group...........................................................     1,682,450
 100,400   Sara Lee Corp..........................................................................     2,466,075
  94,451   Unilever N.V. (Netherlands)............................................................     5,944,510
                                                                                                    ------------
                                                                                                      14,525,691
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  83,100   ConAgra, Inc...........................................................................  $  2,160,600
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.6%)
  72,500   Hershey Foods Corp.....................................................................     4,667,187
                                                                                                    ------------
           HOME IMPROVEMENT CHAINS (0.5%)
  84,600   Home Depot, Inc. (The).................................................................     3,865,162
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (3.4%)
 280,000   HCA-The Healthcare Co..................................................................    12,322,800
 180,000   Health Management Associates, Inc. (Class A)*..........................................     3,735,000
 259,000   Tenet Healthcare Corp.*................................................................    11,509,312
   7,300   Universal Health Services, Inc. (Class B)*.............................................       815,775
                                                                                                    ------------
                                                                                                      28,382,887
                                                                                                    ------------
           HOUSEHOLD/PERSONAL CARE (1.5%)
  81,300   Avon Products, Inc.....................................................................     3,892,237
 125,000   Kimberly-Clark Corp....................................................................     8,836,250
                                                                                                    ------------
                                                                                                      12,728,487
                                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (3.0%)
 183,000   General Electric Co....................................................................     8,772,562
  52,000   Minnesota Mining & Manufacturing Co....................................................     6,266,000
 105,000   Tyco International Ltd. (Bermuda)......................................................     5,827,500
  60,000   United Technologies Corp...............................................................     4,717,500
                                                                                                    ------------
                                                                                                      25,583,562
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (0.7%)
  53,000   Electronic Data Systems Corp...........................................................     3,060,750
  82,500   PeopleSoft, Inc.*......................................................................     3,067,969
                                                                                                    ------------
                                                                                                       6,128,719
                                                                                                    ------------
           INSURANCE BROKERS/SERVICES (0.6%)
  43,000   Marsh & McLennan Companies, Inc........................................................     5,031,000
                                                                                                    ------------
           INTEGRATED OIL (1.3%)
 117,200   Exxon Mobil Corp.......................................................................    10,189,075
  19,100   Royal Dutch Petroleum Co. (ADR) (Netherlands)..........................................     1,156,744
                                                                                                    ------------
                                                                                                      11,345,819
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (1.1%)
 120,400   BEA Systems, Inc.*.....................................................................     8,104,425
  36,500   WatchGuard Technologies, Inc...........................................................     1,154,312
                                                                                                    ------------
                                                                                                       9,258,737
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKS/BROKERS (3.1%)
  76,600   Goldman Sachs Group, Inc. (The)........................................................  $  8,191,412
 122,200   Lehman Brothers Holdings, Inc..........................................................     8,263,775
 140,900   Merrill Lynch & Co., Inc...............................................................     9,607,619
                                                                                                    ------------
                                                                                                      26,062,806
                                                                                                    ------------
           INVESTMENT MANAGERS (0.6%)
 144,000   Amvescap PLC (United Kingdom)..........................................................     2,958,145
  75,000   Federated Investors, Inc. (Class B)....................................................     2,184,375
                                                                                                    ------------
                                                                                                       5,142,520
                                                                                                    ------------
           LIFE/HEALTH INSURANCE (0.5%)
  61,000   AFLAC, Inc.............................................................................     4,403,437
                                                                                                    ------------
           MAJOR BANKS (3.4%)
  88,500   Bank of New York Co., Inc. (The).......................................................     4,884,094
  73,000   BB&T Corp..............................................................................     2,723,812
  45,000   Chase Manhattan Corp. (The)............................................................     2,044,687
  49,500   Mellon Financial Corp..................................................................     2,434,781
  59,000   PNC Financial Services Group, Inc......................................................     4,310,688
  25,300   State Street Corp......................................................................     3,142,513
  39,200   U.S. Bancorp...........................................................................     1,144,150
 151,000   Wells Fargo & Co.......................................................................     8,408,813
                                                                                                    ------------
                                                                                                      29,093,538
                                                                                                    ------------
           MAJOR TELECOMMUNICATIONS (0.8%)
  89,000   SBC Communications, Inc................................................................     4,249,750
  51,100   Verizon Communications Inc.............................................................     2,561,388
                                                                                                    ------------
                                                                                                       6,811,138
                                                                                                    ------------
           MANAGED HEALTH CARE (0.5%)
  31,800   CIGNA Corp.............................................................................     4,207,140
                                                                                                    ------------
           MEDIA CONGLOMERATES (0.7%)
 175,000   Fox Entertainment Group, Inc. (Series A)*..............................................     3,128,125
  59,000   Viacom, Inc. (Class B)
             (Non-Voting)*........................................................................     2,758,250
                                                                                                    ------------
                                                                                                       5,886,375
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (0.9%)
  73,000   Cardinal Health, Inc...................................................................     7,272,625
                                                                                                    ------------
           MEDICAL SPECIALTIES (3.0%)
 183,100   ALZA Corp.*............................................................................     7,781,750
 112,000   Baxter International, Inc..............................................................     9,891,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  85,700   Biomet, Inc............................................................................  $  3,401,219
  56,000   Inhale Therapeutic Systems, Inc.*......................................................     2,828,000
  28,000   St. Jude Medical, Inc.*................................................................     1,720,250
                                                                                                    ------------
                                                                                                      25,622,219
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.2%)
 124,000   Healthsouth Corp.*.....................................................................     2,022,750
                                                                                                    ------------
           MULTI-LINE INSURANCE (3.0%)
 192,650   American International Group, Inc......................................................    18,988,066
  87,000   Hartford Financial Services Group, Inc. (The) (Note 4).................................     6,144,375
                                                                                                    ------------
                                                                                                      25,132,441
                                                                                                    ------------
           OIL & GAS PIPELINES (1.0%)
 115,400   El Paso Energy Corp....................................................................     8,265,525
                                                                                                    ------------
           PACKAGED SOFTWARE (2.3%)
  72,300   Check Point Software Technologies Ltd. (Israel)*.......................................     9,656,569
  34,900   i2 Technologies, Inc.*.................................................................     1,897,688
  21,000   Mercury Interactive Corp.*.............................................................     1,895,250
 130,000   Oracle Corp.*..........................................................................     3,778,125
  35,900   Siebel Systems, Inc.*..................................................................     2,427,738
                                                                                                    ------------
                                                                                                      19,655,370
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (0.2%)
  36,000   Watson Pharmaceuticals, Inc.*..........................................................     1,842,750
                                                                                                    ------------
           PHARMACEUTICALS: MAJOR (9.0%)
 290,000   Abbott Laboratories....................................................................    14,046,875
 210,000   American Home Products Corp............................................................    13,345,500
 107,100   Aventis S.A. (France)..................................................................     9,433,047
  44,000   Lilly (Eli) & Co.......................................................................     4,094,750
 112,000   Merck & Co., Inc.......................................................................    10,486,000
  95,000   Pfizer Inc.............................................................................     4,370,000
 168,000   Pharmacia Corp.........................................................................    10,248,000
 177,000   Schering-Plough Corp...................................................................    10,044,750
                                                                                                    ------------
                                                                                                      76,068,922
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (3.4%)
  48,500   Allergan, Inc..........................................................................     4,695,406
  68,400   Forest Laboratories, Inc.*.............................................................     9,088,650
 137,000   King Pharmaceuticals, Inc..............................................................     7,081,188
 109,300   Teva Pharmaceutical Industries Ltd. (ADR) (Israel).....................................     8,006,225
                                                                                                    ------------
                                                                                                      28,871,469
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN OPPORTUNITIES
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURERS (3.1%)
  84,100   ACE, Ltd. (Bermuda)....................................................................  $  3,568,994
 149,000   Allstate Corp. (The)...................................................................     6,490,813
  53,000   Chubb Corp. (The)......................................................................     4,584,500
  85,000   Everest Re Group, Ltd. (Bermuda).......................................................     6,088,125
  35,000   PartnerRe Ltd. (Bermuda)...............................................................     2,135,000
  65,000   St. Paul Companies, Inc. (The).........................................................     3,530,313
                                                                                                    ------------
                                                                                                      26,397,745
                                                                                                    ------------
           PULP & PAPER (0.5%)
  55,000   Georgia-Pacific Group..................................................................     1,711,875
  60,000   International Paper Co.................................................................     2,448,750
                                                                                                    ------------
                                                                                                       4,160,625
                                                                                                    ------------
           REGIONAL BANKS (1.4%)
  65,000   Fifth Third Bancorp....................................................................     3,883,750
 101,400   Northern Trust Corp....................................................................     8,270,438
                                                                                                    ------------
                                                                                                      12,154,188
                                                                                                    ------------
           RESTAURANTS (0.5%)
  23,000   Brinker International, Inc.*...........................................................       971,750
  40,000   Darden Restaurants, Inc................................................................       915,000
  58,000   Starbucks Corp.*.......................................................................     2,566,500
                                                                                                    ------------
                                                                                                       4,453,250
                                                                                                    ------------
           SAVINGS BANKS (1.1%)
  43,000   Golden West Financial Corp.............................................................     2,902,500
 113,000   Washington Mutual, Inc.................................................................     5,996,063
                                                                                                    ------------
                                                                                                       8,898,563
                                                                                                    ------------
           SEMICONDUCTORS (1.5%)
  47,000   Altera Corp.*..........................................................................     1,236,688
 138,800   Micron Technology, Inc.*...............................................................     4,927,400
  96,200   Texas Instruments, Inc.................................................................     4,557,475
  49,200   Xilinx, Inc.*..........................................................................     2,269,350
                                                                                                    ------------
                                                                                                      12,990,913
                                                                                                    ------------
           SPECIALTY INSURANCE (1.2%)
  38,100   MGIC Investment Corp...................................................................     2,569,369
  35,800   PMI Group, Inc. (The)..................................................................     2,423,213
  25,800   Radian Group, Inc......................................................................     1,936,613
  33,000   XL Capital Ltd. (Class A) (Bermuda)....................................................     2,883,375
                                                                                                    ------------
                                                                                                       9,812,570
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (3.2%)
  45,000   CIENA Corp.*...........................................................................     3,661,875
  84,700   Comverse Technology, Inc.*.............................................................     9,200,538
  80,000   Motorola, Inc..........................................................................     1,620,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
 176,899   Nokia Oyj (ADR) (Finland)..............................................................  $  7,695,107
  50,500   Powerwave Technologies, Inc.*..........................................................     2,954,250
  72,000   Tekelec*...............................................................................     2,160,000
                                                                                                    ------------
                                                                                                      27,291,770
                                                                                                    ------------
           TOBACCO (0.4%)
  74,800   Philip Morris Companies, Inc...........................................................     3,291,200
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (0.3%)
  66,767   Vodafone Group PLC (ADR) (United Kingdom)..............................................     2,391,094
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $721,133,588)....................................................................   794,709,954
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (a) (4.8%)
           U.S. GOVERNMENT AGENCY
$ 40,650   Federal National Mortgage Assoc. 5.75% due 01/02/01
             (COST $40,643,507)...................................................................    40,643,507
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $761,777,095) (b)...................................................................   98.6%    835,353,461

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    1.4      11,547,835
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 846,901,296
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR   American Depository Receipt.
 *    Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $89,865,117 and the aggregate gross unrealized depreciation is $16,288,751, resulting in net unrealized appreciation of $73,576,366.

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.3%)
            APPAREL/FOOTWEAR RETAIL (1.2%)
    33,200  Talbot's, Inc. (The)...................................................................  $ 1,514,750
                                                                                                     -----------
            BIOTECHNOLOGY (11.0%)
    60,500  Abgenix, Inc.*.........................................................................    3,573,281
    21,200  Affymetrix, Inc.*......................................................................    1,578,075
    28,400  Genentech, Inc.*.......................................................................    2,314,600
    15,800  Gilead Sciences, Inc.*.................................................................    1,310,412
    47,800  Human Genome Sciences, Inc.*...........................................................    3,313,137
    17,900  Vertex Pharmaceuticals, Inc.*..........................................................    1,279,850
                                                                                                     -----------
                                                                                                      13,369,355
                                                                                                     -----------
            BROADCASTING (6.8%)
    25,699  Clear Channel Communications, Inc.*....................................................    1,244,795
    47,200  Cox Radio, Inc. (Class A)*.............................................................    1,064,950
    47,600  Hispanic Broadcasting Corp.*...........................................................    1,213,800
    75,500  Univision Communications, Inc. (Class A)*..............................................    3,090,781
    87,200  Westwood One, Inc.*....................................................................    1,684,050
                                                                                                     -----------
                                                                                                       8,298,376
                                                                                                     -----------
            CABLE/SATELLITE TV (7.0%)
    51,300  Cablevision Systems Corp. (Class A)*...................................................    4,357,294
   104,500  EchoStar Communications Corp. (Class A)*...............................................    2,377,375
    52,300  Liberty Satellite & Technology, Inc. (Class A)*........................................      165,072
    98,000  Mediacom Communications Corp.*.........................................................    1,684,375
                                                                                                     -----------
                                                                                                       8,584,116
                                                                                                     -----------
            COMPUTER COMMUNICATIONS (7.2%)
    69,200  Juniper Networks, Inc.*................................................................    8,723,525
                                                                                                     -----------
            DATA PROCESSING SERVICES (1.7%)
    43,350  Paychex, Inc...........................................................................    2,107,894
                                                                                                     -----------
            ENGINEERING & CONSTRUCTION (1.4%)
   127,200  SpectraSite Holdings, Inc.*............................................................    1,685,400
                                                                                                     -----------
            FINANCIAL PUBLISHING/SERVICES (1.1%)
    32,800  Aether Systems, Inc.*..................................................................    1,283,300
                                                                                                     -----------
            HOSPITAL/NURSING MANAGEMENT (0.9%)
    51,900  Health Management Associates, Inc. (Class A)*..........................................    1,076,925
                                                                                                     -----------
            INFORMATION TECHNOLOGY SERVICES (0.5%)
    26,800  StorageNetworks, Inc.*.................................................................      664,975
                                                                                                     -----------
NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            INTERNET RETAIL (0.7%)
    52,100  Amazon.com, Inc.*......................................................................  $   810,806
                                                                                                     -----------
            INTERNET SOFTWARE/SERVICES (13.2%)
    45,500  Ariba, Inc.*...........................................................................    2,445,625
    28,600  Commerce One, Inc.*....................................................................      723,938
    62,400  Exodus Communications, Inc.*...........................................................    1,248,000
   125,000  Liberate Technologies, Inc.*...........................................................    1,703,125
    24,200  Openwave Systems Inc.*.................................................................    1,160,087
    44,900  VeriSign, Inc.*........................................................................    3,331,019
   151,900  Vignette Corp.*........................................................................    2,734,200
    16,143  webMethods, Inc.*......................................................................    1,435,718
    43,200  Yahoo! Inc.*...........................................................................    1,303,425
                                                                                                     -----------
                                                                                                      16,085,137
                                                                                                     -----------
            INVESTMENT MANAGERS (2.4%)
    68,700  T. Rowe Price Group Inc................................................................    2,903,648
                                                                                                     -----------
            MEDICAL DISTRIBUTORS (2.5%)
    53,000  Andrex Group*..........................................................................    3,067,375
                                                                                                     -----------
            MEDICAL SPECIALTIES (1.2%)
    35,400  MiniMed, Inc.*.........................................................................    1,487,906
                                                                                                     -----------
            MISCELLANEOUS COMMERCIAL SERVICES (1.3%)
    36,100  CheckFree Corp.*.......................................................................    1,554,556
                                                                                                     -----------
            OTHER CONSUMER SERVICES (2.4%)
    67,700  eBay, Inc.*............................................................................    2,234,100
    36,800  Homestore.com, Inc.*...................................................................      740,600
                                                                                                     -----------
                                                                                                       2,974,700
                                                                                                     -----------
            PACKAGED SOFTWARE (9.0%)
    57,100  Rational Software Corp.*...............................................................    2,223,331
   128,400  Siebel Systems, Inc.*..................................................................    8,683,050
                                                                                                     -----------
                                                                                                      10,906,381
                                                                                                     -----------
            PHARMACEUTICALS: OTHER (1.8%)
    27,700  Sepracor, Inc.*........................................................................    2,219,463
                                                                                                     -----------
            SEMICONDUCTORS (10.5%)
    43,400  Altera Corp.*..........................................................................    1,141,963
    45,100  Elantec Semiconductor, Inc.*...........................................................    1,251,525
    30,200  GlobeSpan, Inc.*.......................................................................      830,500
    85,600  Maxim Integrated Products, Inc.*.......................................................    4,092,750
    41,200  Transmeta Corp.*.......................................................................      968,200
    98,600  Xilinx, Inc.*..........................................................................    4,547,925
                                                                                                     -----------
                                                                                                      12,832,863
                                                                                                     -----------
            SPECIALTY STORES (2.3%)
   126,600  Bed Bath & Beyond Inc.*................................................................    2,832,675
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            SPECIALTY TELECOMMUNICATIONS (2.4%)
   119,700  McLeodUSA, Inc. (Class A)*.............................................................  $ 1,690,763
   119,300  Metromedia Fiber Network, Inc. (Class A)*..............................................    1,207,913
                                                                                                     -----------
                                                                                                       2,898,676
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT (6.8%)
    64,700  American Tower Corp. (Class A)*........................................................    2,450,513
    21,300  Corvis Corp.*..........................................................................      507,206
    17,000  New Focus, Inc.*.......................................................................      590,750
     3,000  ONI Systems Corp.*.....................................................................      118,688
    27,000  Research In Motion Ltd. (Canada)*......................................................    2,160,000
    49,500  Sonus Networks Inc.*...................................................................    1,249,875
    32,800  Sycamore Networks, Inc.*...............................................................    1,221,800
                                                                                                     -----------
                                                                                                       8,298,832
                                                                                                     -----------

            TOTAL COMMON STOCKS
            (COST $138,564,152)....................................................................  116,181,634
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENTS (7.1%)
            U.S. GOVERNMENT AGENCY (a) (2.0%)
$    2,500  Federal Home Loan Banks 6.23% due 01/12/01
              (COST $2,495,241)...................................................................     2,495,241
                                                                                                    ------------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

            REPURCHASE AGREEMENT (5.1%)
$    6,154  The Bank of New York 3.75% due 01/02/01 (dated 12/29/00; proceeds $6,156,875) (b)
              (COST $6,154,310)...................................................................  $  6,154,310
                                                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS
            (COST $8,649,551).....................................................................     8,649,551
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $147,213,703) (c)...................................................................  102.4%    124,831,185

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.4)     (2,945,261)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 121,885,924
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $5,858,529 Federal Home Loan Mortgage Corp. 6.875% due 01/15/05 valued at $6,277,478.
(c) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $13,787,064 and the aggregate gross unrealized depreciation is $36,169,582, resulting in net unrealized depreciation of $22,382,518.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (89.4%)
            BELGIUM (0.3%)
            BEVERAGES: ALCOHOLIC
    14,500  Interbrew*............................................................................  $    507,022
                                                                                                    ------------

            CANADA (2.4%)
            AEROSPACE & DEFENSE
   115,000  Bombardier, Inc. (Class B)............................................................     1,775,188
                                                                                                    ------------
            MAJOR BANKS
    45,000  Bank of Montreal......................................................................     2,358,472
                                                                                                    ------------

            TOTAL CANADA..........................................................................     4,133,660
                                                                                                    ------------

            CHINA (0.8%)
            MAJOR TELECOMMUNICATIONS
   900,000  China Unicom Ltd.*....................................................................     1,378,811
                                                                                                    ------------
            FINLAND (1.1%)
            TELECOMMUNICATION EQUIPMENT
    44,000  Nokia Corp. (ADR) (Class A)...........................................................     1,914,000
                                                                                                    ------------

            FRANCE (5.8%)
            AEROSPACE & DEFENSE
    20,000  Thales SA.............................................................................       961,782
                                                                                                    ------------
            MAJOR BANKS
    28,800  Societe Generale (A Shares)...........................................................     1,795,980
                                                                                                    ------------
            MEDIA CONGLOMERATES
    22,000  Vivendi Universal SA..................................................................     1,452,752
                                                                                                    ------------
            OIL REFINING/MARKETING
    14,122  Total Fina Elf SA.....................................................................     2,107,183
                                                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
    30,000  Lagardere S.C.A.......................................................................     1,746,468
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    35,000  Alcatel...............................................................................     1,994,685
                                                                                                    ------------
            TOTAL FRANCE..........................................................................    10,058,850
                                                                                                    ------------
            GERMANY (3.9%)
            CHEMICALS: MAJOR DIVERSIFIED
    46,000  Bayer AG..............................................................................     2,430,925
                                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
    45,000  E. ON AG..............................................................................     2,746,872
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            INDUSTRIAL SPECIALTIES
    30,000  SGL Carbon AG.........................................................................  $  1,605,168
                                                                                                    ------------

            TOTAL GERMANY.........................................................................     6,782,965
                                                                                                    ------------

            HONG KONG (1.8%)
            ELECTRIC UTILITIES
   201,000  CLP Holdings Ltd......................................................................     1,002,397
                                                                                                    ------------
            RAILROADS
   200,000  MTR Corp., Ltd.*......................................................................       349,991
                                                                                                    ------------
            REAL ESTATE DEVELOPMENT
   500,000  Wharf (Holdings) Ltd. (The)...........................................................     1,214,712
                                                                                                    ------------
            REGIONAL BANKS
   100,000  Dao Heng Bank Group Ltd...............................................................       570,498
                                                                                                    ------------

            TOTAL HONG KONG.......................................................................     3,137,598
                                                                                                    ------------

            IRELAND (0.9%)
            MAJOR BANKS
   150,000  Bank of Ireland.......................................................................     1,509,084
                                                                                                    ------------

            JAPAN (11.9%)
            CABLE/SATELLITE TV
       844  SKY Perfect Communications Inc.*......................................................     1,106,160
                                                                                                    ------------
            ELECTRICAL PRODUCTS
    15,000  Hosiden Corp..........................................................................       563,565
                                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    80,000  NEC Corp..............................................................................     1,460,900
   110,000  Ricoh Co., Ltd........................................................................     2,027,960
                                                                                                    ------------
                                                                                                       3,488,860
                                                                                                    ------------
            ELECTRONICS/APPLIANCES
    14,000  Sony Corp.............................................................................       966,361
                                                                                                    ------------
            INDUSTRIAL CONGLOMERATES
   110,000  Hitachi Ltd...........................................................................       978,418
                                                                                                    ------------
            INDUSTRIAL MACHINERY
    22,000  Fanuc, Ltd............................................................................     1,493,578
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
       200  DDI Corp..............................................................................       962,866
                                                                                                    ------------
            PHARMACEUTICALS: OTHER
    40,000  Yamanouchi Pharmaceutical Co., Ltd....................................................     1,726,518
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            RAILROADS
       200  East Japan Railway Co.................................................................  $  1,170,817
       330  West Japan Railway Co.................................................................     1,456,094
                                                                                                    ------------
                                                                                                       2,626,911
                                                                                                    ------------
            RECREATIONAL PRODUCTS
    61,000  Fuji Photo Film Co., Ltd..............................................................     2,547,663
   300,000  Konica Corp...........................................................................     2,450,852
                                                                                                    ------------
                                                                                                       4,998,515
                                                                                                    ------------
            SEMICONDUCTORS
     4,000  Rohm Co., Ltd.........................................................................       758,410
                                                                                                    ------------
            WIRELESS COMMUNICATIONS
        50  NTT DoCoMo, Inc.......................................................................       860,638
                                                                                                    ------------

            TOTAL JAPAN...........................................................................    20,530,800
                                                                                                    ------------

            MEXICO (0.6%)
            MAJOR TELECOMMUNICATIONS
    25,000  Telefonos de Mexico S.A. (Series L) (ADR).............................................     1,128,125
                                                                                                    ------------
            NETHERLANDS (4.8%)
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    46,560  Koninklijke (Royal) Philips Electronics NV............................................     1,711,398
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
    31,000  ING Groep NV..........................................................................     2,484,506
                                                                                                    ------------
            INDUSTRIAL SPECIALTIES
    40,000  Akzo Nobel N.V........................................................................     2,155,296
                                                                                                    ------------
            LIFE/HEALTH INSURANCE
    45,000  Aegon N.V.............................................................................     1,867,703
                                                                                                    ------------

            TOTAL NETHERLANDS.....................................................................     8,218,903
                                                                                                    ------------

            SINGAPORE (1.0%)
            AIRLINES
    95,000  Singapore Airlines Ltd................................................................       942,330
                                                                                                    ------------
            PUBLISHING: NEWSPAPERS
    50,000  Singapore Press Holdings Ltd..........................................................       738,178
                                                                                                    ------------
            TOTAL SINGAPORE.......................................................................     1,680,508
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

            SOUTH KOREA (0.3%)
            WIRELESS COMMUNICATIONS
    20,000  SK Telecom Co., Ltd. (ADR)............................................................  $    471,250
                                                                                                    ------------

            SPAIN (3.1%)
            AEROSPACE & DEFENSE
    40,000  Grupo Auxiliar Metalurgico, S.A. - Gamesa*............................................       964,608
                                                                                                    ------------
            ELECTRIC UTILITIES
    60,000  Union Electrica Fenosa, S.A...........................................................     1,104,966
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    30,984  Telefonica S.A. (ADR)*................................................................     1,549,200
                                                                                                    ------------
            PUBLISHING: BOOKS/MAGAZINES
   100,000  Promotora de Informaciones S.A.*......................................................     1,657,920
                                                                                                    ------------

            TOTAL SPAIN...........................................................................     5,276,694
                                                                                                    ------------

            SWEDEN (1.7%)
            INDUSTRIAL CONGLOMERATES
   130,000  Investor AB (B Shares)................................................................     1,945,860
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    84,000  Telefonaktiebolaget LM Ericsson AB (Series B).........................................       958,599
                                                                                                    ------------

            TOTAL SWEDEN..........................................................................     2,904,459
                                                                                                    ------------

            SWITZERLAND (1.6%)
            FOOD: MAJOR DIVERSIFIED
     1,200  Nestle S.A. (Registered Shares).......................................................     2,812,849
                                                                                                    ------------

            UNITED KINGDOM (7.6%)
            BEVERAGES: ALCOHOLIC
   190,000  Diageo PLC............................................................................     2,130,518
                                                                                                    ------------
            ELECTRIC UTILITIES
   130,000  Scottish & Southern Energy PLC........................................................     1,205,051
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
   100,000  Lloyds TSB Group PLC..................................................................     1,058,531
   350,000  Old Mutual PLC........................................................................       868,653
                                                                                                    ------------
                                                                                                       1,927,184
                                                                                                    ------------
            INTEGRATED OIL
    25,256  BP Amoco PLC (ADR)....................................................................     1,209,131
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            OIL & GAS PRODUCTION
   150,000  Enterprise Oil PLC....................................................................  $  1,271,583
                                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    40,000  AstraZeneca PLC.......................................................................     2,018,385
    29,588  GlaxoSmithKline PLC*..................................................................       836,080
                                                                                                    ------------
                                                                                                       2,854,465
                                                                                                    ------------
            PUBLISHING: NEWSPAPERS
   102,000  United Business Media PLC.............................................................     1,296,252
                                                                                                    ------------
            WIRELESS COMMUNICATIONS
   342,234  Vodafone Group PLC....................................................................     1,256,160
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    13,150,344
                                                                                                    ------------
            UNITED STATES (39.8%)
            AEROSPACE & DEFENSE
    82,800  General Motors Corp. (Class H)*.......................................................     1,904,400
    90,900  Lockheed Martin Corp..................................................................     3,086,055
                                                                                                    ------------
                                                                                                       4,990,455
                                                                                                    ------------
            ALUMINUM
    63,000  Alcoa, Inc............................................................................     2,110,500
                                                                                                    ------------
            APPAREL/FOOTWEAR RETAIL
    70,800  Gap, Inc. (The).......................................................................     1,805,400
                                                                                                    ------------
            BIOTECHNOLOGY
    41,300  Human Genome Sciences, Inc.*..........................................................     2,862,606
    53,000  Incyte Genomics, Inc.*................................................................     1,318,375
    34,800  Myriad Genetics, Inc.*................................................................     2,879,700
                                                                                                    ------------
                                                                                                       7,060,681
                                                                                                    ------------
            COMPUTER COMMUNICATIONS
    33,100  Cisco Systems, Inc.*..................................................................     1,266,075
                                                                                                    ------------
            COMPUTER PROCESSING HARDWARE
    90,800  Gateway, Inc.*........................................................................     1,633,492
    40,000  Hewlett-Packard Co....................................................................     1,262,500
    52,000  Sun Microsystems, Inc.*...............................................................     1,449,500
                                                                                                    ------------
                                                                                                       4,345,492
                                                                                                    ------------
            DEPARTMENT STORES
   200,000  Saks, Inc.*...........................................................................     2,000,000
                                                                                                    ------------
            ELECTRONIC EQUIPMENT/INSTRUMENTS
    27,000  JDS Uniphase Corp.*...................................................................     1,125,562
    75,000  Rockwell International Corp...........................................................     3,571,875
                                                                                                    ------------
                                                                                                       4,697,437
                                                                                                    ------------
NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            FINANCE/RENTAL/LEASING
    26,100  Fannie Mae............................................................................  $  2,264,175
                                                                                                    ------------
            FINANCIAL CONGLOMERATES
    26,400  American Express Co...................................................................     1,450,350
    31,266  Citigroup, Inc........................................................................     1,596,520
                                                                                                    ------------
                                                                                                       3,046,870
                                                                                                    ------------
            FOOD: MAJOR DIVERSIFIED
    54,600  General Mills, Inc....................................................................     2,433,112
                                                                                                    ------------
            HOUSEHOLD/PERSONAL CARE
    24,600  Colgate-Palmolive Co..................................................................     1,587,930
                                                                                                    ------------
            INTEGRATED OIL
    17,200  Chevron Corp..........................................................................     1,452,325
    34,626  Exxon Mobil Corp......................................................................     3,010,298
                                                                                                    ------------
                                                                                                       4,462,623
                                                                                                    ------------
            INTERNET SOFTWARE/SERVICES
    43,900  America Online, Inc.*.................................................................     1,527,720
                                                                                                    ------------
            MAJOR BANKS
    30,900  Chase Manhattan Corp. (The)*..........................................................     1,404,019
                                                                                                    ------------
            MAJOR TELECOMMUNICATIONS
    90,000  Sprint Corp. (FON Group)..............................................................     1,828,125
                                                                                                    ------------
            MANAGED HEALTH CARE
    83,000  Oxford Health Plans, Inc.*............................................................     3,278,500
                                                                                                    ------------
            MEDIA CONGLOMERATES
    55,400  Disney (Walt) Co......................................................................     1,603,137
                                                                                                    ------------
            MEDICAL SPECIALTIES
    25,200  Baxter International, Inc.............................................................     2,225,475
    87,340  Edwards Lifesciences Corp.*...........................................................     1,550,285
                                                                                                    ------------
                                                                                                       3,775,760
                                                                                                    ------------
            PHARMACEUTICALS: MAJOR
    22,800  American Home Products Corp...........................................................     1,448,940
    30,700  Lilly (Eli) & Co......................................................................     2,857,019
                                                                                                    ------------
                                                                                                       4,305,959
                                                                                                    ------------
            SAVINGS BANKS
    53,400  Golden West Financial Corp............................................................     3,604,500
                                                                                                    ------------
            SEMICONDUCTORS
    46,400  Intel Corp............................................................................     1,403,600
    32,000  Texas Instruments, Inc................................................................     1,516,000
                                                                                                    ------------
                                                                                                       2,919,600
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
            SPECIALTY STORES
   100,400  Bed Bath & Beyond Inc.*...............................................................  $  2,246,450
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................    68,564,520
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (COST $128,305,454)...................................................................   154,160,442
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------
            SHORT-TERM INVESTMENT (a) (10.6%)
            U.S. GOVERNMENT AGENCY
$   18,250  Federal National Mortgage Assoc. 5.75% due 01/02/01 (COST $18,247,085)................    18,247,085
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $146,552,539) (b)...................................................................  100.0%    172,407,527

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.0)         (1,293)
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 172,406,234
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $37,129,283 and the aggregate gross unrealized depreciation is $11,274,295, resulting in net unrealized appreciation of $25,854,988.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense...............................................................  $  8,692,033      5.0%
Airlines..........................................................................       942,330      0.6
Aluminum..........................................................................     2,110,500      1.2
Apparel/Footwear Retail...........................................................     1,805,400      1.1
Beverages: Alcoholic..............................................................     2,637,540      1.5
Biotechnology.....................................................................     7,060,681      4.1
Cable/Satellite TV................................................................     1,106,160      0.6
Chemicals: Major Diversified......................................................     2,430,925      1.4
Computer Communications...........................................................     1,266,075      0.7
Computer Processing Hardware......................................................     4,345,492      2.5
Department Stores.................................................................     2,000,000      1.2
Electric Utilities................................................................     3,312,414      1.9
Electrical Products...............................................................       563,565      0.3
Electronic Equipment/Instruments..................................................     9,897,696      5.7
Electronics/Appliances............................................................       966,361      0.6
Finance/Rental/Leasing............................................................     2,264,175      1.3
Financial Conglomerates...........................................................     7,458,560      4.3
Food: Major Diversified...........................................................     5,245,961      3.1
Household/Personal Care...........................................................     1,587,930      0.9
Industrial Conglomerates..........................................................     5,671,151      3.3
Industrial Machinery..............................................................     1,493,578      0.9
Industrial Specialties............................................................     3,760,464      2.2
Integrated Oil....................................................................     5,671,754      3.3
Internet Software/Services........................................................     1,527,720      0.9
Life/Health Insurance.............................................................     1,867,703      1.1
Major Banks.......................................................................     7,067,554      4.1
Major Telecommunications..........................................................     5,297,927      3.1
Managed Health Care...............................................................     3,278,500      1.9
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Media Conglomerates...............................................................  $  3,055,890      1.8%
Medical Specialties...............................................................     3,775,760      2.2
Oil & Gas Production..............................................................     1,271,583      0.7
Oil Refining/Marketing............................................................     2,107,183      1.2
Pharmaceuticals: Major............................................................     7,160,423      4.2
Pharmaceuticals: Other............................................................     1,726,518      1.0
Publishing: Books/Magazines.......................................................     3,404,388      2.0
Publishing: Newspapers............................................................     2,034,429      1.2
Railroads.........................................................................     2,976,902      1.7
Real Estate Development...........................................................     1,214,712      0.7
Recreational Products.............................................................     4,998,515      2.9
Regional Banks....................................................................       570,498      0.3
Savings Banks.....................................................................     3,604,500      2.1
Semiconductors....................................................................     3,678,010      2.1
Specialty Stores..................................................................     2,246,450      1.3
Telecommunication Equipment.......................................................     4,867,284      2.8
Telecommunications................................................................     1,549,200      0.9
U.S. Government Agency............................................................    18,247,085     10.6
Wireless Communications...........................................................     2,588,048      1.5
                                                                                    ------------    -----
                                                                                    $172,407,527    100.0%
                                                                                    ------------    -----
                                                                                    ------------    -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $$154,160,442    89.4%
Short-Term Investments............................................................    18,247,085     10.6
                                                                                    ------------    -----
                                                                                    $172,407,527    100.0%
                                                                                    ------------    -----
                                                                                    ------------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (85.5%)
           ADVERTISING/MARKETING SERVICES (1.1%)
  22,100   ADVO, Inc.*............................................................................  $    980,689
  18,300   Lamar Advertising Co.*.................................................................       706,266
                                                                                                    ------------
                                                                                                       1,686,955
                                                                                                    ------------
           AEROSPACE & DEFENSE (4.1%)
  11,600   Embraer Aircraft Corp. (ADR) (Brazil)..................................................       461,100
  30,700   Goodrich (B.F.) Co. (The)..............................................................     1,116,712
  52,400   Innovative Solutions & Support, Inc.*..................................................       917,819
  24,500   L-3 Communications Holdings, Inc.*.....................................................     1,886,500
  11,500   Litton Industries, Inc.*...............................................................       904,906
  50,300   Titan Corp. (The)*.....................................................................       817,375
                                                                                                    ------------
                                                                                                       6,104,412
                                                                                                    ------------
           AIR FREIGHT/COURIERS (1.9%)
  64,140   C.H. Robinson Worldwide, Inc...........................................................     2,016,401
  16,000   Expeditors International of Washington, Inc............................................       859,000
                                                                                                    ------------
                                                                                                       2,875,401
                                                                                                    ------------
           AIRLINES (0.3%)
  13,600   SkyWest, Inc...........................................................................       391,000
                                                                                                    ------------
           ALTERNATIVE POWER GENERATION (0.2%)
  25,000   Audio Development Informationsteknik i Malmo AB (Class B) (Sweden)*....................       134,023
  40,000   Electrofuel Inc. (Canada)*.............................................................       206,708
                                                                                                    ------------
                                                                                                         340,731
                                                                                                    ------------
           APPAREL/FOOTWEAR (0.9%)
  27,800   Coach, Inc.*...........................................................................       799,250
  15,500   Kenneth Cole Productions, Inc. (Class A)*..............................................       623,875
                                                                                                    ------------
                                                                                                       1,423,125
                                                                                                    ------------
           APPAREL/FOOTWEAR RETAIL (0.5%)
   8,200   Chico's FAS, Inc.*.....................................................................       171,175
  20,200   Pacific Sunwear of California, Inc.*...................................................       517,625
                                                                                                    ------------
                                                                                                         688,800
                                                                                                    ------------
           BIOTECHNOLOGY (7.5%)
  17,700   Alkermes, Inc.*........................................................................       555,337
  21,950   BioTransplant, Inc.*...................................................................       190,691
  24,800   Celgene Corp.*.........................................................................       806,000
  17,700   COR Therapeutics, Inc.*................................................................       622,819
  35,600   Dendreon Corp.*........................................................................       534,000
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   9,900   Gilead Sciences, Inc.*.................................................................  $    821,081
   4,900   Human Genome Sciences, Inc.*...........................................................       339,631
   6,200   ILEX Oncology, Inc.*...................................................................       163,137
  19,500   ImmunoGen, Inc.*.......................................................................       418,031
  21,700   Intermune Pharmaceuticals, Inc.*.......................................................       968,362
  11,100   Millennium Pharmaceuticals, Inc.*......................................................       686,812
   9,800   NaPro BioTherapeutics, Inc.*...........................................................        83,147
  14,000   NeoPharm, Inc.*........................................................................       530,250
  15,900   Neurocrine Biosciences, Inc.*..........................................................       526,687
  16,500   NPS Pharmaceuticals, Inc.*.............................................................       792,000
  17,100   Onyx Pharmaceuticals, Inc.*............................................................       250,087
  69,700   Progenics Pharmaceuticals, Inc.*.......................................................     1,202,325
  40,000   Titan Pharmaceuticals, Inc.*...........................................................     1,414,800
  29,800   Vion Pharmaceuticals, Inc.*............................................................       238,400
                                                                                                    ------------
                                                                                                      11,143,597
                                                                                                    ------------
           BROADCASTING (0.9%)
  20,200   Univision Communications, Inc. (Class A)*..............................................       826,937
  25,200   USA Networks, Inc.*....................................................................       489,825
                                                                                                    ------------
                                                                                                       1,316,762
                                                                                                    ------------
           CABLE/SATELLITE TV (0.9%)
  12,300   Cablevision Systems Corp. (Class A)*...................................................     1,044,731
  12,700   Mediacom Communications Corp.*.........................................................       218,281
                                                                                                    ------------
                                                                                                       1,263,012
                                                                                                    ------------
           CASINO/GAMING (0.2%)
  10,400   MGM Mirage, Inc........................................................................       293,150
                                                                                                    ------------
           CHEMICALS: SPECIALTY (0.3%)
   8,300   Cambrex Corp...........................................................................       375,575
                                                                                                    ------------
           COMPUTER COMMUNICATIONS (1.3%)
  11,100   Avocent Corp.*.........................................................................       299,700
  14,600   Emulex Corp.*..........................................................................     1,167,087
  16,200   Ixia*..................................................................................       370,575
                                                                                                    ------------
                                                                                                       1,837,362
                                                                                                    ------------
           COMPUTER PERIPHERALS (1.3%)
  45,700   Avid Technology, Inc.*.................................................................       834,739
  15,600   DSP Group, Inc.*.......................................................................       328,331
  46,200   M-Systems Flash Disk Pioneers Ltd. (Israel)*...........................................       643,912
                                                                                                    ------------
                                                                                                       1,806,982
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DATA PROCESSING SERVICES (0.9%)
  28,200   Fiserv, Inc.*..........................................................................  $  1,337,737
                                                                                                    ------------
           DISCOUNT STORES (0.7%)
  26,100   BJ's Wholesale Club, Inc.*.............................................................     1,001,587
                                                                                                    ------------
           DRUGSTORE CHAINS (1.2%)
  17,300   CVS Corp...............................................................................     1,036,919
  22,800   Duane Reade, Inc.......................................................................       696,825
                                                                                                    ------------
                                                                                                       1,733,744
                                                                                                    ------------
           ELECTRIC UTILITIES (0.2%)
  12,300   Southern Energy, Inc...................................................................       348,244
                                                                                                    ------------
           ELECTRICAL PRODUCTS (0.9%)
  18,400   C&D Technologies, Inc.*................................................................       794,650
  11,700   Power-One, Inc.*.......................................................................       459,956
                                                                                                    ------------
                                                                                                       1,254,606
                                                                                                    ------------
           ELECTRONIC COMPONENTS (1.7%)
  26,300   APW Ltd.*..............................................................................       887,625
  12,900   Artesyn Technologies, Inc.*............................................................       204,787
  10,000   Filtronic PLC (United Kingdom).........................................................        64,780
  40,000   Hana Microelectronics Public Co., Ltd. (Thailand)......................................        80,092
  26,600   M-Wave, Inc.*..........................................................................       212,800
  21,900   Methode Electronics, Inc. (Class A)....................................................       502,331
  75,300   Read-Rite Corp.*.......................................................................       303,553
   4,900   Vicor Corp.*...........................................................................       148,837
                                                                                                    ------------
                                                                                                       2,404,805
                                                                                                    ------------
           ELECTRONIC DISTRIBUTORS (0.2%)
  50,000   Metron Technology N.V.*................................................................       250,000
                                                                                                    ------------
           ELECTRONIC EQUIPMENT/INSTRUMENTS (2.3%)
  12,200   Adept Technology, Inc.*................................................................       176,900
  13,900   Measurement Specialties, Inc.*.........................................................       271,050
  17,600   Optimal Robotics Corp. (Canada)*.......................................................       590,700
  11,500   PerkinElmer, Inc.......................................................................     1,207,500
  12,200   Waters Corp.*..........................................................................     1,018,700
                                                                                                    ------------
                                                                                                       3,264,850
                                                                                                    ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.7%)
  15,400   Keithley Instruments, Inc..............................................................       663,163
  25,000   Therma-Wave Inc.*......................................................................       350,000
                                                                                                    ------------
                                                                                                       1,013,163
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ENGINEERING & CONSTRUCTION (1.9%)
  18,900   Dycom Industries, Inc.*................................................................  $    679,219
  19,000   Insituform Technologies, Inc. (Class A)................................................       757,625
  28,600   Quanta Services, Inc.*.................................................................       920,563
  23,900   Spectrasite Holdings, Inc.*............................................................       316,675
                                                                                                    ------------
                                                                                                       2,674,082
                                                                                                    ------------
           FINANCIAL PUBLISHING/SERVICES (0.1%)
   1,200   SEI Investments Co.....................................................................       134,400
                                                                                                    ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
  13,000   Dreyer's Grand Ice Cream, Inc..........................................................       419,250
                                                                                                    ------------
           FOOD: SPECIALTY/CANDY (0.2%)
   6,700   Hain Celestial Group, Inc.*............................................................       217,750
                                                                                                    ------------
           HOSPITAL/NURSING MANAGEMENT (2.9%)
  14,300   Community Health Care*.................................................................       500,500
  20,800   Health Management Associates, Inc. (Class A)*..........................................       431,600
  20,400   LifePoint Hospitals, Inc.*.............................................................     1,022,550
  27,700   Manor Care, Inc.*......................................................................       571,313
  12,300   Province Healthcare Co.*...............................................................       484,313
  25,500   Tenet Healthcare Corp.*................................................................     1,133,156
                                                                                                    ------------
                                                                                                       4,143,432
                                                                                                    ------------
           INDUSTRIAL MACHINERY (0.2%)
   7,500   Singulus Technologies AG (Germany)*....................................................       254,340
                                                                                                    ------------
           INFORMATION TECHNOLOGY SERVICES (2.4%)
  12,900   Documentum, Inc.*......................................................................       640,969
  45,600   Manhattan Associates, Inc.*............................................................     1,943,700
  24,600   PeopleSoft, Inc.*......................................................................       914,813
                                                                                                    ------------
                                                                                                       3,499,482
                                                                                                    ------------
           INTERNET SOFTWARE/SERVICES (1.0%)
  18,900   Agile Software Co.*....................................................................       933,188
  12,300   Embarcadero Technologies, Inc.*........................................................       553,500
                                                                                                    ------------
                                                                                                       1,486,688
                                                                                                    ------------
           INVESTMENT BANKS/BROKERS (0.4%)
   6,100   Investors Financial Services Corp......................................................       524,600
                                                                                                    ------------
           MANAGED HEALTH CARE (0.6%)
  21,400   Oxford Health Plans, Inc.*.............................................................       845,300
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MARINE SHIPPING (0.2%)
  15,000   UTI Worldwide, Inc.*...................................................................  $    301,875
                                                                                                    ------------
           MEDICAL DISTRIBUTORS (2.3%)
  17,900   AmeriSource Health Corp. (Class A)*....................................................       903,950
   6,100   Andrex Group*..........................................................................       353,038
  49,900   Priority Healthcare Corp.*.............................................................     2,036,544
                                                                                                    ------------
                                                                                                       3,293,532
                                                                                                    ------------
           MEDICAL SPECIALTIES (6.2%)
  59,800   ABIOMED, Inc.*.........................................................................     1,450,150
  28,300   ALZA Corp.*............................................................................     1,202,750
   6,200   Coherent, Inc.*........................................................................       201,500
  44,800   Cytyc Corp.*...........................................................................     2,802,800
  41,300   PharmaNetics, Inc.*....................................................................       485,275
  33,600   ResMed, Inc.*..........................................................................     1,339,800
  13,100   SonoSite, Inc.*........................................................................       167,025
  36,100   Zoll Medical Corp.*....................................................................     1,265,756
                                                                                                    ------------
                                                                                                       8,915,056
                                                                                                    ------------
           MEDICAL/NURSING SERVICES (0.9%)
  23,300   Lincare Holdings, Inc.*................................................................     1,329,556
                                                                                                    ------------
           METAL FABRICATIONS (2.2%)
  28,100   Precision Castparts Corp...............................................................     1,181,956
  39,400   Shaw Group Inc. (The)*.................................................................     1,970,000
                                                                                                    ------------
                                                                                                       3,151,956
                                                                                                    ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.7%)
  23,300   Concord EFS, Inc.*.....................................................................     1,023,744
   7,000   Mediagrif Interactive Technologies Inc. (Canada)*......................................        28,006
                                                                                                    ------------
                                                                                                       1,051,750
                                                                                                    ------------
           MISCELLANEOUS MANUFACTURING (1.2%)
  30,600   Mettler-Toledo International Inc.*.....................................................     1,663,875
                                                                                                    ------------
           MOTOR VEHICLES (0.5%)
  17,800   Harley-Davidson, Inc...................................................................       707,550
                                                                                                    ------------
           MOVIES/ENTERTAINMENT (0.5%)
   8,100   Crown Media Holdings, Inc. (Class A)*..................................................       164,531
  19,600   Pixar, Inc.*...........................................................................       588,000
                                                                                                    ------------
                                                                                                         752,531
                                                                                                    ------------
           OIL & GAS PRODUCTION (4.5%)
  50,900   Cabot Oil & Gas Corp. (Class A)........................................................     1,587,444
 139,950   Cross Timbers Oil Co...................................................................     3,883,613
  40,000   DevX Energy, Inc.*.....................................................................       315,000
  43,100   Hurricane Hydrocarbons Ltd. (Class A)*.................................................       219,853
  12,700   St. Mary Land & Exploration Co.........................................................       423,069
                                                                                                    ------------
                                                                                                       6,428,979
                                                                                                    ------------
NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OILFIELD SERVICES/EQUIPMENT (0.1%)
   3,700   Veritas DGC Inc.*......................................................................  $    119,510
                                                                                                    ------------
           OTHER CONSUMER SERVICES (0.3%)
  20,000   Eniro AB (Sweden)*.....................................................................       201,699
  27,500   Ticketmaster Online-CitySearch, Inc. (Series B)*.......................................       230,313
                                                                                                    ------------
                                                                                                         432,012
                                                                                                    ------------
           PACKAGED SOFTWARE (6.1%)
  84,400   Inet Technologies, Inc.*...............................................................     3,418,200
  19,800   Manugistics Group, Inc.*...............................................................     1,128,600
   6,200   Micromuse Inc.*........................................................................       374,228
  37,800   Peregine Systems, Inc.*................................................................       746,550
  11,300   Precise Software Solutions Ltd.*.......................................................       279,675
 134,900   Project Software & Development, Inc.*..................................................     1,448,067
  28,200   Rational Software Corp.*...............................................................     1,098,038
   7,900   Ulticom, Inc.*.........................................................................       269,094
                                                                                                    ------------
                                                                                                       8,762,452
                                                                                                    ------------
           PHARMACEUTICALS: GENERIC DRUGS (1.6%)
  18,400   Barr Laboratories, Inc.*...............................................................     1,342,050
  29,700   ICN Pharmaceuticals, Inc...............................................................       911,419
                                                                                                    ------------
                                                                                                       2,253,469
                                                                                                    ------------
           PHARMACEUTICALS: OTHER (1.8%)
   6,800   Allergan, Inc.*........................................................................       658,325
  13,781   Biovail Corp. (Canada)*................................................................       535,254
   7,639   Elan Corp. PLC (ADR) (Ireland)*........................................................       357,601
   6,200   Forest Laboratories, Inc.*.............................................................       823,825
  15,200   Matrix Pharmaceutical, Inc.*...........................................................       260,300
                                                                                                    ------------
                                                                                                       2,635,305
                                                                                                    ------------
           PRECIOUS METALS (1.7%)
  62,800   Stillwater Mining Co.*.................................................................     2,471,180
                                                                                                    ------------
           PROPERTY - CASUALTY INSURERS (1.6%)
  17,000   Everest Re Group, Ltd. (Bermuda).......................................................     1,217,625
  13,600   RenaissanceRe Holdings, Ltd. (Bermuda).................................................     1,065,050
                                                                                                    ------------
                                                                                                       2,282,675
                                                                                                    ------------
           PUBLISHING: NEWSPAPERS (0.1%)
  10,000   Metro International S.A. (Class B) (Sweden)*...........................................        91,295
                                                                                                    ------------
           RECREATIONAL PRODUCTS (1.2%)
  58,350   Concord Camera Corp.*..................................................................       962,775
  16,600   Electronic Arts Inc.*..................................................................       707,575
                                                                                                    ------------
                                                                                                       1,670,350
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RESTAURANTS (0.2%)
  11,700   California Pizza Kitchen, Inc.*........................................................  $    330,525
                                                                                                    ------------
           SEMICONDUCTORS (1.9%)
  36,400   Exar Corp.*............................................................................     1,127,831
     850   Micronas Semiconductor Holding AG (Switzerland)*.......................................       357,373
  19,000   MIPS Technologies, Inc.*...............................................................       484,203
  90,900   Oak Technology, Inc.*..................................................................       789,694
  25,000   Parthus Technologies PLC (Ireland)*....................................................        66,158
                                                                                                    ------------
                                                                                                       2,825,259
                                                                                                    ------------
           SERVICES TO THE HEALTH INDUSTRY (3.8%)
  10,600   Cerner Corp.*..........................................................................       490,250
  27,400   IMPATH Inc.*...........................................................................     1,822,100
  16,000   Laboratory Corp. of America Holdings*..................................................     2,816,000
  10,000   MDS Inc. (Canada)......................................................................       148,030
   5,700   Specialty Laboratories, Inc.*..........................................................       188,813
                                                                                                    ------------
                                                                                                       5,465,193
                                                                                                    ------------
           SPECIALTY STORES (0.9%)
  42,250   Cost Plus, Inc.*.......................................................................     1,241,094
                                                                                                    ------------
           SPECIALTY TELECOMMUNICATIONS (0.5%)
  66,600   Pinnacle Holdings, Inc.*...............................................................       603,563
  23,800   Viatel, Inc.*..........................................................................        88,506
                                                                                                    ------------
                                                                                                         692,069
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT (3.3%)
  36,700   Andrew Corp.*..........................................................................       798,225
   8,900   CIENA Corp.*...........................................................................       724,238
   7,100   DDi Corp.*.............................................................................       193,475
  45,000   Garmin Ltd.............................................................................       888,750
  30,500   Paradyne Networks, Inc.*...............................................................        55,281
   4,000   Plantronics, Inc.*.....................................................................       188,000
  17,100   Polycom, Inc.*.........................................................................       550,406
  13,300   Powerwave Technologies, Inc.*..........................................................       778,050
  19,000   RADVision Ltd.*........................................................................       233,938
  10,000   Tandberg ASA (Norway)*.................................................................        92,346
  25,100   ViaSat, Inc.*..........................................................................       329,438
                                                                                                    ------------
                                                                                                       4,832,147
                                                                                                    ------------
           WIRELESS COMMUNICATIONS (1.0%)
  15,200   AirGate PCS, Inc.*.....................................................................       539,600
  22,100   Western Wireless Corp. (Class A)*......................................................       866,042
                                                                                                    ------------
                                                                                                       1,405,642
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (COST $123,550,989)....................................................................   123,461,761
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           CONVERTIBLE BOND (0.1%)
           TELECOMMUNICATION EQUIPMENT (0.1%)
$    140   Cyras Systems, Inc. - 144A** 4.50% due 08/15/05
             (COST $140,000)......................................................................  $    163,800
                                                                                                    ------------

           SHORT-TERM INVESTMENT(a) (10.4%)
           U.S. GOVERNMENT AGENCY
  14,900   Federal National Mortgage Association 5.75% due 01/02/01 (COST $14,897,620)............    14,897,620
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $138,588,609)(b)....................................................................   96.0%    138,523,181

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    4.0       5,832,743
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 144,355,924
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $16,153,023 and the aggregate gross unrealized depreciation is $16,218,451, resulting in net unrealized depreciation of $65,428.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2000

     CONTRACTS           IN EXCHANGE       DELIVERY     UNREALIZED
    TO DELIVER               FOR             DATE     (DEPRECIATION)
--------------------------------------------------------------------
         CAD 28,519              $18,975   01/04/01    $        (42)
         CAD 13,856              $ 9,219   01/04/01             (20)
        DKK 147,023              $18,230   01/02/01            (338)
                                                       ------------
Net unrealized depreciation.........................   $       (400)
                                                       ============

CURRENCY ABBREVIATIONS:
------------------------

CAD  Canadian Dollar.
DKK  Danish Krone.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS AND RIGHTS (90.7%)
             ARGENTINA (1.6%)
             MAJOR TELECOMMUNICATIONS
      5,010  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)..........................  $    78,594
                                                                                                     -----------
             OIL & GAS PRODUCTION
      4,864  Perez Companc S.A. (ADR)..............................................................       76,000
                                                                                                     -----------
             REGIONAL BANKS
      2,610  Banco Frances del Rio de La Plata S.A. (ADR)..........................................       54,810
                                                                                                     -----------

             TOTAL ARGENTINA.......................................................................      209,404
                                                                                                     -----------
             BRAZIL (11.2%)
             BEVERAGES: ALCOHOLIC
      4,395  Companhia de Bebidas das Americas (ADR)...............................................      113,171
                                                                                                     -----------
             ELECTRIC UTILITIES
      3,402  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.)...............................       48,478
      7,840  Companhia Paranaense de Energia - Copel (ADR) (Pref.).................................       66,150
                                                                                                     -----------
                                                                                                         114,628
                                                                                                     -----------
             FOOD RETAIL
      2,860  Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)........................      104,390
                                                                                                     -----------
             INTEGRATED OIL
      3,940  Petroleo Brasileiro S.A. (ADR)*.......................................................       99,485
      6,855  Petroleo Brasileiro S.A. (Pref.)......................................................      160,852
                                                                                                     -----------
                                                                                                         260,337
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      1,534  Brasil Telecom Participacoes S.A. (ADR)...............................................       90,506
      2,635  Telecomunicacoes Brasileiras S.A. - Telebras (ADR)....................................      192,026
                                                                                                     -----------
                                                                                                         282,532
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             OTHER METALS/MINERALS
      3,740  Companhia Vale do Rio Doce (Pref.) (Class A)*.........................................  $    91,018
        680  Companhia Vale do Rio Doce S.A. (ADR)*................................................       16,745
      5,000  Companhia Vale do Rio Doce S.A. (Debentures)*.........................................      --
                                                                                                     -----------
                                                                                                         107,763
                                                                                                     -----------
             REGIONAL BANKS
 19,092,000  Banco Bradesco S.A. (Pref.)...........................................................      137,000
    732,389  Banco Bradesco S.A. (Rights)*.........................................................        2,440
  1,461,000  Banco Itau S.A. (Pref.)...............................................................      138,537
      2,770  Uniao de Bancos Brasileiros S.A. (GDR)................................................       81,542
                                                                                                     -----------
                                                                                                         359,519
                                                                                                     -----------
             SPECIALTY TELECOMMUNICATIONS
      1,912  Embratel Participacoes S.A. (ADR) (Pref.).............................................       29,994
      4,572  Tele Norte Leste Participacoes S.A. (ADR) (Pref.).....................................      104,299
                                                                                                     -----------
                                                                                                         134,293
                                                                                                     -----------

             TOTAL BRAZIL..........................................................................    1,476,633
                                                                                                     -----------

             CAYMAN ISLANDS (0.8%)
             INVESTMENT TRUSTS/MUTUAL FUNDS
      8,093  Formosa Growth Fund Ltd.*.............................................................      102,053
                                                                                                     -----------

             CHILE (1.9%)
             BEVERAGES: ALCOHOLIC
      2,760  Compania Cervecerias Unidas S.A. (ADR)................................................       59,340
      2,720  Vina Concha Y Toro S.A. (ADR).........................................................      106,080
                                                                                                     -----------
                                                                                                         165,420
                                                                                                     -----------
             BEVERAGES: NON-ALCOHOLIC
      2,930  Embotelladora Andina S.A. (Series A) (ADR)............................................       35,160
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      3,878  Cia de Telecommunicaciones de Chile S.A. (ADR)*.......................................       51,141
                                                                                                     -----------

             TOTAL CHILE...........................................................................      251,721
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             CHINA (3.7%)
             ELECTRIC UTILITIES
    438,000  Huaneng Power International, Inc. (Class H)...........................................  $   211,975
                                                                                                     -----------
             INTEGRATED OIL
  1,644,000  PetroChina Co. Ltd. (Class H).........................................................      273,993
                                                                                                     -----------

             TOTAL CHINA...........................................................................      485,968
                                                                                                     -----------

             GREECE (4.4%)
             CONSTRUCTION MATERIALS
      1,280  Titan Cement Co. S.A..................................................................       50,274
                                                                                                     -----------
             MAJOR BANKS
      2,926  National Bank of Greece S.A...........................................................      111,487
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      7,902  Hellenic Telecommunication Organization S.A...........................................      118,708
                                                                                                     -----------
             OIL & GAS PRODUCTION
      5,550  Hellenic Petroleum S.A................................................................       54,535
                                                                                                     -----------
             REGIONAL BANKS
      4,612  Alpha Bank A.E........................................................................      159,347
                                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT
      2,734  Intracom S.A..........................................................................       61,885
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
      3,350  Panafon Hellenic Telecom S.A..........................................................       25,140
                                                                                                     -----------

             TOTAL GREECE..........................................................................      581,376
                                                                                                     -----------
             HONG KONG (6.7%)
             COMPUTER PROCESSING HARDWARE
    566,000  Legend Holdings Ltd...................................................................      355,555
                                                                                                     -----------
             MISCELLANEOUS COMMERCIAL SERVICES
    112,500  Cosco Pacific Ltd.....................................................................       87,257
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
     82,000  China Mobile Ltd.*....................................................................      447,835
                                                                                                     -----------

             TOTAL HONG KONG.......................................................................      890,647
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

             HUNGARY (1.8%)
             MAJOR TELECOMMUNICATIONS
     13,050  Magyar Tavkozlesi RT..................................................................  $    54,476
      3,200  Magyar Tavkozlesi RT (ADR)............................................................       65,400
                                                                                                     -----------
                                                                                                         119,876
                                                                                                     -----------
             REGIONAL BANKS
      2,130  OTP Bank RT...........................................................................      120,144
                                                                                                     -----------

             TOTAL HUNGARY.........................................................................      240,020
                                                                                                     -----------

             INDIA (3.9%)
             MAJOR TELECOMMUNICATIONS
     33,825  Videsh Sanchar Nigam Ltd. (ADR).......................................................      422,813
                                                                                                     -----------
             SPECIALTY TELECOMMUNICATIONS
     12,200  Mahanagar Telephone Nigam Ltd. (GDR)..................................................       96,380
                                                                                                     -----------

             TOTAL INDIA...........................................................................      519,193
                                                                                                     -----------

             ISRAEL (4.1%)
             AEROSPACE & DEFENSE
      5,721  Elbit Systems Ltd. ...................................................................       74,517
                                                                                                     -----------
             MAJOR BANKS
     25,550  Bank Hapoalim Ltd.....................................................................       74,073
     21,400  Bank Leumi Le-Israel..................................................................       49,560
                                                                                                     -----------
                                                                                                         123,633
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     10,470  Bezeq Israeli Telecommunication Corp., Ltd............................................       56,154
                                                                                                     -----------
             PHARMACEUTICALS: OTHER
      3,000  Teva Pharmaceutical Industries Ltd. (ADR).............................................      219,750
                                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT
      2,880  ECI Telecom Ltd.......................................................................       40,275
      1,130  NICE-Systems Ltd. (ADR)*..............................................................       22,671
                                                                                                     -----------
                                                                                                          62,946
                                                                                                     -----------

             TOTAL ISRAEL..........................................................................      537,000
                                                                                                     -----------

             MEXICO (10.3%)
             BEVERAGES: ALCOHOLIC
     58,500  Grupo Modelo S.A. de C.V. (Series C)..................................................      154,746
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             BEVERAGES: NON-ALCOHOLIC
      1,360  Fomento Economico Mexicano, S.A. de C.V. (ADR)........................................  $    40,630
                                                                                                     -----------
             BROADCASTING
      3,280  Grupo Televisa S.A. (GDR)*............................................................      147,395
                                                                                                     -----------
             CONSTRUCTION MATERIALS
      4,382  Cemex S.A. de C.V. (ADR)..............................................................       79,150
                                                                                                     -----------
             DISCOUNT STORES
    119,400  Wal-Mart de Mexico S.A. de C.V. (Series C)*...........................................      219,230
                                                                                                     -----------
             HOUSEHOLD/PERSONAL CARE
     21,710  Kimberly-Clark de Mexico S.A. de C.V. (A Shares)......................................       59,905
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     12,130  Telefonos de Mexico S.A. de C.V. (Series L) (ADR).....................................      547,366
                                                                                                     -----------
             REGIONAL BANKS
     74,010  Grupo Financiero Banamex Accival, SA de C.V. (O Shares)*..............................      121,303
                                                                                                     -----------

             TOTAL MEXICO..........................................................................    1,369,725
                                                                                                     -----------

             POLAND (2.7%)
             ELECTRICAL PRODUCTS
     12,400  Elektrim Spolka Akcyjna S.A...........................................................      151,665
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
     11,900  Telekomunikacja Polska S.A. (ADR) - 144A**............................................       81,218
                                                                                                     -----------
             REGIONAL BANKS
      1,550  Bank Slaski S.A.......................................................................       88,047
      1,198  BRE Bank S.A..........................................................................       37,935
                                                                                                     -----------
                                                                                                         125,982
                                                                                                     -----------
             TOTAL POLAND..........................................................................      358,865
                                                                                                     -----------

             RUSSIA (1.0%)
             ELECTRIC UTILITIES
      2,325  Unified Energy Systems (ADR)..........................................................       18,455
                                                                                                     -----------
             INTEGRATED OIL
      1,625  Lukoil Holding Co. (ADR)..............................................................       58,500
                                                                                                     -----------
             OIL & GAS PRODUCTION
      4,175  Surgutneftegaz (ADR)..................................................................       42,585
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             SPECIALTY TELECOMMUNICATIONS
      2,500  Rostelecom (ADR)......................................................................  $    12,969
                                                                                                     -----------

             TOTAL RUSSIA..........................................................................      132,509
                                                                                                     -----------

             SOUTH AFRICA (12.4%)
             APPAREL/FOOTWEAR RETAIL
        522  Edgars Consolidated Stores Ltd........................................................        1,762
                                                                                                     -----------
             BEVERAGES: ALCOHOLIC
     12,072  South African Breweries PLC...........................................................       84,532
                                                                                                     -----------
             FINANCIAL CONGLOMERATES
     18,750  Johnnic Holdings Ltd..................................................................      205,578
                                                                                                     -----------
             LIFE/HEALTH INSURANCE
     13,610  Liberty Group Ltd.....................................................................      120,918
    125,010  Sanlam Ltd............................................................................      157,301
                                                                                                     -----------
                                                                                                         278,219
                                                                                                     -----------
             OTHER METALS/MINERALS
      7,620  De Beers Consolidated Mines Ltd. (Units)++............................................      200,592
                                                                                                     -----------
             PRECIOUS METALS
      6,065  Anglo American Platinum Corporation Ltd...............................................      281,956
      4,940  Anglo American PLC....................................................................      265,937
      2,076  Anglogold Ltd.........................................................................       60,388
                                                                                                     -----------
                                                                                                         608,281
                                                                                                     -----------
             REAL ESTATE DEVELOPMENT
      5,577  Liberty International PLC.............................................................       41,107
                                                                                                     -----------
             REGIONAL BANKS
     13,880  Nedcor Investment Bank Holdings.......................................................        4,933
      9,488  Nedcor Ltd............................................................................      213,550
                                                                                                     -----------
                                                                                                         218,483
                                                                                                     -----------

             TOTAL SOUTH AFRICA....................................................................    1,638,554
                                                                                                     -----------

             SOUTH KOREA (15.8%)
             ELECTRONICS/APPLIANCES
      1,288  Samsung Electronics Co................................................................      160,619
                                                                                                     -----------
             MAJOR BANKS
     26,422  Kookmin Bank..........................................................................      310,724
                                                                                                     -----------
             MAJOR TELECOMMUNICATIONS
      4,800  Korea Telecom Corp....................................................................      253,828
     13,870  Korea Telecom Corp. (ADR).............................................................      429,970
                                                                                                     -----------
                                                                                                         683,798
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000, CONTINUED

 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             STEEL
      5,610  Pohang Iron & Steel Co., Ltd..........................................................  $   338,725
                                                                                                     -----------
             WIRELESS COMMUNICATIONS
      3,000  SK Telecom Co., Ltd...................................................................      599,053
                                                                                                     -----------
             TOTAL SOUTH KOREA.....................................................................    2,092,919
                                                                                                     -----------
             TAIWAN (5.0%)
             COMPUTER PROCESSING HARDWARE
     37,858  Acer Inc. (GDR).......................................................................       88,020
     21,322  Asustek Computer Inc. (GDR)...........................................................       64,499
        121  Asustek Computer Inc. (GDR) - 144A**..................................................          366
                                                                                                     -----------
                                                                                                         152,885
                                                                                                     -----------
             ELECTRONIC PRODUCTION EQUIPMENT
     29,262  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*...................................      504,770
                                                                                                     -----------
             TOTAL TAIWAN..........................................................................      657,655
                                                                                                     -----------
             TURKEY (3.2%)
             CONSTRUCTION MATERIALS
  3,441,600  Akcansa Cimento A.S...................................................................       36,427
                                                                                                     -----------
             ELECTRONICS/APPLIANCES
  3,135,000  Arcelik A.S...........................................................................       53,745
    134,050  Vestel Elektronik Sanayi ve Ticaret A.S. (GDR) - 144A**...............................       23,794
                                                                                                     -----------
                                                                                                          77,539
                                                                                                     -----------
             FOOD RETAIL
    664,300  Migros Turk T.A.S.....................................................................       85,167
                                                                                                     -----------
 NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
             REGIONAL BANKS
  8,242,000  Akbank T.A.S..........................................................................  $    52,219
  6,940,936  Turkiye Is Bankasi (C Shares).........................................................      113,820
 10,497,700  Yapi ve Kredi Bankasi A.S.*...........................................................       53,991
                                                                                                     -----------
                                                                                                         220,030
                                                                                                     -----------

             TOTAL TURKEY..........................................................................      419,163
                                                                                                     -----------

             VENEZUELA (0.2%)
             MAJOR TELECOMMUNICATIONS
      1,530  Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR) (Class D)..............       28,974
                                                                                                     -----------

TOTAL INVESTMENTS
(COST $12,867,964) (a).....................................................................   90.7%    11,992,379

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    9.3      1,230,308
                                                                                             -----   ------------

NET ASSETS.................................................................................  100.0%  $ 13,222,687
                                                                                             -----   ------------
                                                                                             -----   ------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
=/= Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $1,566,008 and the aggregate gross unrealized depreciation is $2,441,593, resulting in net unrealized depreciation of $875,585.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS DECEMBER 31, 2000

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace & Defense................................................................  $    74,517      0.6%
Apparel/Footwear Retail............................................................        1,762      0.0
Beverages: Alcoholic...............................................................      517,869      3.9
Beverages: Non-Alcoholic...........................................................       75,790      0.6
Broadcasting.......................................................................      147,395      1.1
Computer Processing Hardware.......................................................      508,440      3.8
Construction Materials.............................................................      165,852      1.3
Discount Stores....................................................................      219,230      1.7
Electric Utilities.................................................................      345,059      2.6
Electrical Products................................................................      151,665      1.1
Electronic Production Equipment....................................................      504,770      3.8
Electronics/Appliances.............................................................      238,158      1.8
Financial Conglomerates............................................................      205,578      1.6
Food Retail........................................................................      189,557      1.4
Household/Personal Care............................................................       59,905      0.5
Integrated Oil.....................................................................      592,830      4.5
Investment Trusts/Mutual Funds.....................................................      102,053      0.8
Life/Health Insurance..............................................................      278,219      2.1
Major Banks........................................................................      545,845      4.1
Major Telecommunications...........................................................    2,471,173     18.7
                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Miscellaneous Commercial Services..................................................  $    87,257      0.7%
Oil & Gas Production...............................................................      173,120      1.3
Other Metals/Minerals..............................................................      308,355      2.3
Pharmaceuticals: Other.............................................................      219,750      1.7
Precious Metals....................................................................      608,281      4.6
Real Estate Development............................................................       41,107      0.3
Regional Banks.....................................................................    1,379,617     10.4
Specialty Telecommunications.......................................................      243,642      1.8
Steel..............................................................................      338,725      2.6
Telecommunication Equipment........................................................      124,831      0.9
Wireless Communications............................................................    1,072,027      8.1
                                                                                     -----------     ----
                                                                                     $11,992,379     90.7%
                                                                                     -----------     ----
                                                                                     -----------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $11,414,054     86.3%
Preferred Stocks...................................................................      575,885      4.4
Rights.............................................................................        2,440      0.0
                                                                                     -----------    -----
                                                                                     $11,992,379     90.7%
                                                                                     -----------    -----
                                                                                     -----------    -----

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                NORTH
                                               AMERICAN
                                   MONEY      GOVERNMENT  DIVERSIFIED     BALANCED
                                   MARKET     SECURITIES     INCOME        GROWTH      UTILITIES
--------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $122,035,963  $7,621,820  $ 64,887,035  $122,314,562  $201,522,967
Cash..........................         1,530     --          3,937,032        62,208        44,670
Receivable for:
    Investments sold..........       --          --            --            --            --
    Shares of beneficial
      interest sold...........       157,756     --              3,263        23,618        96,143
    Dividends.................       --          --            --             81,905       253,797
    Interest..................       197,230     54,380      1,444,390       366,219       279,183
    Foreign withholding taxes
      reclaimed...............       --          --            --            --              8,371
    Principal paydowns........       --          20,426        --            --            --
Prepaid expenses and other
  assets......................       --           2,379            863        48,822           483
                                ------------  ----------  ------------  ------------  ------------
     TOTAL ASSETS.............   122,392,479  7,699,005     70,272,583   122,897,334   202,205,614
                                ------------  ----------  ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....       --          --            --            415,253       --
    Shares of beneficial
      interest repurchased....     1,367,293        948         24,963        30,696        77,350
    Plan of distribution
      fee.....................           458     --                102           271           985
    Investment management
      fees....................        47,900      4,228         23,628        61,058       109,391
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --          --            139,585       --            --
Accrued expenses and other
  payables....................        28,899     17,151         39,351        23,581        34,215
                                ------------  ----------  ------------  ------------  ------------
     TOTAL LIABILITIES........     1,444,550     22,327        227,629       530,859       221,941
                                ------------  ----------  ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   120,947,850  7,718,262     91,202,129   116,223,929   155,191,490
Accumulated undistributed net
  investment income (net
  investment loss)............            79     42,166       (543,690)      --            --
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........       --         (65,525)    (2,774,767)   (3,151,636)    2,564,140
Net unrealized appreciation
  (depreciation)..............       --         (18,225)   (17,838,718)    9,294,182    44,228,043
                                ------------  ----------  ------------  ------------  ------------
     NET ASSETS...............  $120,947,929  $7,676,678  $ 70,044,954  $122,366,475  $201,983,673
                                ============  ==========  ============  ============  ============
     *COST....................  $122,035,963  $7,640,045  $ 82,601,420  $113,020,380  $157,294,924
                                ============  ==========  ============  ============  ============
CLASS X SHARES:
Net Assets....................  $118,274,481  $7,676,678  $ 69,442,932  $120,911,189  $196,489,290
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................   118,274,404    761,467      8,874,192     8,117,293     8,189,415
    NET ASSET VALUE PER
  SHARE.......................         $1.00     $10.08          $7.83        $14.90        $23.99
                                ============  ==========  ============  ============  ============
CLASS Y SHARES:
Net Assets....................    $2,673,448     --           $602,022    $1,455,286    $5,494,383
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................     2,673,446     --             77,048        97,824       229,067
    NET ASSET VALUE PER                          --
  SHARE.......................         $1.00                     $7.81        $14.88        $23.99
                                ============              ============  ============  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


                                  DIVIDEND    VALUE-ADDED                   AMERICAN       MID-CAP        GLOBAL      DEVELOPING
                                   GROWTH        MARKET        GROWTH     OPPORTUNITIES     EQUITY        EQUITY        GROWTH
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value *.....................  $622,620,516  $185,195,938  $135,469,629  $835,353,461   $124,831,185  $172,407,527  $138,523,181
Cash..........................       --             92,750        74,275        80,536        --             74,988        55,199
Receivable for:
    Investments sold..........       --          2,371,683       484,947    23,634,140      3,346,419     1,272,459     5,877,131
    Shares of beneficial
      interest sold...........       335,537         8,931        98,815       437,004        105,439        17,631       259,621
    Dividends.................       738,452       241,853        70,219       516,498         10,305        61,666         7,907
    Interest..................            37       --            --            --               1,923       --              2,293
    Foreign withholding taxes
      reclaimed...............         2,399       --            --              1,302        --            125,089       --
    Principal paydowns........       --            --            --            --             --            --            --
Prepaid expenses and other
  assets......................       191,795         1,382           300         8,472          1,542         2,137         2,738
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     TOTAL ASSETS.............   623,888,736   187,912,537   136,198,185   860,031,413    128,296,813   173,961,497   144,728,070
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
LIABILITIES:
Payable for:
    Investments purchased.....     1,072,675       --            579,955    12,409,666      6,276,340     1,312,503       222,239
    Shares of beneficial
      interest repurchased....       205,887        28,693        40,583       231,096         31,955        61,144        56,001
    Plan of distribution
      fee.....................           461           139           473         2,555            950           166           312
    Investment management
      fees....................       306,351        76,376        93,757       434,245         82,114       145,672        59,890
Unrealized depreciation on
  open forward foreign
  currency contracts..........       --            --            --            --             --            --            --
Accrued expenses and other
  payables....................        54,659        30,028        38,487        52,555         19,530        35,778        33,704
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     TOTAL LIABILITIES........     1,640,033       135,236       753,255    13,130,117      6,410,889     1,555,263       372,146
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
NET ASSETS:
Paid-in-capital...............   662,687,023   129,395,121   131,683,653   649,228,246    151,974,428   131,656,537   126,332,028
Accumulated undistributed net
  investment income (net
  investment loss)............       --          1,746,316       --          1,491,526        --            645,666     1,121,702
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........   (97,770,595)   10,365,357     1,328,886   122,605,270     (7,705,986)   14,231,997    16,967,623
Net unrealized appreciation
  (depreciation)..............    57,332,275    46,270,507     2,432,391    73,576,254    (22,382,518)   25,872,034       (65,429)
                                ------------  ------------  ------------  ------------   ------------  ------------  ------------
     NET ASSETS...............  $622,248,703  $187,777,301  $135,444,930  $846,901,296   $121,885,924  $172,406,234  $144,355,924
                                ============  ============  ============  ============   ============  ============  ============
     *COST....................  $565,288,241  $138,925,431  $133,037,238  $761,777,095   $147,213,703  $146,552,539  $138,588,609
                                ============  ============  ============  ============   ============  ============  ============
CLASS X SHARES:
Net Assets....................  $619,468,857  $186,887,493  $132,908,909  $832,971,137   $116,990,628  $171,523,012  $142,639,936
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    39,087,462     9,008,365     6,843,112    29,152,718      7,604,246     9,939,772     5,501,887
    NET ASSET VALUE PER
  SHARE.......................        $15.85        $20.75        $19.42        $28.57         $15.38        $17.26        $25.93
                                ============  ============  ============  ============   ============  ============  ============
CLASS Y SHARES:
Net Assets....................    $2,779,846      $889,808    $2,536,021   $13,930,159     $4,895,296      $883,222    $1,715,988
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................       175,513        42,941       130,728       488,003        318,561        51,234        66,266
    NET ASSET VALUE PER
  SHARE.......................        $15.84        $20.72        $19.40        $28.55         $15.37        $17.24        $25.90
                                ============  ============  ============  ============   ============  ============  ============


                                 EMERGING
                                  MARKETS
------------------------------  -----------
ASSETS:
Investments in securities, at
  value *.....................  $11,992,379
Cash..........................    1,238,681
Receivable for:
    Investments sold..........      --
    Shares of beneficial
      interest sold...........      --
    Dividends.................       14,458
    Interest..................       16,656
    Foreign withholding taxes
      reclaimed...............      --
    Principal paydowns........      --
Prepaid expenses and other
  assets......................        1,976
                                -----------
     TOTAL ASSETS.............   13,264,150
                                -----------
LIABILITIES:
Payable for:
    Investments purchased.....      --
    Shares of beneficial
      interest repurchased....        1,589
    Plan of distribution
      fee.....................      --
    Investment management
      fees....................       14,088
Unrealized depreciation on
  open forward foreign
  currency contracts..........      --
Accrued expenses and other
  payables....................       25,786
                                -----------
     TOTAL LIABILITIES........       41,463
                                -----------
NET ASSETS:
Paid-in-capital...............   14,291,939
Accumulated undistributed net
  investment income (net
  investment loss)............       (2,382)
Accumulated undistributed net
  realized gain (accumulated
  net realized loss)..........     (191,333)
Net unrealized appreciation
  (depreciation)..............     (875,537)
                                -----------
     NET ASSETS...............  $13,222,687
                                ===========
     *COST....................  $12,867,964
                                ===========
CLASS X SHARES:
Net Assets....................  $13,222,687
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................    1,277,707
    NET ASSET VALUE PER
  SHARE.......................       $10.35
                                ===========
CLASS Y SHARES:
Net Assets....................      --
Shares Outstanding (UNLIMITED
  AUTHORIZED SHARES OF $.01
  PAR VALUE)..................      --
    NET ASSET VALUE PER             --
  SHARE.......................

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000*

                                              NORTH
                                             AMERICAN
                                  MONEY     GOVERNMENT  DIVERSIFIED    BALANCED
                                  MARKET    SECURITIES     INCOME       GROWTH      UTILITIES
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $7,754,966   $526,198   $  7,316,349  $ 2,782,472  $  1,117,157
Dividends.....................      --         --            --         1,895,120     3,083,871**
                                ----------   --------   ------------  -----------  ------------
     TOTAL INCOME.............   7,754,966    526,198      7,316,349    4,677,592     4,201,028
                                ----------   --------   ------------  -----------  ------------
EXPENSES
Investment management fee.....     608,490     53,559        310,787      712,678     1,282,502
Shareholder reports and
  notices.....................      10,984        774          9,375       16,076        44,493
Professional fees.............      27,883     18,677         23,781       22,402        23,517
Custodian fees................      15,044      4,370         13,072       14,337        15,888
Plan of distribution fee
  (Class Y shares)............       1,109     --                221          558         2,543
Trustees' fees and expenses...         661     --                225          427           724
Transfer agent fees and
  expenses....................         500        500            500          500           500
Other.........................       1,684      4,116          8,889        1,590         2,602
                                ----------   --------   ------------  -----------  ------------
     TOTAL EXPENSES...........     666,355     81,996        366,850      768,568     1,372,769
                                ----------   --------   ------------  -----------  ------------
     NET INVESTMENT INCOME
     (LOSS)...................   7,088,611    444,202      6,949,499    3,909,024     2,828,259
                                ----------   --------   ------------  -----------  ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............          16     (5,971)    (2,948,370)  (2,161,143)    2,581,074
    Futures contracts.........      --         --            --           --            --
    Foreign exchange
      transactions............      --         --            401,168      --            --
                                ----------   --------   ------------  -----------  ------------
     NET GAIN (LOSS)..........          16     (5,971)    (2,547,202)  (2,161,143)    2,581,074
                                ----------   --------   ------------  -----------  ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............      --         83,936     (7,939,416)   5,279,732   (11,950,322)
    Futures contracts.........      --         --            --           --            --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............      --         --            (56,140)     --            --
                                ----------   --------   ------------  -----------  ------------
     NET APPRECIATION
     (DEPRECIATION)...........      --         83,936     (7,995,556)   5,279,732   (11,950,322)
                                ----------   --------   ------------  -----------  ------------
     NET GAIN (LOSS)..........          16     77,965    (10,542,758)   3,118,589    (9,369,248)
                                ----------   --------   ------------  -----------  ------------
NET INCREASE (DECREASE).......  $7,088,627   $522,167   $ (3,593,259) $ 7,027,613  $ (6,540,989)
                                ==========   ========   ============  ===========  ============

------------------

 * Class Y shares were issued July 24, 2000, with the exception of North American Government Securities and Emerging Markets.
**   Net of foreign withholding tax of $25,233, $86,137, $6,376, $461, $23,291,
     $221,034, $461, and $21,935, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS, CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2000*

                                  DIVIDEND     VALUE-ADDED                     AMERICAN        MID-CAP        GLOBAL
                                   GROWTH         MARKET        GROWTH      OPPORTUNITIES      EQUITY         EQUITY
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest......................  $    702,538   $    96,988   $    232,773   $   3,666,298   $    495,524   $    710,880
Dividends.....................    15,641,183**   3,201,196**      782,304**     3,381,728**       56,364      2,465,089**
                                ------------   -----------   ------------   -------------   ------------   ------------
     TOTAL INCOME.............    16,343,721     3,298,184      1,015,077       7,048,026        551,888      3,175,969
                                ------------   -----------   ------------   -------------   ------------   ------------
EXPENSES
Investment management fee.....     3,722,154       887,418      1,037,219       5,334,228      1,093,598      1,818,061
Shareholder reports and
  notices.....................        75,460        22,857         10,690          57,118          1,919         35,502
Professional fees.............        25,016        25,442         19,807          25,277         19,510         25,114
Custodian fees................        40,299        17,500         74,802         121,438         14,340         46,424
Plan of distribution fee
  (Class Y shares)............         1,073           293          1,333           7,000          2,854            447
Trustees' fees and expenses...         3,326           720            521           3,685            604            901
Transfer agent fees and
  expenses....................           500           500            500             500            500            500
Other.........................         5,630         6,331            581           5,331         15,988          7,701
                                ------------   -----------   ------------   -------------   ------------   ------------
     TOTAL EXPENSES...........     3,873,458       961,061      1,145,453       5,554,577      1,149,313      1,934,650
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................    12,470,263     2,337,123       (130,376)      1,493,449       (597,425)     1,241,319
                                ------------   -----------   ------------   -------------   ------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............   (87,564,788)   10,376,406      1,539,979     134,552,857     (7,680,734)    14,288,031
    Futures contracts.........       --            --             --           (7,572,123)       --             --
    Foreign exchange
      transactions............       --            --             --               (1,923)       --             (23,000)
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET GAIN (LOSS)..........   (87,564,788)   10,376,406      1,539,979     126,978,811     (7,680,734)    14,265,031
                                ------------   -----------   ------------   -------------   ------------   ------------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............    95,777,039     6,646,477    (21,636,242)   (173,183,609)   (47,563,571)   (26,573,735)
    Futures contracts.........       --            --             --            1,560,742        --             --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --            --             --                  926        --              11,580
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET APPRECIATION
     (DEPRECIATION)...........    95,777,039     6,646,477    (21,636,242)   (171,621,941)   (47,563,571)   (26,562,155)
                                ------------   -----------   ------------   -------------   ------------   ------------
     NET GAIN (LOSS)..........     8,212,251    17,022,883    (20,096,263)    (44,643,130)   (55,244,305)   (12,297,124)
                                ------------   -----------   ------------   -------------   ------------   ------------
NET INCREASE (DECREASE).......  $ 20,682,514   $19,360,006   $(20,226,639)  $ (43,149,681)  $(55,841,730)  $(11,055,805)
                                ============   ===========   ============   =============   ============   ============

                                 DEVELOPING      EMERGING
                                   GROWTH        MARKETS
------------------------------  ---------------------------
INVESTMENT INCOME:
INCOME
Interest......................  $  2,020,322   $    53,462
Dividends.....................        59,716**     215,983**
                                ------------   -----------
     TOTAL INCOME.............     2,080,038       269,445
                                ------------   -----------
EXPENSES
Investment management fee.....       849,348       236,790
Shareholder reports and
  notices.....................        16,808         2,762
Professional fees.............        23,053        20,704
Custodian fees................        58,219        24,111
Plan of distribution fee
  (Class Y shares)............           916       --
Trustees' fees and expenses...           694            76
Transfer agent fees and
  expenses....................           500           500
Other.........................         1,555         7,157
                                ------------   -----------
     TOTAL EXPENSES...........       951,093       292,100
                                ------------   -----------
     NET INVESTMENT INCOME
     (LOSS)...................     1,128,945       (22,655)
                                ------------   -----------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    17,093,144     4,176,063
    Futures contracts.........       --            --
    Foreign exchange
      transactions............       --            (18,783)
                                ------------   -----------
     NET GAIN (LOSS)..........    17,093,144     4,157,280
                                ------------   -----------
Net change in unrealized
  appreciation/depreciation
  on:
    Investments...............   (63,017,455)   (9,766,340)
    Futures contracts.........       --            --
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............       --               (595)
                                ------------   -----------
     NET APPRECIATION
     (DEPRECIATION)...........   (63,017,455)   (9,766,935)
                                ------------   -----------
     NET GAIN (LOSS)..........   (45,924,311)   (5,609,655)
                                ------------   -----------
NET INCREASE (DECREASE).......  $(44,795,366)  $(5,632,310)
                                ============   ===========

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS


                                                                            NORTH AMERICAN GOVERNMENT
                                            MONEY MARKET                            SECURITIES
                                -------------------------------------  ------------------------------------
                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $  7,088,611       $  6,047,637        $   444,202        $  438,530
Net realized gain (loss)......               16                454             (5,971)           (1,587)
Net change in unrealized
  appreciation/depreciation...        --                  --                   83,936          (117,223)
                                   ------------       ------------        -----------        ----------
     NET INCREASE
     (DECREASE)...............        7,088,627          6,048,091            522,167           319,720
                                   ------------       ------------        -----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............       (7,062,455)        (6,047,731)          (491,109)         (429,137)
    Class Y shares............          (26,096)          --                 --                --
Net realized gain
    Class X shares............              (16)              (454)          --                --
Paid-in-capital
    Class X shares............        --                  --                 --                --
    Class Y shares............        --                  --                 --                --
                                   ------------       ------------        -----------        ----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (7,088,567)        (6,048,185)          (491,109)         (429,137)
                                   ------------       ------------        -----------        ----------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (14,727,371)        15,490,506         (1,775,022)        1,140,837
                                   ------------       ------------        -----------        ----------
     TOTAL INCREASE
     (DECREASE)...............      (14,727,311)        15,490,412         (1,743,964)        1,031,420
NET ASSETS:
Beginning of period...........      135,675,240        120,184,828          9,420,642         8,389,222
                                   ------------       ------------        -----------        ----------
     END OF PERIOD............     $120,947,929       $135,675,240        $ 7,676,678        $9,420,642
                                   ============       ============        ===========        ==========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $         79       $         19        $    42,166        $   49,165
                                   ============       ============        ===========        ==========

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                         DIVERSIFIED INCOME                       BALANCED GROWTH                 UTILITIES
                                -------------------------------------  -------------------------------------  ------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........     $ 6,949,499         $ 7,541,201        $  3,909,024       $  3,817,787        $  2,828,259
Net realized gain (loss)......      (2,547,202)         (2,270,326)         (2,161,143)         1,175,402           2,581,074
Net change in unrealized
  appreciation/depreciation...      (7,995,556)         (6,985,905)          5,279,732         (1,416,501)        (11,950,322)
                                   -----------         -----------        ------------       ------------        ------------
     NET INCREASE
     (DECREASE)...............      (3,593,259)         (1,715,030)          7,027,613          3,576,688          (6,540,989)
                                   -----------         -----------        ------------       ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (5,910,382)         (7,407,990)         (4,215,233)        (3,740,026)         (2,956,945)
    Class Y shares............          (9,270)           --                   (12,058)          --                   (27,350)
Net realized gain
    Class X shares............        --                  --                  (946,223)       (13,846,314)        (10,463,977)
Paid-in-capital
    Class X shares............        (795,995)           (231,544)          --                  --                 --
    Class Y shares............          (1,249)           --                 --                  --                 --
                                   -----------         -----------        ------------       ------------        ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (6,716,896)         (7,639,534)         (5,173,514)       (17,586,340)        (13,448,272)
                                   -----------         -----------        ------------       ------------        ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      (5,915,309)          1,633,845          (7,786,850)        34,456,761          56,604,520
                                   -----------         -----------        ------------       ------------        ------------
     TOTAL INCREASE
     (DECREASE)...............     (16,225,464)         (7,720,719)         (5,932,751)        20,447,109          36,615,259
NET ASSETS:
Beginning of period...........      86,270,418          93,991,137         128,299,226        107,852,117         165,368,414
                                   -----------         -----------        ------------       ------------        ------------
     END OF PERIOD............     $70,044,954         $86,270,418        $122,366,475       $128,299,226        $201,983,673
                                   ===========         ===========        ============       ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $  (543,690)        $  (197,032)          --              $    328,440           --
                                   ===========         ===========        ============       ============        ============


                                    UTILITIES
                                -----------------
                                  FOR THE YEAR
                                      ENDED
                                DECEMBER 31, 1999
------------------------------  -----------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income.........    $  1,851,924
Net realized gain (loss)......      10,576,744
Net change in unrealized
  appreciation/depreciation...      33,678,427
                                  ------------
     NET INCREASE
     (DECREASE)...............      46,107,095
                                  ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (1,813,042)
    Class Y shares............        --
Net realized gain
    Class X shares............        (778,316)
Paid-in-capital
    Class X shares............        --
    Class Y shares............        --
                                  ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (2,591,358)
                                  ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      36,169,492
                                  ------------
     TOTAL INCREASE
     (DECREASE)...............      79,685,229
NET ASSETS:
Beginning of period...........      85,683,185
                                  ------------
     END OF PERIOD............    $165,368,414
                                  ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................    $    156,036
                                  ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                           DIVIDEND GROWTH                      VALUE-ADDED MARKET
                                -------------------------------------  -------------------------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................    $  12,470,263       $  14,549,630       $  2,337,123       $  2,018,885
Net realized gain (loss)......      (87,564,788)        129,094,274         10,376,406         16,263,318
Net change in unrealized
  appreciation/depreciation...       95,777,039        (142,695,765)         6,646,477          2,356,309
                                  -------------       -------------       ------------       ------------
     NET INCREASE
     (DECREASE)...............       20,682,514             948,139         19,360,006         20,638,512
                                  -------------       -------------       ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............      (13,521,553)        (14,356,475)          (790,413)        (2,002,626)
    Class Y shares............          (14,094)          --                 --                  --
Net realized gain
    Class X shares............     (135,437,034)        (68,998,640)       (16,263,313)        (6,492,085)
                                  -------------       -------------       ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............     (148,972,681)        (83,355,115)       (17,053,726)        (8,494,711)
                                  -------------       -------------       ------------       ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........        7,727,374         101,933,394         (4,237,007)         2,740,405
                                  -------------       -------------       ------------       ------------
     TOTAL INCREASE
     (DECREASE)...............     (120,562,793)         19,526,418         (1,930,727)        14,884,206
NET ASSETS:
Beginning of period...........      742,811,496         723,285,078        189,708,028        174,823,822
                                  -------------       -------------       ------------       ------------
     END OF PERIOD............    $ 622,248,703       $ 742,811,496       $187,777,301       $189,708,028
                                  =============       =============       ============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --              $   1,046,212       $  1,746,316       $    199,606
                                  =============       =============       ============       ============

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                               GROWTH                         AMERICAN OPPORTUNITIES            MID-CAP EQUITY
                                -------------------------------------  -------------------------------------  ------------------
                                   FOR THE YEAR       FOR THE YEAR        FOR THE YEAR       FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED              ENDED               ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000*
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................     $   (130,376)       $   (71,745)      $   1,493,449       $  1,448,393        $   (597,425)
Net realized gain (loss)......        1,539,979          8,668,664         126,978,811         74,042,509          (7,680,734)
Net change in unrealized
  appreciation/depreciation...      (21,636,242)        15,446,798        (171,621,941)       179,944,880         (47,563,571)
                                   ------------        -----------       -------------       ------------        ------------
     NET INCREASE
     (DECREASE)...............      (20,226,639)        24,043,717         (43,149,681)       255,435,782         (55,841,730)
                                   ------------        -----------       -------------       ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............        --                    (3,871)          --                (1,445,841)          --
    Class Y shares............        --                  --                 --                  --                 --
Net realized gain
    Class X shares............       (7,192,511)        (4,876,846)        (71,766,306)       (46,008,369)         (9,796,856)
                                   ------------        -----------       -------------       ------------        ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............       (7,192,511)        (4,880,717)        (71,766,306)       (47,454,210)         (9,796,856)
                                   ------------        -----------       -------------       ------------        ------------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........       66,165,183         24,032,119         193,066,734        189,136,068         102,575,986
                                   ------------        -----------       -------------       ------------        ------------
     TOTAL INCREASE
     (DECREASE)...............       38,746,033         43,195,119          78,150,747        397,117,640          36,937,400
NET ASSETS:
Beginning of period...........       96,698,897         53,503,778         768,750,549        371,632,909          84,948,524
                                   ------------        -----------       -------------       ------------        ------------
     END OF PERIOD............     $135,444,930        $96,698,897       $ 846,901,296       $768,750,549        $121,885,924
                                   ============        ===========       =============       ============        ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --                  --                 1,491,526           --                 --
                                   ============        ===========       =============       ============        ============


                                 MID-CAP EQUITY                GLOBAL EQUITY
                                -----------------  -------------------------------------
                                  FOR THE YEAR        FOR THE YEAR       FOR THE YEAR
                                      ENDED              ENDED               ENDED
                                DECEMBER 31, 1999  DECEMBER 31, 2000*  DECEMBER 31, 1999
------------------------------  --------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................     $   139,683        $  1,241,319       $    496,336
Net realized gain (loss)......      12,556,428          14,265,031         16,165,852
Net change in unrealized
  appreciation/depreciation...      20,188,222         (26,562,155)        26,404,172
                                   -----------        ------------       ------------
     NET INCREASE
     (DECREASE)...............      32,884,333         (11,055,805)        43,066,360
                                   -----------        ------------       ------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............        (146,978)           (564,063)          (497,530)
    Class Y shares............        --                 --                  --
Net realized gain
    Class X shares............         (27,244)        (11,783,182)          --
                                   -----------        ------------       ------------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............        (174,222)        (12,347,245)          (497,530)
                                   -----------        ------------       ------------
Net increase (decrease) from
  transactions in shares of
  beneficial interest.........      24,040,776          22,066,278          5,651,964
                                   -----------        ------------       ------------
     TOTAL INCREASE
     (DECREASE)...............      56,750,887          (1,336,772)        48,220,794
NET ASSETS:
Beginning of period...........      28,197,637         173,743,006        125,522,212
                                   -----------        ------------       ------------
     END OF PERIOD............     $84,948,524        $172,406,234       $173,743,006
                                   ===========        ============       ============
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................        --              $    645,666       $     (8,590)
                                   ===========        ============       ============

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED


                                          DEVELOPING GROWTH                      EMERGING MARKETS
                                -------------------------------------  ------------------------------------
                                   FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                      ENDED               ENDED              ENDED              ENDED
                                DECEMBER 31, 2000*  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................     $  1,128,945       $     54,898        $   (22,655)       $    (5,570)
Net realized gain.............       17,093,144         31,720,580          4,157,280            833,229
Net change in unrealized
  appreciation/depreciation...      (63,017,455)        42,343,872         (9,766,935)         9,795,780
                                   ------------       ------------        -----------        -----------
     NET INCREASE
     (DECREASE)...............      (44,795,366)        74,119,350         (5,632,310)        10,623,439
                                   ------------       ------------        -----------        -----------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
    Class X shares............           (9,373)           (52,628)          --                 --
Net realized gain
    Class X shares............      (30,566,098)          --                 --                 --
Paid-in-capital
    Class X shares............        --                  --                 --                  (29,513)
                                   ------------       ------------        -----------        -----------
     TOTAL DIVIDENDS AND
     DISTRIBUTIONS............      (30,575,471)           (52,628)          --                  (29,513)
                                   ------------       ------------        -----------        -----------

Net increase (decrease) from
  transactions in shares of
  beneficial interest.........       59,131,718          4,903,162         (4,033,820)          (977,414)
                                   ------------       ------------        -----------        -----------
     TOTAL INCREASE
     (DECREASE)...............      (16,239,119)        78,969,884         (9,666,130)         9,616,512
NET ASSETS:
Beginning of period...........      160,595,043         81,625,159         22,888,817         13,272,305
                                   ------------       ------------        -----------        -----------
     END OF PERIOD............     $144,355,924       $160,595,043        $13,222,687        $22,888,817
                                   ============       ============        ===========        ===========
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................     $  1,121,702       $      3,982        $    (2,382)       $   (38,786)
                                   ============       ============        ===========        ===========

------------------

 *   Class Y shares were issued July 24, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                                            NORTH AMERICAN
                                       MONEY MARKET                     GOVERNMENT SECURITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................      106,633,555        144,516,778             2,879            373,179
Reinvestment of dividends
  and distributions......        7,062,471          6,048,185            49,182             42,656
Redeemed.................     (131,096,843)      (135,074,457)         (229,547)          (303,201)
                             -------------      -------------       -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...      (17,400,817)        15,490,506          (177,486)           112,634
                             -------------      -------------       -----------        -----------
AMOUNT
Sold.....................    $ 106,633,555      $ 144,516,778       $    28,828        $ 3,768,903
Reinvestment of dividends
  and distributions......        7,062,471          6,048,185           491,108            429,137
Redeemed.................     (131,096,843)      (135,074,457)       (2,294,958)        (3,057,203)
                             -------------      -------------       -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (17,400,817)     $  15,490,506       $(1,775,022)       $ 1,140,837
                             -------------      -------------       -----------        -----------

CLASS Y SHARES*
SHARES
Sold.....................        3,997,869          --                 --                 --
Reinvestment of dividends
  and distributions......           26,095          --                 --                 --
Redeemed.................       (1,350,518)         --                 --                 --
                             -------------      -------------       -----------        -----------
    NET INCREASE -
  CLASS Y................        2,673,446          --                 --                 --
                             -------------      -------------       -----------        -----------
AMOUNT
Sold.....................    $   3,997,869          --                 --                 --
Reinvestment of dividends
  and distributions......           26,095          --                 --                 --
Redeemed.................       (1,350,518)         --                 --                 --
                             -------------      -------------       -----------        -----------
    NET INCREASE -
  CLASS Y................    $   2,673,446          --                 --                 --
                             -------------      -------------       -----------        -----------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                    DIVERSIFIED INCOME                     BALANCED GROWTH
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       1,223,990          2,660,408          1,223,181          3,333,509
Reinvestment of dividends
  and distributions......         799,832            813,366            370,408            241,749
Redeemed.................      (2,777,332)        (3,307,173)        (2,248,801)        (1,387,082)
                             ------------       ------------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...        (753,510)           166,601           (655,212)         2,188,176
                             ------------       ------------       ------------       ------------
AMOUNT
Sold.....................    $ 10,526,505       $ 25,140,484       $ 17,261,110       $ 38,151,616
Reinvestment of dividends
  and distributions......       6,706,377          7,639,534          5,161,456         17,586,340
Redeemed.................     (23,763,158)       (31,146,173)       (31,612,563)       (21,281,195)
                             ------------       ------------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (6,530,276)      $  1,633,845       $ (9,189,997)      $ 34,456,761
                             ------------       ------------       ------------       ------------

CLASS Y SHARES*
SHARES
Sold.....................          78,160           --                   98,872           --
Reinvestment of dividends
  and distributions......           1,338           --                      816           --
Redeemed.................          (2,450)          --                   (1,864)          --
                             ------------       ------------       ------------       ------------
    NET INCREASE -
  CLASS Y................          77,048           --                   97,824           --
                             ------------       ------------       ------------       ------------
AMOUNT
Sold.....................    $    623,917           --             $  1,418,237           --
Reinvestment of dividends
  and distributions......          10,519           --                   12,058           --
Redeemed.................         (19,469)          --                  (27,148)          --
                             ------------       ------------       ------------       ------------
    NET INCREASE -
  CLASS Y................    $    614,967           --             $  1,403,147           --
                             ------------       ------------       ------------       ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                        UTILITIES                          DIVIDEND GROWTH
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       2,367,392          2,571,246           4,677,079          8,484,915
Reinvestment of dividends
  and distributions......         524,673            126,805          10,454,591          3,815,098
Redeemed.................      (1,002,139)          (978,171)        (13,340,890)        (7,808,848)
                             ------------       ------------       -------------      -------------
    NET INCREASE
  (DECREASE) - CLASS X...       1,889,926          1,719,880           1,790,780          4,491,165
                             ------------       ------------       -------------      -------------
AMOUNT
Sold.....................    $ 64,276,199       $ 53,847,696       $  80,639,742      $ 184,490,155
Reinvestment of dividends
  and distributions......      13,420,922          2,591,358         145,912,178         83,355,115
Redeemed.................     (26,755,649)       (20,269,562)       (221,438,566)      (165,911,876)
                             ------------       ------------       -------------      -------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 50,941,472       $ 36,169,492       $   5,113,354      $ 101,933,394
                             ------------       ------------       -------------      -------------

CLASS Y SHARES*
SHARES
Sold.....................         231,198           --                   176,266          --
Reinvestment of dividends
  and distributions......           1,119           --                       664          --
Redeemed.................          (3,250)          --                    (1,417)         --
                             ------------       ------------       -------------      -------------
    NET INCREASE -
  CLASS Y................         229,067           --                   175,513          --
                             ------------       ------------       -------------      -------------
AMOUNT
Sold.....................    $  5,716,097           --             $   2,624,657          --
Reinvestment of dividends
  and distributions......          27,350           --                    10,511          --
Redeemed.................         (80,399)          --                   (21,148)         --
                             ------------       ------------       -------------      -------------
    NET INCREASE -
  CLASS Y................    $  5,663,048           --             $   2,614,020          --
                             ------------       ------------       -------------      -------------

                                    VALUE-ADDED MARKET
                           ------------------------------------
                             FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------
CLASS X SHARES
SHARES
Sold.....................       1,072,553          1,641,753
Reinvestment of dividends
  and distributions......         923,110            422,129
Redeemed.................      (2,221,936)        (1,941,093)
                             ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...        (226,273)           122,789
                             ------------       ------------
AMOUNT
Sold.....................    $ 21,180,579       $ 32,832,745
Reinvestment of dividends
  and distributions......      17,053,726          8,494,711
Redeemed.................     (43,316,109)       (38,587,051)
                             ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ (5,081,804)      $  2,740,405
                             ------------       ------------
CLASS Y SHARES*
SHARES
Sold.....................          43,950           --
Reinvestment of dividends
  and distributions......        --                 --
Redeemed.................          (1,009)          --
                             ------------       ------------
    NET INCREASE -
  CLASS Y................          42,941           --
                             ------------       ------------
AMOUNT
Sold.....................    $    864,761           --
Reinvestment of dividends
  and distributions......        --                 --
Redeemed.................         (19,964)          --
                             ------------       ------------
    NET INCREASE -
  CLASS Y................    $    844,797           --
                             ------------       ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST, CONTINUED

                                          GROWTH                        AMERICAN OPPORTUNITIES
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       3,298,149          1,668,923           6,948,834         8,757,084
Reinvestment of dividends
  and distributions......         307,767            275,120           2,419,633         2,113,992
Redeemed.................        (919,021)          (722,403)         (3,793,870)       (3,237,660)
                             ------------       ------------       -------------      ------------
    NET INCREASE
  (DECREASE) - CLASS X...       2,686,895          1,221,640           5,574,597         7,633,416
                             ------------       ------------       -------------      ------------
AMOUNT
Sold.....................    $ 77,266,793       $ 33,517,947       $ 226,875,960      $223,047,289
Reinvestment of dividends
  and distributions......       7,192,511          4,880,717          71,766,306        47,454,210
Redeemed.................     (21,151,246)       (14,366,545)       (120,188,447)      (81,365,431)
                             ------------       ------------       -------------      ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 63,308,058       $ 24,032,119       $ 178,453,819      $189,136,068
                             ------------       ------------       -------------      ------------

CLASS Y SHARES*
SHARES
Sold.....................         133,700           --                   496,927          --
Redeemed.................          (2,972)          --                    (8,924)         --
                             ------------       ------------       -------------      ------------
    NET INCREASE -
  CLASS Y................         130,728           --                   488,003          --
                             ------------       ------------       -------------      ------------
AMOUNT
Sold.....................    $  2,925,390           --             $  14,880,276          --
Redeemed.................         (68,265)          --                  (267,361)         --
                             ------------       ------------       -------------      ------------
    NET INCREASE -
  CLASS Y................    $  2,857,125           --             $  14,612,915          --
                             ------------       ------------       -------------      ------------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                      MID-CAP EQUITY                        GLOBAL EQUITY
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------

CLASS X SHARES
SHARES
Sold.....................       4,661,604          1,991,794          1,829,338          1,823,137
Reinvestment of dividends
  and distributions......         419,207             13,119            657,581             31,851
Redeemed.................      (1,225,391)          (633,054)        (1,400,191)        (1,548,072)
                             ------------        -----------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...       3,855,420          1,371,859          1,086,728            306,916
                             ------------        -----------       ------------       ------------
AMOUNT
Sold.....................    $112,991,934        $32,535,587       $ 35,199,385       $ 29,681,396
Reinvestment of dividends
  and distributions......       9,796,856            174,222         12,347,245            497,530
Redeemed.................     (26,732,205)        (8,669,033)       (26,397,318)       (24,526,962)
                             ------------        -----------       ------------       ------------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 96,056,585        $24,040,776       $ 21,149,312       $  5,651,964
                             ------------        -----------       ------------       ------------

CLASS Y SHARES*
SHARES
Sold.....................         328,643           --                   53,126           --
Redeemed.................         (10,082)          --                   (1,892)          --
                             ------------        -----------       ------------       ------------
    NET INCREASE -
  CLASS Y................         318,561           --                   51,234           --
                             ------------        -----------       ------------       ------------
AMOUNT
Sold.....................    $  6,708,398           --             $    951,169           --
Redeemed.................        (188,997)          --                  (34,203)          --
                             ------------        -----------       ------------       ------------
    NET INCREASE -
  CLASS Y................    $  6,519,401           --             $    916,966           --
                             ------------        -----------       ------------       ------------

                                    DEVELOPING GROWTH                      EMERGING MARKETS
                           ------------------------------------  ------------------------------------
                             FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                 ENDED              ENDED              ENDED              ENDED
                           DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 2000  DECEMBER 31, 1999
-------------------------
CLASS X SHARES
SHARES
Sold.....................       1,707,588          1,021,132              9,268            421,932
Reinvestment of dividends
  and distributions......         999,454              2,217           --                    3,047
Redeemed.................      (1,215,979)          (934,031)          (310,800)          (524,322)
                             ------------       ------------        -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...       1,491,063             89,318           (301,532)           (99,343)
                             ------------       ------------        -----------        -----------
AMOUNT
Sold.....................    $ 66,507,746       $ 27,643,051        $   103,738        $ 4,228,591
Reinvestment of dividends
  and distributions......      30,575,471             52,628           --                   29,513
Redeemed.................     (39,782,791)       (22,792,517)        (4,137,558)        (5,235,518)
                             ------------       ------------        -----------        -----------
    NET INCREASE
  (DECREASE) - CLASS X...    $ 57,300,426       $  4,903,162        $(4,033,820)       $  (977,414)
                             ------------       ------------        -----------        -----------
CLASS Y SHARES*
SHARES
Sold.....................          68,338           --                 --                 --
Redeemed.................          (2,072)          --                 --                 --
                             ------------       ------------        -----------        -----------
    NET INCREASE -
  CLASS Y................          66,266           --                 --                 --
                             ------------       ------------        -----------        -----------
AMOUNT
Sold.....................    $  1,892,834           --                 --                 --
Redeemed.................         (61,542)          --                 --                 --
                             ------------       ------------        -----------        -----------
    NET INCREASE -
  CLASS Y................    $  1,831,292           --                 --                 --
                             ------------       ------------        -----------        -----------

------------------

  *  For the period July 24, 2000 (issue date) through December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The shares of the Fund are only sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Equity which commenced operations on January 21, 1997.

On July 24, 2000, the Fund, with the exception of North American Government Securities and Emerging Markets, commenced offering one additional class of shares (Class Y shares). All Portfolio shares held prior to May 1, 2000 have been designated Class X shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

      PORTFOLIO                             INVESTMENT OBJECTIVE
     Money Market       Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
    North American      Seeks to earn a high level of current income while
Government Securities   maintaining relatively low volatility of principal by
                        primarily investing in investment grade fixed income
                        securities issued or guaranteed by the U.S., Canadian or
                        Mexican governments.
  Diversified Income    Seeks, as a primary objective, to earn a high level of
                        current income and, as a secondary objective, to maximize
                        total return, but only to the extent consistent with its
                        primary objective, by equally allocating its assets among
                        three separate groupings of fixed income securities.
   Balanced Growth      Seeks to achieve capital growth with reasonable current
                        income by investing in common stock of companies which have a record of paying dividends and have the potential for
                        increasing dividends, securities convertible into common
                        stock and in investment grade fixed income securities.
      Utilities         Seeks both capital appreciation and current income by
                        investing in equity and fixed income securities of companies in the utilities industry.
   Dividend Growth      Seeks to provide reasonable current income and long-term
                        growth of income and capital by investing primarily in
                        common stock of companies with a record of paying dividends and the potential for increasing dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

      PORTFOLIO                             INVESTMENT OBJECTIVE
  Value-Added Market    Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                        income by investing, on an equally-weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500 Composite
                        Stock Price Index.
        Growth          Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.
American Opportunities  Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the
                        investment, are believed to be undervalued in the
                        marketplace.
    Mid-Cap Equity      Seeks long-term capital appreciation by investing primarily in equity securities of mid-cap companies (that is,
                        companies whose equity market capitalization falls within
                        the range of approximately $200 million to $12 billion).
    Global Equity       Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent,
                        from income, through investments in all types of common
                        stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt
                        obligations of domestic and foreign companies and
                        governments and international organizations.
  Developing Growth     Seeks long-term capital growth by investing primarily in
                        common stocks of smaller and medium-sized companies that
                        have the potential for growing more rapidly than the economy and which may benefit from new products or services,
                        technological developments or changes in management.
   Emerging Markets     Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market
                        countries. The Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), or (in the case of Growth) by Morgan Stanley Dean Witter Investment Management Inc. ("MSDWIM"), or (in the case of the North American Government Securities, Mid-Cap Equity and Emerging Markets) by TCW Investment Management Company ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FUTURES CONTRACTS -- Some of the portfolios may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                            ANNUAL
PORTFOLIO                                  RATE   PORTFOLIO                                  RATE
---------                                 ------  ---------                                 ------
Money Market............................  0.50%   Growth .................................  0.80%
North American Government Securities....  0.65    American Opportunities .................  **
Diversified Income......................  0.40    Mid-Cap Equity .........................  0.75
Balanced Growth.........................  0.60    Global Equity ..........................  1.00
Utilities...............................  0.65    Developing Growth ......................  0.50
Dividend Growth.........................  *       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

----------------

 * 0.625% to the portion of the daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.475% to the portion of daily net assets exceeding $1 billion.
** 0.625% to the portion of daily net assets not exceeding $500 million; and 0.60% to the portion of daily net assets in excess of $500 million. Effective May 1, 2000, the Agreement was amended to reduce the annual rate to 0.575% of the portion of daily net assets in excess of $1 billion.

Under Sub-Advisory Agreements between MSDWIM and the Investment Manager and TCW and the Investment Manager, MSDWIM provides Growth and TCW provides North American Government Securities, Mid-Cap Equity, and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays MSDWIM and TCW monthly compensation equal to 40% of its monthly compensation.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributor Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.
4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2000 were as follows:

                                              U.S. GOVERNMENT SECURITIES                     OTHER
                                            -------------------------------    ----------------------------------
                                             PURCHASES     SALES/MATURITIES      PURCHASES       SALES/MATURITIES
                                            -----------    ----------------    --------------    ----------------
Money Market............................    $43,220,513      $43,307,829       $  759,690,004     $  780,650,948
North American Government Securities....        --             2,720,605             --                --
Diversified Income......................      2,046,766       10,938,041           20,645,610         23,311,091
Balanced Growth.........................      4,359,634        9,284,636           41,067,318         42,587,921
Utilities...............................      3,020,761        3,007,913          101,970,141         57,809,852
Dividend Growth.........................        --              --                249,898,464        352,119,375
Value-Added Market......................        --              --                 14,209,281         31,770,857
Growth..................................        --              --                144,834,024         85,123,093
American Opportunities..................     73,766,500       47,891,344        3,479,123,244      3,399,965,458
Mid-Cap Equity..........................        --              --                119,433,263         28,096,242
Global Equity...........................        --              --                118,948,284        114,818,503
Developing Growth.......................        --              --                305,390,807        281,852,932
Emerging Markets........................        --              --                  8,301,604         13,605,683

Included in the aforementioned sales of portfolio securities of Mid-Cap Equity are sales of Hartford Life, Inc., an affiliate of the Fund, of $1,893,423, as well as a realized gain of $142,659. Included in the aforementioned sales of portfolio securities of American Opportunities are sales of Hartford Life, Inc., of $5,071,248, as well as a realized loss of $22,172.
At December 31, 2000, American Opportunities' and Developing Growth's payable for investments purchased included unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, of $2,026,247 and $27,347, respectively. Included in Developing Growth's receivable for investments sold was $179,541 for unsettled trades with DWR.
At December 31, 2000, American Opportunities' payable for investments purchased and receivables for investments sold included unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, of $1,678,824 and $1,181,438, respectively.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with DWR for executed portfolio transactions:

BALANCED               DIVIDEND     AMERICAN       GLOBAL    DEVELOPING
 GROWTH    UTILITIES    GROWTH    OPPORTUNITIES    EQUITY      GROWTH
--------   ---------   --------   -------------   --------   ----------
$35,475     $27,092    $180,183      $79,137       $1,106     $20,901
=======     =======    ========      =======       ======     =======

For the year ended December 31, 2000, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., for executed portfolio transactions:

BALANCED               DIVIDEND                AMERICAN       GLOBAL    DEVELOPING   EMERGING
 GROWTH    UTILITIES    GROWTH     GROWTH    OPPORTUNITIES    EQUITY      GROWTH     MARKETS
--------   ---------   --------   --------   -------------   --------   ----------   --------
 $5,770     $3,200     $41,164     $3,263       $325,499     $29,299      $5,180      $1,800
 ======     ======     =======     ======       ========     =======      ======      ======

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent.

5. FEDERAL INCOME TAX STATUS

At December 31, 2000, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                     (AMOUNTS IN THOUSANDS)
                                          --------------------------------------------
     AVAILABLE THROUGH DECEMBER 31,       2004   2005   2006   2007    2008     TOTAL
     ------------------------------       -----  -----  -----  -----  -------  -------
North American Government Securities....   $8     $2    $  4   $ 28   $    21  $    63
Diversified Income......................  --     --      153    941     1,681    2,775
Balanced Growth.........................  --     --      --     --        834      834
Dividend Growth.........................  --     --      --     --     83,162   83,162
Mid-Cap Equity..........................  --     --      --     --        937      937
Emerging Markets........................  --     --      165    --      --         165

During the year ended December 31, 2000, the Emerging Markets Portfolio utilized approximately $4,077,000 of its net capital loss carryover.

Net capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2000: North American Government Securities -- $2,000; Diversified Income -- $498,000; Utilities -- $774,000; Dividend Growth -- $515,000; Growth -- $4,697,000; Mid-Cap Equity -- $6,769,000;
Global Equity -- $47,000; Emerging Markets -- $2,000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

At December 31, 2000, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                              TEMPORARY DIFFERENCES          PERMANENT DIFFERENCES
                                          -----------------------------  -----------------------------
                                                                           FOREIGN           NET
                                          POST-OCTOBER  LOSS DEFERRALS     CURRENCY       OPERATING
                                             LOSSES     FROM WASH SALES  GAINS/LOSSES       LOSS
                                          ------------  ---------------  ------------  ---------------
North American Government Securities....           -
Diversified Income......................           -                              -
Balanced Growth.........................                           -
Utilities...............................           -
Dividend Growth.........................           -               -
Value Added Market......................                           -
Growth..................................           -               -                              -
American Opportunities..................                           -              -
Mid-Cap Equity..........................           -                                              -
Global Equity...........................           -               -              -
Developing Growth.......................                           -
Emerging Markets........................           -               -              -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and interest on bonds in default and Global Equity had temporary differences attributable to the mark-to-market of passive foreign investment companies held by the Portfolio.

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           ACCUMULATED      ACCUMULATED
                                          UNDISTRIBUTED    UNDISTRIBUTED
                                          NET INVESTMENT   NET REALIZED      PAID-IN
                                          INCOME (LOSS)     GAIN (LOSS)      CAPITAL
                                          --------------  ---------------  ------------
North American Government Securities....   $     39,908     $  (39,908)        --
Diversified Income......................     (1,376,505)     1,144,961      $  231,544
Balanced Growth.........................        (10,173)        18,568          (8,395)
Dividend Growth.........................         19,172        229,615        (248,787)
Growth..................................        130,376          1,348        (131,724)
American Opportunities..................         (1,923)        51,336         (49,413)
Mid-Cap Equity..........................        597,425        --             (597,425)
Global Equity...........................        (23,000)        23,000         --
Developing Growth.......................         (1,852)         2,023            (171)
Emerging Markets........................         59,059         18,783         (77,842)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2000, Diversified Income and Developing Growth had outstanding forward contracts.

Some of the Portfolios may purchase and sell stock index futures ("futures contracts") to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolios securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2000, there were no Portfolios with outstanding futures contacts.

At December 31, 2000, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

7. CHANGE IN ACCOUNTING POLICY

Effective January 1, 2001, the Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Fund, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/depreciation based on securities held as of December 31, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2000, CONTINUED

8. OTHER BUSINESS

North American Government Securities and Emerging Markets -- On April 22, 1999, the Fund's Board of Trustees approved the termination of these Portfolios and the substitution of shares of similar portfolios of the Morgan Stanley Dean Witter Universal Funds. The substitution will not be consumated unless authorized by the Securities and Exchange Commission. Effective September 7, 1999, shares of the Portfolios were no longer offered for new investment other than through reinvestment of dividends.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period*:

                           NET ASSET                                                                           TOTAL
      FOR THE YEAR           VALUE       NET       NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                        $ 1.00      $ 0.05        --            $ 0.05       $(0.05)        --            $(0.05)
1997                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
1998                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
1999                          1.00        0.05        --              0.05        (0.05)        --             (0.05)
2000(a)                       1.00        0.06        --              0.06        (0.06)        --             (0.06)
CLASS Y SHARES
2000(b)                       1.00        0.03        --              0.03        (0.03)        --             (0.03)
NORTH AMERICAN GOVERNMENT SECURITIES
CLASS X SHARES
1996                         10.18        0.52        $(0.09)         0.43        (0.52)        --             (0.52)
1997                         10.09        0.48          0.09          0.57        (0.49)        --             (0.49)
1998                         10.17        0.46         (0.03)         0.43        (0.45)        --             (0.45)
1999                         10.15        0.47         (0.13)         0.34        (0.46)        --             (0.46)
2000(a)                      10.03        0.55          0.10          0.65        (0.60)        --             (0.60)
DIVERSIFIED INCOME
CLASS X SHARES
1996                         10.22        0.80          0.13          0.93        (0.82)        $(0.01)        (0.83)
1997                         10.32        0.80          0.02          0.82        (0.83)         (0.02)        (0.85)
1998                         10.29        0.79         (0.37)         0.42        (0.77)         (0.01)        (0.78)
1999                          9.93        0.78         (0.96)        (0.18)       (0.77)         (0.02)++      (0.79)
2000(a)                       8.96        0.76         (1.15)        (0.39)       (0.65)         (0.09)++      (0.74)
CLASS Y SHARES
2000(b)                       8.58        0.33         (0.73)        (0.40)       (0.33)         (0.04)++      (0.37)
BALANCED GROWTH
CLASS X SHARES
1996                         11.89        0.33          1.25          1.58        (0.33)         (0.07)        (0.40)
1997                         13.07        0.29          2.01          2.30        (0.30)         (0.04)        (0.34)
1998                         15.03        0.44          1.68          2.12        (0.43)         (0.34)        (0.77)
1999                         16.38        0.48          0.15          0.63        (0.48)         (1.90)        (2.38)
2000(a)                      14.63        0.47          0.42          0.89        (0.51)         (0.11)        (0.62)
CLASS Y SHARES
2000(b)                      13.67        0.18          1.25          1.43        (0.22)        --             (0.22)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
CLASS X SHARES
1996                        $ 1.00       5.07%   $ 87,002        0.59%           4.94%           0.57%           4.96%
1997                          1.00       5.21      84,045        0.55            5.08            0.55            5.08
1998                          1.00       5.16     120,185        0.55            5.02            0.55            5.02
1999                          1.00       4.78     135,675        0.54            4.67            0.54            4.67
2000(a)                       1.00       5.98     118,274        0.55            5.80            0.55            5.80
CLASS Y SHARES
2000(b)                       1.00       2.58(1)     2,673       0.80(2)         5.55(2)         0.80(2)         5.55(2)
NORTH AMERICAN GOVERNMENT
SECURITIES
CLASS X SHARES
1996                         10.09       4.35       4,172        1.45            4.55            0.50            5.50
1997                         10.17       5.91       5,091        1.26            4.75            1.26            4.75
1998                         10.15       4.28       8,389        1.15            4.52            1.15            4.52
1999                         10.03       3.40       9,421        1.01            4.60            1.01            4.60
2000(a)                      10.08       6.66       7,677        1.00            5.38            1.00            5.38
DIVERSIFIED INCOME
CLASS X SHARES
1996                         10.32       9.54      32,119        0.71            8.26            0.50            8.47
1997                         10.29       8.32      62,287        0.55            8.09            0.55            8.09
1998                          9.93       4.22      93,991        0.49            7.92            0.49            7.92
1999                          8.96      (1.83)     86,270        0.48            8.31            0.48            8.31
2000(a)                       7.83      (4.74)     69,443        0.47            8.92            0.47            8.92
CLASS Y SHARES
2000(b)                       7.81      (4.68)(1)       602      0.72(2)         9.23(2)         0.72(2)         9.23(2)
BALANCED GROWTH
CLASS X SHARES
1996                         13.07      13.54      38,893        0.90            2.35            0.50            2.75
1997                         15.03      17.87      71,323        0.86            2.13            0.86            2.13
1998                         16.38      14.41     107,852        0.71            2.87            0.71            2.87
1999                         14.63       3.52     128,299        0.64            3.10            0.64            3.10
2000(a)                      14.90       6.37     120,911        0.64            3.29            0.64            3.29
CLASS Y SHARES
2000(b)                      14.88      10.55(1)     1,455       0.86(2)         2.90(2)         0.86(2)         2.90(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
MONEY MARKET
CLASS X SHARES
1996                        N/A
1997                        N/A
1998                        N/A
1999                        N/A
2000(a)                     N/A
CLASS Y SHARES
2000(b)                     N/A
NORTH AMERICAN GOVERNMENT
SECURITIES
CLASS X SHARES
1996                           48%
1997                           27
1998                           51
1999                           53
2000(a)                      --
DIVERSIFIED INCOME
CLASS X SHARES
1996                           69
1997                          110
1998                          111
1999                           69
2000(a)                        33
CLASS Y SHARES
2000(b)                        33
BALANCED GROWTH
CLASS X SHARES
1996                           88
1997                           64
1998                           93
1999                           37
2000(a)                        39
CLASS Y SHARES
2000(b)                        39

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
UTILITIES
CLASS X SHARES
1996                        $12.35       $ 0.43          $ 0.60        $ 1.03       $(0.43)        $(0.01)       $(0.44)
1997                         12.94         0.39            2.96          3.35        (0.40)         (0.05)        (0.45)
1998                         15.84         0.37            3.06          3.43        (0.37)         (0.19)        (0.56)
1999                         18.71         0.34            7.69          8.03        (0.34)         (0.15)        (0.49)
2000(a)                      26.25         0.38           (0.79)        (0.41)       (0.40)         (1.45)        (1.85)
CLASS Y SHARES
2000(b)                      26.06         0.15           (2.04)        (1.89)       (0.18)        --             (0.18)
DIVIDEND GROWTH
CLASS X SHARES
1996                         13.54         0.34            2.94          3.28        (0.35)         (0.02)        (0.37)
1997                         16.45         0.38            3.80          4.18        (0.38)         (0.68)        (1.06)
1998                         19.57         0.39            3.38          3.77        (0.39)         (0.90)        (1.29)
1999                         22.05         0.40           (0.10)         0.30        (0.40)         (2.03)        (2.43)
2000(a)                      19.92         0.33            0.05          0.38        (0.37)         (4.08)        (4.45)
CLASS Y SHARES
2000(b)                      14.14         0.10            1.73          1.83        (0.13)            --         (0.13)
VALUE-ADDED MARKET
CLASS X SHARES
1996                         12.24         0.23            1.93          2.16        (0.23)         (0.01)        (0.24)
1997                         14.16         0.23            3.43          3.66        (0.23)         (0.03)        (0.26)
1998                         17.56         0.22            1.90          2.12        (0.22)         (0.27)        (0.49)
1999                         19.19         0.22            2.08          2.30        (0.22)         (0.73)        (0.95)
2000(a)                      20.54         0.26            1.95          2.21        (0.09)         (1.91)        (2.00)
CLASS Y SHARES
2000(b)                      18.74         0.09            1.89          1.98           --             --            --
GROWTH
CLASS X SHARES
1996                         11.07         0.08            2.52          2.60        (0.08)         (0.04)        (0.12)
1997                         13.55         0.09            3.09          3.18        (0.10)         (0.07)        (0.17)
1998                         16.56       --                2.16          2.16       --              (0.49)        (0.49)
1999                         18.23        (0.02)           6.65          6.63       --              (1.59)        (1.59)
2000(a)                      23.27        (0.02)          (2.47)        (2.49)      --              (1.36)        (1.36)
CLASS Y SHARES
2000(b)                      23.90        (0.03)          (4.47)        (4.50)      --                 --            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
UTILITIES
CLASS X SHARES
1996                        $12.94       8.48%   $ 35,686        0.80%           3.16%           0.50%           3.46%
1997                         15.84      26.45      50,766        0.76            2.83            0.76            2.83
1998                         18.71      22.23      85,683        0.71            2.21            0.71            2.21
1999                         26.25      43.71     165,368        0.70            1.63            0.70            1.63
2000(a)                      23.99      (1.91)    196,489        0.69            1.43            0.69            1.43
CLASS Y SHARES
2000(b)                      23.99      (7.26)(1)     5,494      0.95(2)         1.40(2)         0.95(2)         1.40(2)
DIVIDEND GROWTH
CLASS X SHARES
1996                         16.45      24.49     258,101        0.67            2.44            0.67            2.44
1997                         19.57      26.12     518,419        0.65            2.11            0.65            2.11
1998                         22.05      19.73     723,285        0.63            1.87            0.63            1.87
1999                         19.92       0.53     742,811        0.60            1.86            0.60            1.86
2000(a)                      15.85       5.36     619,469        0.63            2.01            0.63            2.01
CLASS Y SHARES
2000(b)                      15.84      13.02(1)     2,780       0.88(2)         1.45(2)         0.88(2)         1.45(2)
VALUE-ADDED MARKET
CLASS X SHARES
1996                         14.16      17.78      73,516        0.64            1.69            0.56            1.77
1997                         17.56      26.12     141,316        0.58            1.49            0.58            1.49
1998                         19.19      12.19     174,824        0.55            1.20            0.55            1.20
1999                         20.54      12.15     189,708        0.55            1.11            0.55            1.11
2000(a)                      20.75      11.98     186,887        0.54            1.31            0.54            1.31
CLASS Y SHARES
2000(b)                      20.72      10.57(1)       890       0.78(2)         1.02(2)         0.78(2)         1.02(2)
GROWTH
CLASS X SHARES
1996                         13.55      23.56      18,215        1.22           (0.03)           0.50            0.69
1997                         16.56      23.07      40,311        1.01            0.13            1.01            0.13
1998                         18.23      13.22      53,504        1.06            0.01            1.06            0.01
1999                         23.27      39.10      96,699        0.90           (0.11)           0.90           (0.11)
2000(a)                      19.42     (11.68)    132,909        0.88           (0.10)           0.88           (0.10)
CLASS Y SHARES
2000(b)                      19.40     (18.83)(1)     2,536      1.14(2)        (0.34)(2)        1.14(2)        (0.34)(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
UTILITIES
CLASS X SHARES
1996                           15%
1997                           34
1998                           19
1999                           31
2000(a)                        32
CLASS Y SHARES
2000(b)                        32
DIVIDEND GROWTH
CLASS X SHARES
1996                           39
1997                           26
1998                           39
1999                          101
2000(a)                        41
CLASS Y SHARES
2000(b)                        41
VALUE-ADDED MARKET
CLASS X SHARES
1996                            4
1997                            8
1998                           14
1999                           21
2000(a)                         8
CLASS Y SHARES
2000(b)                         8
GROWTH
CLASS X SHARES
1996                           47
1997                           55
1998                          223
1999                           88
2000(a)                        68
CLASS Y SHARES
2000(b)                        68

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                        $13.71       $ 0.08          $ 1.68        $ 1.76       $(0.10)        $(0.07)       $(0.17)
1997                         15.30         0.07            4.73          4.80        (0.06)         (0.35)        (0.41)
1998                         19.69         0.13            5.57          5.70        (0.14)         (1.94)        (2.08)
1999                         23.31         0.08           11.76         11.84        (0.07)         (2.48)        (2.55)
2000(a)                      32.60         0.05           (1.39)        (1.34)      --              (2.69)        (2.69)
CLASS Y SHARES
2000(b)                      29.89         0.05           (1.39)        (1.34)      --             --            --
MID-CAP EQUITY
CLASS X SHARES
1997(c)                      10.00         0.18            1.39          1.57        (0.17)        --             (0.17)
1998                         11.40         0.06            0.57          0.63        (0.07)         (0.10)        (0.17)
1999                         11.86         0.06           10.81         10.87        (0.06)         (0.01)        (0.07)
2000(a)                      22.66        (0.09)          (5.64)        (5.73)      --              (1.55)        (1.55)
CLASS Y SHARES
2000(b)                      24.41        (0.05)          (8.99)        (9.04)      --             --            --
GLOBAL EQUITY
CLASS X SHARES
1996                         10.99         0.15            1.10          1.25        (0.17)         (0.01)        (0.18)
1997                         12.06         0.12            0.92          1.04        (0.11)         (0.02)        (0.13)
1998                         12.97         0.14            1.81          1.95        (0.18)         (0.05)        (0.23)
1999                         14.69         0.06            4.94          5.00        (0.06)        --             (0.06)
2000(a)                      19.63         0.13           (1.19)        (1.06)       (0.06)         (1.25)        (1.31)
CLASS Y SHARES
2000(a)                      18.85       --               (1.61)        (1.61)      --                 --            --
DEVELOPING GROWTH
CLASS X SHARES
1996                         15.00         0.02            1.92          1.94        (0.03)         (0.03)++      (0.06)
1997                         16.88         0.05            2.27          2.32        (0.04)        --             (0.04)
1998                         19.16         0.03            1.69          1.72        (0.04)         (0.03)        (0.07)
1999                         20.81         0.01           19.23         19.24        (0.01)        --             (0.01)
2000(a)                      40.04         0.22           (7.89)        (7.67)      --              (6.44)        (6.44)
CLASS Y SHARES
2000(b)                      29.79         0.09           (3.98)        (3.89)      --             --            --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                        $15.30      12.95%   $120,904        0.71%           0.52%           0.69%           0.54%
1997                         19.69      31.93     230,014        0.68            0.42            0.68            0.42
1998                         23.31      30.78     371,633        0.66            0.62            0.66            0.62
1999                         32.60      55.81     768,751        0.66            0.29            0.66            0.29
2000(a)                      28.57      (4.42)    832,971        0.64            0.17            0.64            0.17
CLASS Y SHARES
2000(b)                      28.55      (4.48)(1)    13,930      0.88(2)         0.40(2)         0.88(2)         0.40(2)
MID-CAP EQUITY
CLASS X SHARES
1997(c)                      11.40      15.84(1)    19,236       1.12(2)         0.65(2)       --                1.77(2)
1998                         11.86       5.67      28,198        0.98           (0.40)         --                0.58
1999                         22.66      92.10      84,949        0.92           (0.35)           0.20            0.37
2000(a)                      15.38     (27.56)    116,991        0.79           (0.41)           0.79           (0.41)
CLASS Y SHARES
2000(b)                      15.37     (36.83)(1)     4,895      1.02(2)        (0.62)(2)        1.02(2)        (0.62)(2)
GLOBAL EQUITY
CLASS X SHARES
1996                         12.06      11.43      59,246        1.25            0.69            0.72            1.22
1997                         12.97       8.66     102,229        1.13            0.91            1.13            0.91
1998                         14.69      15.11     125,522        1.10            1.01            1.10            1.01
1999                         19.63      34.14     173,743        1.08            0.36            1.08            0.36
2000(a)                      17.26      (5.93)    171,523        1.06            0.68            1.06            0.68
CLASS Y SHARES
2000(a)                      17.24      (8.54)(1)       883      1.29(2)         0.02(2)         1.29(2)         0.02(2)
DEVELOPING GROWTH
CLASS X SHARES
1996                         16.88      12.95      61,120        0.68           (0.04)           0.58            0.06
1997                         19.16      13.77      82,690        0.60            0.26            0.60            0.26
1998                         20.81       9.04      81,625        0.59            0.19            0.59            0.19
1999                         40.04      92.52     160,595        0.58            0.06            0.58            0.06
2000(a)                      25.93     (21.61)    142,640        0.56            0.66            0.56            0.66
CLASS Y SHARES
2000(b)                      25.90     (13.06)(1)     1,716      0.83(2)         0.74(2)         0.83(2)         0.74(2)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
AMERICAN OPPORTUNITIES
CLASS X SHARES
1996                          232%
1997                          262
1998                          325
1999                          360
2000(a)                       426
CLASS Y SHARES
2000(b)                       426
MID-CAP EQUITY
CLASS X SHARES
1997(c)                       104
1998                          323
1999                          318
2000(a)                        21
CLASS Y SHARES
2000(b)                        21
GLOBAL EQUITY
CLASS X SHARES
1996                           62
1997                           87
1998                           80
1999                           79
2000(a)                        68
CLASS Y SHARES
2000(a)                        68
DEVELOPING GROWTH
CLASS X SHARES
1996                          146
1997                          149
1998                          193
1999                          178
2000(a)                       207
CLASS Y SHARES
2000(b)                       207

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                           NET ASSET                                                                              TOTAL
      FOR THE YEAR           VALUE         NET        NET REALIZED   TOTAL FROM   DIVIDENDS    DISTRIBUTIONS    DIVIDENDS
          ENDED            BEGINNING   INVESTMENT    AND UNREALIZED  INVESTMENT       TO            TO             AND
       DECEMBER 31         OF PERIOD  INCOME (LOSS)   GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
CLASS X SHARES
1996                        $ 9.69       $ 0.16          $ 1.51        $ 1.67       $(0.16)        --            $(0.16)
1997                         11.20         0.06            0.11          0.17        (0.06)        --             (0.06)
1998                         11.31         0.07           (3.33)        (3.26)       (0.07)         (0.07)+++     (0.14)
1999                          7.91       --                6.60          6.60       --              (0.02)++      (0.02)
2000(a)                      14.49        (0.02)          (4.12)        (4.14)      --             --           --

--------------------------------------------------------------------------------
(a)  Prior to July 24, 2000, the Fund issued one class of shares. All shares of the Fund held prior to May 1, 2000 have been designated Class X shares.
(b)  For the period July 24, 2000 (issued date) through December 31, 2000.
(c)  For the period January 21, 1997 (commencement of operations) through
     December 31, 1997.
 *   For the period ending December 31, 2000, the per share amounts were computed using an average number of shares outstanding during the period.
 +   Calculated based on the net asset value as of the last business day of the period.
++   Includes distributions from paid-in-capital of $0.01.
+++  Includes distributions from paid-in-capital of $0.04.
++   Distribution from paid-in-capital.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                             RATIOS TO AVERAGE NET ASSETS    RATIOS TO AVERAGE NET ASSETS
                                                            (BEFORE EXPENSES WERE ASSUMED)  (AFTER EXPENSES WERE ASSUMED)
                           NET ASSET            NET ASSETS  ------------------------------  ------------------------------
                             VALUE                END OF                         NET                             NET
                            END OF     TOTAL      PERIOD                      INVESTMENT                      INVESTMENT
                            PERIOD    RETURN+    (000'S)      EXPENSES      INCOME (LOSS)     EXPENSES      INCOME (LOSS)
--------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
CLASS X SHARES
1996                        $11.20      17.69%   $ 17,240        2.02%          (0.10)%          0.50%           1.42%
1997                         11.31       1.27      23,815        1.71            0.49            1.71            0.49
1998                          7.91     (29.03)     13,272        1.73            0.72            1.73            0.72
1999                         14.49      83.53      22,889        1.84           (0.03)           1.84           (0.03)
2000(a)                      10.35     (28.57)     13,223        1.54           (0.12)           1.54           (0.12)


                           PORTFOLIO
                           TURNOVER
                             RATE
-------------------------  ---------
EMERGING MARKETS
CLASS X SHARES
1996                           46%
1997                           91
1998                          116
1999                           82
2000(a)                        47

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT
SERIES
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund"), comprising, respectively, Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio, Mid-Cap Equity Portfolio, Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (the "Portfolios"), including the portfolios of investments, as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the respective stated periods ended December 31, 1999 were audited by other independent accountants whose report, dated February 16, 2000, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Dean Witter Select Dimensions Investment Series as of December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 14, 2001

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT
SERIES
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Directors and its Audit Committee engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT
SERIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:

In our opinion, the statements of changes in net assets and the financial highlights of Money Market Portfolio, North American Government Securities Portfolio, Diversified Income Portfolio, Balanced Growth Portfolio, Utilities Portfolio, Dividend Growth Portfolio, Value-Added Market Portfolio, Growth Portfolio, American Opportunities Portfolio (formerly American Value Portfolio), Mid-Cap Equity Portfolio (formerly Mid-Cap Growth Portfolio), Global Equity Portfolio, Developing Growth Portfolio and Emerging Markets Portfolio (constituting Morgan Stanley Dean Witter Select Dimensions Investment Series, hereafter referred to as the "Fund") (not presented separately herein) present fairly, in all material respects, the changes in its net assets for the year ended December 31, 1999 and the financial highlights for each of the years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above. We have not audited the financial statements or financial highlights of the Fund for any period subsequent to December 31, 1999.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 16, 2000

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.

BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.